UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

TIAA-CREF Life Funds

8500 Andrew Carnegie Blvd.

Charlotte, North Carolina 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

TIAA-CREF Life Funds	December 31, 2019

TIAA-CREF Life Funds

The annual report contains the audited financial statements.

Fund name	Ticker

Growth Equity Fund	TLGQX

Growth & Income Fund	TLGWX

Large-Cap Value Fund	TLLVX

Real Estate Securities Fund	TLRSX

Small-Cap Equity Fund	TLEQX

Social Choice Equity Fund	TLCHX

Stock Index Fund	TLSTX

International Equity Fund	TLINX

Bond Fund	TLBDX

Money Market Fund	TLMXX

Balanced Fund	TLBAX

Annual

Report

Understanding this report

This annual report contains information about the TIAA-CREF Life Funds and describes their results for the twelve months ended December 31, 2019. The report contains four main sections:

•	A market review from Brad Finkle, Chief Operating Officer, Nuveen; President of the TIAA-CREF Funds and TIAA-CREF Life Funds.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of December 31, 2019.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds  ◾  2019 Annual Report     3

Market review

Global stock markets started 2019 with a powerful rally and went on to post strong gains for the full year. The U.S. economy continued to grow at a steady pace, bolstered by a historically strong labor market that drove the unemployment rate to a 50-year low. Wages grew while inflation remained moderate. The Federal Reserve, which had raised the federal funds target rate nine times from 2015 to 2018, changed course and lowered the rate three times in 2019; bond yields also declined. International stocks advanced despite concerns about growth in certain foreign economies and the global impact of trade tensions between the United States and China. Central banks around the world generally maintained accommodative monetary policies.

•	Returns for the eight TIAA-CREF Life Funds that invest primarily in equities ranged from an advance of 23.1% for the International Equity Fund to a gain of 31.4% for the Social Choice Equity Fund.
•	The Balanced Fund returned 18.8%, while the Bond Fund increased 9.5%.
•	Most of the TIAA-CREF Life Funds outperformed their respective benchmarks.

TIAA-CREF Life Funds performance review

For the twelve-month period, all TIAA-CREF Life Funds advanced and most outpaced the performance of their respective benchmarks. Overall, stock returns surpassed those of bonds, and the performance of U.S. equities generally exceeded foreign stocks.

The Growth Equity Fund gained 30.7% but underperformed its benchmark, the Russell 1000® Growth Index. The Growth & Income Fund, which returned 30.1%, also fell short of its S&P 500® Index benchmark. The Large-Cap Value Fund’s 28.7% gain outpaced the Russell 1000 Value Index. However, the Small-Cap Equity Fund trailed its Russell 2000® Index benchmark with a return of 23.7%.

The Social Choice Equity Fund, which does not invest in certain stocks because of environmental, social and governance criteria, advanced 31.4% to exceed its Russell 3000® Index benchmark. The Stock Index Fund climbed 30.8% but fell slightly short of the same benchmark. The Real Estate Securities Fund gained 31.3% to surpass its benchmark, the FTSE Nareit All Equity REITs Index. The International Equity Fund outperformed its benchmark, the MSCI EAFE® Index, with a return of 23.1%.

The Balanced Fund, which invests in both stock and bond funds, rose 18.8% but fell just short of its composite benchmark. The Bond Fund’s 9.5% gain outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. The Money Market Fund advanced 2.1% to outperform the iMoneyNet Money Fund Averages™—All Government. For more information regarding the performance of the TIAA-CREF Life Funds, please see the commentaries starting on page 10.

4      2019 Annual Report  ∎  TIAA-CREF Life Funds

U.S. equities experienced a banner year

The domestic stock market, as represented by the broad-based Russell 3000 Index, gained 31.0% for the twelve months. Foreign equities, as measured in U.S.-dollar terms by the MSCI EAFE Index, rose 22.0%. U.S. investment-grade fixed-rate bonds, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced 8.7%. Yields on U.S. Treasury securities of all maturities declined, pushing bond prices higher (bond yields move in the opposite direction of prices).

A prudent approach to pursuing long-term financial goals

As we enter a new decade, it’s worth taking a moment to appreciate the past ten years. The U.S. economy has enjoyed a steady, multiyear expansion, and global financial markets have prospered. But there were moments when continued growth appeared far from certain, and investors experienced periods of higher volatility along the way. As we begin a new year with a presidential election in November, some analysts anticipate further gains while others expect increased volatility. Surely, no one can predict where markets are headed in the future. But

Brad Finkle

those uncertainties and unavoidable periods of higher volatility should not distract investors from their long-term investment goals. We believe a well-balanced and diversified portfolio of different asset classes can be a prudent strategy to help investors manage through the inevitable fluctuations of the financial markets. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

As always, we recommend that you speak with your financial advisor or call a TIAA financial consultant with any questions about your investments. To learn more, visit us at TIAA.org or call 800-842-2252. We would be happy to assist you.

/s/ Brad Finkle

Brad Finkle

Chief Operating Officer, Nuveen

President of the TIAA-CREF Funds and TIAA-CREF Life Funds

TIAA-CREF Life Funds  ◾  2019 Annual Report     5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-Q filings. Form N-CSR filings are as of December 31 or June 30; Form N-PORT or Form N-Q filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-223-1200.

Fund management

The TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6      2019 Annual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia, and the Far East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE Nareit All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds  ◾  2019 Annual Report     7

About the funds’ benchmarks

Fixed-income index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Multi-asset class indexes

Composite benchmark

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s composite benchmark combines those public indexes in proportions that reflect the Fund’s target market sector allocations.

Broad market index

The Morningstar Moderately Conservative Target Risk Index has a 40% global equity market exposure based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderately Conservative Target Risk Index reflect a multi-asset class exposure and similar risk profile as the Balanced Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2020. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. Nareit® is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2019 Annual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge on purchases, on reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019–December 31, 2019).

Actual expenses

The first line in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds  ◾  2019 Annual Report     9

Growth Equity Fund

Performance for the twelve months ended December 31, 2019

The Growth Equity Fund returned 30.73% for the year, compared with the 36.39% return of its benchmark, the Russell 1000® Growth Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The performance of the U.S. stock market, as measured by the Russell 3000® Index, was strong at 31.02%. Growth shares outpaced value stocks, and large-cap equities outperformed both small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund produced a sizable gain but trailed its benchmark

All ten industry sectors in the Russell 1000 Growth Index advanced for the twelve months (utilities are no longer represented). The information technology (up 51.9%), consumer discretionary (up 28.4%) and communication services (up 35.3%) sectors contributed most to the index’s return. Together, these three sectors represented more than 60.0% of the benchmark’s total market capitalization on December 31, 2019. Information technology—the largest sector in the benchmark—was the only one to outpace the index. The financials, materials and real estate sectors each produced solid returns of more than 33.0% but trailed the index. Energy—the benchmark’s smallest sector—gained 8.6% and was the worst performer.

The Fund advanced but trailed its benchmark for the period. An underweight position in Apple, which gained strongly, detracted most from relative performance. An overweight in Expedia Group was the next-largest detractor, as the online travel booking company posted disappointing third-quarter earnings. An overweight position in Netflix also limited the Fund’s relative return as the stock trailed the benchmark.

On the plus side, the Fund benefited by avoiding benchmark component AbbVie, a biopharmaceutical company that underperformed due to increased competition for its arthritis medication. The Fund’s underweight position in UnitedHealth Group was the second-largest contributor, as the health care provider’s performance trailed the benchmark. An overweight investment in Mastercard also made a positive contribution. The stock outpaced the benchmark by a wide margin after posting strong revenue and profit growth.

10      2019 Annual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth Equity Fund	4/3/00	30.73%	13.77%	14.90%	0.56%	0.52%
Russell 1000® Growth Index	—	36.39	14.63	15.22	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Growth Equity Fund $40,107

Russell 1000® Growth Index $41,234

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     11

Growth Equity Fund

Expense example

Six months ended December 31, 2019

Growth Equity Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,078.65	$2.72
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$117.94 million
Portfolio turnover rate	108%
Number of holdings	82
Weighted median market capitalization	$127.68 billion
Price/earnings ratio (weighted 12-month trailing average)†	37.6

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	79.8
More than $15 billion–$50 billion	17.7
More than $2 billion–$15 billion	2.5
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Information technology	40.0
Health care	18.8
Consumer discretionary	16.0
Communication services	12.6
Industrials	6.3
Materials	2.5
Financials	2.4
Consumer staples	0.9
Energy	0.1
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

12      2019 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Performance for the twelve months ended December 31, 2019

The Growth & Income Fund returned 30.10% for the year, compared with the 31.49% return of its benchmark, the S&P 500® Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The S&P 500 Index, a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy, surpassed the 31.02% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. The Russell 3000 Index holds smaller equities, which underperformed large-cap stocks for the year.

Fund posted a double-digit gain but trailed its benchmark

All of the eleven industry sectors in the S&P 500 Index had double-digit gains for the twelve months. Information technology (up 50.3%)—the benchmark’s largest sector—performed best, followed by communication services (up 32.7%), financials (up 32.1%) and industrials (up 29.4%). Together, these four sectors represented more than one-half of the total market capitalization of the index on December 31, 2019. The weakest-performing sectors were energy (up 11.8%) and health care (up 20.8%). Excess supply held down oil prices in 2019, while political discourse focusing on health care reform limited the performance of health care stocks.

The Fund advanced but underperformed its benchmark for the period. An overweight position in oil and gas exploration company Concho Resources, an out-of-benchmark holding in database management firm Teradata and an overweight in chemical company DuPont de Nemours were the largest detractors from the Fund’s relative performance. Concho Resources and Teradata both had disappointing earnings, while DuPont’s stock weakened as the company announced the spinoff of its agriculture business.

On the plus side, an underweight position in Berkshire Hathaway, excluding Johnson & Johnson and an overweight in semiconductor maker Advanced Micro Devices were the biggest contributors to the Fund’s relative return. Berkshire Hathaway’s results suffered due to its substantial ownership stake in Kraft Heinz. Johnson & Johnson grappled with consequences of the opioid epidemic. Advanced Micro Devices benefited from revenue growth driven by its computing and graphics business.

TIAA-CREF Life Funds  ◾  2019 Annual Report     13

Growth & Income Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Growth & Income Fund	4/3/00	30.10%	10.91%	13.04%	0.56%	0.52%
S&P 500® Index	—	31.49	11.70	13.56	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Growth & Income Fund $34,056

S&P 500® Index $35,666

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

14      2019 Annual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Expense example

Six months ended December 31, 2019

Growth & Income Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,084.66	$2.73
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$160.22 million
Portfolio turnover rate	63%
Number of holdings	180
Weighted median market capitalization	$107.67 billion
Price/earnings ratio (weighted 12-month trailing average)†	26.3

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	62.9
More than $15 billion–$50 billion	21.0
More than $2 billion–$15 billion	15.4
$2 billion or less	0.7
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Information technology	24.2
Health care	15.2
Financials	12.4
Communication services	10.7
Industrials	9.3
Consumer discretionary	9.0
Consumer staples	7.5
Energy	4.3
Materials	3.5
Utilities	2.3
Real estate	1.4
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

TIAA-CREF Life Funds  ◾  2019 Annual Report     15

Large-Cap Value Fund

Performance for the twelve months ended December 31, 2019

The Large-Cap Value Fund returned 28.66% for the year, compared with the 26.54% return of its benchmark, the Russell 1000® Value Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The performance of the U.S. stock market, as measured by the Russell 3000® Index, was strong at 31.02%. Growth shares outpaced value stocks, and large-cap equities outperformed both small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a strong gain, surpassed its benchmark

All eleven industry sectors in the Russell 1000 Value Index recorded double-digit gains for the twelve months. Information technology (up 41.2%) generated the strongest return, driven by robust demand for cloud computing services and the buildout of next-generation wireless networks. Financials (up 30.8%)—the index’s largest sector—also performed well and was the top contributor to the index’s overall return. Health care (up 20.2%) trailed the benchmark but was still a top contributor due to its large weighting. Together, these three sectors represented more than 40.0% of the benchmark’s total market capitalization on December 31, 2019. Energy (up 10.8%) registered the weakest gain as excess supply held down oil prices in 2019.

The Fund outperformed its benchmark mainly because of successful stock choices. The top contributors to the Fund’s relative return were overweight positions in Citigroup and JPMorgan Chase, both of which experienced strength in their consumer banking operations. The next-largest contributors were overweight investments in packaging company Crown Holdings, which benefited from healthy global demand for beverage containers, and Microsoft, whose cloud computing business drove strong sales.

These and other favorable stock selections were partly offset by stock picks that did not perform as anticipated. Major detractors included overweight holdings in energy firms EOG Resources and Concho Resources. An overweight position in Cigna was also a significant detractor, as the potential for increased government regulation dampened investor enthusiasm for health insurance stocks.

16      2019 Annual Report  ∎  TIAA-CREF Life Funds

Large-Cap Value Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	10/28/02	28.66%	6.96%	10.61%	0.63%	0.52%
Russell 1000® Value Index	—	26.54	8.29	11.80	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Large-Cap Value Fund $27,408

Russell 1000® Value Index $30,505

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     17

Large-Cap Value Fund

Expense example

Six months ended December 31, 2019

Large-Cap Value Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,099.53	$2.75
5% annual hypothetical return	1,000.00	1,022.58	2.65

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$75.10 million
Portfolio turnover rate	19%
Number of holdings	82
Weighted median market capitalization	$132.28 billion
Price/earnings ratio (weighted 12-month trailing average)†	18.9

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	74.1
More than $15 billion–$50 billion	20.1
More than $2 billion–$15 billion	5.8
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Financials	25.9
Health care	15.7
Industrials	11.5
Information technology	10.4
Communication services	7.8
Energy	6.9
Consumer staples	6.5
Utilities	4.8
Materials	3.9
Consumer discretionary	3.5
Real estate	2.1
Short-term investments, other assets & liabilities, net	1.0
Total	100.0

18      2019 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the twelve months ended December 31, 2019

The Real Estate Securities Fund returned 31.33% for the year, compared with the 28.66% return of its benchmark, the FTSE Nareit All Equity REITs Index.

REITs, as measured by the benchmark index, posted double-digit gains for the twelve months, supported by favorable property fundamentals, a strong labor market and ongoing economic growth. Unemployment declined to 3.5% in November—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the twelve months ended December 31, 2019.

The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%. Yields on U.S. Treasury securities of all maturities declined, boosting bond prices (bond yields move in the opposite direction of prices).

Fund produced a sizable gain, surpassed its benchmark

Among the benchmark’s 16 property sectors and subsectors, nearly all posted double-digit gains for the twelve months. The largest returns were seen in the manufactured homes (up 49.1%), industrial (up 48.4%), single family homes (up 44.3%) and data centers (up 44.2%) sectors. Regional malls (down 10.1%) was the only sector to suffer a loss.

For the twelve-month period, the Fund produced a substantial gain and surpassed its benchmark—primarily due to favorable security selection. An overweight position in industrial REIT Rexford Industrial Realty contributed most to relative performance, followed by an out-of-benchmark position in technology services company GDS Holdings, which produced triple-digit gains. An overweight position in Sun Communities, a REIT that invests in manufactured home communities, and not owning poorly performing Macerich, a shopping center REIT, also contributed to the Fund’s relative performance versus the benchmark.

These positive effects were partly offset by an underweight position in telecommunication services company American Tower, which benefited from strong global leasing activity. Overweight positions in Regency Centers, a grocery-anchored shopping center operator, and Simon Property Group, a commercial real estate company focusing on shopping malls, also impacted the Fund’s relative performance as both struggled during the period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     19

Real Estate Securities Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	10/28/02	31.33%	8.92%	12.90%	0.65%	0.57%
FTSE Nareit All Equity REITs Index	—	28.66	8.43	12.59	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Real Estate Securities Fund $33,646

FTSE Nareit All Equity REITs Index $32,728

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

20      2019 Annual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Expense example

Six months ended December 31, 2019

Real Estate Securities Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,086.50	$3.00
5% annual hypothetical return	1,000.00	1,022.33	2.91

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$84.98 million
Portfolio turnover rate	35%
Number of holdings	54
Weighted median market capitalization	$17.94 billion
Price/earnings ratio (weighted 12-month trailing average)†	48.1

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	18.0
More than $15 billion–$50 billion	42.1
More than $2 billion–$15 billion	39.2
$2 billion or less	0.7
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Specialized REITs	28.3
Residential REITs	20.2
Industrial REITs	12.8
Retail REITs	10.0
Office REITs	9.5
Health care REITs	7.3
Diversified REITs	3.9
Hotel & resort REITs	2.4
Internet services & infrastructure	1.8
Other diversified financial services	1.7
Mortgage REITs	0.9
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

TIAA-CREF Life Funds  ◾  2019 Annual Report     21

Small-Cap Equity Fund

Performance for the twelve months ended December 31, 2019

The Small-Cap Equity Fund returned 23.72% for the year, compared with the 25.52% return of its benchmark, the Russell 2000® Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The performance of the U.S. stock market, as measured by the Russell 3000® Index, was strong at 31.02%. Growth shares outpaced value stocks, and large-cap equities outperformed both small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a double-digit gain but lagged its benchmark

Ten of the eleven industry sectors in the Russell 2000 Index generated positive returns for the twelve months. Information technology (up 41.4%) led the way and was also the top contributor to the benchmark’s performance. Health care (up 28.7%) and industrials (up 29.4%) also posted outsized gains and were the next-largest contributors to the index’s return. Financials (up 22.4%)—the index’s biggest component—modestly trailed the index but was also a major contributor due to its size. Together, these four sectors represented more than 60.0% of the benchmark’s total market capitalization on December 31, 2019. Energy (down 6.8%) and communication services (up 8.3%) were the worst-performing sectors.

The Fund underperformed its benchmark as certain stock selections did not perform as expected. The largest detractors were overweight positions in USANA Health Sciences, a maker of nutritional supplements that faced weaker demand from China, and Medifast, a weight loss company whose quarterly sales growth generally underwhelmed investors. The next-largest detractor was a lack of exposure to benchmark component Arrowhead Pharmaceuticals, a stock that registered an exceptional gain.

On the positive side, several astute stock choices were beneficial. The top contributor to the Fund’s relative performance was an overweight investment in Roku, a maker of streaming video services that experienced strong growth in user accounts. Overweight positions in industrial company Atkore International, Lattice Semiconductor and medical genetics firm Invitae also boosted the Fund’s relative return.

22      2019 Annual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	10/28/02	23.72%	8.40%	12.03%	0.66%	0.53%
Russell 2000® Index	—	25.52	8.23	11.83	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Small-Cap Equity Fund $31,148

Russell 2000® Index $30,582

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     23

Small-Cap Equity Fund

Expense example

Six months ended December 31, 2019

Small-Cap Equity Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,045.92	$2.73
5% annual hypothetical return	1,000.00	1,022.53	2.70

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$53.61 million
Portfolio turnover rate	124%
Number of holdings	396
Weighted median market capitalization	$2.06 billion
Price/earnings ratio (weighted 12-month trailing average)†	39.7

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $15 billion–$50 billion	1.3
More than $2 billion–$15 billion	52.1
$2 billion or less	46.6
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Financials	17.8
Health care	16.6
Industrials	15.2
Information technology	12.1
Consumer discretionary	10.1
Real estate	8.8
Materials	4.9
Energy	4.3
Consumer staples	3.8
Utilities	2.9
Communication services	2.3
Short-term investments, other assets & liabilities, net	1.2
Total	100.0

24      2019 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the twelve months ended December 31, 2019

The Social Choice Equity Fund returned 31.38% for the year, compared with the 31.02% return of its benchmark, the Russell 3000® Index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of stocks that were included in the Russell 3000 Index. Avoiding these companies produced mixed results, but the net effect was that the Fund outperformed its benchmark.

Not investing in Pfizer, Berkshire Hathaway and ExxonMobil helped the Fund’s relative performance. Pfizer investors reacted negatively to the announced merger of its Upjohn unit with Mylan. Berkshire Hathaway’s results suffered due to its substantial ownership stake in Kraft Heinz. ExxonMobil’s stock underperformed as higher capital expenditures concerned investors.

On the other hand, avoiding other stocks detracted from relative returns, notably Mastercard, JPMorgan Chase and Visa. Mastercard reported strong revenue growth, helped by increases in payment-processing transactions. JPMorgan Chase ended 2019 with its stock at an all-time high after reporting record revenue for the third quarter. Like Mastercard, Visa benefited from consumer trends, including the popularity of online shopping and increased use of credit and debit cards.

Fund posted a sizable gain, outperformed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

The Fund’s most beneficial investments were overweight positions in Netflix, Copart and S&P Global. Despite increasing competition, Netflix benefited from strength in paid streaming memberships. Online automotive dealer Copart’s stock rose on the back of double-digit revenue growth, helped by geographic expansion and the rising number of vehicles deemed total losses. Financial information services provider S&P Global reported growth across all businesses, with the S&P Dow Jones division showing particular strength.

Not all stocks in which the Fund was invested were beneficial. The largest detractors were an underweight in Facebook, an overweight in Occidental Petroleum and an underweight in Amazon.com. Facebook benefited from its popularity among users and advertisers. Investors balked at Occidental’s proposed acquisition of Anadarko Petroleum. Amazon.com reported double-digit sales growth.

TIAA-CREF Life Funds  ◾  2019 Annual Report     25

Social Choice Equity Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	4/3/00	31.38%	10.61%	12.54%	0.32%	0.22%
Russell 3000® Index	—	31.02	11.24	13.42	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Social Choice Equity Fund $32,579

Russell 3000® Index $35,215

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

26      2019 Annual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Expense example

Six months ended December 31, 2019

Social Choice Equity Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,111.93	$1.17
5% annual hypothetical return	1,000.00	1,024.10	1.12

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$70.89 million
Portfolio turnover rate	27%
Number of holdings	612
Weighted median market capitalization	$68.15 billion
Price/earnings ratio (weighted 12-month trailing average)†	26.5

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	59.9
More than $15 billion–$50 billion	25.6
More than $2 billion–$15 billion	11.4
$2 billion or less	3.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Information technology	21.4
Financials	14.8
Health care	13.9
Consumer discretionary	10.7
Industrials	10.3
Communication services	8.2
Consumer staples	6.0
Energy	4.2
Real estate	3.9
Utilities	3.4
Materials	2.8
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

TIAA-CREF Life Funds  ◾  2019 Annual Report     27

Stock Index Fund

Performance for the twelve months ended December 31, 2019

The Stock Index Fund returned 30.81% for the year, compared with the 31.02% return of its benchmark, the Russell 3000® Index.

For the twelve-month period, the Fund’s return underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The performance of the U.S. stock market, as measured by the Russell 3000 Index, was strong across investment styles and capitalization sizes. Growth shares outpaced value stocks, and large-cap equities outperformed both small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.)

Information technology led the benchmark higher

All eleven sectors in the benchmark delivered positive performance for the twelve months. Information technology (up 49.3%)—the largest sector in the benchmark—and financials (up 30.8%) contributed most to the index’s return. Health care (up 21.9%) and industrials (up 30.0%) also made strong contributions. Together, these four sectors represented almost 60.0% of the benchmark’s total market capitalization on December 31, 2019. Communication services, consumer discretionary and consumer staples were also beneficial. Real estate, utilities and materials posted double-digit gains but had less of an impact on the benchmark’s overall return due to their smaller weightings. Energy (up 9.6%) was the worst performer.

For the twelve-month period, three of the benchmark’s five largest stocks outperformed the benchmark’s overall return. Apple’s stock nearly doubled, while Microsoft also had a sizeable gain. Facebook was next, rising on strong revenue growth. Alphabet, the parent company of Google, advanced, but it lagged the benchmark due to tepid earnings gains and increasing regulatory and political scrutiny. Amazon.com also posted gains but was hurt by two quarters of lower-than-expected earnings.

28      2019 Annual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Stock Index Fund	1/4/99	30.81%	11.16%	13.33%	0.10%	0.09%
Russell 3000® Index	—	31.02	11.24	13.42	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Stock Index Fund $34,941

Russell 3000® Index $35,215

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     29

Stock Index Fund

Expense example

Six months ended December 31, 2019

Stock Index Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,102.60	$0.48
5% annual hypothetical return	1,000.00	1,024.75	0.46

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.09%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$584.16 million
Portfolio turnover rate	3%
Number of holdings	2,852
Weighted median market capitalization	$93.53 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.3

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	61.3
More than $15 billion–$50 billion	19.5
More than $2 billion–$15 billion	16.3
$2 billion or less	2.9
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Information technology	22.3
Health care	14.1
Financials	13.4
Consumer discretionary	10.0
Industrials	9.8
Communication services	9.4
Consumer staples	6.4
Energy	4.0
Real estate	4.0
Utilities	3.2
Materials	2.8
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

30      2019 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the twelve months ended December 31, 2019

The International Equity Fund returned 23.07% for the year, compared with the 22.01% return of its benchmark, the MSCI EAFE® Index.

International stocks in both developed and emerging markets posted solid gains despite slowing economic growth in many parts of the world. Economies in the euro area grew by an annualized rate of 1.2% in the second and third quarters of 2019, following annualized growth of 1.3% in the first quarter. Economic growth in China slowed through the first nine months of 2019. Japan’s economy posted steady gains through the first half of the year but slowed in the third quarter. The U.S. Federal Reserve lowered the federal funds target rate three times in 2019 to 1.50%–1.75%. The European Central Bank resumed a bond-buying program in November, with a stated target of purchasing more than $20 billion in bonds per month to stimulate the region’s economy.

All of the country components within the MSCI EAFE Index, which includes 21 developed nations outside North America, advanced in both U.S.-dollar and local-currency terms for the twelve months; most posted double-digit gains.

Fund produced a double-digit return, surpassed its benchmark

The Fund’s allocation decisions were advantageous. The largest contributor was an overweight position in French energy management solutions provider Schneider Electric, followed by out-of-benchmark investments in British home improvement retailer Travis Perkins and German industrial gas producer Linde.

These positive effects were partly offset by several overweight positions. Global consumer goods provider Reckitt Benckiser Group saw revenues decline. German tourism services firm TUI was hurt by the grounding of the Boeing 737 MAX airliner. Japanese heavy machinery manufacturer IHI’s stock declined as the company reported challenging business conditions.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2019 Annual Report     31

International Equity Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
International Equity Fund	4/3/00	23.07%	4.59%	5.52%	0.71%	0.60%
MSCI EAFE® Index	—	22.01	5.67	5.50	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

International Equity Fund $17,109

MSCI EAFE® Index $17,085

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

32      2019 Annual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Expense example

Six months ended December 31, 2019

International Equity Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,089.02	$3.16
5% annual hypothetical return	1,000.00	1,022.18	3.06

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$107.62 million
Portfolio turnover rate	108%
Number of holdings	63
Weighted median market capitalization	$41.10 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.3

†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by country

% of portfolio investments as of 12/31/2019
France	20.3
United Kingdom	18.8
Japan	18.3
Germany	13.9
Switzerland	5.8
Italy	5.4
Denmark	3.3
Ireland	2.3
7 other nations	8.2
Short-term investments	3.7
Total	100.0

Portfolio composition

Sector	% of net assets as of 12/31/2019
Consumer discretionary	20.0
Financials	18.6
Industrials	15.8
Materials	13.2
Information technology	10.7
Health care	7.6
Consumer staples	7.1
Communication services	2.9
Real estate	0.4
Short-term investments, other assets & liabilities, net	3.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 12/31/2019
More than $50 billion	45.3
More than $15 billion–$50 billion	30.1
More than $2 billion–$15 billion	24.6
Total	100.0

TIAA-CREF Life Funds  ◾  2019 Annual Report     33

Bond Fund

Performance for the twelve months ended December 31, 2019

The Bond Fund returned 9.48% for the year, compared with the 8.72% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%. Yields on U.S. Treasury securities of all maturities declined during the year, boosting bond prices (bond yields move in the opposite direction of prices).

The European Central Bank left its low benchmark interest rates largely unchanged during the period. In November 2019, however, the central bank restarted a bond-buying program with a target of purchasing more than $20 billion in bonds per month to stimulate the region’s economy. The Bank of England left its benchmark interest rate of 0.75% unchanged.

Fund surpassed its benchmark, driven by strength in corporate bonds

All of the sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive returns for the twelve-month period. Corporate bonds, which accounted for 24.9% of the index’s total market capitalization on December 31, 2019, advanced 14.6% and were a primary driver of the benchmark’s overall performance. U.S. Treasuries, the largest index sector with a weight of 39.3%, returned 6.9%. Mortgage-backed securities, the benchmark’s second-largest sector at 26.9%, rose 6.5%.

The Fund outperformed its benchmark during the period, primarily due to an overweight position and strong security selection in corporate bonds. Overweight positions in asset-backed securities, commercial mortgage-backed securities and municipal bonds also contributed.

Conversely, the Fund’s interest-rate positioning dampened its performance versus the benchmark as rates generally fell during the period, and the Fund’s duration profile was shorter than the benchmark for most of the year.

34      2019 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Bond Fund	7/8/03	9.48%	3.54%	4.15%	0.38%	0.35%
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.72	3.05	3.75	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

$10,000 over 10 years

Bond Fund $15,018

Bloomberg Barclays U.S. Aggregate Bond Index $14,445

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the value of the Fund’s benchmark during the same period.

TIAA-CREF Life Funds  ◾  2019 Annual Report     35

Bond Fund

Expense example

Six months ended December 31, 2019

Bond Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)
Actual return	$1,000.00	$1,024.79	$1.79
5% annual hypothetical return	1,000.00	1,023.44	1.79

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$203.00 million
Portfolio turnover rate	117%
Portfolio turnover rate, excluding mortgage dollar-roll transactions	111%
Number of issues	830
Option-adjusted duration‡	5.60 years
Average maturity§	7.67 years

‡

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

Sector	% of net assets as of 12/31/2019
Corporate bonds	28.6
Mortgage-backed securities	23.2
U.S. Treasury securities	13.8
Foreign government & corporate bonds denominated in U.S. dollars	11.2
Asset-backed securities	8.2
Commercial mortgage-backed securities	7.9
Municipal bonds	3.7
Bank loan obligations	1.2
U.S. agency securities	0.2
Preferred stock	0.1
Short-term investments, other assets & liabilities, net	1.9
Total	100.0

36      2019 Annual Report  ∎  TIAA-CREF Life Funds

Bond Fund

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 12/31/2019
Less than 1 year	2.7
1–3 years	18.4
3–5 years	20.6
5–10 years	43.1
Over 10 years	15.2
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 12/31/2019
U.S. Treasury & U.S. agency securities*	36.5
Aaa/AAA	7.6
Aa/AA	7.2
A/A	15.0
Baa/BBB	27.1
Ba/BB	2.2
B/B	1.6
Below B/B	0.4
Non-rated	2.4
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

TIAA-CREF Life Funds  ◾  2019 Annual Report     37

Money Market Fund

Performance for the twelve months ended December 31, 2019

The Money Market Fund returned 2.09% for the year, compared with the 1.79% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

Money market funds generally benefited during the year. Total money market fund balances increased from almost $3.0 trillion at the start of 2019 to nearly $3.6 trillion by year-end. In the face of an inverted yield curve and volatile equity markets, money market funds provided an attractive choice for investors seeking potential stability and yield.

Yields on LIBOR—a key interest-rate benchmark for money market funds—also dropped. LIBOR is an indication of the interest rates that banks expect to pay to other banks for loans on the London market and was the key money market benchmark for many years. However, LIBOR is being phased out as a money market benchmark in favor of SOFR—the Secured Overnight Financing Rate—which is transaction-based. This change is expected to be complete by 2021. Between January 2, 2019, and December 31, 2019, one-month LIBOR declined from 2.51% to 1.76%; three-month LIBOR declined from 2.79% to 1.91%; six-month LIBOR declined from 2.87% to 1.91%; and twelve-month LIBOR declined from 3.00% to 2.00%. SOFR declined from 3.15% to 1.55%.

Fund outperformed the iMoneyNet average

For the twelve-month period, the Money Market Fund outperformed the iMoneyNet average. In pursuit of additional yield, the Fund continued to invest in longer-dated floating-rate government agency securities, which enhanced its performance relative to the iMoneyNet average. As of December 31, 2019, the Fund’s weighted average maturity (WAM) was 42 days, versus 37 days for the iMoneyNet average, and this longer WAM also benefited the Fund’s relative performance.

38      2019 Annual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Net annualized yield for the 7 days ended December 31, 2019§

	Current yield	Effective yield
Money Market Fund	1.49%	1.50%
iMoneyNet Money Fund Averages™—All Government‡	1.22	1.23

The current yield more closely reflects current earnings than does the total return.

§	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of December 31, 2019

		Total return	Average annual total return		Annual operating expenses*

	Inception date	1 year	5 years	10 years	gross	net
Money Market Fund	7/8/03	2.09%	0.96%	0.50%	0.24%	0.15%
iMoneyNet Money Fund Averages™—All Government‡	—	1.79	0.75	0.38	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does the total return.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

‡

The iMoneyNet Money Fund Averages—All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. Agencies, repurchase agreements and government-backed floating-rate notes. You cannot invest directly in it.

TIAA-CREF Life Funds  ◾  2019 Annual Report     39

Money Market Fund

Expense example

Six months ended December 31, 2019

Money Market Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19 )
Actual return	$1,000.00	$1,009.40	$0.76
5% annual hypothetical return	1,000.00	1,024.45	0.77

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.15%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 12/31/2019
Net assets	$105.81 million
Number of issues	73

Portfolio composition

Sector	% of net assets as of 12/31/2019
U.S. government agency securities*	52.5
Floating-rate securities, government*	28.0
U.S. Treasury securities*	20.4
Short-term investments, other assets & liabilities, net	–0.9
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

40      2019 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance for the twelve months ended December 31, 2019

The Balanced Fund returned 18.81% for the year, compared with the 18.84% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

During the twelve-month period, the U.S. economy continued to grow while inflation remained moderate. Unemployment declined to 3.5% in November 2019—matching its lowest level in 50 years—and remained there at the end of the period. Core inflation, which includes all items except food and energy, rose 2.3% for the period. The Federal Reserve, which had raised interest rates over the previous four years, reversed course in 2019, lowering the federal funds target rate three times to 1.50%–1.75%.

The performance of the U.S. stock market, as measured by the Russell 3000 Index, was strong at 31.02%. Growth shares outpaced value stocks, and large-cap equities outperformed both small- and mid-cap shares. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, gained 22.01%. (The MSCI EAFE Index returns are in U.S. dollars.) The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 8.72%, driven by declining market yields as well as strength in the corporate bond sector.

Fund trailed its benchmark slightly, hampered by weakness in U.S. equity funds

For the twelve-month period, the Fund’s absolute performance benefited from the positive returns of both stocks and bonds held by the underlying funds of the Balanced Fund. The Real Estate Securities Fund posted the largest gain, followed by the Stock Index Fund.

The Fund slightly underperformed its composite benchmark for the period, hurt by weakness in its underlying U.S. equity funds. Among them, the Growth Equity Fund was the largest detractor, followed by the Growth & Income Fund and the Small-Cap Equity Fund.

Conversely, the Bond Fund was the largest contributor to the Fund’s performance relative to its benchmark. The Large-Cap Value Fund and the International Equity Fund were also beneficial.

TIAA-CREF Life Funds  ◾  2019 Annual Report     41

Balanced Fund

Performance as of December 31, 2019

		Total return	Average annual total return			Annual operating expenses*#

	Inception date	1 year	5 years	since inception		gross	net
Balanced Fund	1/31/14	18.81%	6.56%	6.77%		0.62%	0.51%
Balanced Fund Composite Index†	—	18.84	6.76	7.15	§	—	—
Broad market index
Morningstar Moderately Conservative Target Risk Index	—	15.25	5.55	5.52	§	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2020, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower.

#	These expenses include underlying fund expenses.
†

As of the close of business on December 31, 2019, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Russell 3000® Index; and 10.0% MSCI EAFE® Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.

42      2019 Annual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

$10,000 invested at Fund’s inception

(Inception: January 31, 2014)

Ending amounts are as of December 31, 2019. For the purpose of comparison, the graph also shows the change in the values of the Fund’s composite benchmark and broad market indexes during the same period.

Expense example

Six months ended December 31, 2019

Balanced Fund	Beginning account value (7/1/19)	Ending account value (12/31/19)	Expenses paid during period* (7/1/19–12/31/19)	Effective expenses paid during period† (7/1/19–12/31/19)
Actual return	$1,000.00	$1,056.74	$0.52	$2.64
5% annual hypothetical return	1,000.00	1,024.70	0.51	2.60

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended December 31, 2019. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.51%.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2019 Annual Report     43

Balanced Fund

Fund profile

as of 12/31/2019
Net assets	$68.83 million

Asset allocation

% of net assets as of 12/31/19
Equity
U.S. equity	40.30
International equity	10.09

Fixed income	49.51
Other assets & liabilities, net	0.10
Total	100.00

Target allocation

Equity 50.00% Fixed Income 50.00%

44      2019 Annual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments

Growth Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
5,781	*	Tesla, Inc	$2,418,366	2.0%
		Other	531,927	0.5

			2,950,293	2.5

CAPITAL GOODS
6,132		Airbus SE	899,964	0.8
4,531		Boeing Co	1,476,019	1.3
4,090		L3Harris Technologies, Inc	809,288	0.7
2,789		Northrop Grumman Corp	959,332	0.8
		Other	1,237,147	1.0

			5,381,750	4.6

COMMERCIAL & PROFESSIONAL SERVICES
15,239	*	IHS Markit Ltd	1,148,259	1.0

			1,148,259	1.0

CONSUMER DURABLES & APPAREL
30,672		Nike, Inc (Class B)	3,107,381	2.6
10,685		VF Corp	1,064,867	0.9
		Other	329,659	0.3

			4,501,907	3.8

CONSUMER SERVICES
5,443		McDonald’s Corp	1,075,591	0.9
		Other	687,528	0.6

			1,763,119	1.5

DIVERSIFIED FINANCIALS
7,383		S&P Global, Inc	2,015,928	1.7
		Other	840,909	0.7

			2,856,837	2.4

ENERGY			122,335	0.1

FOOD & STAPLES RETAILING
8,843		Walmart, Inc	1,050,902	0.9

			1,050,902	0.9

HEALTH CARE EQUIPMENT & SERVICES
20,386	*	Alcon, Inc (XNYS)	1,153,236	1.0
13,887		Baxter International, Inc	1,161,231	1.0
3,714	*	Intuitive Surgical, Inc	2,195,531	1.8
3,986		UnitedHealth Group, Inc	1,171,804	1.0
		Other	564,795	0.5

			6,246,597	5.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	45

Summary portfolio of investments	continued

Growth Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

MATERIALS
6,051		Linde plc	$1,288,258	1.1%
2,832		Sherwin-Williams Co	1,652,585	1.4

			2,940,843	2.5

MEDIA & ENTERTAINMENT
2,426	*	Alphabet, Inc (Class A)	3,249,360	2.8
2,052	*	Alphabet, Inc (Class C)	2,743,565	2.3
22,349	*	Facebook, Inc	4,587,132	3.9
5,422	*	IAC/InterActiveCorp	1,350,675	1.1
14,387		Walt Disney Co	2,080,792	1.8
		Other	831,653	0.7

			14,843,177	12.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
29,461		AstraZeneca plc	2,948,809	2.5
27,191		Bristol-Myers Squibb Co	1,745,390	1.5
20,278		GlaxoSmithKline plc (ADR)	952,863	0.8
6,141	*	Illumina, Inc	2,037,215	1.7
25,551		Merck & Co, Inc	2,323,863	2.0
3,452	*	Regeneron Pharmaceuticals, Inc	1,296,157	1.1
7,327	*	Vertex Pharmaceuticals, Inc	1,604,247	1.3
		Other	3,058,269	2.6

			15,966,813	13.5

RETAILING
3,765	*	Amazon.com, Inc	6,957,118	5.9
602	*	Booking Holdings, Inc	1,236,345	1.0
2,292		Kering	1,510,232	1.3

			9,703,695	8.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
19,837		Applied Materials, Inc	1,210,850	1.0
7,953		NVIDIA Corp	1,871,341	1.6
9,033		NXP Semiconductors NV	1,149,540	1.0
17,753		Texas Instruments, Inc	2,277,532	1.9
		Other	993,725	0.9

			7,502,988	6.4

SOFTWARE & SERVICES
11,616	*	Adobe, Inc	3,831,073	3.2
1,682	*,e,g	Adyen NV	1,383,606	1.2
6,669		Automatic Data Processing, Inc	1,137,065	1.0
6,056		Fidelity National Information Services, Inc	842,329	0.7
7,829		Intuit, Inc	2,050,650	1.7
14,216		Mastercard, Inc (Class A)	4,244,755	3.6
51,997		Microsoft Corp	8,199,927	6.9
14,911	*	PayPal Holdings, Inc	1,612,923	1.4
23,872	*	salesforce.com, Inc	3,882,542	3.3

46	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth Equity Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
13,043		Visa, Inc (Class A)		$2,450,780	2.1%
		Other		2,717,865	2.3

				32,353,515	27.4

TECHNOLOGY HARDWARE & EQUIPMENT
19,094		Apple, Inc		5,606,953	4.8
11,121	*	Keysight Technologies, Inc		1,141,348	1.0
		Other		517,904	0.4

				7,266,205	6.2

TRANSPORTATION
5,954		Kansas City Southern		911,915	0.7

				911,915	0.7

		TOTAL COMMON STOCKS	(Cost $72,426,743)	117,511,150	99.6

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				510,000	0.4

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,373,418	c	State Street Navigator Securities Lending Government Money Market Portfolio		1,373,418	1.2

				1,373,418	1.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,883,401)	1,883,418	1.6

		TOTAL PORTFOLIO	(Cost $74,310,144)	119,394,568	101.2
		OTHER ASSETS & LIABILITIES, NET		(1,456,055)	(1.2)

		NET ASSETS		$117,938,513	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,309,598. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities, including those in “Other,” is $1,826,897 or 1.5% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	47

Summary portfolio of investments

Growth & Income Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$745,799	0.5%

BANKS
72,135		Bank of America Corp	2,540,595	1.6
24,407		Citigroup, Inc	1,949,875	1.2
25,815		JPMorgan Chase & Co	3,598,611	2.2
20,338		US Bancorp	1,205,840	0.8
		Other	1,110,199	0.7

			10,405,120	6.5

CAPITAL GOODS
8,799		Dover Corp	1,014,173	0.6
10,336	n	Honeywell International, Inc	1,829,472	1.2
13,339		ITT, Inc	985,886	0.6
5,983		L3Harris Technologies, Inc	1,183,856	0.8
		Other	6,444,102	4.0

			11,457,489	7.2

COMMERCIAL & PROFESSIONAL SERVICES			856,182	0.5

CONSUMER DURABLES & APPAREL			2,913,887	1.8

CONSUMER SERVICES			1,977,003	1.2

DIVERSIFIED FINANCIALS
5,809	n	CME Group, Inc	1,165,983	0.7
25,878		Morgan Stanley	1,322,883	0.8
		Other	955,413	0.6

			3,444,279	2.1

ENERGY
15,700		Chevron Corp	1,892,007	1.2
16,973		ConocoPhillips	1,103,754	0.7
		Other	3,837,083	2.4

			6,832,844	4.3

FOOD & STAPLES RETAILING
3,653	n	Costco Wholesale Corp	1,073,690	0.7
8,616		Walmart, Inc	1,023,925	0.6

			2,097,615	1.3

FOOD, BEVERAGE & TOBACCO
22,552		Coca-Cola Co	1,248,253	0.8
22,859		Mondelez International, Inc	1,259,074	0.8
11,270	n	PepsiCo, Inc	1,540,271	0.9
		Other	2,507,105	1.6

			6,554,703	4.1

HEALTH CARE EQUIPMENT & SERVICES
17,461		Abbott Laboratories	1,516,663	1.0
3,923	n	Anthem, Inc	1,184,864	0.7

48	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
28,897	*	Boston Scientific Corp	$1,306,722	0.8%
8,259		Danaher Corp	1,267,591	0.8
		Other	6,728,089	4.2

			12,003,929	7.5

HOUSEHOLD & PERSONAL PRODUCTS
18,208		Procter & Gamble Co	2,274,179	1.4
		Other	1,113,968	0.7

			3,388,147	2.1

INSURANCE
20,090		Hartford Financial Services Group, Inc	1,220,869	0.8
16,682		Voya Financial, Inc	1,017,269	0.6
		Other	3,788,242	2.4

			6,026,380	3.8

MATERIALS
8,775		Linde plc	1,868,197	1.1
		Other	3,809,900	2.4

			5,678,097	3.5

MEDIA & ENTERTAINMENT
3,706	*,n	Alphabet, Inc (Class C)	4,954,996	3.1
26,836		Comcast Corp (Class A)	1,206,815	0.8
14,448	*	Facebook, Inc	2,965,452	1.8
3,073	*	NetFlix, Inc	994,331	0.6
16,477		Walt Disney Co	2,383,068	1.5
		Other	2,039,489	1.3

			14,544,151	9.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,902		AbbVie, Inc	1,673,583	1.0
15,469		Merck & Co, Inc	1,406,905	0.9
45,909		Pfizer, Inc	1,798,715	1.1
		Other	7,506,527	4.7

			12,385,730	7.7

REAL ESTATE
4,617		American Tower Corp	1,061,079	0.7
11,248		Prologis, Inc	1,002,647	0.6
		Other	229,230	0.1

			2,292,956	1.4

RETAILING
2,301	*,n	Amazon.com, Inc	4,251,880	2.7
11,711		Best Buy Co, Inc	1,028,226	0.6
8,600	n	Home Depot, Inc	1,878,068	1.2
7,958		Target Corp	1,020,295	0.6
		Other	654,230	0.4

			8,832,699	5.5

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	49

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
20,977		Intel Corp		$1,255,474	0.8%
5,078		NVIDIA Corp		1,194,853	0.8
		Other		5,803,471	3.6

				8,253,798	5.2

SOFTWARE & SERVICES
8,784	n	Mastercard, Inc (Class A)		2,622,814	1.6
47,896	n	Microsoft Corp		7,553,199	4.7
10,151	*	salesforce.com, Inc		1,650,959	1.0
		Other		5,708,289	3.6

				17,535,261	10.9

TECHNOLOGY HARDWARE & EQUIPMENT
27,104	n	Apple, Inc		7,959,090	5.0
25,344		Cisco Systems, Inc		1,215,498	0.8
		Other		3,728,885	2.3

				12,903,473	8.1

TELECOMMUNICATION SERVICES
38,763		AT&T, Inc		1,514,858	1.0
16,419		Verizon Communications, Inc		1,008,127	0.6

				2,522,985	1.6

TRANSPORTATION				2,562,827	1.6

UTILITIES
5,353		NextEra Energy, Inc		1,296,283	0.8
		Other		2,342,060	1.5

				3,638,343	2.3

		TOTAL COMMON STOCKS	(Cost $101,762,958)	159,853,697	99.8

PURCHASED OPTIONS
HEALTH CARE EQUIPMENT & SERVICES				5,160	0.0

		TOTAL PURCHASED OPTIONS	(Cost $5,296)	5,160	0.0

SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,113,995	c	State Street Navigator Securities Lending Government Money Market Portfolio		1,113,995	0.7

				1,113,995	0.7

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,113,995)	1,113,995	0.7

		TOTAL PORTFOLIO	(Cost $102,882,249)	160,972,852	100.5
		OTHER ASSETS & LIABILITIES, NET		(748,049)	(0.5)

		NET ASSETS		$160,224,803	100.0%

50	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2019

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/19, the aggregate value of securities on loan is $1,685,325. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

At 12/31/19, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, is $474,979 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of December 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Universal Health Services, Inc, Call	8	$5,296	$155.00	08/21/20	$5,160

Written options outstanding as of December 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Alphabet, Inc, Call	1	$(1,938)	$1,540.00	06/19/20	$(1,510)
Amazon.com, Inc, Call	3	(2,661)	2,200.00	04/17/20	(3,300)
Amazon.com, Inc, Put	3	(2,622)	1,360.00	04/17/20	(968)
Anthem, Inc, Call	4	(2,153)	350.00	06/19/20	(1,960)
Anthem, Inc, Put	4	(1,082)	220.00	06/19/20	(872)
Apple, Inc, Call	2	(2,670)	285.00	07/17/20	(5,342)
Apple, Inc, Call	2	(3,964)	290.00	09/18/20	(5,484)
Apple, Inc, Put	8	(3,212)	210.00	06/19/20	(1,336)
Apple, Inc, Put	10	(6,029)	220.00	07/17/20	(2,630)
Arista Networks, Inc, Put	3	(6,790)	165.00	01/15/21	(4,080)
Biohaven Pharmaceutical Holding Co Ltd, Put	14	(6,971)	45.00	03/20/20	(6,300)
Boeing Co, Call	2	(820)	380.00	03/20/20	(448)
Casey’s General Stores, Inc, Put	6	(768)	145.00	02/21/20	(438)
Children’s Place, Inc, Call	12	(1,067)	75.00	03/20/20	(2,400)
Children’s Place, Inc, Put	12	(6,167)	55.00	03/20/20	(3,264)
Children’s Place, Inc, Put	6	(4,308)	55.00	06/19/20	(3,300)
Chipotle Mexican Grill, Inc, Call	1	(1,818)	915.00	06/19/20	(3,470)
Chubb Ltd, Put	8	(672)	140.00	01/17/20	(48)
CME Group, Inc, Call	4	(1,232)	240.00	06/19/20	(420)
CME Group, Inc, Put	4	(2,016)	190.00	03/20/20	(1,500)
Costco Wholesale Corp, Call	4	(5,496)	320.00	06/19/20	(2,160)
Costco Wholesale Corp, Put	8	(6,144)	260.00	06/19/20	(3,640)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	51

Summary portfolio of investments	continued

Growth & Income Fund  ▪  December 31, 2019

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Cree, Inc, Put	12	$(2,629)	$40.00	03/20/20	$(1,566)
Deckers Outdoor Corp, Put	6	(3,468)	135.00	06/19/20	(2,370)
DexCom, Inc, Put	7	(4,865)	150.00	06/19/20	(3,045)
DISH Network Corp, Put	14	(3,822)	27.50	01/17/20	(56)
Enphase Energy, Inc, Put	16	(3,647)	17.50	02/21/20	(320)
FedEx Corp, Put	8	(12,299)	155.00	01/15/21	(15,380)
Guidewire Software, Inc, Put	8	(1,512)	90.00	04/17/20	(680)
GW Pharmaceuticals plc, Put	7	(896)	80.00	01/17/20	(35)
Hain Celestial Group, Inc, Put	48	(8,734)	20.00	02/21/20	(480)
Hasbro, Inc, Put	5	(1,160)	80.00	04/17/20	(325)
Hasbro, Inc, Put	4	(1,408)	85.00	04/17/20	(420)
Home Depot, Inc, Call	3	(852)	260.00	03/20/20	(45)
Humana, Inc, Put	8	(1,304)	300.00	02/21/20	(1,140)
Jazz Pharmaceuticals plc, Call	6	(588)	185.00	03/20/20	(255)
Jazz Pharmaceuticals plc, Put	6	(1,124)	125.00	03/20/20	(750)
Lululemon Athletica, Inc, Call	5	(680)	250.00	01/17/20	(460)
M&T Bank Corp, Put	7	(3,643)	140.00	01/17/20	(126)
Marvell Technology Group Ltd, Put	33	(1,055)	22.00	01/17/20	(83)
Mastercard, Inc, Call	2	(817)	330.00	06/19/20	(1,276)
Monolithic Power Systems, Inc, Put	5	(813)	140.00	03/20/20	(563)
Motorola Solutions, Inc, Put	7	(1,036)	130.00	01/17/20	(80)
Motorola Solutions, Inc, Put	7	(2,240)	130.00	04/17/20	(962)
Motorola Solutions, Inc, Put	10	(6,340)	150.00	07/17/20	(8,050)
Nektar Therapeutics, Put	40	(14,803)	19.00	05/15/20	(8,800)
Northrop Grumman Corp, Call	2	(746)	390.00	01/17/20	(20)
Northrop Grumman Corp, Call	2	(1,036)	410.00	05/15/20	(290)
Nutanix, Inc, Put	22	(12,056)	22.50	01/17/20	(44)
PepsiCo, Inc, Put	7	(799)	125.00	03/20/20	(686)
PVH Corp, Put	10	(7,653)	85.00	01/17/20	(125)
PVH Corp, Put	5	(4,238)	85.00	06/19/20	(1,525)
QUALCOMM, Inc, Put	10	(2,109)	70.00	04/17/20	(830)
RH, Put	4	(391)	195.00	01/17/20	(580)
Roku, Inc, Put	7	(1,968)	115.00	01/17/20	(1,169)
Roku, Inc, Put	7	(5,550)	110.00	04/17/20	(6,650)
ServiceNow, Inc, Put	5	(3,440)	210.00	01/17/20	(65)
ServiceNow, Inc, Put	3	(1,824)	210.00	02/21/20	(157)
ServiceNow, Inc, Put	2	(1,674)	220.00	02/21/20	(185)
Shake Shack, Inc, Put	15	(3,142)	50.00	03/20/20	(1,950)
Strategic Education, Inc, Put	3	(5,520)	135.00	08/21/20	(2,550)
Take-Two Interactive Software, Inc, Put	4	(212)	105.00	01/17/20	(60)
Take-Two Interactive Software, Inc, Put	4	(416)	110.00	01/17/20	(100)
Teradata Corp, Put	37	(10,962)	25.00	12/18/20	(11,377)
Tiffany & Co, Put	10	(5,099)	82.50	01/17/20	(1,070)
Universal Display Corp, Call	4	(1,952)	260.00	03/20/20	(1,100)
Universal Display Corp, Put	7	(10,835)	155.00	03/20/20	(1,925)
Universal Health Services, Inc, Call	8	(2,184)	170.00	08/21/20	(2,080)
Universal Health Services, Inc, Put	8	(3,304)	120.00	08/21/20	(2,500)

52	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ▪  December 31, 2019

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

World Wrestling Entertainment, Inc, Put	16	$(2,207)	$45.00	04/17/20	$(1,360)
Xilinx, Inc, Put	7	(4,795)	85.00	06/19/20	(2,485)
Zendesk, Inc, Put	11	(6,038)	60.00	05/15/20	(1,980)
Zscaler, Inc, Put	13	(3,613)	40.00	05/15/20	(3,283)
Zscaler, Inc, Put	13	(8,306)	47.50	05/15/20	(7,800)

Total	641	$(262,404)			$(156,083)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	53

Summary portfolio of investments

Large-Cap Value Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
BANKS
86,300		Bank of America Corp	$3,039,486	4.0%
32,000		Citigroup, Inc	2,556,480	3.4
28,400		JPMorgan Chase & Co	3,958,960	5.3
4,450		PNC Financial Services Group, Inc	710,354	0.9
15,000		US Bancorp	889,350	1.2
26,550		Wells Fargo & Co	1,428,390	1.9

			12,583,020	16.7

CAPITAL GOODS
5,800		Deere & Co	1,004,908	1.3
7,000		Honeywell International, Inc	1,239,000	1.7
7,200		Ingersoll-Rand plc	957,024	1.3
16,365		Masco Corp	785,356	1.0
3,506		Parker-Hannifin Corp	721,605	1.0
		Other	2,590,514	3.4

			7,298,407	9.7

CONSUMER DURABLES & APPAREL
223	*	NVR, Inc	849,275	1.1

			849,275	1.1

CONSUMER SERVICES			602,711	0.8

DIVERSIFIED FINANCIALS
6,250		American Express Co	778,063	1.0
5,300		Goldman Sachs Group, Inc	1,218,629	1.6

			1,996,692	2.6

ENERGY
15,000		Chevron Corp	1,807,650	2.4
10,050		EOG Resources, Inc	841,788	1.1
10,400		Exxon Mobil Corp	725,712	1.0
8,800		Valero Energy Corp	824,120	1.1
		Other	947,368	1.3

			5,146,638	6.9

FOOD & STAPLES RETAILING
8,500		Walmart, Inc	1,010,140	1.3

			1,010,140	1.3

FOOD, BEVERAGE & TOBACCO
15,000		Mondelez International, Inc	826,200	1.1
11,500		Philip Morris International, Inc	978,535	1.3

			1,804,735	2.4

HEALTH CARE EQUIPMENT & SERVICES
2,750		Anthem, Inc	830,582	1.1
3,650		Cigna Corp	746,389	1.0

54	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Large-Cap Value Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
10,000		CVS Health Corp	$742,900	1.0%
6,300		Medtronic plc	714,735	1.0
6,625		Zimmer Biomet Holdings, Inc	991,630	1.3
		Other	1,319,290	1.8

			5,345,526	7.2

HOUSEHOLD & PERSONAL PRODUCTS
16,300		Procter & Gamble Co	2,035,870	2.8

			2,035,870	2.8

INSURANCE
19,411		American International Group, Inc	996,367	1.3
6,248	*	Berkshire Hathaway, Inc (Class B)	1,415,172	1.9
6,600		Chubb Ltd	1,027,356	1.4
		Other	1,583,088	2.0

			5,021,983	6.6

MATERIALS
11,200	*	Crown Holdings, Inc	812,448	1.1
		Other	2,093,463	2.8

			2,905,911	3.9

MEDIA & ENTERTAINMENT
34,500		Comcast Corp (Class A)	1,551,465	2.1
12,000		Walt Disney Co	1,735,560	2.3

			3,287,025	4.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
11,000		Bristol-Myers Squibb Co	706,090	0.9
15,450		Johnson & Johnson	2,253,691	3.0
8,100		Merck & Co, Inc	736,695	1.0
39,000		Pfizer, Inc	1,528,020	2.0
		Other	1,191,431	1.6

			6,415,927	8.5

REAL ESTATE			1,562,650	2.1

RETAILING
5,450		Home Depot, Inc	1,190,171	1.6

			1,190,171	1.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
13,250		Applied Materials, Inc	808,780	1.1
22,800		Intel Corp	1,364,580	1.8
		Other	1,685,275	2.2

			3,858,635	5.1

SOFTWARE & SERVICES
4,297		Accenture plc	904,819	1.2
7,360		Microsoft Corp	1,160,672	1.5
		Other	356,291	0.5

			2,421,782	3.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	55

Summary portfolio of investments	concluded

Large-Cap Value Fund  ▪  December 31, 2019

Shares	Company		Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
16,700	Cisco Systems, Inc		$800,932	1.1%
7,750	TE Connectivity Ltd		742,760	1.0

			1,543,692	2.1

TELECOMMUNICATION SERVICES
21,500	AT&T, Inc		840,220	1.1
28,300	Verizon Communications, Inc		1,737,620	2.3

			2,577,840	3.4

TRANSPORTATION
5,200	Union Pacific Corp		940,108	1.3
	Other		361,800	0.5

			1,301,908	1.8

UTILITIES
18,100	FirstEnergy Corp		879,660	1.2
4,050	NextEra Energy, Inc		980,748	1.3
	Other		1,762,286	2.3

			3,622,694	4.8

	TOTAL COMMON STOCKS	(Cost $57,036,941)	74,383,232	99.0

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$870,000	Federal Home Loan Bank (FHLB)	1.150%, 01/02/20	870,000	1.2

			870,000	1.2

	TOTAL SHORT-TERM INVESTMENTS	(Cost $869,972)	870,000	1.2

	TOTAL PORTFOLIO	(Cost $57,906,913)	75,253,232	100.2
	OTHER ASSETS & LIABILITIES, NET		(152,197)	(0.2)

	NET ASSETS		$75,101,035	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

56	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments

Real Estate Securities Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
DIVERSIFIED REITS
30,000		Essential Properties Realty Trust, Inc	$744,300	0.9%
12,000		iShares Dow Jones US Real Estate Index Fund	1,116,960	1.3
30,000		STORE Capital Corp	1,117,200	1.3
		Other	308,750	0.4

			3,287,210	3.9

HEALTH CARE REITS
65,000		Healthpeak Properties Inc	2,240,550	2.6
20,000		Sabra Healthcare REIT, Inc	426,800	0.5
15,000		Ventas, Inc	866,100	1.0
33,000		Welltower, Inc	2,698,740	3.2

			6,232,190	7.3

HOTEL & RESORT REITS
83,000		Host Hotels and Resorts, Inc	1,539,650	1.8
15,000		MGM Growth Properties LLC	464,550	0.6

			2,004,200	2.4

INDUSTRIAL REITS
35,000		Americold Realty Trust	1,227,100	1.5
25,000		Duke Realty Corp	866,750	1.0
6,000		EastGroup Properties, Inc	796,020	0.9
52,500		Prologis, Inc	4,679,850	5.5
46,000		Rexford Industrial Realty, Inc	2,100,820	2.5
22,000		Terreno Realty Corp	1,191,080	1.4

			10,861,620	12.8

INTERNET SERVICES & INFRASTRUCTURE
24,600	*	GDS Holdings Ltd (ADR)	1,268,868	1.5
		Other	301,084	0.3

			1,569,952	1.8

MORTGAGE REITS
30,000		Starwood Property Trust, Inc	745,800	0.9

			745,800	0.9

OFFICE REITS
15,000		Alexandria Real Estate Equities, Inc	2,423,700	2.8
11,000		Boston Properties, Inc	1,516,460	1.8
42,500		Hudson Pacific Properties	1,600,125	1.9
12,000		Kilroy Realty Corp	1,006,800	1.2
17,000		SL Green Realty Corp	1,561,960	1.8

			8,109,045	9.5

OTHER DIVERSIFIED FINANCIAL SERVICES
16,000		Vanguard REIT ETF	1,484,640	1.7

			1,484,640	1.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	57

Summary portfolio of investments	continued

Real Estate Securities Fund  ▪  December 31, 2019

Shares	Company		Value	% of net assets

RESIDENTIAL REITS
30,000	American Homes 4 Rent		$786,300	0.9%
12,000	AvalonBay Communities, Inc		2,516,400	3.0
38,000	Equity Lifestyle Properties, Inc		2,674,820	3.2
32,000	Equity Residential		2,589,440	3.0
6,500	Essex Property Trust, Inc		1,955,590	2.3
75,000	Invitation Homes, Inc		2,247,750	2.6
13,000	Mid-America Apartment Communities, Inc		1,714,180	2.0
18,000	Sun Communities, Inc		2,701,800	3.2

			17,186,280	20.2

RETAIL REITS
12,000	Agree Realty Corp		842,040	1.0
8,000	Federal Realty Investment Trust		1,029,840	1.2
18,000	Realty Income Corp		1,325,340	1.6
20,000	Regency Centers Corp		1,261,800	1.5
20,000	Simon Property Group, Inc		2,979,200	3.5
65,000	SITE Centers Corp		911,300	1.1
	Other		124,360	0.1

			8,473,880	10.0

SPECIALIZED REITS
31,000	American Tower Corp		7,124,420	8.4
23,000	Crown Castle International Corp		3,269,450	3.8
5,000	CyrusOne, Inc		327,150	0.4
6,000	Digital Realty Trust, Inc		718,440	0.8
6,500	Equinix, Inc		3,794,050	4.5
13,000	Extra Space Storage, Inc		1,373,060	1.6
22,000	Gaming and Leisure Properties, Inc		947,100	1.1
7,000	Public Storage, Inc		1,490,720	1.8
16,000	QTS Realty Trust, Inc		868,320	1.0
8,000	SBA Communications Corp		1,927,920	2.3
45,000	VICI Properties, Inc		1,149,750	1.3
30,000	Weyerhaeuser Co		906,000	1.1
	Other		147,780	0.2

			24,044,160	28.3

	TOTAL COMMON STOCKS	(Cost $55,623,307)	83,998,977	98.8

Principal	Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$1,360,000	Federal Home Loan Bank (FHLB)	1.150%, 01/02/20	1,360,000	1.6

			1,360,000	1.6

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,359,956)	1,360,000	1.6

	TOTAL PORTFOLIO	(Cost $56,983,263)	85,358,977	100.4
	OTHER ASSETS & LIABILITIES, NET		(382,227)	(0.4)

	NET ASSETS		$84,976,750	100.0%

58	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Real Estate Securities Fund  ▪  December 31, 2019

Abbreviation(s):

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	59

Summary portfolio of investments

Small-Cap Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
BANKS
9,344		Cathay General Bancorp	$355,539	0.7%
9,531		Essent Group Ltd	495,517	0.9
4,964		IBERIABANK Corp	371,456	0.7
12,995		OFG Bancorp	306,812	0.6
18,577		Radian Group, Inc	467,397	0.9
13,743		United Community Banks, Inc	424,384	0.8
6,697		Walker & Dunlop, Inc	433,162	0.8
		Other	3,668,716	6.7

			6,522,983	12.1

CAPITAL GOODS
10,568	*	Atkore International Group, Inc	427,581	0.8
12,558	*	Builders FirstSource, Inc	319,099	0.6
8,331		Comfort Systems USA, Inc	415,300	0.8
4,480		EMCOR Group, Inc	386,624	0.7
5,516	*	Mastec, Inc	353,907	0.7
3,489		Moog, Inc (Class A)	297,716	0.5
		Other	3,590,043	6.7

			5,790,270	10.8

COMMERCIAL & PROFESSIONAL SERVICES
6,273		Exponent, Inc	432,900	0.8
5,236		Tetra Tech, Inc	451,134	0.9
		Other	702,477	1.3

			1,586,511	3.0

CONSUMER DURABLES & APPAREL
7,690	*	CROCS, Inc	322,134	0.6
6,778		Steven Madden Ltd	291,522	0.6
		Other	866,955	1.6

			1,480,611	2.8

CONSUMER SERVICES			1,580,840	2.9

DIVERSIFIED FINANCIALS
4,000		iShares Russell 2000 Index Fund	662,680	1.2
6,462		Stifel Financial Corp	391,920	0.7
		Other	1,013,489	1.9

			2,068,089	3.8

ENERGY
43,863	*	NexTier Oilfield Solutions, Inc	293,882	0.5
10,725	*,e	Renewable Energy Group, Inc	289,039	0.5
6,856		World Fuel Services Corp	297,687	0.6
		Other	1,411,707	2.7

			2,292,315	4.3

60	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

FOOD & STAPLES RETAILING
7,594	*	Performance Food Group Co	$390,939	0.7%
		Other	130,807	0.3

			521,746	1.0

FOOD, BEVERAGE & TOBACCO
1,125	*	Boston Beer Co, Inc (Class A)	425,081	0.8
		Other	779,525	1.4

			1,204,606	2.2

HEALTH CARE EQUIPMENT & SERVICES
3,081		Conmed Corp	344,548	0.7
12,098	*	HMS Holdings Corp	358,101	0.7
4,934	*	Integer Holding Corp	396,842	0.7
5,128	*	NuVasive, Inc	396,599	0.7
		Other	2,037,036	3.8

			3,533,126	6.6

HOUSEHOLD & PERSONAL PRODUCTS			307,071	0.6

INSURANCE			1,042,299	1.9

MATERIALS
14,780		Commercial Metals Co	329,150	0.6
8,663		PolyOne Corp	318,712	0.6
13,643	*	Summit Materials, Inc	326,068	0.6
		Other	1,656,260	3.1

			2,630,190	4.9

MEDIA & ENTERTAINMENT			1,124,283	2.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
8,700	*	Acadia Pharmaceuticals, Inc	372,186	0.7
29,948	*	Amicus Therapeutics, Inc	291,694	0.5
5,961	*	Syneos Health, Inc	354,530	0.7
		Other	4,330,921	8.1

			5,349,331	10.0

REAL ESTATE
3,871		EastGroup Properties, Inc	513,566	0.9
9,878		First Industrial Realty Trust, Inc	410,036	0.8
2,701		PS Business Parks, Inc	445,314	0.8
4,125		Ryman Hospitality Properties	357,472	0.7
9,476		STAG Industrial, Inc	299,157	0.6
		Other	2,699,615	5.0

			4,725,160	8.8

RETAILING
13,429		Rent-A-Center, Inc	387,292	0.7
4,805	*	Stamps.com, Inc	401,314	0.7
		Other	1,543,000	3.0

			2,331,606	4.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	61

Summary portfolio of investments	continued

Small-Cap Equity Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
18,843	*	Lattice Semiconductor Corp		$360,655	0.7%
		Other		1,080,649	2.0

				1,441,304	2.7

SOFTWARE & SERVICES
3,799		Mantech International Corp (Class A)		303,464	0.5
12,497		Perspecta, Inc		330,421	0.6
7,482	*	Verint Systems, Inc		414,203	0.8
		Other		2,353,649	4.4

				3,401,737	6.3

TECHNOLOGY HARDWARE & EQUIPMENT
5,333	*	Insight Enterprises, Inc		374,857	0.7
16,110		Vishay Intertechnology, Inc		342,982	0.6
		Other		900,322	1.8

				1,618,161	3.1

TELECOMMUNICATION SERVICES				102,463	0.2

TRANSPORTATION				747,691	1.4

UTILITIES
9,203	d	Portland General Electric Co		513,435	1.0
		Other		1,027,068	1.9

				1,540,503	2.9

		TOTAL COMMON STOCKS	(Cost $46,940,750)	52,942,896	98.8

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$660,000		Federal Home Loan Bank (FHLB)	1.150%, 01/02/20	660,000	1.2

				660,000	1.2

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
996,112	c	State Street Navigator Securities Lending Government Money Market Portfolio		996,112	1.9

				996,112	1.9

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,656,091)	1,656,112	3.1

		TOTAL PORTFOLIO	(Cost $48,596,841)	54,599,008	101.9
		OTHER ASSETS & LIABILITIES, NET		(990,320)	(1.9)

		NET ASSETS		$53,608,688	100.0%

62	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ▪  December 31, 2019

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,083,107. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

Russell 2000 E Mini Index	7	03/20/20	$584,570	$584,710	$140

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	63

Summary portfolio of investments

Social Choice Equity Fund  ▪  December 31, 2019

Shares	Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS		$386,494	0.5%

BANKS
9,339	Citigroup, Inc	746,093	1.1
3,111	PNC Financial Services Group, Inc	496,609	0.7
8,815	US Bancorp	522,641	0.7
	Other	1,916,837	2.7

		3,682,180	5.2

CAPITAL GOODS
3,017	3M Co	532,259	0.8
2,779	Caterpillar, Inc	410,403	0.6
2,463	Illinois Tool Works, Inc	442,429	0.6
	Other	3,570,302	5.0

		4,955,393	7.0

COMMERCIAL & PROFESSIONAL SERVICES		942,151	1.3

CONSUMER DURABLES & APPAREL
5,527	Nike, Inc (Class B)	559,940	0.8
	Other	409,760	0.6

		969,700	1.4

CONSUMER SERVICES
6,477	Starbucks Corp	569,458	0.8
	Other	1,014,258	1.4

		1,583,716	2.2

DIVERSIFIED FINANCIALS
3,689	American Express Co	459,244	0.6
4,785	IntercontinentalExchange Group, Inc	442,852	0.6
8,278	Morgan Stanley	423,171	0.6
1,726	S&P Global, Inc	471,284	0.7
	Other	2,434,557	3.4

		4,231,108	5.9

ENERGY
7,458	ConocoPhillips	484,994	0.7
19,566	Kinder Morgan, Inc	414,212	0.6
	Other	2,060,236	2.9

		2,959,442	4.2

FOOD & STAPLES RETAILING		448,127	0.6

FOOD, BEVERAGE & TOBACCO
14,318	Coca-Cola Co	792,502	1.1
5,463	PepsiCo, Inc	746,628	1.1
	Other	677,031	1.0

		2,216,161	3.2

64	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
2,764		UnitedHealth Group, Inc	$812,561	1.1%
		Other	3,545,381	5.0

			4,357,942	6.1

HOUSEHOLD & PERSONAL PRODUCTS
7,972		Procter & Gamble Co	995,703	1.4
		Other	575,698	0.8

			1,571,401	2.2

INSURANCE
3,000		Chubb Ltd	466,980	0.7
3,565		Marsh & McLennan Cos, Inc	397,177	0.6
		Other	1,733,937	2.4

			2,598,094	3.7

MATERIALS
2,852		Linde plc	607,191	0.9
		Other	1,385,141	1.9

			1,992,332	2.8

MEDIA & ENTERTAINMENT
798	*	Alphabet, Inc (Class A)	1,068,833	1.5
808	*	Alphabet, Inc (Class C)	1,080,312	1.5
12,957		Comcast Corp (Class A)	582,676	0.8
		Other	1,929,023	2.7

			4,660,844	6.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
2,602		Amgen, Inc	627,264	0.9
10,036		Bristol-Myers Squibb Co	644,211	0.9
4,646		Eli Lilly & Co	610,624	0.9
9,642		Merck & Co, Inc	876,940	1.2
3,517		Zoetis, Inc	465,475	0.7
		Other	2,265,054	3.2

			5,489,568	7.8

REAL ESTATE
2,262		American Tower Corp	519,853	0.7
5,056		Prologis, Inc	450,692	0.7
		Other	1,778,816	2.5

			2,749,361	3.9

RETAILING
944	*	Amazon.com, Inc	1,744,361	2.5
245	*	Booking Holdings, Inc	503,164	0.7
3,545		Home Depot, Inc	774,157	1.1
3,374		Lowe’s Companies, Inc	404,070	0.6
		Other	1,229,174	1.7

			4,654,926	6.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	65

Summary portfolio of investments	continued

Social Choice Equity Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
15,563		Intel Corp		$931,446	1.3%
2,763		NVIDIA Corp		650,134	0.9
4,468		Texas Instruments, Inc		573,200	0.8
		Other		522,603	0.7

				2,677,383	3.7

SOFTWARE & SERVICES
3,092		Accenture plc		651,083	0.9
2,152	*	Adobe, Inc		709,751	1.0
4,405		International Business Machines Corp		590,446	0.9
1,613		Intuit, Inc		422,493	0.6
18,849	d	Microsoft Corp		2,972,487	4.2
4,012	*	salesforce.com, Inc		652,512	0.9
		Other		1,558,010	2.2

				7,556,782	10.7

TECHNOLOGY HARDWARE & EQUIPMENT
10,740		Apple, Inc		3,153,801	4.4
14,468		Cisco Systems, Inc		693,885	1.0
		Other		1,122,810	1.6

				4,970,496	7.0

TELECOMMUNICATION SERVICES
14,484		Verizon Communications, Inc		889,318	1.3
		Other		291,344	0.4

				1,180,662	1.7

TRANSPORTATION
3,389		United Parcel Service, Inc (Class B)		396,717	0.6
		Other		987,226	1.4

				1,383,943	2.0

UTILITIES
2,696		Sempra Energy		408,390	0.6
7,456		Southern Co		474,947	0.7
		Other		1,537,151	2.1

				2,420,488	3.4

		TOTAL COMMON STOCKS	(Cost $45,880,976)	70,638,694	99.6

66	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ▪  December 31, 2019

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				$250,000	0.4%

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
149,318	c	State Street Navigator Securities Lending Government Money Market Portfolio		149,318	0.2

				149,318	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $399,310)	399,318	0.6

		TOTAL PORTFOLIO	(Cost $46,280,286)	71,038,012	100.2
		OTHER ASSETS & LIABILITIES, NET		(148,369)	(0.2)

		NET ASSETS		$70,889,643	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/19, the aggregate value of securities on loan is $303,693. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	1	03/20/20	$157,302	$161,555	$4,253

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	67

Summary portfolio of investments

Stock Index Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$4,159,950	0.7%

BANKS
148,827		Bank of America Corp	5,241,687	0.9
39,910		Citigroup, Inc	3,188,410	0.5
57,167		JPMorgan Chase & Co	7,969,079	1.4
69,696		Wells Fargo & Co	3,749,645	0.6
		Other	14,409,522	2.5

			34,558,343	5.9

CAPITAL GOODS
9,679		Boeing Co	3,153,031	0.5
13,150		Honeywell International, Inc	2,327,550	0.4
		Other	34,312,212	5.9

			39,792,793	6.8

COMMERCIAL & PROFESSIONAL SERVICES			6,357,203	1.1

CONSUMER DURABLES & APPAREL			8,038,539	1.4

CONSUMER SERVICES
13,789		McDonald’s Corp	2,724,844	0.5
		Other	10,311,613	1.7

			13,036,457	2.2

DIVERSIFIED FINANCIALS			20,401,262	3.5

ENERGY
34,862		Chevron Corp	4,201,220	0.7
77,413	d	Exxon Mobil Corp	5,401,879	0.9
		Other	13,867,658	2.4

			23,470,757	4.0

FOOD & STAPLES RETAILING
8,035		Costco Wholesale Corp	2,361,647	0.4
25,680		Walmart, Inc	3,051,811	0.5
		Other	2,479,483	0.5

			7,892,941	1.4

FOOD, BEVERAGE & TOBACCO
70,107		Coca-Cola Co	3,880,422	0.7
25,616		PepsiCo, Inc	3,500,939	0.6
28,422		Philip Morris International, Inc	2,418,428	0.4
		Other	10,164,724	1.7

			19,964,513	3.4

HEALTH CARE EQUIPMENT & SERVICES
31,490		Abbott Laboratories	2,735,221	0.4
24,540		Medtronic plc	2,784,063	0.5

68	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
17,284		UnitedHealth Group, Inc	$5,081,150	0.9%
		Other	26,311,472	4.5

			36,911,906	6.3

HOUSEHOLD & PERSONAL PRODUCTS
45,204		Procter & Gamble Co	5,645,979	1.0
		Other	3,912,929	0.6

			9,558,908	1.6

INSURANCE
35,775	*	Berkshire Hathaway, Inc (Class B)	8,103,038	1.4
		Other	15,351,955	2.6

			23,454,993	4.0

MATERIALS			16,562,305	2.8

MEDIA & ENTERTAINMENT
5,476	*	Alphabet, Inc (Class A)	7,334,500	1.3
5,474	*	Alphabet, Inc (Class C)	7,318,847	1.3
82,367		Comcast Corp (Class A)	3,704,044	0.6
43,706	*	Facebook, Inc	8,970,656	1.5
7,703	*	NetFlix, Inc	2,492,460	0.4
31,929		Walt Disney Co	4,617,891	0.8
		Other	9,152,808	1.6

			43,591,206	7.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
27,041		AbbVie, Inc	2,394,210	0.4
10,964		Amgen, Inc	2,643,092	0.5
42,762		Bristol-Myers Squibb Co	2,744,893	0.5
48,581		Johnson & Johnson	7,086,510	1.2
46,467		Merck & Co, Inc	4,226,174	0.7
101,743		Pfizer, Inc	3,986,291	0.7
7,291		Thermo Fisher Scientific, Inc	2,368,627	0.4
		Other	19,773,696	3.4

			45,223,493	7.8

REAL ESTATE			23,173,339	4.0

RETAILING
7,564	*	Amazon.com, Inc	13,977,062	2.4
20,157		Home Depot, Inc	4,401,885	0.8
		Other	14,798,839	2.5

			33,177,786	5.7

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
79,779		Intel Corp	4,774,773	0.8
10,670		NVIDIA Corp	2,510,651	0.5
		Other	15,866,659	2.7

			23,152,083	4.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	69

Summary portfolio of investments	continued

Stock Index Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
11,656		Accenture plc		$2,454,404	0.4%
8,905	*	Adobe, Inc		2,936,958	0.5
16,207		Mastercard, Inc (Class A)		4,839,248	0.8
138,326		Microsoft Corp		21,814,010	3.8
21,487	*	PayPal Holdings, Inc		2,324,249	0.4
15,182	*	salesforce.com, Inc		2,469,201	0.4
31,287		Visa, Inc (Class A)		5,878,827	1.0
		Other		28,724,124	4.9

				71,441,021	12.2

TECHNOLOGY HARDWARE & EQUIPMENT
81,300		Apple, Inc		23,873,745	4.1
78,349		Cisco Systems, Inc		3,757,618	0.6
		Other		8,049,150	1.4

				35,680,513	6.1

TELECOMMUNICATION SERVICES
133,540		AT&T, Inc		5,218,743	0.9
75,694		Verizon Communications, Inc		4,647,612	0.8
		Other		1,212,463	0.2

				11,078,818	1.9

TRANSPORTATION
12,775		Union Pacific Corp		2,309,592	0.4
		Other		8,985,760	1.5

				11,295,352	1.9

UTILITIES				18,842,119	3.2

		TOTAL COMMON STOCKS	(Cost $266,749,299)	580,816,600	99.4

RIGHTS / WARRANTS
MATERIALS				1,286	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				45	0.0

		TOTAL RIGHTS / WARRANTS	(Cost $5,241)	1,331	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$3,320,000		Federal Home Loan Bank (FHLB)	1.150%, 01/02/20	3,320,000	0.5

				3,320,000	0.5

70	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Stock Index Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
2,653,632	c	State Street Navigator Securities Lending Government Money Market Portfolio		$2,653,632	0.5%

				2,653,632	0.5

		TOTAL SHORT-TERM INVESTMENTS	(Cost $5,973,526)	5,973,632	1.0

		TOTAL PORTFOLIO	(Cost $272,728,066)	586,791,563	100.4
		OTHER ASSETS & LIABILITIES, NET		(2,635,948)	(0.4)

		NET ASSETS		$584,155,615	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 12/31/19, the aggregate value of securities on loan is $3,559,250. See Note 5 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	20	03/20/20	$3,214,628	$3,231,100	$16,472

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	71

Summary portfolio of investments

International Equity Fund  ▪  December 31, 2019

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRIA
23,600		Wienerberger AG.	$699,393	0.6%

			699,393	0.6

CHINA			224,501	0.2

DENMARK
14,727		DSV AS	1,697,335	1.6
32,327		Novo Nordisk AS	1,873,312	1.7

			3,570,647	3.3

FRANCE
82,395		Accor S.A.	3,867,520	3.6
42,911		Compagnie de Saint-Gobain	1,757,885	1.6
230,393		Credit Agricole S.A.	3,352,526	3.1
10,736		Danone	891,581	0.8
21,383		Essilor International S.A.	3,269,065	3.1
19,142		Sanofi-Aventis	1,922,382	1.8
24,732		Schneider Electric S.A.	2,540,959	2.4
21,231		Vinci S.A.	2,364,572	2.2
		Other	1,846,944	1.7

			21,813,434	20.3

GERMANY
30,003		BASF SE	2,260,325	2.1
10,065		Continental AG.	1,300,702	1.2
34,248	g	Covestro AG.	1,593,562	1.5
38,316		Daimler AG. (Registered)	2,118,273	2.0
12,776		HeidelbergCement AG.	928,367	0.9
30,523		Lanxess AG.	2,049,415	1.9
35,326		Porsche AG.	2,621,126	2.4
15,969		Siemens AG.	2,085,416	1.9

			14,957,186	13.9

HONG KONG
49,400		Hong Kong Exchanges and Clearing Ltd	1,604,894	1.5
28,402		Melco Crown Entertainment Ltd (ADR)	686,476	0.6

			2,291,370	2.1

INDIA
52,080		HDFC Bank Ltd	929,292	0.9
43,006		Housing Development Finance Corp	1,454,137	1.3

			2,383,429	2.2

IRELAND
62,094		CRH plc	2,490,522	2.3

			2,490,522	2.3

72	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

International Equity Fund  ▪  December 31, 2019

Shares		Company		Value	% of net assets

ITALY
82,054		Mediobanca S.p.A.		$903,458	0.8%
24,200		Moncler S.p.A		1,089,179	1.0
262,343		UniCredit S.p.A.		3,834,658	3.6

				5,827,295	5.4

JAPAN
8,584		Daikin Industries Ltd		1,211,114	1.1
10,700		Hitachi High-Technologies Corp		757,768	0.7
75,051		Hitachi Ltd		3,166,832	2.9
34,176		Murata Manufacturing Co Ltd		2,103,484	2.0
7,173		Nintendo Co Ltd		2,868,914	2.7
28,186		Rohm Co Ltd		2,248,934	2.1
52,792		Sony Corp		3,584,453	3.3
56,798	e	Sumco Corp		941,074	0.9
30,983		Toyota Motor Corp		2,183,108	2.0
		Other		614,211	0.6

				19,679,892	18.3

NETHERLANDS				111,050	0.1

SWEDEN
38,838		Electrolux AB (Series B)		954,768	0.9

				954,768	0.9

SWITZERLAND
234,214		Credit Suisse Group		3,166,029	2.9
4,302		Lonza Group AG.		1,569,401	1.5
2,873		Roche Holding AG.		933,733	0.9
		Other		526,396	0.5

				6,195,559	5.8

TAIWAN
38,265		Taiwan Semiconductor Manufacturing Co Ltd (ADR)		2,223,197	2.1

				2,223,197	2.1

UNITED KINGDOM
12,278		AstraZeneca plc		1,228,929	1.2
147,291		CNH Industrial NV		1,617,239	1.5
18,149		Linde plc (Xetra)		3,894,246	3.6
4,389,840		Lloyds TSB Group plc		3,636,634	3.4
50,574		Reckitt Benckiser Group plc		4,108,049	3.8
24,521		Schroders plc		1,082,752	1.0
641,575		Tesco plc		2,168,287	2.0
111,468		Travis Perkins plc		2,365,361	2.2
		Other		133,340	0.1

				20,234,837	18.8

		TOTAL COMMON STOCKS	(Cost $99,734,033)	103,657,080	96.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	73

Summary portfolio of investments	concluded

International Equity Fund  ▪  December 31, 2019

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 3,920,000		Federal Home Loan Bank (FHLB)	1.150%, 01/02/20	$3,920,000	3.7%

				3,920,000	3.7

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
110,080	c	State Street Navigator Securities Lending Government Money Market Portfolio		110,080	0.1

				110,080	0.1

		TOTAL SHORT-TERM INVESTMENTS	(Cost $4,029,954)	4,030,080	3.8

		TOTAL PORTFOLIO	(Cost $103,763,987)	107,687,160	100.1
		OTHER ASSETS & LIABILITIES, NET		(68,606)	(0.1)

		NET ASSETS		$107,618,554	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,010,934.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities, including those in “Other,” is $1,704,612 or 1.6% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

74	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary of market values by sector (unaudited)

International Equity Fund  ▪  December 31, 2019

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$21,674,671	20.0%
FINANCIALS	19,964,380	18.6
INDUSTRIALS	16,964,841	15.8
MATERIALS	14,255,881	13.2
INFORMATION TECHNOLOGY	11,552,338	10.7
HEALTH CARE	8,141,968	7.6
CONSUMER STAPLES	7,630,817	7.1
COMMUNICATION SERVICES	3,093,414	2.9
REAL ESTATE	378,770	0.4
SHORT-TERM INVESTMENTS	4,030,080	3.8
OTHER ASSETS & LIABILITIES, NET	(68,606)	(0.1)

NET ASSETS	$107,618,554	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	75

Summary portfolio of investments

Bond Fund  ▪  December 31, 2019

Principal	Issuer	Value	% of net assets

BANK LOAN OBLIGATIONS
CAPITAL GOODS	$134,607	0.1%

COMMERCIAL & PROFESSIONAL SERVICES	123,497	0.1

CONSUMER DURABLES & APPAREL	83,676	0.0

CONSUMER SERVICES	236,342	0.1

ENERGY	86,719	0.0

HEALTH CARE EQUIPMENT & SERVICES	148,976	0.1

INSURANCE	98,459	0.0

MATERIALS	244,980	0.1

MEDIA & ENTERTAINMENT	134,212	0.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	159,459	0.1

REAL ESTATE	171,350	0.1

RETAILING	25,137	0.0

SOFTWARE & SERVICES	308,664	0.2

TECHNOLOGY HARDWARE & EQUIPMENT	184,092	0.1

TELECOMMUNICATION SERVICES	122,878	0.1

TRANSPORTATION	48,632	0.0

UTILITIES	96,820	0.0

TOTAL BANK LOAN OBLIGATIONS	(Cost $2,436,067)	2,408,500	1.2

BONDS

CORPORATE BONDS
AUTOMOBILES & COMPONENTS
$1,000,000	g	Hyundai Capital America	2.850%, 11/01/22	1,010,624	0.5
Other	717,781	0.4

1,728,405	0.9

BANKS
2,400,000	Bank of America Corp	2.456%–6.100%, 08/01/25–N/A‡	2,497,115	1.2
2,115,000	Citigroup, Inc	2.976%–5.500%, 03/26/25–N/A‡	2,228,225	1.1
2,025,000	JPMorgan Chase & Co	2.301%–5.000%, 04/25/23–N/A‡	2,082,642	1.0
Other	7,220,922	3.6

14,028,904	6.9

CAPITAL GOODS	1,893,719	0.9

COMMERCIAL & PROFESSIONAL SERVICES	1,385,774	0.7

CONSUMER SERVICES	674,896	0.3

76	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2019

Principal	Issuer		Value	% of net assets

DIVERSIFIED FINANCIALS
$ 700,000	Morgan Stanley	3.125%, 07/27/26	$722,016	0.4%
	Other		5,921,835	2.9

			6,643,851	3.3

ENERGY			6,929,937	3.4

FOOD & STAPLES RETAILING			3,067,447	1.5

FOOD, BEVERAGE & TOBACCO			2,214,087	1.1

HEALTH CARE EQUIPMENT & SERVICES			2,051,241	1.0

INSURANCE			3,685,384	1.8

MATERIALS			2,284,445	1.1

MEDIA & ENTERTAINMENT			4,025,127	2.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,081,280	1.5

REAL ESTATE			4,535,727	2.2

RETAILING			366,594	0.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			648,802	0.3

SOFTWARE & SERVICES			2,828,502	1.4

TECHNOLOGY HARDWARE & EQUIPMENT			2,062,472	1.0

TELECOMMUNICATION SERVICES
1,625,000	AT&T, Inc	3.400%–4.500%, 05/15/25–03/09/48	1,774,910	1.0
	Other		2,118,274	1.0

			3,893,184	2.0

TRANSPORTATION			2,118,207	1.0

UTILITIES			4,093,934	2.0

	TOTAL CORPORATE BONDS	(Cost $70,557,292)	74,241,919	36.5

GOVERNMENT BONDS
AGENCY SECURITIES			659,224	0.4

FOREIGN GOVERNMENT BONDS
1,000,000	Kreditanstalt fuer Wiederaufbau	2.750%, 10/01/20	1,007,777	0.5
	Other		4,110,888	2.0

			5,118,665	2.5

MORTGAGE BACKED
787,829	Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 08/01/45	840,168	0.4
1,089,270	FGLMC	3.500%, 10/01/45	1,148,372	0.6
2,106,229	FGLMC	3.000%, 01/01/47	2,157,125	1.1
1,335,479	FGLMC	3.000%, 02/01/47	1,367,735	0.7
671,650	FGLMC	3.500%, 03/01/48	708,948	0.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	77

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2019

Principal		Issuer		Value	% of net assets

MORTGAGE BACKED—continued
$ 2,483,523		FGLMC	3.500%–5.000%, 06/01/36–08/01/48	$2,652,562	1.3%
607,321		Federal National Mortgage Association (FNMA)	4.500%, 11/01/44	655,403	0.3
1,251,701		FNMA	3.000%, 12/25/45	1,280,255	0.6
663,657		FNMA	3.500%, 01/01/46	701,771	0.3
628,402		FNMA	3.500%, 07/01/46	664,258	0.3
764,480		FNMA	3.500%, 12/01/46	794,539	0.4
683,541		FNMA	3.500%, 01/01/47	708,629	0.3
968,085		FNMA	3.000%, 02/25/48	997,169	0.5
846,329		FNMA	4.500%, 03/01/48	919,604	0.5
2,949,986		FNMA	4.000%, 04/01/48	3,091,903	1.5
2,825,184		FNMA	3.000%, 11/01/48	2,877,966	1.4
1,006,331		FNMA	3.500%, 12/01/49	1,036,409	0.5
11,856,661	h,i	FNMA	3.000%–7.500%, 08/01/21–01/01/50	12,092,473	6.0
800,847		Government National Mortgage Association (GNMA)	3.500%, 12/20/47	831,809	0.4
956,226		GNMA	4.000%, 07/20/49	990,909	0.5
		Other		3,066,270	1.5

				39,584,277	19.5

MUNICIPAL BONDS
1,400,000		State of Illinois	5.100%, 06/01/33	1,509,242	0.7
1,000,000		State of Texas	3.295%, 10/01/25	1,068,450	0.5
		Other		4,981,627	2.5

				7,559,319	3.7

U.S. TREASURY SECURITIES
1,000,000		United States Treasury Bond	3.125%, 11/15/41	1,132,909	0.6
2,935,700		United States Treasury Bond	3.000%, 11/15/45	3,280,227	1.6
1,865,000		United States Treasury Bond	2.875%, 11/15/46	2,043,294	1.0
765,000		United States Treasury Bond	3.000%, 05/15/47	858,466	0.4
1,060,000		United States Treasury Bond	3.125%, 05/15/48	1,219,128	0.6
1,976,000		United States Treasury Bond	3.375%, 11/15/48	2,381,597	1.2
1,234,000		United States Treasury Bond	2.875%, 05/15/49	1,358,616	0.7
1,020,290	k	United States Treasury Inflation Indexed Bonds	0.500%, 04/15/24	1,036,729	0.5
850,000		United States Treasury Note	2.500%, 12/31/20	857,030	0.4
4,095,000		United States Treasury Note	2.500%, 01/31/21	4,132,168	2.0
1,440,000		United States Treasury Note	2.500%, 02/28/21	1,453,893	0.7
1,625,000		United States Treasury Note	2.250%, 03/31/21	1,637,188	0.8
3,405,000		United States Treasury Note	2.250%, 04/30/21	3,433,276	1.7
1,000,000		United States Treasury Note	1.625%, 12/31/21	1,000,931	0.5
1,015,000		United States Treasury Note	1.750%, 11/15/29	998,883	0.5
		Other		1,167,821	0.6

				27,992,156	13.8

		TOTAL GOVERNMENT BONDS	(Cost $78,526,779)	80,913,641	39.9

78	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2019

Principal		Issuer		Value	% of net assets

STRUCTURED ASSETS
ASSET BACKED
$ 957,364	g	Capital Automotive REIT
		Series—2014 1A (Class A)	3.660%, 10/15/44	$955,452	0.5%
		Other		16,839,571	8.3

				17,795,023	8.8

OTHER MORTGAGE BACKED
798,832	g,i	Agate Bay Mortgage Trust
		Series—2015 6 (Class A9)	3.500%, 09/25/45	790,966	0.4
745,447		COMM Mortgage Trust
		Series—2012 CR4 (Class A3)	2.853%, 10/15/45	754,369	0.4
1,000,000	g,i	COMM Mortgage Trust
		Series—2013 CR8 (Class B)	3.954%, 06/10/46	1,037,310	0.5
600,000	i	COMM Mortgage Trust
		Series—2015 LC23 (Class AM)	4.158%, 10/10/48	639,849	0.3
3,314,482	g,i	COMM Mortgage Trust	3.603%–4.747%, 07/15/47–10/10/48	3,473,829	1.7
1,300,000	g,i	DBUBS Mortgage Trust
		Series—2011 LC2A (Class D)	5.530%, 07/10/44	1,336,133	0.7
680,000		JPMBB Commercial Mortgage Securities Trust
		Series—2014 C21 (Class A5)	3.775%, 08/15/47	720,360	0.3
1,908,000	i	JPMBB Commercial Mortgage Securities Trust	3.917%–4.617%, 05/15/48–08/15/48	2,023,869	1.0
628,927		Morgan Stanley Bank of America Merrill Lynch Trust
		Series—2015 C21 (Class AS)	3.652%, 03/15/48	654,491	0.3
973,280	g,i	Sequoia Mortgage Trust
		Series—2019 4 (Class A1)	3.500%, 11/25/49	989,629	0.5
700,000		Wells Fargo Commercial Mortgage Trust
		Series—2016 C32 (Class A4)	3.560%, 01/15/59	741,296	0.4
645,000	i	WFRBS Commercial Mortgage Trust
		Series—2013 C18 (Class AS)	4.387%, 12/15/46	690,482	0.3
		Other		9,745,702	4.8

				23,598,285	11.6

		TOTAL STRUCTURED ASSETS	(Cost $40,878,612)	41,393,308	20.4

		TOTAL BONDS	(Cost $189,962,683)	196,548,868	96.8

Shares		Company

PREFERRED STOCKS
BANKS				271,693	0.1

		TOTAL PREFERRED STOCKS	(Cost $569,550)	271,693	0.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	79

Summary portfolio of investments	continued

Bond Fund  ▪  December 31, 2019

Principal	Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
TREASURY DEBT
$ 2,060,000	United States Treasury Bill	1.100%, 01/02/20	$2,060,000	1.0%

			2,060,000	1.0

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,059,937)	2,060,000	1.0

	TOTAL PORTFOLIO	(Cost $195,028,237)	201,289,061	99.1
	OTHER ASSETS & LIABILITIES, NET		1,711,727	0.9

	NET ASSETS		$203,000,788	100.0%

Abbreviation(s):

REIT	Real Estate Investment Trust

‡	Perpetual security
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities, including those in “Other,” is $43,416,322 or 21.4% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

80	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Bond Fund  ▪  December 31, 2019

Centrally cleared credit default swap contracts outstanding as of December 31, 2019 were as follows:

PURCHASED

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount*	Variation margin	Unrealized appreciation (depreciation)

CDX-NAHYS32V3-5 Year Index	5.000%	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	$490,000	$219	$(15,762)
CDX-NAHYS33V2-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	12/20/24	495,000	235	(13,460)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000	222	(20,087)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000	220	(17,328)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000	218	(13,837)

Total						$1,114	$(80,474)

SOLD

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount*	Variation margin	Unrealized appreciation (depreciation)

CDX-NAHYS32V3-5 Year Index	Credit event as specified in contract	5.000%	Citigroup Global Markets, Inc	06/20/24	$490,000	$(225)	$25,150

*	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is defined under the terms of that particular swap agreement. This amount may be reduced by any recoverable assets, if applicable.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	81

Summary portfolio of investments

Money Market Fund  ▪  December 31, 2019

Principal	Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$2,000,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%, 02/18/20	$1,995,827	1.9%
1,800,000	Federal Farm Credit Bank (FFCB)	0.010%, 03/06/20	1,794,962	1.7
2,000,000	FFCB	0.010%, 05/27/20	1,986,933	1.9
2,300,000	FFCB	0.010%, 06/05/20	2,284,352	2.2
2,000,000	FFCB	0.010%, 06/10/20	1,986,136	1.9
1,600,000	Federal Home Loan Bank (FHLB)	0.010%, 01/10/20	1,599,320	1.5
1,430,000	FHLB	0.010%, 01/15/20	1,429,048	1.4
2,600,000	FHLB	0.010%, 01/21/20	2,597,754	2.5
2,441,000	FHLB	0.010%, 01/22/20	2,438,671	2.3
1,000,000	FHLB	0.010%, 01/28/20	998,732	0.9
4,450,000	FHLB	0.010%, 02/03/20	4,443,511	4.2
1,400,000	FHLB	0.010%, 02/05/20	1,397,901	1.3
2,000,000	FHLB	0.010%, 02/12/20	1,996,332	1.9
946,000	FHLB	0.010%, 02/18/20	944,058	0.9
2,000,000	FHLB	0.010%, 02/19/20	1,995,740	1.9
1,168,000	FHLB	0.010%, 02/28/20	1,164,999	1.1
1,426,000	FHLB	0.010%, 03/06/20	1,422,009	1.3
1,071,000	FHLB	0.010%, 03/11/20	1,067,741	1.0
3,072,000	FHLB	0.010%, 03/13/20	3,062,323	2.9
3,340,000	FHLB	0.010%, 03/16/20	3,329,061	3.1
1,600,000	FHLB	0.010%, 03/31/20	1,593,680	1.5
1,050,000	FHLB	0.010%, 05/04/20	1,044,250	1.0
1,744,000	FHLB	0.010%, 06/05/20	1,732,135	1.6
2,795,000	FHLB	0.010%, 01/08/20–06/12/20	2,787,174	2.6
2,000,000	Federal Home Loan Mortgage Corp (FHLMC)	0.010%, 01/13/20	1,998,970	1.9
2,000,000	FHLMC	0.010%, 02/20/20	1,995,306	1.9
1,800,000	Federal National Mortgage Association (FNMA)	0.010%, 01/29/20	1,797,788	1.7
2,000,000	FNMA	0.010%, 02/05/20	1,997,029	1.9
	Other		747,788	0.6

			55,629,530	52.5

TREASURY DEBT
3,000,000	United States Treasury Bill	0.010%, 01/14/20	2,998,346	2.8
2,000,000	United States Treasury Bill	0.010%, 01/16/20	1,998,735	1.9
2,000,000	United States Treasury Bill	0.010%, 01/23/20	1,997,988	1.9
1,960,000	United States Treasury Bill	0.010%, 01/30/20	1,957,593	1.8
2,000,000	United States Treasury Bill	0.010%, 02/04/20	1,997,129	1.9
2,010,000	United States Treasury Bill	0.010%, 02/13/20	2,006,311	1.9
1,163,000	United States Treasury Bill	0.010%, 02/20/20	1,160,515	1.1
1,800,000	United States Treasury Bill	0.010%, 04/02/20	1,793,153	1.7
3,000,000	United States Treasury Note	2.000%, 01/31/20	3,000,141	2.8
2,000,000	United States Treasury Note	1.375%, 02/29/20	1,998,317	1.9
	Other		628,317	0.7

			21,536,545	20.4

82	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments	concluded

Money Market Fund  ▪  December 31, 2019

Principal		Issuer		Value	% net assets

VARIABLE RATE SECURITIES
$ 1,000,000	i	Federal Agricultural Mortgage Corp (FAMC), FRED – 3.020%	1.730%, 09/01/20	$1,000,000	0.9%
2,000,000	i	FAMC, SOFR + 0.080%	1.620%, 12/21/20	2,000,000	1.9
1,000,000	i	FAMC, SOFR + 0.070%	1.610%, 02/08/21	1,000,000	0.9
2,000,000	i	FAMC, EFFR + 0.090%–FRED – 2.950%	1.640%–1.800%, 02/26/20–07/08/20	2,000,000	1.9
1,000,000	i	Federal Farm Credit Bank (FFCB), LIBOR 1 M – 0.030%	1.680%, 01/07/20	1,000,000	1.0
1,000,000	i	FFCB, FRED – 2.960%	1.790%, 07/09/20	999,961	0.9
2,600,000	i	FFCB, US Treasury Bill 3 M + 0.045%–FRED – 2.870%	1.571%–1.880%,01/27/20–01/19/21	2,599,619	2.4
2,500,000	i	Federal Home Loan Bank (FHLB), SOFR + 0.035%	1.575%, 06/19/20	2,500,000	2.4
1,000,000	i	FHLB, SOFR + 0.100%	1.640%, 07/29/20	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.120%	1.660%, 10/07/20	1,000,000	1.0
2,000,000	i	FHLB, SOFR + 0.130%	1.670%, 10/16/20	2,000,000	1.9
2,000,000	i	Federal Home Loan Mortgage Corp (FHLMC), SOFR + 0.130%	1.540%, 02/20/20	1,999,970	1.9
2,000,000	i	FHLMC, SOFR + 0.040%	1.580%, 04/29/20	1,999,932	1.9
1,000,000	i	Federal National Mortgage Association (FNMA), SOFR + 0.060%–SOFR + 0.075%	1.600%–1.615%,07/30/20 – 10/30/20	1,000,000	1.0
2,500,000	i	United States Treasury Floating Rate Note, US Treasury Bill 3 M + 0.000%	1.526%, 01/31/20	2,499,707	2.4
4,500,000	i	United States Treasury Floating Rate Note, US Treasury Bill 3 M + 0.033%	1.559%, 04/30/20	4,498,841	4.2
		Other		500,000	0.5

				29,598,030	28.0

		TOTAL SHORT-TERM INVESTMENTS	(Cost $106,764,105)	106,764,105	100.9

		TOTAL PORTFOLIO	(Cost $106,764,105)	106,764,105	100.9
		OTHER ASSETS & LIABILITIES, NET		(957,801)	(0.9)

		NET ASSETS		$105,806,304	100.0%

Abbreviation(s):

EFFR	Effective Federal Funds Rate
FRED	Federal Bank Prime Loan Rate
LIBOR	London Interbank Offered Rate
M	Month
SOFR	Secured Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	83

Portfolio of investments

Balanced Fund  ▪  December 31, 2019

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—99.9%[a]
FIXED INCOME—49.5%
3,218,139	TIAA-CREF Life Bond Fund		$34,080,092	49.5%

	TOTAL FIXED INCOME		34,080,092	49.5

INTERNATIONAL EQUITY—10.1%
854,840	TIAA-CREF Life International Equity Fund		6,941,299	10.1

	TOTAL INTERNATIONAL EQUITY		6,941,299	10.1

U.S. EQUITY—40.3%
391,782	TIAA-CREF Life Growth Equity Fund		6,417,392	9.3
369,429	TIAA-CREF Life Growth & Income Fund		6,952,648	10.1
405,489	TIAA-CREF Life Large-Cap Value Fund		6,049,893	8.8
89,985	TIAA-CREF Life Real Estate Securities Fund		1,403,765	2.1
105,118	TIAA-CREF Life Small-Cap Equity Fund		1,380,201	2.0
197,380	TIAA-CREF Life Stock Index Fund		5,530,592	8.0

	TOTAL U.S. EQUITY		27,734,491	40.3

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $60,179,064)	68,755,882	99.9

	TOTAL PORTFOLIO	(Cost $60,179,064)	68,755,882	99.9
	OTHER ASSETS & LIABILITIES, NET		69,352	0.1

	NET ASSETS		$68,825,234	100.0%

a	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

84	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2019 Annual Report	85

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2019

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$119,394,568
Cash	9,290
Receivable from securities transactions	478,002
Receivable from Fund shares sold	2,279
Dividends and interest receivable	71,371
Due from affiliates	4,386
Receivable for variation margin on futures contracts	—
Other	10,891

Total assets	119,970,787

LIABILITIES
Management fees payable	44,386
Due to affiliates	2,446
Overdraft payable	—
Payable for collateral for securities loaned	1,373,418
Payable for securities transactions	441,151
Payable for Fund shares redeemed	136,924
Written optionsà	—
Payable for trustee compensation	8,344
Accrued expenses and other payables	25,605

Total liabilities	2,032,274

NET ASSETS	$117,938,513

NET ASSETS CONSIST OF:
Paid-in-capital	$62,863,844
Total distributable earnings (loss)	55,074,669

NET ASSETS	$117,938,513

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,201,513

Net asset value per share	$16.38

* Includes securities loaned of	$1,309,598
† Portfolio investments, cost	$74,310,144
à Written options premiums	$—

86	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$160,972,852	$75,253,232	$85,358,977	$54,599,008	$71,038,012
—	6,116	2,414	2,868	—
920,443	—	—	50,310	32,826
38,947	350	240	85	4,597
131,960	70,294	321,989	46,151	95,318
3,688	5,835	4,350	9,064	5,197
—	—	—	156	4,255
16,245	10,906	11,936	7,014	6,906

162,084,135	75,346,733	85,699,906	54,714,656	71,187,111

60,419	28,318	35,617	20,678	8,873
2,483	2,352	2,359	2,327	2,344
158,378	—	—	—	560
1,113,995	—	—	996,112	149,318
67,333	—	569,841	—	36,142
256,651	188,206	86,359	50,713	72,639
156,083	—	—	—	—
13,121	9,338	10,145	7,031	6,969
30,869	17,484	18,835	29,107	20,623

1,859,332	245,698	723,156	1,105,968	297,468

$160,224,803	$75,101,035	$84,976,750	$53,608,688	$70,889,643

$94,086,725	$57,473,766	$50,677,576	$45,557,582	$40,819,245
66,138,078	17,627,269	34,299,174	8,051,106	30,070,398

$160,224,803	$75,101,035	$84,976,750	$53,608,688	$70,889,643

8,515,757	5,032,969	5,446,197	4,082,635	4,231,234

$18.82	$14.92	$15.60	$13.13	$16.75

$1,685,325	$—	$—	$1,083,107	$303,693
$102,882,249	$57,906,913	$56,983,263	$48,596,841	$46,280,286
$262,404	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	87

Statements of assets and liabilities

TIAA-CREF Life Funds  ▪  December 31, 2019

Stock Index Fund

ASSETS
Portfolio investments, at value*†	$586,791,563
Affiliated investments, at value‡	—
Cash§	—
Receivable from securities transactions	—
Receivable for delayed delivery securities	130,816
Receivable from Fund shares sold	34,051
Dividends and interest receivable	612,272
Due from affiliates	3,140
Receivable for variation margin on futures contracts	16,517
Receivable for variation margin on centrally cleared swap contracts	—
Other	30,706

Total assets	587,619,065

LIABILITIES
Management fees payable	29,196
Due to affiliates	3,045
Overdraft payable	8,175
Payable for collateral for securities loaned	2,653,632
Payable for securities transactions	49,363
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	652,513
Payable for trustee compensation	30,775
Unfunded loan commitment	—
Accrued expenses and other payables	36,751

Total liabilities	3,463,450

NET ASSETS	$584,155,615

NET ASSETS CONSIST OF:
Paid-in-capital	$267,376,256
Total distributable earnings (loss)	316,779,359

NET ASSETS	$584,155,615

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	20,847,666

Net asset value per share	$28.02

* Includes securities loaned of	$3,559,250
† Portfolio investments, cost	$272,728,066
‡ Affiliated investments, cost	$—
§ Includes cash collateral for mortgage dollar rolls of	$—

88	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$107,687,160	$201,289,061	$106,764,105	$—
—	—	—	68,755,882
5,892	978,975	95,253	301,063
—	13,671	—	138,204
—	225,066	—	—
37,844	369,449	—	15,799
203,802	1,163,083	104,675	—
8,399	5,667	7,468	5,622
—	—	—	—
—	889	—	—
14,029	17,783	—	2,433

107,957,126	204,063,644	106,971,501	69,219,003

44,911	51,586	8,840	5,762
2,379	2,568	4,153	899
—	—	—	—
110,080	—	—	—
—	—	—	369,449
—	730,814	—	—
109,141	217,012	1,122,214	816
11,333	19,537	69	2,400
—	169	—	—
60,728	41,170	29,921	14,443

338,572	1,062,856	1,165,197	393,769

$107,618,554	$203,000,788	$105,806,304	$68,825,234

$104,938,054	$191,437,034	$105,797,537	$58,214,115
2,680,500	11,563,754	8,767	10,611,119

$107,618,554	$203,000,788	$105,806,304	$68,825,234

13,246,817	19,160,879	105,795,183	5,529,465

$8.12	$10.59	$1.00	$12.45

$1,010,934	$—	$—	$—
$103,763,987	$195,028,237	$106,764,105	$—
$—	$—	$—	$60,179,064
$—	$960,000	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	89

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2019

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$986,003
Interest*	22,666
Income from securities lending	21,560
Payment from affiliate	10,737

Total income	1,040,966

EXPENSES
Management fees	513,050
Shareholder servicing	2,218
Custody and accounting fees	43,138
Professional fees	35,772
Administrative service fees	21,515
Shareholder reports	17,823
Trustee fees and expenses	1,398
Other expenses	10,130

Total expenses	645,044
Less: Expenses reimbursed by the investment adviser	(50,024)

Net expenses	595,020

Net investment income (loss)	445,946

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	10,493,200
Purchased options	(72,362)
Written options	25,736
Futures contracts	—
Foreign currency transactions	(1,007)

Net realized gain (loss) on total investments	10,445,567

Change in unrealized appreciation (depreciation) on:
Portfolio investments	18,902,646
Purchased options	—
Written options	(605)
Futures contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(459)

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	18,901,582

Net realized and unrealized gain (loss) on total investments	29,347,149

Net increase (decrease) in net assets from operations	$29,793,095

* Net of foreign withholding taxes of	$13,183
‡ Includes net realized gain (loss) from securities sold to affiliates of	$20,276

90	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$2,732,050	$1,645,349	$1,869,966	$682,387	$1,247,048
16,711	14,715	35,750	4,150	7,608
16,500	—	—	46,235	6,169
13,716	6,608	7,179	—	—

2,778,977	1,666,672	1,912,895	732,772	1,260,825

667,317	313,609	398,160	239,496	96,219
2,550	2,171	2,223	1,872	2,451
46,264	37,021	23,480	56,603	24,210
36,529	35,403	36,572	32,748	28,919
21,946	20,760	20,941	20,502	20,700
19,985	15,838	13,207	11,440	12,361
1,815	852	935	623	821
21,018	9,732	8,198	13,813	13,881

817,424	435,386	503,716	377,097	199,562
(46,084)	(72,488)	(49,654)	(100,641)	(58,350)

771,340	362,898	454,062	276,456	141,212

2,007,637	1,303,774	1,458,833	456,316	1,119,613

6,231,155	58,734	4,606,765	1,812,660	4,155,447
44,710	—	—	—	—
266,225	—	—	—	—
—	—	—	9,730	53,509
(3,099)	—	13	—	—

6,538,991	58,734	4,606,778	1,822,390	4,208,956

29,306,119	16,022,410	14,591,340	8,502,080	11,895,021
1,693	—	—	—	—
242,125	—	—	—	—
—	—	—	140	29,406
19	(21)	—	—	—

29,549,956	16,022,389	14,591,340	8,502,220	11,924,427

36,088,947	16,081,123	19,198,118	10,324,610	16,133,383

$38,096,584	$17,384,897	$20,656,951	$10,780,926	$17,252,996

$15,311	$724	$—	$436	$65
$24,645	$—	$—	$53,722	$18,179

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	91

Statements of operations

TIAA-CREF Life Funds  ▪  For the year ended December 31, 2019

Stock Index Fund

INVESTMENT INCOME
Dividends*	$10,301,758
Interest*	97,397
Income from securities lending	86,803
Payment from affiliate	—

Total income	10,485,958

EXPENSES
Management fees	309,904
Shareholder servicing	2,481
Custody and accounting fees	37,539
Professional fees	53,236
Administrative service fees	27,555
Shareholder reports	53,512
Trustee fees and expenses	6,174
Other expenses	21,056

Total expenses	511,457
Less: Expenses reimbursed by the investment adviser	(46,507)

Net expenses	464,950

Net investment income (loss)	10,021,008

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments
Unaffiliated investments‡	1,332,478
Affiliated investments	—
Futures contracts	755,480
Swap contracts	—
Foreign currency transactions	—
Realized gain distributions from affiliated investments	—

Net realized gain (loss) on total investments	2,087,958

Change in unrealized appreciation (depreciation) on:
Portfolio investments
Unaffiliated investments	122,545,398
Affiliated investments	—
Futures contracts	283,583
Swap contracts	—
Unfunded loan commitment	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	122,828,981

Net realized and unrealized gain (loss) on total investments	124,916,939

Net increase (decrease) in net assets from operations	$134,937,947

* Net of foreign withholding taxes of	$859
‡ Includes net realized gain (loss) from securities sold to affiliates of	$19,027

92	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Bond Fund	Money Market Fund	Balanced Fund

$2,178,723	$—	$—	$1,377,408
46,153	6,730,631	2,245,041	1,364
17,509	—	—	—
10,999	—	—	—

2,253,384	6,730,631	2,245,041	1,378,772

480,132	594,748	101,360	63,532
2,241	2,277	1,723	2,166
77,406	28,789	50,131	10,793
43,357	54,313	30,749	21,334
21,017	22,714	23,171	10,765
15,977	25,581	22,573	11,781
1,123	2,411	1,368	782
36,654	11,186	5,973	6,284

677,907	742,019	237,048	127,437
(101,630)	(46,982)	(84,722)	(63,290)

576,277	695,037	152,326	64,147

1,677,107	6,035,594	2,092,715	1,314,625

(2,233,189)	1,799,678	8,629	(5,021)
—	—	—	(136,379)
—	—	—	—
—	(5,634)	—	—
(13,473)	(41,413)	—	—
—	—	—	1,731,676

(2,246,662)	1,752,631	8,629	1,590,276

20,632,377	10,164,342	—	—
—	—	—	7,785,706
—	—	—	—
—	(55,324)	—	—
—	(169)	—	—
(561)	148	—	—

20,631,816	10,108,997	—	7,785,706

18,385,154	11,861,628	8,629	9,375,982

$20,062,261	$17,897,222	$2,101,344	$10,690,607

$237,818	$747	$—	$—
$(198,163)	$—	$—	$(1,030)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Growth Equity Fund
	December 31, 2019	December 31, 2018

OPERATIONS
Net investment income (loss)	$445,946	$470,414
Net realized gain (loss) on total investments	10,445,567	8,659,360
Net change in unrealized appreciation (depreciation) on total investments	18,901,582	(9,279,394)

Net increase (decrease) in net assets from operations	29,793,095	(149,620)

DISTRIBUTIONS TO SHAREHOLDERS	(9,852,252)	(7,162,495)

Total distributions	(9,852,252)	(7,162,495)

SHAREHOLDER TRANSACTIONS
Subscriptions	19,747,363	23,046,935
Reinvestments of distributions	9,852,252	7,162,495
Redemptions	(29,818,242)	(21,781,434)

Net increase (decrease) from shareholder transactions	(218,627)	8,427,996

Net increase (decrease) in net assets	19,722,216	1,115,881

NET ASSETS
Beginning of period	98,216,297	97,100,416

End of period	$117,938,513	$98,216,297

CHANGE IN FUND SHARES
Shares sold	1,254,743	1,469,843
Shares reinvested	648,174	441,040
Shares redeemed	(1,853,506)	(1,388,831)

Net increase (decrease) from shareholder transactions	49,411	522,052

94	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

$2,007,637	$1,531,646	$1,303,774	$1,237,719
6,538,991	8,924,356	58,734	3,550,132
29,549,956	(20,239,378)	16,022,389	(15,122,740)

38,096,584	(9,783,376)	17,384,897	(10,334,889)

(10,482,636)	(10,596,948)	(4,521,279)	(6,487,384)

(10,482,636)	(10,596,948)	(4,521,279)	(6,487,384)

10,802,608	15,924,379	5,506,608	8,390,235
10,481,822	10,596,104	4,520,681	6,486,526
(18,341,918)	(22,278,093)	(10,745,965)	(11,568,496)

2,942,512	4,242,390	(718,676)	3,308,265

30,556,460	(16,137,934)	12,144,942	(13,514,008)

129,668,343	145,806,277	62,956,093	76,470,101

$160,224,803	$129,668,343	$75,101,035	$62,956,093

600,798	873,246	390,939	557,798
597,595	564,824	327,823	428,720
(1,025,933)	(1,214,044)	(762,899)	(766,117)

172,460	224,026	(44,137)	220,401

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Real Estate Securities Fund
	December 31, 2019	December 31, 2018

OPERATIONS
Net investment income (loss)	$1,458,833	$1,638,241
Net realized gain (loss) on total investments	4,606,778	969,822
Net change in unrealized appreciation (depreciation) on total investments	14,591,340	(5,738,238)

Net increase (decrease) in net assets from operations	20,656,951	(3,130,175)

DISTRIBUTIONS TO SHAREHOLDERS	(2,961,221)	(3,982,177)

Total distributions	(2,961,221)	(3,982,177)

Subscriptions	9,358,741	5,109,851
Reinvestments of distributions	2,960,994	3,981,876
Redemptions	(12,180,978)	(11,980,966)

Net increase (decrease) from shareholder transactions	138,757	(2,889,239)

Net increase (decrease) in net assets	17,834,487	(10,001,591)

NET ASSETS
Beginning of period	67,142,263	77,143,854

End of period	$84,976,750	$67,142,263

Shares sold	625,756	388,522
Shares reinvested	191,898	300,519
Shares redeemed	(825,812)	(913,624)

Net increase (decrease) from shareholder transactions	(8,158)	(224,583)

96	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

$456,316	$297,374	$1,119,613	$1,030,430
1,822,390	7,007,084	4,208,956	8,734,660
8,502,220	(13,599,440)	11,924,427	(12,929,794)

10,780,926	(6,294,982)	17,252,996	(3,164,704)

(7,432,814)	(6,414,744)	(9,738,511)	(3,944,778)

(7,432,814)	(6,414,744)	(9,738,511)	(3,944,778)

5,501,866	4,408,393	3,636,248	4,449,391
7,432,814	6,414,744	9,736,822	3,944,061
(9,098,858)	(10,277,253)	(5,838,722)	(6,827,742)

3,835,822	545,884	7,534,348	1,565,710

7,183,934	(12,163,842)	15,048,833	(5,543,772)

46,424,754	58,588,596	55,840,810	61,384,582

$53,608,688	$46,424,754	$70,889,643	$55,840,810

400,288	278,556	222,007	268,338
597,013	413,854	630,623	225,246
(655,934)	(657,798)	(350,023)	(396,474)

341,367	34,612	502,607	97,110

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	97

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Stock Index Fund
	December 31, 2019	December 31, 2018

OPERATIONS
Net investment income (loss)	$10,021,008	$8,783,599
Net realized gain (loss) on total investments	2,087,958	4,443,653
Net change in unrealized appreciation (depreciation) on total investments	122,828,981	(37,291,381)

Net increase (decrease) in net assets from operations	134,937,947	(24,064,129)

DISTRIBUTIONS TO SHAREHOLDERS	(12,650,546)	(10,867,391)

Total distributions	(12,650,546)	(10,867,391)

Subscriptions	76,894,751	56,711,264
Reinvestments of distributions	12,650,546	10,867,391
Redemptions	(57,204,427)	(48,549,782)

Net increase (decrease) from shareholder transactions	32,340,870	19,028,873

Net increase (decrease) in net assets	154,628,271	(15,902,647)

NET ASSETS
Beginning of period	429,527,344	445,429,991

End of period	$584,155,615	$429,527,344

Shares sold	3,010,585	2,335,728
Shares reinvested	489,005	422,362
Shares redeemed	(2,228,220)	(1,990,827)

Net increase (decrease) from shareholder transactions	1,271,370	767,263

98	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Bond Fund
December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

$1,677,107	$2,107,687	$6,035,594	$5,823,196
(2,246,662)	3,839,765	1,752,631	(2,298,372)
20,631,816	(32,412,568)	10,108,997	(5,147,337)

20,062,261	(26,465,116)	17,897,222	(1,622,513)

(6,557,386)	(1,123,383)	(5,808,915)	(5,057,919)

(6,557,386)	(1,123,383)	(5,808,915)	(5,057,919)

12,862,037	12,689,868	23,263,126	20,767,398
6,557,386	1,123,383	5,808,719	5,057,753
(11,356,621)	(15,579,604)	(27,444,248)	(29,828,381)

8,062,802	(1,766,353)	1,627,597	(4,003,230)

21,567,677	(29,354,852)	13,715,904	(10,683,662)

86,050,877	115,405,729	189,284,884	199,968,546

$107,618,554	$86,050,877	$203,000,788	$189,284,884

1,659,808	1,451,600	2,237,072	2,066,035
875,485	127,368	551,112	513,999
(1,462,998)	(1,746,386)	(2,632,437)	(2,974,914)

1,072,295	(167,418)	155,747	(394,880)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	99

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the year ended

	Money Market Fund
	December 31, 2019	December 31, 2018

OPERATIONS
Net investment income (loss)	$2,092,715	$1,509,783
Net realized gain (loss) on total investments	8,629	(50)
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	2,101,344	1,509,733

DISTRIBUTIONS TO SHAREHOLDERS	(2,091,692)	(1,510,779)

Total distributions	(2,091,692)	(1,510,779)

Subscriptions	116,458,260	153,340,638
Reinvestments of distributions	2,091,692	1,510,714
Redemptions	(117,423,088)	(132,591,226)

Net increase (decrease) from shareholder transactions	1,126,864	22,260,126

Net increase (decrease) in net assets	1,136,516	22,259,080

NET ASSETS
Beginning of period	104,669,788	82,410,708

End of period	$105,806,304	$104,669,788

Shares sold	116,458,259	153,340,638
Shares reinvested	2,091,693	1,510,714
Shares redeemed	(117,423,088)	(132,591,226)

Net increase (decrease) from shareholder transactions	1,126,864	22,260,126

100	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
December 31, 2019	December 31, 2018

$1,314,625	$1,072,622
1,590,276	1,560,551
7,785,706	(5,901,397)

10,690,607	(3,268,224)

(2,758,032)	(308,311)

(2,758,032)	(308,311)

6,014,729	5,005,948
2,757,506	308,252
(4,395,874)	(4,564,169)

4,376,361	750,031

12,308,936	(2,826,504)

56,516,298	59,342,802

$68,825,234	$56,516,298

499,847	429,326
230,368	25,904
(366,998)	(389,454)

363,217	65,776

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	101

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from

For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

GROWTH EQUITY FUND
12/31/19		$13.73	$0.06	$4.05	$4.11	$(0.07)	$(1.39)	$(1.46)
12/31/18		14.65	0.07	0.07	0.14	(0.06)	(1.00)	(1.06)
12/31/17	*	11.05	0.06	3.74	3.80	—	(0.20)	(0.20)
12/31/16	*	11.55	0.06	(0.17)	(0.11)	(0.06)	(0.33)	(0.39)
12/31/15	*	10.81	0.03	1.01	1.04	(0.02)	(0.28)	(0.30)

GROWTH & INCOME FUND
12/31/19		15.54	0.24	4.35	4.59	(0.19)	(1.12)	(1.31)
12/31/18		17.96	0.19	(1.26)	(1.07)	(0.17)	(1.18)	(1.35)
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)
12/31/16	*	14.28	0.18	1.05	1.23	(0.20)	(0.72)	(0.92)
12/31/15	*	15.02	0.16	0.32	0.48	(0.17)	(1.05)	(1.22)

LARGE-CAP VALUE FUND
12/31/19		12.40	0.26	3.21	3.47	(0.26)	(0.69)	(0.95)
12/31/18		15.75	0.25	(2.23)	(1.98)	(0.22)	(1.15)	(1.37)
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)
12/31/16	*	12.48	0.24	2.11	2.35	(0.24)	(0.51)	(0.75)
12/31/15	*	14.72	0.18	(0.95)	(0.77)	(0.24)	(1.23)	(1.47)

REAL ESTATE SECURITIES FUND
12/31/19		12.31	0.27	3.58	3.85	(0.29)	(0.27)	(0.56)
12/31/18		13.58	0.30	(0.82)	(0.52)	(0.27)	(0.48)	(0.75)
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)
12/31/16	*	13.34	0.23	0.29	0.52	(0.38)	(1.06)	(1.44)
12/31/15	*	14.66	0.32	0.27	0.59	(0.40)	(1.51)	(1.91)

SMALL-CAP EQUITY FUND
12/31/19		12.41	0.12	2.71	2.83	(0.08)	(2.03)	(2.11)
12/31/18		15.81	0.08	(1.61)	(1.53)	(0.10)	(1.77)	(1.87)
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)
12/31/16	*	12.16	0.10	2.32	2.42	(0.12)	(0.40)	(0.52)
12/31/15	*	13.43	0.09	(0.13)	(0.04)	(0.08)	(1.15)	(1.23)

102	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate

$16.38	30.73%	30.72%	$117,939	0.57%	0.52%	0.39%	0.38%	108%
13.73	(0.21)	(0.22)	98,216	0.56	0.52	0.43	0.43	90
14.65	34.54	34.53	97,100	0.59	0.52	0.43	0.43	81
11.05	(0.96)	(0.99)	74,746	0.60	0.52	0.55	0.51	106
11.55	9.67	9.67	81,569	0.57	0.52	0.24	0.24	78

18.82	30.10	30.09	160,225	0.55	0.52	1.35	1.34	63
15.54	(7.25)	(7.26)	129,668	0.56	0.52	1.03	1.03	61
17.96	23.91	23.91	145,806	0.58	0.52	1.00	1.00	70
14.59	8.60	8.53	127,276	0.58	0.52	1.28	1.22	88
14.28	3.34	3.34	132,244	0.55	0.52	1.01	1.01	82

14.92	28.66	28.65	75,101	0.62	0.52	1.87	1.86	19
12.40	(14.13)	(14.14)	62,956	0.63	0.52	1.67	1.67	107
15.75	12.34	12.34	76,470	0.63	0.53	1.39	1.39	55
14.08	18.74	18.58	74,680	0.64	0.52	1.86	1.70	68
12.48	(5.00)	(5.00)	64,052	0.58	0.52	1.25	1.25	61

15.60	31.33	31.32	84,977	0.63	0.57	1.83	1.82	35
12.31	(4.23)	(4.24)	67,142	0.65	0.57	2.29	2.28	34
13.58	12.32	12.32	77,144	0.66	0.58	1.86	1.86	35
12.42	3.96	3.85	73,391	0.65	0.57	1.71	1.60	59
13.34	4.37	4.37	73,223	0.59	0.57	2.12	2.12	30

13.13	23.72	23.72	53,609	0.72	0.53	0.88	0.88	124
12.41	(12.05)	(12.05)	46,425	0.66	0.53	0.52	0.52	86
15.81	14.90	14.90	58,589	0.71	0.53	0.68	0.68	77
14.06	19.87	19.87	54,372	0.71	0.53	0.84	0.84	91
12.16	(0.15)	(0.15)	49,403	0.63	0.53	0.68	0.68	92

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	103

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

SOCIAL CHOICE EQUITY FUND
12/31/19		$14.98	$0.29		$4.18	$4.47	$(0.28)	$(2.42)	$(2.70)
12/31/18		16.90	0.29		(1.06)	(0.77)	(0.29)	(0.86)	(1.15)
12/31/17	*	14.02	0.27		2.66	2.93	(0.00)[d]	(0.05)	(0.05)
12/31/16	*	13.61	0.34		1.48	1.82	(0.34)	(1.07)	(1.41)
12/31/15	*	15.47	0.27		(0.72)	(0.45)	(0.39)	(1.02)	(1.41)

STOCK INDEX FUND
12/31/19		21.94	0.50		6.21	6.71	(0.43)	(0.20)	(0.63)
12/31/18		23.68	0.46		(1.62)	(1.16)	(0.40)	(0.18)	(0.58)
12/31/17	*	19.59	0.40		3.71	4.11	—	(0.02)	(0.02)
12/31/16	*	17.74	0.40		1.86	2.26	(0.41)	(0.00)	(0.41)
12/31/15	*	18.17	0.35		(0.28)	0.07	(0.36)	(0.14)	(0.50)

INTERNATIONAL EQUITY FUND
12/31/19		7.07	0.14		1.45	1.59	(0.17)	(0.37)	(0.54)
12/31/18		9.35	0.17		(2.36)	(2.19)	(0.09)	—	(0.09)
12/31/17	*	7.11	0.10		2.24	2.34	(0.10)	—	(0.10)
12/31/16	*	7.14	0.11		(0.03)	0.08	(0.11)	—	(0.11)
12/31/15	*	7.32	0.10		(0.18)	(0.08)	(0.10)	—	(0.10)

BOND FUND
12/31/19		9.96	0.32		0.62	0.94	(0.31)	—	(0.31)
12/31/18		10.31	0.30		(0.38)	(0.08)	(0.27)	—	(0.27)
12/31/17	*	9.86	0.27		0.18	0.45	(0.00)[d]	—	(0.00)[d]
12/31/16	*	9.82	0.28		0.13	0.41	(0.29)	(0.08)	(0.37)
12/31/15	*	10.22	0.29		(0.23)	0.06	(0.35)	(0.11)	(0.46)

MONEY MARKET FUND
12/31/19		1.00	0.02		—	0.02	(0.02)	—	(0.02)
12/31/18		1.00	0.02		—	0.02	(0.02)	—	(0.02)
12/31/17		1.00	0.01		—	0.01	(0.01)	—	(0.01)
12/31/16		1.00	0.00	[d]	0.00 [d]	0.00 [d]	(0.00)[d]	—	(0.00)[d]
12/31/15		1.00	0.00	[d]	0.00 [d]	0.00 [d]	(0.00)[d]	—	(0.00)[d]

104	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

			Ratios and supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Net investment income (loss) excluding payment from affiliates[u]	Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls

$16.75	31.38%	31.38%	$70,890	0.31%	0.22%	1.75%	1.75%	27%	27%
14.98	(5.55)	(5.55)	55,841	0.32	0.22	1.68	1.68	38	38
16.90	20.96	20.96	61,385	0.33	0.22	1.75	1.75	13	13
14.02	13.35	13.35	52,595	0.36	0.22	2.44	2.44	21	21
13.61	(2.70)	(2.70)	47,408	0.28	0.22	1.76	1.76	9	9

28.02	30.81	30.81	584,156	0.10	0.09	1.94	1.94	3	3
21.94	(5.28)	(5.28)	429,527	0.10	0.09	1.89	1.89	4	4
23.68	21.01	21.01	445,430	0.12	0.09	1.88	1.88	7	7
19.59	12.71	12.71	364,787	0.12	0.09	2.19	2.19	12	12
17.74	0.43	0.43	332,443	0.11	0.09	1.91	1.91	7	7

8.12	23.07	23.06	107,619	0.71	0.60	1.75	1.74	108	108
7.07	(23.58)	(23.59)	86,051	0.71	0.60	1.96	1.95	67	67
9.35	32.98	32.97	115,406	0.70	0.60	1.24	1.24	119	119
7.11	1.06	0.96	88,738	0.69	0.60	1.57	1.47	94	94
7.14	(0.98)	(0.98)	91,819	0.66	0.60	1.29	1.29	77	77

10.59	9.48	9.48	203,001	0.37	0.35	3.04	3.04	117	111
9.96	(0.79)	(0.79)	189,285	0.38	0.35	3.01	3.01	147	139
10.31	4.54	4.54	199,969	0.36	0.35	2.69	2.69	147	114
9.86	4.23	4.23	177,844	0.42	0.35	2.80	2.80	217	143
9.82	0.57	0.57	179,096	0.39	0.35	2.77	2.77	155	155

1.00	2.09	2.09	105,806	0.23	0.15	2.06	2.06	—	—
1.00	1.71	1.71	104,670	0.24	0.15	1.73	1.73	—	—
1.00	0.74	0.74	82,411	0.26	0.15	0.75	0.75	—	—
1.00	0.28	0.28	78,259	0.26	0.15	0.28	0.28	—	—
1.00	0.00	0.00	71,238	0.23	0.15	0.00	0.00	—	—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	105

Financial highlights

TIAA-CREF Life Funds

	Selected per share data
		Gain (loss) from investment operations
					Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions

BALANCED FUND
12/31/19	$10.94	$0.25	$1.79	$2.04	$(0.26)	$(0.27)	$(0.53)
12/31/18	11.63	0.21	(0.84)	(0.63)	(0.00)[d]	(0.06)	(0.06)
12/31/17	10.32	0.00	1.42	1.42	—	(0.11)	(0.11)
12/31/16	10.12	0.23	0.39	0.62	(0.25)	(0.17)	(0.42)
12/31/15	10.45	0.22	(0.09)	0.13	(0.30)	(0.16)	(0.46)

*	This per share data has been retroactively adjusted for a 5-for-2 stock split that occurred on October 25, 2017.
††	Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.
a	Based on average shares outstanding.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the Underlying Funds.
u	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

106	2019 Annual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

		Ratios and supplemental data
			Ratios to average net assets

Net asset value, end of period	Total return††	Net assets at end of period (in thousands)	Gross expenses[e]	Net expenses[e]	Net investment income (loss)	Portfolio turnover rate

$12.45	18.81%	$68,825	0.20%	0.10%	2.07%	19%
10.94	(5.47)	56,516	0.21	0.10	1.77	17
11.63	13.82	59,343	0.23	0.10	0.02	14
10.32	6.14	49,957	0.24	0.10	2.20	17
10.12	1.28	42,585	0.23	0.10	2.03	40

See notes to financial statements	TIAA-CREF Life Funds ▪ 2019 Annual Report	107

Notes to financial statements

TIAA-CREF Life Funds

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: For all Funds (other than the Money Market Fund), investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements. Investments held by the Money Market Fund are recorded at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Dividends from affiliated investments are recorded as dividend income, while capital gain distributions, including short-term capital gain distributions, are recorded as gain distributions from affiliated investments on the Statements of operations. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of

108	2019 Annual Report ▪ TIAA-CREF Life Funds

distributions received that may be considered return of capital distributions or capital gain distributions. In many cases, these estimates are based on data from the prior calendar year end.

Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2019, permanent book and tax differences resulting primarily from fund distribution reclasses were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

TIAA-CREF Life Funds ▪ 2019 Annual Report	109

Notes to financial statements

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

New rule issuances: In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires Funds to establish a liquidity risk management program and enhances disclosures regarding Funds’ liquidity. The requirements of this final rule were implemented on June 1, 2019 and did not have a material impact on the Funds’ financial statements and various filings.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

110	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date, or if there is no official close of business, the latest sale price, or at the mean of the latest available bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized as Level 2 of the fair value hierarchy.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their NAV on the valuation date. These investments are categorized as Level 1 of the fair value hierarchy.

Options: Purchased and written options traded over the counter and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures contracts, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized as Level 1 of the fair value hierarchy.

Credit default swap contracts: Credit default swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Credit default swaps are generally categorized as Level 2 in the fair value hierarchy.

TIAA-CREF Life Funds ▪ 2019 Annual Report	111

Notes to financial statements

Unfunded loan commitment: Unfunded loan commitments are marked-to-market daily based upon a price supplied by a pricing service. Unfunded loan commitments are generally categorized as Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

As of December 31, 2019, 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs, while 100% of the value in the Balanced Fund was based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of December 31, 2019, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Communication services	$14,255,621	$587,556	$—	$14,843,177
Consumer discretionary	17,408,782	1,510,232	—	18,919,014
Health care	18,014,006	4,199,404	—	22,213,410
Industrials	6,541,960	899,964	—	7,441,924
Information technology	45,739,102	1,383,606	—	47,122,708
All other equity investments*	6,970,917	—	—	6,970,917
Short-term investments	1,373,418	510,000	—	1,883,418

Total	$110,303,806	$9,090,762	$—	$119,394,568

Growth & Income
Equity investments:
Communication services	$16,460,052	$607,084	$—	$17,067,136
Consumer discretionary	13,994,409	474,979	—	14,469,388
Consumer staples	11,214,762	825,703	—	12,040,465
Health care	21,267,504	3,122,155	—	24,389,659
Industrials	14,436,461	440,037	—	14,876,498
Information technology	38,195,447	497,085	—	38,692,532
All other equity investments*	38,318,019	—	—	38,318,019
Short-term investments	1,113,995	—	—	1,113,995
Purchased options**	5,160	—	—	5,160
Written options**	(156,083)	—	—	(156,083)

Total	$154,849,726	$5,967,043	$—	$160,816,769

Large-Cap Value
Equity investments*	$74,383,232	$—	$—	$74,383,232
Short-term investments	—	870,000	—	870,000

Total	$74,383,232	$870,000	$—	$75,253,232

112	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

Fund	Level 1	Level 2	Level 3	Total

Real Estate Securities
Equity investments:
Internet services & infrastructure	$1,268,868	$301,084	$—	$1,569,952
All other equity investments*	82,429,025	—	—	82,429,025
Short-term investments	—	1,360,000	—	1,360,000

Total	$83,697,893	$1,661,084	$—	$85,358,977

Small-Cap Equity
Equity investments*	$52,942,896	$—	$—	$52,942,896
Short-term investments	996,112	660,000	—	1,656,112
Futures contracts**	140	—	—	140

Total	$53,939,148	$660,000	$—	$54,599,148

Social Choice Equity
Equity investments*	$70,638,694	$—	$—	$70,638,694
Short-term investments	149,318	250,000	—	399,318
Futures contracts**	4,253	—	—	4,253

Total	$70,792,265	$250,000	$—	$71,042,265

Stock Index
Equity investments:
Financials	$78,414,481	$—	$117	$78,414,598
Health care	82,133,729	—	1,715	82,135,444
Materials	16,562,305	—	1,286	16,563,591
All other equity investments*	403,704,298	—	—	403,704,298
Short-term investments	2,653,632	3,320,000	—	5,973,632
Futures contracts**	16,472	—	—	16,472

Total	$583,484,917	$3,320,000	$3,118	$586,808,035

International Equity
Equity investments:
Asia	$2,909,673	$23,668,215	$—	$26,577,888
Europe	—	75,089,480	—	75,089,480
All other equity investments*	—	1,989,712	—	1,989,712
Short-term investments	110,080	3,920,000	—	4,030,080

Total	$3,019,753	$104,667,407	$—	$107,687,160

Bond
Bank loan obligations	$—	$2,408,500	$—	$2,408,500
Corporate bonds	—	74,241,919	—	74,241,919
Government bonds	—	80,729,085	184,556	80,913,641
Structured assets	—	41,393,308	—	41,393,308
Preferred stocks	271,693	—	—	271,693
Short-term investments	—	2,060,000	—	2,060,000
Credit default swaps contracts**	—	(55,324)	—	(55,324)
Unfunded loan commitment†	—	(169)	—	(169)

Total	$271,693	$200,777,319	$184,556	$201,233,568

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.
†	Unfunded loan commitments are not reflected in the market value of portfolio investments.

TIAA-CREF Life Funds ▪ 2019 Annual Report	113

Notes to financial statements

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At December 31, 2019, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Assets derivatives			Liabilities derivatives
Derivative contract	Location		Fair value amount	Location		Fair value amount

Growth & Income Fund
Equity contracts	Portfolio investments		$5,160	Written options		$(156,083)

Small-Cap Equity Fund
Equity contracts	Futures contracts	*	140

Social Choice Equity Fund
Equity contracts	Futures contracts	*	4,253

Stock Index Fund
Equity contracts	Futures contracts	*	16,472

Bond Fund
Credit contracts				Credit default swap contracts	*	(55,324)

*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap contracts; however, the value reflected on the accompanying Statements of assets and liabilities is only the receivable or payable for variation margin on open futures contracts and centrally cleared swap contracts.

114	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

For the year ended December 31, 2019, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contracts	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth Equity Fund
Equity contracts	Purchased options	$(72,362)	$—
Equity contracts	Written options	25,736	(605)

Growth & Income Fund
Equity contracts	Purchased options	44,710	1,693
Equity contracts	Written options	266,225	242,125

Small-Cap Equity Fund
Equity contracts	Futures contracts	9,730	140

Social Choice Equity Fund
Equity contracts	Futures contracts	53,509	29,406

Stock Index Fund
Equity contracts	Futures contracts	755,480	283,583

Bond Fund
Credit contracts	Swap contracts	(5,634)	(55,324)

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearinghouse (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the Summary portfolio of investments, and written options are separately reflected as a liability in the Statements of assets and liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of assets and liabilities. During the year ended December 31, 2019, the Growth Equity Fund and Growth & Income

TIAA-CREF Life Funds ▪ 2019 Annual Report	115

Notes to financial statements

Fund had exposure to options, based on underlying notional values, generally between 0% and 7% of net assets. The purchased and written options outstanding as of December 31, 2019 are disclosed in the Summary portfolio of investments and the full Schedules of Investments.

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the year ended December 31, 2019, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets. The futures contracts outstanding as of December 31, 2019 are disclosed in the Summary portfolio of investments and the full Schedules of Investments.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

116	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of assets and liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of assets and liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

The Funds (other than the Money Market Fund) invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the year ended December 31, 2019, the Bond Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 0% and 3% of net assets. The credit default swap contracts outstanding as of December 31, 2019 are disclosed in the Summary portfolio of investments and the full schedule of investments.

Note 4—investment adviser and affiliates

Teachers Advisors, LLC (“Advisors”), a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”) and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between Advisors and the Funds. The Funds have also entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Nuveen Securities, LLC (“Nuveen Securities”), which is a wholly owned indirect subsidiary of TIAA, distributes the Funds’ shares. Under the terms of the distribution agreement, Nuveen Securities is not compensated. Nuveen Securities does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Funds. Prior to September 30, 2019, Teachers Personal Investor

TIAA-CREF Life Funds ▪ 2019 Annual Report	117

Notes to financial statements

Services (“TPIS”) was the distributor of the Funds’ shares. Effective September 30, 2019, TPIS merged into Nuveen Securities and Nuveen Securities became the distributor of the Funds’ shares.

As part of the Advisory Agreement, Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of December 31, 2019, the investment management fees and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45	0.52
Large-Cap Value	0.45	0.52
Real Estate Securities	0.50	0.57
Small-Cap Equity	0.46	0.53
Social Choice Equity	0.15	0.22
Stock Index	0.06	0.09
International Equity	0.50	0.60
Bond	0.30	0.35
Money Market	0.10	0.15
Balanced	0.10	0.10

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board.

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the year ended December 31, 2019, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized gain (loss)

Growth Equity	$362,480	$194,663	$20,276
Growth & Income	651,513	1,160,830	24,645
Large-Cap Value	73,911	—	—
Real Estate Securities	131,906	—	—
Small-Cap Equity	1,274,184	295,883	53,722
Social Choice Equity	157,794	168,404	18,179
Stock Index	4,530,684	26,443	19,027
International Equity	—	2,256,068	(198,163)
Balanced	—	193,453	(1,030)

118	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

Certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of December 31, 2019:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Balanced Fund	Total

Growth Equity	95%	5%	100%
Growth & Income	96	4	100
Large-Cap Value	92	8	100
Real Estate Securities	98	2	100
Small-Cap Equity	97	3	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	94	6	100
Bond	83	17	100
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The TIAA-CREF Life Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/18	Purchases cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 12/31/19

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$4,940	$1,658	$1,181	$519	$986	$25	$6,417
Growth & Income	5,560	1,365	1,178	387	1,213	66	6,953
Large-Cap Value	5,062	1,189	1,253	201	1,126	104	6,050
Real Estate Securities	1,103	457	453	42	277	25	1,404
Small Cap Equity	1,109	483	289	165	98	8	1,380
Stock Index	4,453	877	1,039	78	1,200	86	5,531
International Equity	5,604	1,606	1,149	177	1,015	139	6,941
Bond	28,625	7,810	4,252	26	1,871	926	34,080

	$56,456	$15,445	$10,794	$1,595	$7,786	$1,379	$68,756

TIAA-CREF Life Funds ▪ 2019 Annual Report	119

Notes to financial statements

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities. As of December 31, 2019, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At December 31, 2019, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received*	Non-cash collateral received	Total collateral received

Growth Equity	$1,309,598	$1,373,418	$—	$1,373,418
Growth & Income	1,685,325	1,113,995	599,187	1,713,182
Small-Cap Equity	1,083,107	996,112	112,474	1,108,586
Social Choice Equity	303,693	149,318	162,869	312,187
Stock Index	3,559,250	2,653,632	974,396	3,628,028
International Equity	1,010,934	110,080	952,343	1,062,423

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery

120	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

purchase commitments. Amounts receivable and/or payable for these transactions are reflected separately in the Statements of assets and liabilities.

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Unfunded loan commitment: The Funds may enter into loan commitments to fund a portion of a delayed-draw term loan facility. The Funds are obligated to fund loan commitments at the borrower’s discretion. The Funds reserve against such contingent obligation by segregating short-term securities or cash. At December 31, 2019, the Bond Fund held an unfunded loan commitment of $8,542. Unfunded loan commitments are marked-to-market daily and any unrealized appreciation (depreciation) is included as an asset (liability) on the Statements of assets and liabilities. Interest income and the change in unrealized appreciation (depreciation) are included on the Statements of operations.

Net unrealized appreciation (depreciation): At December 31, 2019, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

Growth Equity	$74,667,666	$45,577,020	$(850,118)	$44,726,902
Growth & Income	103,371,953	59,278,091	(1,828,115)	57,449,976
Large-Cap Value	58,902,885	17,795,429	(1,445,082)	16,350,347
Real Estate Securities	57,102,645	28,579,076	(322,744)	28,256,332
Small-Cap Equity	48,753,208	8,745,132	(2,899,192)	5,845,940
Social Choice Equity	46,287,844	26,233,605	(1,479,184)	24,754,421
Stock Index	282,389,158	327,086,686	(22,667,809)	304,418,877
International Equity	104,497,617	8,739,240	(5,549,697)	3,189,543
Bond	195,118,127	7,181,273	(1,065,663)	6,115,610
Balanced	61,230,148	8,576,818	(1,051,084)	7,525,734

TIAA-CREF Life Funds ▪ 2019 Annual Report	121

Notes to financial statements

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended December 31, 2019 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$121,415,453	$—	$130,275,847	$—
Growth & Income	92,711,242	—	97,270,542	—
Large-Cap Value	13,075,094	—	17,393,086	—
Real Estate Securities	27,284,774	—	28,300,944	—
Small-Cap Equity	64,362,765	—	67,973,002	—
Social Choice Equity	16,944,092	—	17,320,189	—
Stock Index	53,458,023	—	17,564,922	—
International Equity	104,443,817	—	101,136,400	—
Bond	73,941,845	166,897,334	72,107,167	151,944,895
Balanced	16,799,748	—	12,144,129	—

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended December 31, 2019 and December 31, 2018 was as follows:

	2019			2018
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Growth Equity	$468,046	$9,384,206	$9,852,252	$1,931,191	$5,231,304	$7,162,495
Growth & Income	1,506,220	8,976,416	10,482,636	2,948,877	7,648,071	10,596,948
Large-Cap Value	1,238,952	3,282,327	4,521,279	2,392,998	4,094,386	6,487,384
Real Estate Securities	1,549,733	1,411,488	2,961,221	1,420,413	2,561,764	3,982,177
Small-Cap Equity	2,115,655	5,317,159	7,432,814	2,135,741	4,279,003	6,414,744
Social Choice Equity	1,161,461	8,577,050	9,738,511	1,341,082	2,603,696	3,944,778
Stock Index	8,740,571	3,909,975	12,650,546	8,238,101	2,629,290	10,867,391
International Equity	2,028,157	4,529,229	6,557,386	1,123,383	—	1,123,383
Bond	5,808,915	—	5,808,915	5,057,919	—	5,057,919
Money Market	2,091,692	—	2,091,692	1,510,779	—	1,510,779
Balanced	1,455,348	1,302,684	2,758,032	111,207	197,104	308,311

122	2019 Annual Report ▪ TIAA-CREF Life Funds

continued

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Growth Equity	$437,638	$9,918,596	$44,726,738	$—	$55,082,972
Growth & Income	1,970,819	6,730,333	57,579,777	—	66,280,929
Large-Cap Value	1,299,114	—	16,350,329	(12,861)	17,636,582
Real Estate Securities	2,425,083	3,627,888	28,256,332	—	34,309,303
Small-Cap Equity	401,707	1,810,481	5,845,940	—	8,058,128
Social Choice Equity	1,307,095	4,015,789	24,754,421	—	30,077,305
Stock Index	10,369,168	2,022,034	304,418,877	—	316,810,079
International Equity	1,664,968	—	3,177,206	(2,150,379)	2,691,795
Bond	5,983,013	—	6,118,716	(518,476)	11,583,253
Money Market	8,767	—	—	—	8,767
Balanced	1,441,598	1,646,221	7,525,734	—	10,613,553

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, and the treatment of short-term gain as ordinary income for tax purposes.

At December 31, 2019, the following Funds had capital loss carryovers, which will not expire:

Fund	Short-term	Long-term	Total

Large-Cap Value	$12,861	$—	$12,861
International Equity	—	2,150,379	2,150,379
Bond	—	518,476	518,476

For the year ended December 31, 2019, the Bond Fund utilized $1,528,262 of its short-term and $270,850 of its long-term capital loss carryover, and the Money Market Fund utilized $127 of its short-term capital loss carryover, available from prior years.

The capital loss carryover for the Money Market Fund was reduced to zero as a result of this utilization.

Note 7—inter-fund lending program

Pursuant to an exemptive order issued by the Commission, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject

TIAA-CREF Life Funds ▪ 2019 Annual Report	123

Notes to financial statements	concluded

to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the year ended December 31, 2019, there were no inter-fund borrowing or lending transactions.

Note 8—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 18, 2019 expiring on June 16, 2020, replacing the previous $1.25 billion facility, which expired June 2019. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended December 31, 2019, there were no borrowings under this credit facility by the Funds.

Note 9—legal proceedings

The Social Choice Equity Fund was named as defendant and a putative member of the proposed defendant class of shareholders, or could be added as a defendant, in pending litigation by the Bankruptcy Litigation Trustee for the Tribune Company (Tribune) and certain creditors of Tribune, as a result of its ownership of shares of Tribune in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The plaintiffs in that litigation seek to recover payments of the proceeds of the LBO. The litigation is now part of a multi-district litigation proceeding in the Southern District of New York and the Second Court of Appeals. The Fund’s exposure related to this matter is estimated to be 0.16% of net assets as of December 31, 2019.

124	2019 Annual Report ▪ TIAA-CREF Life Funds

Report of independent registered public accounting firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the

TIAA-CREF Life Funds ▪ 2019 Annual Report	125

Report of independent registered public accounting firm	concluded

overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2020

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

126	2019 Annual Report ▪ TIAA-CREF Life Funds

Important tax information (unaudited)

TIAA-CREF Life Funds

For the fiscal year ended December 31, 2019, the TIAA-CREF Life Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Growth Equity	$—	$9,384,206	$9,384,206
Growth & Income	—	8,976,416	8,976,416
Large-Cap Value	—	3,282,327	3,282,327
Real Estate Securities	82,874	1,328,614	1,411,488
Small-Cap Equity	—	5,317,159	5,317,159
Social Choice Equity	—	8,577,050	8,577,050
Stock Index	—	3,909,975	3,909,975
International Equity	—	4,529,229	4,529,229
Balanced	—	1,302,684	1,302,684

For the fiscal year ended December 31, 2019, the TIAA-CREF Life Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	100.0%
Growth & Income	100.0
Large-Cap Value	100.0
Real Estate Securities	0.9
Small-Cap Equity	20.3
Social Choice Equity	87.5
Stock Index	85.9
Balanced	18.9

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2019 of $2,142,112 ($0.16 per share), and paid taxes to foreign countries during the year ended December 31, 2019 of $196,178 ($0.01 per share).

TIAA-CREF Life Funds ▪ 2019 Annual Report	127

2019 special meeting (unaudited)

TIAA-CREF Life Funds

Trustees

On July 17, 2019, at a special meeting of TIAA-CREF Life Funds participants, the following persons were elected to serve on the Board of Trustees:

Nominee	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Forrest Berkley	180,494,404.682	93.299	4,795,002.410	2.479	8,168,236.097	4.222
Joseph A. Boateng	181,836,307.862	93.993	3,626,254.408	1.874	7,995,080.919	4.133
Janice C. Eberly	182,154,430.585	94.157	3,980,160.563	2.057	7,323,052.042	3.785
Nancy A. Eckl	181,714,785.745	93.930	4,125,053.428	2.132	7,617,804.015	3.938
Michael A. Forrester	180,273,532.455	93.185	4,443,208.982	2.297	8,740,901.752	4.518
Howell E. Jackson	180,935,006.690	93.527	4,726,976.568	2.443	7,795,659.931	4.030
Thomas J. Kenny	181,154,259.135	93.640	4,269,705.108	2.207	8,033,678.946	4.153
James M. Poterba	180,976,487.693	93.548	4,068,159.456	2.103	8,412,996.040	4.349
Maceo K. Sloan	180,845,514.708	93.481	4,793,569.784	2.478	7,818,558.697	4.041
Laura T. Starks	182,033,708.173	94.095	4,083,827.015	2.111	7,340,108.001	3.794

Joseph A. Boateng was elected to office. Forrest Berkley, Janice C. Eberly, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks continued in office.

The results above were certified by Computershare Fund Services, Inc., independent tabulator for the TIAA-CREF Life Funds.

128	2019 Annual Report ▪ TIAA-CREF Life Funds

Trustees and officers (unaudited)

TIAA-CREF Life Funds  ▪  January 21, 2020

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006); Manager, Financial Services Consultant, KPMG Consulting (2000–2002); several positions, Xerox Corporation (1988–2000).	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee member, The Seattle Foundation.
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (since 2020). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	89	Independent Director and Chair of the Risk Committee, Office of Finance, Federal Home Loan Banks; Member of the Executive Committee, American Economic Association; Director, Avant, LLC.

TIAA-CREF Life Funds ▪ 2019 Annual Report	129

Trustees and officers (unaudited)	continued

TIAA-CREF Life Funds  ▪  January 21, 2020

Trustees—concluded

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	89	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011; Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	89	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

130	2019 Annual Report ▪ TIAA-CREF Life Funds

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	89	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016) and Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (2003–2016) and Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	89	N/A
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. President, Society of Financial Studies (since 2017). Vice President, American Finance Association (since 2020).	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

TIAA-CREF Life Funds ▪ 2019 Annual Report	131

Trustees and officers (unaudited)	concluded

TIAA-CREF Life Funds  ▪  January 21, 2020

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Chairman, Nuveen. Executive Vice President of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Formerly, Chief Executive Officer, Nuveen. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”) and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary, Head of Corporate, Securities and M&A Group of AllianceBernstein L.P.
Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.
Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.	Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

132	2019 Annual Report ▪ TIAA-CREF Life Funds

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief investment Officer, Nuveen; Executive Vice President, Chief Investment Officer, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.
Phillip T. Rollock TIAA 730 Third Ave. New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy Chief Legal Officer and Corporate Secretary of TIAA.
Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.	Executive Vice President, Chief Risk Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.
E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.	Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.
Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief Human Resources Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, TIAA.org, or by calling 800 223-1200.

TIAA-CREF Life Funds ▪ 2019 Annual Report	133

Additional information about index providers (unaudited)

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE index

Source: FTSE International Limited (“FTSE”) © FTSE 2020. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “Nareit®” is a trade mark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

Standard & Poor’s index

The S&P®  500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively,

134	2019 Annual Report ▪ TIAA-CREF Life Funds

“S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis

TIAA-CREF Life Funds ▪ 2019 Annual Report	135

Additional information about index providers (unaudited)	concluded

for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Morningstar index

©2020 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

136	2019 Annual Report ▪ TIAA-CREF Life Funds

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How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252

24 hours a day, 7 days a week

National contact center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411

8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit TIAA.org, or call 800-223-1200. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not Federal Deposit Insurance Corporation (FDIC) insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. Nuveen, a subsidiary of TIAA, provides investment advice and portfolio management services through a dozen affiliated registered investment advisers. Nuveen Securities, LLC and TIAA-CREF Individual & Institutional Services, LLC, members FINRA, distribute securities products. Insurance and annuity products are issued by TIAA-CREF Life Insurance Company, New York, NY.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

©2020 Teachers Insurance and Annuity Association of America–College Retirement Equities Fund,

730 Third Avenue, New York, NY 10017-3206

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Item 2. Code of Ethics.

2(a)  The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b)  No response required.

2(c)  During the reporting period, there were no amendments to the code of ethics.

2(d)  During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e)  Not applicable.

2(f)  A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2)  Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

The aggregate fees billed by PwC as disclosed below for the fiscal year ended December 31, 2019 and December 31, 2018 may not align with the figures reported and filed with the Securities and Exchange Commission in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-08961) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

4(a) Audit Fees.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $299,900 and $306,020, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2019 and December 31, 2018, the Audit-Related Fees billed by PwC to Teachers Advisors, LLC (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for tax services billed to the Registrant were $1,728 and $82,995, respectively.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for all other services billed to the Registrant were $5,057 and $5,015, respectively.

For the fiscal years ended December 31, 2019 and December 31, 2018, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2019 and December 31, 2018 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2019 and December 31, 2018, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $217,000 and $221,000, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 2.5%
5,601		Aptiv plc	$531,927
5,781	*	Tesla, Inc	2,418,366

		TOTAL AUTOMOBILES & COMPONENTS	2,950,293

CAPITAL GOODS - 4.6%
6,132		Airbus SE	899,964
4,531		Boeing Co	1,476,019
4,090		L3Harris Technologies, Inc	809,288
2,789		Northrop Grumman Corp	959,332
1,742		Parker-Hannifin Corp	358,538
1,995		Roper Technologies Inc	706,689
307		TransDigm Group, Inc	171,920

		TOTAL CAPITAL GOODS	5,381,750

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
15,239	*	IHS Markit Ltd	1,148,259

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,148,259

CONSUMER DURABLES & APPAREL - 3.8%
30,672		Nike, Inc (Class B)	3,107,381
15,262	*	Under Armour, Inc (Class A)	329,659
10,685		VF Corp	1,064,867

		TOTAL CONSUMER DURABLES & APPAREL	4,501,907

CONSUMER SERVICES - 1.5%
531	*	Chipotle Mexican Grill, Inc (Class A)	444,505
5,443		McDonald’s Corp	1,075,591
1,750		Wynn Resorts Ltd	243,023

		TOTAL CONSUMER SERVICES	1,763,119

DIVERSIFIED FINANCIALS - 2.4%
695		BlackRock, Inc	349,376
10,335		Charles Schwab Corp	491,533
7,383		S&P Global, Inc	2,015,928

		TOTAL DIVERSIFIED FINANCIALS	2,856,837

ENERGY - 0.1%
1,397		Concho Resources, Inc	122,335

		TOTAL ENERGY	122,335

FOOD & STAPLES RETAILING - 0.9%
8,843		Walmart, Inc	1,050,902

		TOTAL FOOD & STAPLES RETAILING	1,050,902

HEALTH CARE EQUIPMENT & SERVICES - 5.3%
20,386	*	Alcon, Inc (XNYS)	1,153,236
13,887		Baxter International, Inc	1,161,231
2,421	*	Edwards Lifesciences Corp	564,795
3,714	*	Intuitive Surgical, Inc	2,195,531
3,986		UnitedHealth Group, Inc	1,171,804

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	6,246,597

MATERIALS - 2.5%
6,051		Linde plc	1,288,258
2,832		Sherwin-Williams Co	1,652,585

		TOTAL MATERIALS	2,940,843

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

MEDIA & ENTERTAINMENT - 12.6%
4,108		Activision Blizzard, Inc	$244,097
2,426	*	Alphabet, Inc (Class A)	3,249,360
2,052	*	Alphabet, Inc (Class C)	2,743,565
22,349	*	Facebook, Inc	4,587,132
5,422	*	IAC/InterActiveCorp	1,350,675
12,196		Tencent Holdings Ltd	587,556
14,387		Walt Disney Co	2,080,792

		TOTAL MEDIA & ENTERTAINMENT	14,843,177

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 13.5%
29,461		AstraZeneca plc	2,948,809
41,233	*	Avantor, Inc	748,379
27,191		Bristol-Myers Squibb Co	1,745,390
4,100		Daiichi Sankyo Co Ltd	270,781
3,699		Eisai Co Ltd	276,781
20,278		GlaxoSmithKline plc (ADR)	952,863
6,141	*	Illumina, Inc	2,037,215
3,122	*	IQVIA Holdings, Inc	482,380
712		Lonza Group AG.	259,743
25,551		Merck & Co, Inc	2,323,863
3,452	*	Regeneron Pharmaceuticals, Inc	1,296,157
7,327	*	Vertex Pharmaceuticals, Inc	1,604,247
35,000	*,g	Wuxi Biologics Cayman, Inc	443,291
4,359		Zoetis, Inc	576,914

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	15,966,813

RETAILING - 8.2%
3,765	*	Amazon.com, Inc	6,957,118
602	*	Booking Holdings, Inc	1,236,345
2,292		Kering	1,510,232

		TOTAL RETAILING	9,703,695

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
11,799	*	Advanced Micro Devices, Inc	541,102
19,837		Applied Materials, Inc	1,210,850
942		Lam Research Corp	275,441
6,671		Marvell Technology Group Ltd	177,182
7,953		NVIDIA Corp	1,871,341
9,033		NXP Semiconductors NV	1,149,540
17,753		Texas Instruments, Inc	2,277,532

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	7,502,988

SOFTWARE & SERVICES - 27.4%
11,616	*	Adobe, Inc	3,831,073
1,682	*,e,g	Adyen NV	1,383,606
9,129	*	Akamai Technologies, Inc	788,563
1,372	*	Atlassian Corp plc	165,107
6,669		Automatic Data Processing, Inc	1,137,065
6,056		Fidelity National Information Services, Inc	842,329
1,105	*	Guidewire Software, Inc	121,296
7,829		Intuit, Inc	2,050,650
14,216		Mastercard, Inc (Class A)	4,244,755
51,997		Microsoft Corp	8,199,927
14,911	*	PayPal Holdings, Inc	1,612,923
23,872	*	salesforce.com, Inc	3,882,542
2,813	*	ServiceNow, Inc	794,166
2,065	*	Splunk, Inc	309,275
1,516	*	Trade Desk, Inc	393,826
13,043		Visa, Inc (Class A)	2,450,780
1,190	*	Wix.com Ltd	145,632

		TOTAL SOFTWARE & SERVICES	32,353,515

TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
19,094		Apple, Inc	5,606,953
11,121	*	Keysight Technologies, Inc	1,141,348
3,214		Motorola Solutions, Inc	517,904

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	7,266,205

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY			VALUE

TRANSPORTATION - 0.7%
5,954		Kansas City Southern			$911,915

		TOTAL TRANSPORTATION			911,915

		TOTAL COMMON STOCKS			117,511,150

		(Cost $72,426,743)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 0.4%
$510,000		Federal Home Loan Bank (FHLB)	1.150%	01/02/20	510,000

		TOTAL GOVERNMENT AGENCY DEBT			510,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
1,373,418	c	State Street Navigator Securities Lending Government Money Market Portfolio			1,373,418

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,373,418

		TOTAL SHORT-TERM INVESTMENTS			1,883,418

		(Cost $1,883,401)
		TOTAL INVESTMENTS - 101.2%			119,394,568

		(Cost $74,310,144)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(1,456,055)

		NET ASSETS - 100.0%			$117,938,513

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,309,598.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities is $1,826,897 or 1.5% of net assets.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.5%
7,853		Aptiv plc	$745,799

		TOTAL AUTOMOBILES & COMPONENTS	745,799

BANKS - 6.5%
72,135		Bank of America Corp	2,540,595
24,407		Citigroup, Inc	1,949,875
21,746		Citizens Financial Group, Inc	883,105
25,815		JPMorgan Chase & Co	3,598,611
9,026		Radian Group, Inc	227,094
20,338		US Bancorp	1,205,840

		TOTAL BANKS	10,405,120

CAPITAL GOODS - 7.2%
2,924	n	Boeing Co	952,522
2,843		Carlisle Cos, Inc	460,111
3,934		Deere & Co	681,605
8,799		Dover Corp	1,014,173
16,075	n	General Electric Co	179,397
10,336	n	Honeywell International, Inc	1,829,472
6,500		Ingersoll-Rand plc	863,980
13,339		ITT, Inc	985,886
2,592		Jacobs Engineering Group, Inc	232,840
5,983		L3Harris Technologies, Inc	1,183,856
2,236	n	Northrop Grumman Corp	769,117
5,761		Owens Corning, Inc	375,156
1,559	*	Teledyne Technologies, Inc	540,256
6,196		United Technologies Corp	927,913
3,894		Woodward Inc	461,205

		TOTAL CAPITAL GOODS	11,457,489

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
7,513		Waste Management, Inc	856,182

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	856,182

CONSUMER DURABLES & APPAREL - 1.8%
11,151	*	CROCS, Inc	467,115
2,123	*,n	Deckers Outdoor Corp	358,490
13,313		KB Home	456,237
2,467	*,n	Lululemon Athletica, Inc	571,530
43,213	*,e	Mattel, Inc	585,536
15,599	*,g	Spin Master Corp	474,979

		TOTAL CONSUMER DURABLES & APPAREL	2,913,887

CONSUMER SERVICES - 1.2%
393	*,n	Chipotle Mexican Grill, Inc (Class A)	328,984
6,841		Royal Caribbean Cruises Ltd	913,342
2,048	n	Strategic Education, Inc	325,427
2,947		Wynn Resorts Ltd	409,250

		TOTAL CONSUMER SERVICES	1,977,003

DIVERSIFIED FINANCIALS - 2.1%
5,871		Blackstone Group, Inc	328,424
5,809	n	CME Group, Inc	1,165,983
7,392		Discover Financial Services	626,989
25,878		Morgan Stanley	1,322,883

		TOTAL DIVERSIFIED FINANCIALS	3,444,279

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

ENERGY - 4.3%
10,396		Cabot Oil & Gas Corp	$180,994
15,700		Chevron Corp	1,892,007
16,973		ConocoPhillips	1,103,754
6,838		Core Laboratories NV	257,588
10,140		EOG Resources, Inc	849,326
8,353		Hess Corp	558,064
9,294		ONEOK, Inc	703,277
31,076		Parsley Energy, Inc	587,647
3,966		Valero Energy Corp	371,416
23,928	*	WPX Energy, Inc	328,771

		TOTAL ENERGY	6,832,844

FOOD & STAPLES RETAILING - 1.3%
3,653	n	Costco Wholesale Corp	1,073,690
8,616		Walmart, Inc	1,023,925

		TOTAL FOOD & STAPLES RETAILING	2,097,615

FOOD, BEVERAGE & TOBACCO - 4.1%
9,801		Campbell Soup Co	484,365
22,552		Coca-Cola Co	1,248,253
16,279		ConAgra Brands, Inc	557,393
12,442		Diageo plc	524,264
2,607		Hershey Co	383,177
22,859		Mondelez International, Inc	1,259,074
8,779	*	Monster Beverage Corp	557,906
11,270	n	PepsiCo, Inc	1,540,271

		TOTAL FOOD, BEVERAGE & TOBACCO	6,554,703

HEALTH CARE EQUIPMENT & SERVICES - 7.5%
17,461		Abbott Laboratories	1,516,663
3,923	n	Anthem, Inc	1,184,864
28,897	*	Boston Scientific Corp	1,306,722
1,880		Cigna Corp	384,441
10,262		CVS Health Corp	762,364
8,259		Danaher Corp	1,267,591
3,020	*,n	DexCom, Inc	660,595
3,350	*	Edwards Lifesciences Corp	781,522
5,955	*	Envista Holdings Corp	176,506
2,929	*	Guardant Health, Inc	228,872
5,178		HCA Healthcare, Inc	765,360
2,615	n	Humana, Inc	958,450
2,456	*	IDEXX Laboratories, Inc	641,335
3,749	*	Neogen Corp	244,660
2,308		STERIS plc	351,785
5,159		Zimmer Biomet Holdings, Inc	772,199

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	12,003,929

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
3,934		Estee Lauder Cos (Class A)	812,529
18,208		Procter & Gamble Co	2,274,179
3,711		Reckitt Benckiser Group plc	301,439

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	3,388,147

INSURANCE - 3.8%
14,296		American International Group, Inc	733,814
7,069		Arthur J. Gallagher & Co	673,181
4,690		Assurant, Inc	614,765
22,281		AXA Equitable Holdings, Inc	552,123
20,090		Hartford Financial Services Group, Inc	1,220,869
15,017		Metlife, Inc	765,416

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

16,682		Voya Financial, Inc	$1,017,269
6,497		W.R. Berkley Corp	448,943

		TOTAL INSURANCE	6,026,380

MATERIALS - 3.5%
9,363		CF Industries Holdings, Inc	446,990
15,027		Dow, Inc	822,428
14,659		DuPont de Nemours, Inc	941,108
5,878		FMC Corp	586,742
8,775		Linde plc	1,868,197
8,305		Pan American Silver Corp	196,745
1,752		PPG Industries, Inc	233,874
24,352	*	Summit Materials, Inc	582,013

		TOTAL MATERIALS	5,678,097

MEDIA & ENTERTAINMENT - 9.1%
3,706	*,n	Alphabet, Inc (Class C)	4,954,996
26,836		Comcast Corp (Class A)	1,206,815
14,448	*	Facebook, Inc	2,965,452
3,073	*	NetFlix, Inc	994,331
640		Nintendo Co Ltd	255,975
16,369	*	Snap, Inc	267,306
4,187	*,n	Take-Two Interactive Software, Inc	512,614
7,537		ViacomCBS, Inc (Class B)	316,328
12,125		Vivendi Universal S.A.	351,110
16,477		Walt Disney Co	2,383,068
5,182	e,n	World Wrestling Entertainment, Inc (Class A)	336,156

		TOTAL MEDIA & ENTERTAINMENT	14,544,151

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
18,902		AbbVie, Inc	1,673,583
10,339	*	Acadia Pharmaceuticals, Inc	442,302
6,445		AstraZeneca plc	645,093
30,232	*	Avantor, Inc	548,711
2,486	*	Bluebird Bio, Inc	218,146
6,083	*	Bridgebio Pharma, Inc	213,209
7,101		Daiichi Sankyo Co Ltd	468,980
3,739		Eli Lilly & Co	491,417
4,329	*	Exact Sciences Corp	400,346
2,491	*,e,n	GW Pharmaceuticals plc (ADR)	260,459
4,658	*	IQVIA Holdings, Inc	719,708
3,333	*,n	Jazz Pharmaceuticals plc	497,550
1,403		Lonza Group AG.	511,825
15,469		Merck & Co, Inc	1,406,905
3,239	*	Neurocrine Biosciences, Inc	348,160
7,537		Novo Nordisk AS	436,760
45,909		Pfizer, Inc	1,798,715
3,385	*	Sage Therapeutics, Inc	244,363
6,630		Sanofi-Aventis	665,834
2,157		Vifor Pharma AG.	393,664

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	12,385,730

REAL ESTATE - 1.4%
4,617		American Tower Corp	1,061,079
8,547		Outfront Media, Inc	229,230
11,248		Prologis, Inc	1,002,647

		TOTAL REAL ESTATE	2,292,956

RETAILING - 5.5%
2,301	*,n	Amazon.com, Inc	4,251,880
11,711		Best Buy Co, Inc	1,028,226
14,204	*	BJ’s Wholesale Club Holdings, Inc	322,999

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

5,298	n	Children’s Place, Inc	$331,231
8,600	n	Home Depot, Inc	1,878,068
7,958		Target Corp	1,020,295

		TOTAL RETAILING	8,832,699

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
15,584	*	Advanced Micro Devices, Inc	714,682
10,930	*,n	Cree, Inc	504,420
16,032	*,e,n	Enphase Energy, Inc	418,916
3,755	*	Inphi Corp	277,945
20,977		Intel Corp	1,255,474
30,308	n	Marvell Technology Group Ltd	804,981
3,721	n	Monolithic Power Systems, Inc	662,412
5,078		NVIDIA Corp	1,194,853
2,739		NXP Semiconductors NV	348,565
8,465	n	QUALCOMM, Inc	746,867
3,288		Skyworks Solutions, Inc	397,453
7,610		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	442,141
2,354	n	Universal Display Corp	485,089

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	8,253,798

SOFTWARE & SERVICES - 10.9%
1,598	*	CACI International, Inc (Class A)	399,484
3,014		Dassault Systemes S.A.	497,085
6,788		Fidelity National Information Services, Inc	944,143
6,215	*	Fiserv, Inc	718,640
3,697	*,n	Guidewire Software, Inc	405,820
8,784	n	Mastercard, Inc (Class A)	2,622,814
3,230	*,e	Medallia, Inc	100,485
47,896	n	Microsoft Corp	7,553,199
6,969	*	PayPal Holdings, Inc	753,837
2,820	*	Proofpoint, Inc	323,680
10,151	*	salesforce.com, Inc	1,650,959
14,640	*,e	Slack Technologies, Inc	329,107
3,195	*	Synopsys, Inc	444,744
14,821	*,n	Teradata Corp	396,758
8,484	*,n	Zscaler, Inc	394,506

		TOTAL SOFTWARE & SERVICES	17,535,261

TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
27,104	n	Apple, Inc	7,959,090
25,344		Cisco Systems, Inc	1,215,498
22,713	*	CommScope Holding Co, Inc	322,297
9,482	*	Dell Technologies, Inc	487,280
8,690	*	Keysight Technologies, Inc	891,855
5,412	n	Motorola Solutions, Inc	872,090
25,148	*	Pure Storage, Inc	430,282
11,424		Western Digital Corp	725,081

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	12,903,473

TELECOMMUNICATION SERVICES - 1.6%
38,763		AT&T, Inc	1,514,858
16,419		Verizon Communications, Inc	1,008,127

		TOTAL TELECOMMUNICATION SERVICES	2,522,985

TRANSPORTATION—1.6%
10,714		CSX Corp	775,265
9,585		Delta Air Lines, Inc	560,531
3,818		DSV AS	440,037
6,723		United Parcel Service, Inc (Class B)	786,994

		TOTAL TRANSPORTATION	2,562,827

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

UTILITIES - 2.3%
14,196		Alliant Energy Corp	$776,805
20,083		FirstEnergy Corp	976,034
5,353		NextEra Energy, Inc	1,296,283
16,422		PPL Corp	589,221

		TOTAL UTILITIES	3,638,343

		TOTAL COMMON STOCKS	159,853,697

		(Cost $101,762,958)

PURCHASED OPTIONS - 0.0%

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
800		Universal Health Services, Inc	5,160

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,160

		TOTAL PURCHASED OPTIONS	5,160

		(Cost $5,296)

SHARES		COMPANY

SHORT-TERM INVESTMENTS - 0.7%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
1,113,995	c	State Street Navigator Securities Lending Government Money Market Portfolio	1,113,995

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	1,113,995

		TOTAL SHORT-TERM INVESTMENTS	1,113,995

		(Cost $1,113,995)
		TOTAL INVESTMENTS - 100.5%	160,972,852
		(Cost $102,882,249)
		OTHER ASSETS & LIABILITIES, NET - (0.5)%	(748,049)

		NET ASSETS - 100.0%	$160,224,803

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,685,325.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities is $474,979 or 0.3% of net assets.

n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

Purchased options outstanding as of December 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Universal Health Services, Inc, Call	8	$5,296	$155.00	08/21/20	$5,160

Written options outstanding as of December 31, 2019 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Alphabet, Inc, Call	1	$(1,938)	$1,540.00	06/19/20	$(1,510)
Amazon.com, Inc, Call	3	(2,661)	2,200.00	04/17/20	(3,300)
Amazon.com, Inc, Put	3	(2,622)	1,360.00	04/17/20	(968)
Anthem, Inc, Call	4	(2,153)	350.00	06/19/20	(1,960)
Anthem, Inc, Put	4	(1,082)	220.00	06/19/20	(872)
Apple, Inc, Call	2	(2,670)	285.00	07/17/20	(5,342)
Apple, Inc, Call	2	(3,964)	290.00	09/18/20	(5,484)
Apple, Inc, Put	8	(3,212)	210.00	06/19/20	(1,336)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Apple, Inc, Put	10	$(6,029)	$220.00	07/17/20	$(2,630)
Arista Networks, Inc, Put	3	(6,790)	165.00	01/15/21	(4,080)
Biohaven Pharmaceutical Holding Co Ltd, Put	14	(6,971)	45.00	03/20/20	(6,300)
Boeing Co, Call	2	(820)	380.00	03/20/20	(448)
Casey’s General Stores, Inc, Put	6	(768)	145.00	02/21/20	(438)
Children’s Place, Inc, Call	12	(1,067)	75.00	03/20/20	(2,400)
Children’s Place, Inc, Put	12	(6,167)	55.00	03/20/20	(3,264)
Children’s Place, Inc, Put	6	(4,308)	55.00	06/19/20	(3,300)
Chipotle Mexican Grill, Inc, Call	1	(1,818)	915.00	06/19/20	(3,470)
Chubb Ltd, Put	8	(672)	140.00	01/17/20	(48)
CME Group, Inc, Call	4	(1,232)	240.00	06/19/20	(420)
CME Group, Inc, Put	4	(2,016)	190.00	03/20/20	(1,500)
Costco Wholesale Corp, Call	4	(5,496)	320.00	06/19/20	(2,160)
Costco Wholesale Corp, Put	8	(6,144)	260.00	06/19/20	(3,640)
Cree, Inc, Put	12	(2,629)	40.00	03/20/20	(1,566)
Deckers Outdoor Corp, Put	6	(3,468)	135.00	06/19/20	(2,370)
DexCom, Inc, Put	7	(4,865)	150.00	06/19/20	(3,045)
DISH Network Corp, Put	14	(3,822)	27.50	01/17/20	(56)
Enphase Energy, Inc, Put	16	(3,647)	17.50	02/21/20	(320)
FedEx Corp, Put	8	(12,299)	155.00	01/15/21	(15,380)
Guidewire Software, Inc, Put	8	(1,512)	90.00	04/17/20	(680)
GW Pharmaceuticals plc, Put	7	(896)	80.00	01/17/20	(35)
Hain Celestial Group, Inc, Put	48	(8,734)	20.00	02/21/20	(480)
Hasbro, Inc, Put	5	(1,160)	80.00	04/17/20	(325)
Hasbro, Inc, Put	4	(1,408)	85.00	04/17/20	(420)
Home Depot, Inc, Call	3	(852)	260.00	03/20/20	(45)
Humana, Inc, Put	8	(1,304)	300.00	02/21/20	(1,140)
Jazz Pharmaceuticals plc, Call	6	(588)	185.00	03/20/20	(255)
Jazz Pharmaceuticals plc, Put	6	(1,124)	125.00	03/20/20	(750)
Lululemon Athletica, Inc, Call	5	(680)	250.00	01/17/20	(460)
M&T Bank Corp, Put	7	(3,643)	140.00	01/17/20	(126)
Marvell Technology Group Ltd, Put	33	(1,055)	22.00	01/17/20	(83)
Mastercard, Inc, Call	2	(817)	330.00	06/19/20	(1,276)
Monolithic Power Systems, Inc, Put	5	(813)	140.00	03/20/20	(563)
Motorola Solutions, Inc, Put	7	(1,036)	130.00	01/17/20	(80)
Motorola Solutions, Inc, Put	7	(2,240)	130.00	04/17/20	(962)
Motorola Solutions, Inc, Put	10	(6,340)	150.00	07/17/20	(8,050)
Nektar Therapeutics, Put	40	(14,803)	19.00	05/15/20	(8,800)
Northrop Grumman Corp, Call	2	(746)	390.00	01/17/20	(20)
Northrop Grumman Corp, Call	2	(1,036)	410.00	05/15/20	(290)
Nutanix, Inc, Put	22	(12,056)	22.50	01/17/20	(44)
PepsiCo, Inc, Put	7	(799)	125.00	03/20/20	(686)
PVH Corp, Put	10	(7,653)	85.00	01/17/20	(125)
PVH Corp, Put	5	(4,238)	85.00	06/19/20	(1,525)
QUALCOMM, Inc, Put	10	(2,109)	70.00	04/17/20	(830)
RH, Put	4	(391)	195.00	01/17/20	(580)
Roku, Inc, Put	7	(1,968)	115.00	01/17/20	(1,169)
Roku, Inc, Put	7	(5,550)	110.00	04/17/20	(6,650)
ServiceNow, Inc, Put	5	(3,440)	210.00	01/17/20	(65)
ServiceNow, Inc, Put	3	(1,824)	210.00	02/21/20	(157)
ServiceNow, Inc, Put	2	(1,674)	220.00	02/21/20	(185)
Shake Shack, Inc, Put	15	(3,142)	50.00	03/20/20	(1,950)
Strategic Education, Inc, Put	3	(5,520)	135.00	08/21/20	(2,550)
Take-Two Interactive Software, Inc, Put	4	(212)	105.00	01/17/20	(60)
Take-Two Interactive Software, Inc, Put	4	(416)	110.00	01/17/20	(100)
Teradata Corp, Put	37	(10,962)	25.00	12/18/20	(11,377)
Tiffany & Co, Put	10	(5,099)	82.50	01/17/20	(1,070)
Universal Display Corp, Call	4	(1,952)	260.00	03/20/20	(1,100)
Universal Display Corp, Put	7	(10,835)	155.00	03/20/20	(1,925)
Universal Health Services, Inc, Call	8	(2,184)	170.00	08/21/20	(2,080)
Universal Health Services, Inc, Put	8	(3,304)	120.00	08/21/20	(2,500)
World Wrestling Entertainment, Inc, Put	16	(2,207)	45.00	04/17/20	(1,360)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Xilinx, Inc, Put	7	$(4,795)	$85.00	06/19/20	$(2,485)
Zendesk, Inc, Put	11	(6,038)	60.00	05/15/20	(1,980)
Zscaler, Inc, Put	13	(3,613)	40.00	05/15/20	(3,283)
Zscaler, Inc, Put	13	(8,306)	47.50	05/15/20	(7,800)
Total	641	$(262,404)			$(156,083)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

BANKS - 16.7%
86,300		Bank of America Corp	$3,039,486
32,000		Citigroup, Inc	2,556,480
28,400		JPMorgan Chase & Co	3,958,960
4,450		PNC Financial Services Group, Inc	710,354
15,000		US Bancorp	889,350
26,550		Wells Fargo & Co	1,428,390

		TOTAL BANKS	12,583,020

CAPITAL GOODS - 9.7%
4,980		Allegion plc	620,210
5,800		Deere & Co	1,004,908
6,093		Dover Corp	702,279
6,000		Eaton Corp	568,320
35,000		General Electric Co	390,600
7,000		Honeywell International, Inc	1,239,000
7,200		Ingersoll-Rand plc	957,024
16,365		Masco Corp	785,356
3,506		Parker-Hannifin Corp	721,605
1,865		Stanley Black & Decker, Inc	309,105

		TOTAL CAPITAL GOODS	7,298,407

CONSUMER DURABLES & APPAREL - 1.1%
223	*	NVR, Inc	849,275

		TOTAL CONSUMER DURABLES & APPAREL	849,275

CONSUMER SERVICES - 0.8%
3,050		McDonald’s Corp	602,711

		TOTAL CONSUMER SERVICES	602,711

DIVERSIFIED FINANCIALS - 2.6%
6,250		American Express Co	778,063
5,300		Goldman Sachs Group, Inc	1,218,629

		TOTAL DIVERSIFIED FINANCIALS	1,996,692

ENERGY - 6.9%
15,000		Chevron Corp	1,807,650
7,000		ConocoPhillips	455,210
5,300		Diamondback Energy, Inc	492,158
10,050		EOG Resources, Inc	841,788
10,400		Exxon Mobil Corp	725,712
8,800		Valero Energy Corp	824,120

		TOTAL ENERGY	5,146,638

FOOD & STAPLES RETAILING - 1.3%
8,500		Walmart, Inc	1,010,140

		TOTAL FOOD & STAPLES RETAILING	1,010,140

FOOD, BEVERAGE & TOBACCO - 2.4%
15,000		Mondelez International, Inc	826,200
11,500		Philip Morris International, Inc	978,535

		TOTAL FOOD, BEVERAGE & TOBACCO	1,804,735

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 7.2%
2,600		Abbott Laboratories	$225,836
2,750		Anthem, Inc	830,582
3,650		Cigna Corp	746,389
10,000		CVS Health Corp	742,900
3,400		HCA Healthcare, Inc	502,554
6,300		Medtronic plc	714,735
2,010		UnitedHealth Group, Inc	590,900
6,625		Zimmer Biomet Holdings, Inc	991,630

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,345,526

HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
16,300		Procter & Gamble Co	2,035,870

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,035,870

INSURANCE - 6.6%
19,411		American International Group, Inc	996,367
6,248	*	Berkshire Hathaway, Inc (Class B)	1,415,172
6,600		Chubb Ltd	1,027,356
9,700		Lincoln National Corp	572,397
4,360		Marsh & McLennan Cos, Inc	485,747
5,600		Prudential Financial, Inc	524,944

		TOTAL INSURANCE	5,021,983

MATERIALS - 3.9%
9,200		Ball Corp	594,964
15,500		Corteva, Inc	458,180
11,200	*	Crown Holdings, Inc	812,448
5,600		DuPont de Nemours, Inc	359,520
5,100		PPG Industries, Inc	680,799

		TOTAL MATERIALS	2,905,911

MEDIA & ENTERTAINMENT - 4.4%
34,500		Comcast Corp (Class A)	1,551,465
12,000		Walt Disney Co	1,735,560

		TOTAL MEDIA & ENTERTAINMENT	3,287,025

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.5%
1,900		Amgen, Inc	458,033
11,000		Bristol-Myers Squibb Co	706,090
8,300		Gilead Sciences, Inc	539,334
1,300	*	Jazz Pharmaceuticals plc	194,064
15,450		Johnson & Johnson	2,253,691
8,100		Merck & Co, Inc	736,695
39,000		Pfizer, Inc	1,528,020

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	6,415,927

REAL ESTATE - 2.1%
2,245		AvalonBay Communities, Inc	470,776
3,200		Boston Properties, Inc	441,152
7,300		Prologis, Inc	650,722

		TOTAL REAL ESTATE	1,562,650

RETAILING - 1.6%
5,450		Home Depot, Inc	1,190,171

		TOTAL RETAILING	1,190,171

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES	COMPANY			VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
5,000	Analog Devices, Inc			$594,200
13,250	Applied Materials, Inc			808,780
22,800	Intel Corp			1,364,580
11,000 *	Micron Technology, Inc			591,580
3,925	NXP Semiconductors NV			499,495

	TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			3,858,635

SOFTWARE & SERVICES - 3.2%
4,297	Accenture plc			904,819
7,360	Microsoft Corp			1,160,672
6,725	Oracle Corp			356,291

	TOTAL SOFTWARE & SERVICES			2,421,782

TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
16,700	Cisco Systems, Inc			800,932
7,750	TE Connectivity Ltd			742,760

	TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,543,692

TELECOMMUNICATION SERVICES - 3.4%
21,500	AT&T, Inc			840,220
28,300	Verizon Communications, Inc			1,737,620

	TOTAL TELECOMMUNICATION SERVICES			2,577,840

TRANSPORTATION - 1.8%
5,000	CSX Corp			361,800
5,200	Union Pacific Corp			940,108

	TOTAL TRANSPORTATION			1,301,908

UTILITIES - 4.8%
6,932	American Electric Power Co, Inc			655,143
5,600	Entergy Corp			670,880
18,100	FirstEnergy Corp			879,660
4,050	NextEra Energy, Inc			980,748
2,880	Sempra Energy			436,263

	TOTAL UTILITIES			3,622,694

	TOTAL COMMON STOCKS			74,383,232

	(Cost $57,036,941)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.2%

GOVERNMENT AGENCY DEBT - 1.2%
$870,000	Federal Home Loan Bank (FHLB)	1.150%	01/02/20	870,000

	TOTAL GOVERNMENT AGENCY DEBT			870,000

	TOTAL SHORT-TERM INVESTMENTS			870,000

	(Cost $869,972)
	TOTAL INVESTMENTS - 100.2%			75,253,232
	(Cost $57,906,913)
	OTHER ASSETS & LIABILITIES, NET - (0.2)%			(152,197)

	NET ASSETS - 100.0%			$75,101,035

*	Non-income producing

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

DIVERSIFIED REITS - 3.9%
65,000		Colony Capital, Inc	$308,750
30,000		Essential Properties Realty Trust, Inc	744,300
12,000		iShares Dow Jones US Real Estate Index Fund	1,116,960
30,000		STORE Capital Corp	1,117,200

		TOTAL DIVERSIFIED REITS	3,287,210

HEALTH CARE REITS - 7.3%
65,000		Healthpeak Properties Inc	2,240,550
20,000		Sabra Healthcare REIT, Inc	426,800
15,000		Ventas, Inc	866,100
33,000		Welltower, Inc	2,698,740

		TOTAL HEALTH CARE REITS	6,232,190

HOTEL & RESORT REITS - 2.4%
83,000		Host Hotels and Resorts, Inc	1,539,650
15,000		MGM Growth Properties LLC	464,550

		TOTAL HOTEL & RESORT REITS	2,004,200

INDUSTRIAL REITS - 12.8%
35,000		Americold Realty Trust	1,227,100
25,000		Duke Realty Corp	866,750
6,000		EastGroup Properties, Inc	796,020
52,500		Prologis, Inc	4,679,850
46,000		Rexford Industrial Realty, Inc	2,100,820
22,000		Terreno Realty Corp	1,191,080

		TOTAL INDUSTRIAL REITS	10,861,620

INTERNET SERVICES & INFRASTRUCTURE - 1.8%
24,600	*	GDS Holdings Ltd (ADR)	1,268,868
40,000	*	Megaport Ltd	301,084

		TOTAL INTERNET SERVICES & INFRASTRUCTURE	1,569,952

MORTGAGE REITS - 0.9%
30,000		Starwood Property Trust, Inc	745,800

		TOTAL MORTGAGE REITS	745,800

OFFICE REITS - 9.5%
15,000		Alexandria Real Estate Equities, Inc	2,423,700
11,000		Boston Properties, Inc	1,516,460
42,500		Hudson Pacific Properties	1,600,125
12,000		Kilroy Realty Corp	1,006,800
17,000		SL Green Realty Corp	1,561,960

		TOTAL OFFICE REITS	8,109,045

OTHER DIVERSIFIED FINANCIAL SERVICES - 1.7%
16,000		Vanguard REIT ETF	1,484,640

		TOTAL OTHER DIVERSIFIED FINANCIAL SERVICES	1,484,640

RESIDENTIAL REITS - 20.2%
30,000		American Homes 4 Rent	786,300
12,000		AvalonBay Communities, Inc	2,516,400

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES	COMPANY			VALUE

38,000	Equity Lifestyle Properties, Inc			$2,674,820
32,000	Equity Residential			2,589,440
6,500	Essex Property Trust, Inc			1,955,590
75,000	Invitation Homes, Inc			2,247,750
13,000	Mid-America Apartment Communities, Inc			1,714,180
18,000	Sun Communities, Inc			2,701,800

	TOTAL RESIDENTIAL REITS			17,186,280

RETAIL REITS - 10.0%
12,000	Agree Realty Corp			842,040
8,000	Federal Realty Investment Trust			1,029,840
18,000	Realty Income Corp			1,325,340
20,000	Regency Centers Corp			1,261,800
20,000	Simon Property Group, Inc			2,979,200
65,000	SITE Centers Corp			911,300
4,000	Taubman Centers, Inc			124,360

	TOTAL RETAIL REITS			8,473,880

SPECIALIZED REITS - 28.3%
31,000	American Tower Corp			7,124,420
23,000	Crown Castle International Corp			3,269,450
5,000	CyrusOne, Inc			327,150
6,000	Digital Realty Trust, Inc			718,440
6,500	Equinix, Inc			3,794,050
13,000	Extra Space Storage, Inc			1,373,060
22,000	Gaming and Leisure Properties, Inc			947,100
7,000	Public Storage, Inc			1,490,720
16,000	QTS Realty Trust, Inc			868,320
8,000	SBA Communications Corp			1,927,920
18,000	Uniti Group, Inc			147,780
45,000	VICI Properties, Inc			1,149,750
30,000	Weyerhaeuser Co			906,000

	TOTAL SPECIALIZED REITS			24,044,160

	TOTAL COMMON STOCKS			83,998,977

	(Cost $55,623,307)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 1.6%
$1,360,000	Federal Home Loan Bank (FHLB)	1.150%	01/02/20	1,360,000

	TOTAL GOVERNMENT AGENCY DEBT			1,360,000

	TOTAL SHORT-TERM INVESTMENTS			1,360,000

	(Cost $1,359,956)
	TOTAL INVESTMENTS - 100.4%			85,358,977
	(Cost $56,983,263)
	OTHER ASSETS & LIABILITIES, NET - (0.4)%			(382,227)

	NET ASSETS - 100.0%			$84,976,750

Abbreviation(s):

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

BANKS - 12.1%
1,260		Amalgamated Bank	$24,507
3,676	*	Axos Financial, Inc	111,309
7,542		Bank of NT Butterfield & Son Ltd	279,205
380		Bryn Mawr Bank Corp	15,671
15,088		Cadence BanCorp	273,546
360		Carolina Financial Corp	15,563
9,344		Cathay General Bancorp	355,539
460		Civista Bancshares, Inc	11,040
2,322		ConnectOne Bancorp, Inc	59,722
4,663	*	Customers Bancorp, Inc	111,026
4,226		Eagle Bancorp, Inc	205,510
396		Enterprise Financial Services Corp	19,091
9,531		Essent Group Ltd	495,517
2,324		Federal Agricultural Mortgage Corp (Class C)	194,054
190		Financial Institutions, Inc	6,099
1,772		First Bancorp (NC)	70,721
5,137		First Commonwealth Financial Corp	74,538
900		First Defiance Financial Corp	28,341
1,065		First Merchants Corp	44,293
2,890		First Midwest Bancorp, Inc	66,643
4,909		Flagstar Bancorp, Inc	187,769
230		Great Southern Bancorp, Inc	14,564
3,779		Great Western Bancorp, Inc	131,283
3,030		Heritage Commerce Corp	38,875
7,526		Hilltop Holdings, Inc	187,623
1,680		Horizon Bancorp	31,920
4,964		IBERIABANK Corp	371,456
1,804		Independent Bank Corp (MI)	40,861
2,949		Lakeland Bancorp, Inc	51,254
5,837		Meta Financial Group, Inc	213,109
640		Midland States Bancorp, Inc	18,534
10,936	*	Mr Cooper Group, Inc	136,809
8,229	*	NMI Holdings, Inc	273,038
2,335		OceanFirst Financial Corp	59,636
12,995		OFG Bancorp	306,812
1,220		Old Second Bancorp, Inc	16,433
10		Peapack Gladstone Financial Corp	309
5,423		PennyMac Financial Services, Inc	184,599
1,090		Peoples Bancorp, Inc	37,779
884		QCR Holdings, Inc	38,772
18,577		Radian Group, Inc	467,397
2,505		Sandy Spring Bancorp, Inc	94,889
3,948		Simmons First National Corp (Class A)	105,767
3,260	*	The Bancorp, Inc	42,282
13,743		United Community Banks, Inc	424,384
820		United Community Financial Corp	9,561
2,265		Univest Financial Corp	60,657
6,697		Walker & Dunlop, Inc	433,162
1,853		WSFS Financial Corp	81,514

		TOTAL BANKS	6,522,983

CAPITAL GOODS - 10.8%
1,007		AAR Corp	45,416
5,232		Advanced Drainage Systems, Inc	203,211

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,116	*	Aerojet Rocketdyne Holdings, Inc	$50,956
5,945		Arcosa, Inc	264,850
10,568	*	Atkore International Group, Inc	427,581
2,546		AZZ, Inc	116,989
7,787	*	BMC Stock Holdings, Inc	223,409
12,558	*	Builders FirstSource, Inc	319,099
1,659		Columbus McKinnon Corp	66,410
8,331		Comfort Systems USA, Inc	415,300
1,288		CSW Industrials, Inc	99,176
1,679		Douglas Dynamics, Inc	92,345
881	*	Ducommun, Inc	44,517
1,266	*	DXP Enterprises, Inc	50,399
4,480		EMCOR Group, Inc	386,624
1,444		Encore Wire Corp	82,886
2,117		EnPro Industries, Inc	141,585
1,411		ESCO Technologies, Inc	130,517
6,710	*	Evoqua Water Technologies Corp	127,154
4,301		Federal Signal Corp	138,707
4,434	*	Foundation Building Materials, Inc	85,798
2,729	*	Gibraltar Industries, Inc	137,651
9,233	*	GMS, Inc	250,030
8,530	*	Great Lakes Dredge & Dock Corp	96,645
3,584	*	Harsco Corp	82,468
162		Kadant, Inc	17,065
850		Kaman Corp	56,032
250	*	Lawson Products, Inc	13,025
5,516	*	Mastec, Inc	353,907
3,489		Moog, Inc (Class A)	297,716
3,002		Mueller Industries, Inc	95,313
5,228	*	Parsons Corp	215,812
8,960	*	PGT, Inc	133,594
820		Powell Industries, Inc	40,172
7,265	*	Rexnord Corp	236,984
1,720	*	SPX Corp	87,514
390	*	Titan Machinery, Inc	5,764
1,503	*	Trimas Corp	47,209
1,418	*	Vectrus, Inc	72,687
2,570		Wabash National Corp	37,753

		TOTAL CAPITAL GOODS	5,790,270

COMMERCIAL & PROFESSIONAL SERVICES - 3.0%
512		Barrett Business Services, Inc	46,316
3,973	*	CBIZ, Inc	107,112
996		CRA International, Inc	54,252
1,290		Ennis, Inc	27,928
6,273		Exponent, Inc	432,900
640	*	Franklin Covey Co	20,627
2,483		Heidrick & Struggles International, Inc	80,697
1,098		Kforce, Inc	43,591
2,099		Kimball International, Inc (Class B)	43,386
400		McGrath RentCorp	30,616
5,236		Tetra Tech, Inc	451,134
4,380	*	TriNet Group, Inc	247,952

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,586,511

CONSUMER DURABLES & APPAREL - 2.8%
1,010		Acushnet Holdings Corp	32,825
2,386	*	Century Communities, Inc	65,257
7,690	*	CROCS, Inc	322,134
6,344	*	G-III Apparel Group Ltd	212,524
1,226	*	Installed Building Products, Inc	84,435
530		Johnson Outdoors, Inc	40,651

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,944	*	Skyline Champion Corp	$188,425
13,975	*	Sonos, Inc	218,289
6,778		Steven Madden Ltd	291,522
1,123	*	Taylor Morrison Home Corp	24,549

		TOTAL CONSUMER DURABLES & APPAREL	1,480,611

CONSUMER SERVICES - 2.9%
6,406	*	Adtalem Global Education, Inc	224,018
2,240	*	American Public Education, Inc	61,354
4,010		BBX Capital Corp	19,128
900		Carriage Services, Inc	23,040
2,836	*	Chegg, Inc	107,513
1,162		Collectors Universe	26,784
1,160	*	Habit Restaurants, Inc	12,099
4,010	*	Houghton Mifflin Harcourt Co	25,062
4,669	*	K12, Inc	95,014
2,500	*	Lindblad Expeditions Holdings, Inc	40,875
9,759	*	Perdoceo Education Corp	179,468
5,105	*	PlayAGS, Inc	61,924
3,430	*	Scientific Games Corp (Class A)	91,855
2,330	*	Select Interior Concepts Inc	20,947
685		Strategic Education, Inc	108,846
4,151		Texas Roadhouse, Inc (Class A)	233,784
6,520	*	WW International Inc	249,129

		TOTAL CONSUMER SERVICES	1,580,840

DIVERSIFIED FINANCIALS - 3.8%
5,865	e	Arlington Asset Investment Corp (Class A)	32,668
6,578	*	Blucora, Inc	171,949
11,018		Brightsphere Investment Group, Inc	112,604
1,390		Cherry Hill Mortgage Investment Corp	20,280
4,833	*	Cowen Group, Inc	76,120
1,707	*	Curo Group Holdings Corp	20,791
4,557	*,e	Encore Capital Group, Inc	161,135
4,460	*	Enova International, Inc	107,308
8,360	*	Ezcorp, Inc (Class A)	57,015
14,838		FGL Holdings	158,025
4,000		iShares Russell 2000 Index Fund	662,680
2,888		Sculptor Capital Management, Inc	63,825
6,462		Stifel Financial Corp	391,920
261		Virtus Investment Partners, Inc	31,769

		TOTAL DIVERSIFIED FINANCIALS	2,068,089

ENERGY - 4.3%
10,123		Berry PetroleumCo LLC	95,460
2,070		Brigham Minerals, Inc	44,381
5,281		Delek US Holdings, Inc	177,072
5,356	*	Dorian LPG Ltd	82,911
2,180		Evolution PetroleumCorp	11,925
5,269	*	Exterran Corp	41,256
3,440	e	Falcon Minerals Corp	24,287
10,721		Green Plains Inc	165,425
3,870		Liberty Oilfield Services, Inc	43,034
2,832	*	Matrix Service Co	64,796
1,170	*	Natural Gas Services Group, Inc	14,344
43,863	*	NexTier Oilfield Solutions, Inc	293,882
6,185	*	Par Pacific Holdings, Inc	143,739
1,460		Peabody Energy Corp	13,315
22,167	*	ProPetro Holding Corp	249,379
10,725	*,e	Renewable Energy Group, Inc	289,039
9,174	*	SandRidge Energy, Inc	38,898

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,962	*	Talos Energy, Inc	$119,454
11,268	*,e	Tellurian, Inc	82,031
6,856		World Fuel Services Corp	297,687

		TOTAL ENERGY	2,292,315

FOOD & STAPLES RETAILING - 1.0%
4,322		Andersons, Inc	109,260
2,183		Natural Grocers by Vitamin C	21,547
7,594	*	Performance Food Group Co	390,939

		TOTAL FOOD & STAPLES RETAILING	521,746

FOOD, BEVERAGE & TOBACCO - 2.2%
1,125	*	Boston Beer Co, Inc (Class A)	425,081
1,974		Calavo Growers, Inc	178,825
130		Coca-Cola Consolidated Inc	36,927
8,262	*	Hostess Brands, Inc	120,129
1,065		Lancaster Colony Corp	170,507
531	*,e	Pyxus International, Inc	4,747
9,404	*	Simply Good Foods Co	268,390

		TOTAL FOOD, BEVERAGE & TOBACCO	1,204,606

HEALTH CARE EQUIPMENT & SERVICES - 6.6%
4,275	*	Angiodynamics, Inc	68,443
3,081		Conmed Corp	344,548
1,260	*	Cross Country Healthcare, Inc	14,641
3,740	*	Hanger Inc	103,261
2,284	*	HealthStream, Inc	62,125
12,098	*	HMS Holdings Corp	358,101
7,475	*	Inovalon Holdings, Inc	140,680
4,934	*	Integer Holding Corp	396,842
741	*,e	iRadimed Corp	17,325
8,561	*	Lantheus Holdings, Inc	175,586
1,584	*	LivaNova plc	119,481
2,590		Meridian Bioscience, Inc	25,304
7,757	*	Merit Medical Systems, Inc	242,174
1,090	*	Natus Medical, Inc	35,959
5,128	*	NuVasive, Inc	396,599
5,503	*	OraSure Technologies, Inc	44,189
4,175	*	Orthofix Medical Inc	192,802
6,218	*	Pennant Group, Inc	205,629
11,254	*	Select Medical Holdings Corp	262,668
128	*	SurModics, Inc	5,303
666	*	Tandem Diabetes Care, Inc	39,700
5,597	*	Tenet Healthcare Corp	212,854
3,727	*	Triple-S Management Corp (Class B)	68,912

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	3,533,126

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
7,332	*	elf Beauty, Inc	118,265
1,070	*	Lifevantage Corp	16,703
2,191	*	USANA Health Sciences, Inc	172,103

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	307,071

INSURANCE - 1.9%
3,834		American Equity Investment Life Holding Co	114,752
2,895		Amerisafe, Inc	191,157
2,222		Employers Holdings, Inc	92,768
390		FedNat Holding Co	6,486
50,319	*	Genworth Financial, Inc (Class A)	221,404
2,525	*,e	Health Insurance Innovations, Inc	48,707
2,254		Heritage Insurance Holdings, Inc	29,865

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,345		James River Group Holdings Ltd	$96,637
8,052	*	Third Point Reinsurance Ltd	84,707
1,600		United Insurance Holdings Corp	20,176
4,846		Universal Insurance Holdings, Inc	135,640

		TOTAL INSURANCE	1,042,299

MATERIALS - 4.9%
66,779	*	AK Steel Holding Corp	219,703
6,605		Boise Cascade Co	241,281
14,780		Commercial Metals Co	329,150
10,700	*,†	Ferroglobe plc	0
1,340	*	Forterra, Inc	15,490
12,155		Gold Resource Corp	67,339
1,197		Greif, Inc (Class A)	52,907
2,128		Innospec, Inc	220,120
3,154		Materion Corp	187,505
1,570		Myers Industries, Inc	26,188
740		Olympic Steel, Inc	13,261
3,441		PH Glatfelter Co	62,970
8,663		PolyOne Corp	318,712
2,240	*	Ryerson Holding Corp	26,499
3,210		Schnitzer Steel Industries, Inc (Class A)	69,593
2,005		Stepan Co	205,392
13,643	*	Summit Materials, Inc	326,068
5,540		Trinseo S.A.	206,144
1,005	*	US Concrete, Inc	41,868

		TOTAL MATERIALS	2,630,190

MEDIA & ENTERTAINMENT - 2.1%
1,192	*	BaudaxBio, Inc	8,249
440	*,e	Boston Omaha Corp	9,258
2,130	*	Cardlytics, Inc	133,892
5,024	*	Cargurus, Inc	176,744
7,191	*	Imax Corp	146,912
760	*	Liberty Braves Group (Class A)	22,534
2,949	*	Liberty Braves Group (Class C)	87,113
3,584	*	Liberty Latin America Ltd (Class A)	69,171
5,648	*	Liberty TripAdvisor Holdings, Inc	41,513
250	*	Loral Space & Communications, Inc	8,080
940		Scholastic Corp	36,143
2,898	*	TechTarget, Inc	75,638
4,350	*	WideOpenWest, Inc	32,277
7,946	*	Yelp, Inc	276,759

		TOTAL MEDIA & ENTERTAINMENT	1,124,283

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.0%
8,700	*	Acadia Pharmaceuticals, Inc	372,186
6,280	*	Adamas Pharmaceuticals, Inc	23,801
7,670	*	Affimed NV	21,016
17,278	*	Akebia Therapeutics, Inc	109,197
1,660	*	Aldeyra Therapeutics, Inc	9,645
29,948	*	Amicus Therapeutics, Inc	291,694
6,678	*	Amneal Pharmaceuticals, Inc	32,188
1,409	*	Anika Therapeutics, Inc	73,057
83	*	Aprea Therapeutics, Inc	3,809
2,210	*	Arvinas, Inc	90,809
2,930	*	Assembly Biosciences, Inc	59,948
795	*	Audentes Therapeutics, Inc	47,573
15,042	*	BioDelivery Sciences International, Inc	95,065
900	*	Biohaven Pharmaceutical Holding Co Ltd	48,996
7,863	*	CareDx, Inc	169,605
1,741	*	Castle Biosciences, Inc	59,838

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

32,671	*	Catalyst Pharmaceuticals, Inc	$122,516
3,380	*	ChemoCentryx, Inc	133,679
4,610	*	Chiasma, Inc	22,866
5,030	*	Chimerix, Inc	10,211
2,443	*	Coherus Biosciences, Inc	43,986
4,891	*	Concert Pharmaceuticals, Inc	45,119
841	*	Cue Biopharma, Inc	13,351
6,950	*	Cymabay Therapeutics, Inc	13,622
6,775	*	CytomX Therapeutics, Inc	56,300
443	*	Enanta Pharmaceuticals, Inc	27,369
2,324	*	FibroGen, Inc	99,676
11,940	*	Fluidigm Corp	41,551
3,934	*	Halozyme Therapeutics, Inc	69,750
6,910	*	Heron Therapeutics, Inc	162,385
7,530	*	Intellia Therapeutics, Inc	110,465
5,216	*	Intersect ENT, Inc	129,878
16,397	*	Kadmon Holdings, Inc	74,278
1,780	*	Kala Pharmaceuticals, Inc	6,568
3,167	*	Kura Oncology, Inc	43,546
4,485		Luminex Corp	103,873
6,560	*	MacroGenics, Inc	71,373
2,056	*,e	Medicines Co	174,637
7,706	*	Natera, Inc	259,615
7,086	*	NeoGenomics, Inc	207,266
2,050	*,e	NGM Biopharmaceuticals Inc	37,905
2,600	*	Personalis, Inc	28,340
3,450	*	Pfenex, Inc	37,881
5,175		Phibro Animal Health Corp	128,495
2,401	*	Pieris Pharmaceuticals, Inc	8,692
2,702	*	Principia Biopharma, Inc	148,016
1,785	*	Protagonist Therapeutics, Inc	12,584
5,600	*	PTC Therapeutics, Inc	268,968
19,295	*	Puma Biotechnology, Inc	168,831
726	*	QuanterixCorp	17,155
3,504	*	Recro Pharma, Inc	64,228
7,577	*	Retrophin, Inc	107,593
1,395	*	Seres Therapeutics, Inc	4,813
5,961	*	Syneos Health, Inc	354,530
1,520	*,e	Tricida, Inc	57,365
10,414	*	Vanda Pharmaceuticals, Inc	170,894
6,461	*	Vericel Corp	112,421
4,897	*	Voyager Therapeutics, Inc	68,313

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,349,331

REAL ESTATE - 8.8%
4,024		Alexander & Baldwin, Inc	84,343
4,884		American Assets Trust, Inc	224,176
1,510		Armada Hoffler Properties, Inc	27,708
15,829		Ashford Hospitality Trust, Inc	44,163
2,568		Bluerock Residential Growth REIT, Inc	30,944
13,005		CoreCivic, Inc	226,027
24,617		DiamondRock Hospitality Co	272,756
3,871		EastGroup Properties, Inc	513,566
9,878		First Industrial Realty Trust, Inc	410,036
15,246		Geo Group, Inc	253,236
2,064		Global Net Lease, Inc	41,858
7,977		National Storage Affiliates Trust	268,187
16,573		Newmark Group, Inc	222,990
520		NexPoint Residential Trust, Inc	23,400
11,758		Piedmont Office Realty Trust, Inc	261,498
10,609		Preferred Apartment Communities, Inc	141,312
2,701		PS Business Parks, Inc	445,314
2,140		RMR Group, Inc	97,670

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

4,125		Ryman Hospitality Properties	$357,472
2,381		Saul Centers, Inc	125,669
9,476		STAG Industrial, Inc	299,157
11,878		Summit Hotel Properties, Inc	146,574
14,060		Tanger Factory Outlet Centers, Inc	207,104

		TOTAL REAL ESTATE	4,725,160

RETAILING - 4.4%
4,905	*	1-800-FLOWERS.COM, Inc (Class A)	71,123
2,549		Aaron’s, Inc	145,573
10,793	*	BJ’s Wholesale Club Holdings, Inc	245,433
6,308	*,e	Conn’s, Inc	78,156
1,720		Core-Mark Holding Co, Inc	46,767
5,499	*	Funko, Inc	94,363
52,480	*	Groupon, Inc	125,427
6,323	*	Hibbett Sports, Inc	177,297
3,162	*	Hudson Ltd	48,505
13,429		Rent-A-Center, Inc	387,292
3,604	e	Shoe Carnival, Inc	134,357
4,833	*	Sleep Number Corp	237,977
4,805	*	Stamps.com, Inc	401,314
3,996	*	Zumiez, Inc	138,022

		TOTAL RETAILING	2,331,606

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
6,281		Brooks Automation, Inc	263,551
1,905	*	Formfactor, Inc	49,473
1,823	*,e	Impinj, Inc	47,143
3,686	*	Inphi Corp	272,838
18,843	*	Lattice Semiconductor Corp	360,655
11,121	*	NeoPhotonics Corp Ltd	98,087
410		NVE Corp	29,274
1,100	*	PDF Solutions, Inc	18,579
15,726	*	Rambus, Inc	216,625
3,625	*	Ultra Clean Holdings	85,079

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	1,441,304

SOFTWARE & SERVICES - 6.3%
4,860	*	Benefitfocus, Inc	106,628
4,185	*	Bottomline Technologies, Inc	224,316
2,631	*	Envestnet, Inc	183,197
12,081	*	Everi Holdings, Inc	162,248
3,799		Mantech International Corp (Class A)	303,464
4,748		NIC, Inc	106,118
12,497		Perspecta, Inc	330,421
4,768		Progress Software Corp	198,110
1,065	*	Rapid7, Inc	59,661
2,235		Science Applications International Corp	194,490
5,147	*	SPS Commerce, Inc	285,247
13,896	*	SVMK, Inc	248,321
13,486	*	Telaria, Inc	118,812
3,656	*	Tenable Holdings, Inc	87,598
5,208	*	Upland Software, Inc	185,978
7,482	*	Verint Systems, Inc	414,203
4,588	*	Workiva, Inc	192,925

		TOTAL SOFTWARE & SERVICES	3,401,737

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
2,294	*	Agilysys, Inc	58,290
1,350	*	Anixter International, Inc	124,335
1,870	*	CalAmp Corp	17,915

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,396		Comtech Telecommunications Corp	$85,034
19,762	*	Extreme Networks, Inc	145,646
5,333	*	Insight Enterprises, Inc	374,857
829	*	OSI Systems, Inc	83,513
4,950	*	Ribbon Communications, Inc	15,345
8,141	*	Sanmina Corp	278,748
4,236	*	TTM Technologies, Inc	63,752
16,110		Vishay Intertechnology, Inc	342,982
816	*	Vishay Precision Group, Inc	27,744

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,618,161

TELECOMMUNICATION SERVICES - 0.2%
8,852	*	Intelsat S.A.	62,229
1,220	*	Ooma, Inc	16,141
1,970		Spok Holdings, Inc	24,093

		TOTAL TELECOMMUNICATION SERVICES	102,463

TRANSPORTATION - 1.4%
4,198		ArcBest Corp	115,865
5,100	*	Daseke, Inc	16,116
2,271		Forward Air Corp	158,857
6,003		Heartland Express, Inc	126,363
4,311	*	Hub Group, Inc (Class A)	221,111
3,604		Marten Transport Ltd	77,450
5,460	*	Radiant Logistics, Inc	30,412
80		Universal Logistics Holdings Inc	1,517

		TOTAL TRANSPORTATION	747,691

UTILITIES - 2.9%
5,939		Avista Corp	285,606
1,438		Black Hills Corp	112,941
3,847		Clearway Energy, Inc (Class A)	73,555
9,203	d	Portland General Electric Co	513,435
2,797		Southwest Gas Holdings Inc	212,488
3,377		Spire, Inc	281,338
989		Unitil Corp	61,140

		TOTAL UTILITIES	1,540,503

		TOTAL COMMON STOCKS	52,942,896

		(Cost $46,940,750)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.1%

GOVERNMENT AGENCY DEBT - 1.2%
$660,000		Federal Home Loan Bank (FHLB)	1.150%	01/02/20	660,000

		TOTAL GOVERNMENT AGENCY DEBT			660,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.9%
996,112	c	State Street Navigator Securities Lending Government Money Market Portfolio			996,112

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			996,112

		TOTAL SHORT-TERM INVESTMENTS			1,656,112

		(Cost $1,656,091)
		TOTAL INVESTMENTS - 101.9%			54,599,008
		(Cost $48,596,841)
		OTHER ASSETS & LIABILITIES, NET - (1.9)%			(990,320)

		NET ASSETS - 100.0%			$53,608,688

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,083,107.

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	7	03/20/20	$584,570	$584,710	$140

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.5%
806		Aptiv plc	$76,546
114		BorgWarner, Inc	4,945
352	*	Cooper-Standard Holding, Inc	11,672
1,191		Harley-Davidson, Inc	44,293
292	*	Modine Manufacturing Co	2,248
509		Tenneco, Inc	6,668
574	*	Tesla, Inc	240,122

		TOTAL AUTOMOBILES & COMPONENTS	386,494

BANKS - 5.2%
242		Ameris Bancorp	10,295
885		Associated Banc-Corp	19,505
564		Bank OZK	17,205
190		Berkshire Hills Bancorp, Inc	6,247
126		Camden National Corp	5,804
9,339		Citigroup, Inc	746,093
6,275		Citizens Financial Group, Inc	254,828
1,798		Comerica, Inc	129,006
140		Commerce Bancshares, Inc	9,512
69		Cullen/Frost Bankers, Inc	6,747
710	*	Customers Bancorp, Inc	16,905
246		Federal Agricultural Mortgage Corp (Class C)	20,541
3,563		Fifth Third Bancorp	109,527
212		First Financial Corp	9,693
505		First Republic Bank	59,312
278		Hanmi Financial Corp	5,559
244		Heritage Financial Corp	6,905
577	*	HomeStreet, Inc	19,618
251		HomeTrust Bancshares, Inc	6,734
2,560		Huntington Bancshares, Inc	38,605
9,614		Keycorp	194,587
329		Live Oak Bancshares, Inc	6,254
1,407		M&T Bank Corp	238,838
528		MGIC Investment Corp	7,482
674		New York Community Bancorp, Inc	8,101
479		Northfield Bancorp, Inc	8,124
643		OFG Bancorp	15,181
145		Old National Bancorp	2,652
417		Opus Bank	10,788
199		PacWest Bancorp	7,616
189		People’s United Financial, Inc	3,194
574		Pinnacle Financial Partners, Inc	36,736
3,111		PNC Financial Services Group, Inc	496,609
10,924		Regions Financial Corp	187,456
25		Signature Bank	3,415
130		Stock Yards Bancorp, Inc	5,338
253	*	SVB Financial Group	63,513
561		TFS Financial Corp	11,040
567	*	The Bancorp, Inc	7,354
538	*	Tristate Capital Holdings, Inc	14,053
5,176		Truist Financial Corp	291,512
50		UMB Financial Corp	3,432
102		United Bankshares, Inc	3,943
8,815		US Bancorp	522,641

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

107		Webster Financial Corp	$5,709
49		Westamerica Bancorporation	3,321
110		Western Alliance Bancorp	6,270
354		Zions Bancorporation	18,380

		TOTAL BANKS	3,682,180

CAPITAL GOODS - 7.0%
3,017		3M Co	532,259
232		Aircastle Ltd	7,426
224		Argan, Inc	8,991
518	*	Astronics Corp	14,478
887	*	Axon Enterprise, Inc	64,999
999		Barnes Group, Inc	61,898
1,750		Briggs & Stratton Corp	11,655
716	*	Builders FirstSource, Inc	18,194
208		Carlisle Cos, Inc	33,663
2,779		Caterpillar, Inc	410,403
586		Cummins, Inc	104,871
1,006		Curtiss-Wright Corp	141,735
1,461		Deere & Co	253,133
89		Dover Corp	10,258
2,632		Eaton Corp	249,303
2,033		Fastenal Co	75,119
1,380		Fortive Corp	105,418
1,015		HEICO Corp	115,862
1,880		HEICO Corp (Class A)	168,316
407	*	Herc Holdings, Inc	19,919
1,120		Hexcel Corp	82,107
2,463		Illinois Tool Works, Inc	442,429
1,052		Ingersoll-Rand plc	139,832
4,469		Johnson Controls International plc	181,933
529	*	Lydall, Inc	10,855
2,644		Masco Corp	126,886
1,233	*	Mercury Systems, Inc	85,213
302		Moog, Inc (Class A)	25,770
32		Owens Corning, Inc	2,084
1,438		PACCAR, Inc	113,746
618		Parker-Hannifin Corp	127,197
1,590	*,e	Plug Power, Inc	5,024
1,029		Quanta Services, Inc	41,891
538		Rockwell Automation, Inc	109,036
549		Roper Technologies Inc	194,472
343	*	Sensata Technologies Holding plc	18,477
85		Snap-On, Inc	14,399
2,251		Spirit Aerosystems Holdings, Inc (Class A)	164,053
177		Stanley Black & Decker, Inc	29,336
233	*	Titan Machinery, Inc	3,444
684		TransDigm Group, Inc	383,040
131	*	Trimas Corp	4,115
404	*	United Rentals, Inc	67,375
194		W.W. Grainger, Inc	65,673
1,603	*	Wesco Aircraft Holdings, Inc	17,665
484		Woodward Inc	57,325
433		Xylem, Inc	34,116

		TOTAL CAPITAL GOODS	4,955,393

COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
590		ACCO Brands Corp	5,522
1,130	*	Copart, Inc	102,762
236		Exponent, Inc	16,286
112		Heidrick & Struggles International, Inc	3,640
274	*	Huron Consulting Group, Inc	18,829

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,014	*	IHS Markit Ltd	$302,455
148		Insperity, Inc	12,734
49		Kelly Services, Inc (Class A)	1,107
220		Manpower, Inc	21,362
134	*	Mistras Group, Inc	1,912
390		Quad Graphics, Inc	1,821
138		Resources Connection, Inc	2,254
925		Robert Half International, Inc	58,414
730	*	Team, Inc	11,658
1,832		TransUnion	156,838
37		Verisk Analytics, Inc	5,526
1,922		Waste Management, Inc	219,031

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	942,151

CONSUMER DURABLES & APPAREL - 1.4%
200		Callaway Golf Co	4,240
377	*	Century Communities, Inc	10,311
10		Columbia Sportswear Co	1,002
1,070	*	Fossil Group, Inc	8,432
677	*	Green Brick Partners, Inc	7,772
13		Hasbro, Inc	1,373
121		Hooker Furniture Corp	3,108
200	*,e	iRobot Corp	10,126
159	*	LGI Homes, Inc	11,233
169	*	Lululemon Athletica, Inc	39,152
131	*	Meritage Homes Corp	8,005
255	*	Mohawk Industries, Inc	34,777
200		Movado Group, Inc	4,348
1,435		Newell Brands Inc	27,581
5,527		Nike, Inc (Class B)	559,940
26	*	NVR, Inc	99,019
94		Pulte Homes, Inc	3,647
1,121	*	Under Armour, Inc (Class A)	24,214
1,118		VF Corp	111,420

		TOTAL CONSUMER DURABLES & APPAREL	969,700

CONSUMER SERVICES - 2.2%
461	*	American Public Education, Inc	12,627
1,633		BBX Capital Corp	7,789
407	*	Bright Horizons Family Solutions	61,168
356		Carriage Services, Inc	9,114
168	*	Chipotle Mexican Grill, Inc (Class A)	140,634
390		Choice Hotels International, Inc	40,338
604		Darden Restaurants, Inc	65,842
13		Dine Brands Global Inc.	1,086
37		Domino’s Pizza, Inc	10,870
372	*	El Pollo Loco Holdings, Inc	5,632
228	*	frontdoor, Inc	10,812
28		Graham Holdings Co	17,892
2,198		Hilton Worldwide Holdings, Inc	243,780
2,730	*	Houghton Mifflin Harcourt Co	17,062
216		Marriott Vacations Worldwide Corp	27,812
1,059	*	Norwegian Cruise Line Holdings Ltd	61,856
289	*	Red Robin Gourmet Burgers, Inc	9,543
649	*	Regis Corp	11,598
1,104		Royal Caribbean Cruises Ltd	147,395
1,135		Service Corp International	52,244
564	*	ServiceMaster Global Holdings, Inc	21,804
65		Six Flags Entertainment Corp	2,932
6,477		Starbucks Corp	569,458
123		Vail Resorts, Inc	29,499
129	*	WW International Inc	4,929

		TOTAL CONSUMER SERVICES	1,583,716

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 5.9%
879		Ally Financial, Inc	$26,862
3,689		American Express Co	459,244
452		Ameriprise Financial, Inc	75,294
5,425		Bank of New York Mellon Corp	273,040
721		BlackRock, Inc	362,447
976		Capstead Mortgage Corp	7,730
6,123		Charles Schwab Corp	291,210
819		Chimera Investment Corp	16,839
1,969		CME Group, Inc	395,218
2,812		Discover Financial Services	238,514
139		E*TRADE Financial Corp	6,306
78		Factset Research Systems, Inc	20,927
1,411		Franklin Resources, Inc	36,658
42	*	Green Dot Corp	978
4,785		IntercontinentalExchange Group, Inc	442,852
2,613		Invesco Ltd	46,982
566		Legg Mason, Inc	20,325
604		Moody’s Corp	143,396
8,278		Morgan Stanley	423,171
206		Nasdaq Inc	22,063
1,810		Northern Trust Corp	192,294
1,162	*	On Deck Capital, Inc	4,811
1,726		S&P Global, Inc	471,284
1,925		State Street Corp	152,267
824		T Rowe Price Group, Inc	100,396

		TOTAL DIVERSIFIED FINANCIALS	4,231,108

ENERGY - 4.2%
1,897		Apache Corp	48,544
2,780		Baker Hughes a GE Co	71,251
852	*,e	California Resources Corp	7,694
4,094	*	Callon Petroleum Co	19,774
3,290		Chevron Corp	396,478
311		Cimarex Energy Co	16,324
7,458		ConocoPhillips	484,994
170		Delek US Holdings, Inc	5,700
10,026	*	Denbury Resources, Inc	14,137
2,603		Devon Energy Corp	67,600
1,146		EQT Corp	12,491
374	*	Exterran Corp	2,928
1,076		Green Plains Inc	16,603
2,260	*	Gulfport Energy Corp	6,870
1,059	*	Helix Energy Solutions Group, Inc	10,198
1,187		Hess Corp	79,303
19,566		Kinder Morgan, Inc	414,212
3,737	*	Laredo Petroleum Holdings, Inc	10,725
4,938		Marathon Oil Corp	67,058
41	*	Matrix Service Co	938
530		National Oilwell Varco, Inc	13,277
555	*	Newpark Resources, Inc	3,480
2,757		Noble Energy, Inc	68,484
8,862	*	Oasis Petroleum, Inc	28,890
4	*	Oceaneering International, Inc	60
2,382		ONEOK, Inc	180,246
568		Parsley Energy, Inc	10,741
239		PBF Energy, Inc	7,497
423	*	PDC Energy, Inc	11,070
3,363		QEP Resources Inc	15,134
2,448	e	Range Resources Corp	11,873
679	*	Renewable Energy Group, Inc	18,299
9,579		Schlumberger Ltd	385,076
63	*	Select Energy Services, Inc	585

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,804		SM Energy Co	$31,517
2,403	*	Southwestern Energy Co	5,815
243	*	Tidewater, Inc	4,685
259		US Silica Holdings, Inc	1,593
3,103		Valero Energy Corp	290,596
4,920		Williams Cos, Inc	116,702

		TOTAL ENERGY	2,959,442

FOOD & STAPLES RETAILING - 0.6%
570		Casey’s General Stores, Inc	90,624
467	*	Chefs’ Warehouse Holdings, Inc	17,797
465		Pricesmart, Inc	33,024
877		SpartanNash Co	12,489
2,543	*	Sprouts Farmers Market, Inc	49,207
1,513	*	United Natural Foods, Inc	13,254
5,269	*	US Foods Holding Corp	220,719
272		Weis Markets, Inc	11,013

		TOTAL FOOD & STAPLES RETAILING	448,127

FOOD, BEVERAGE & TOBACCO - 3.2%
546		Bunge Ltd	31,422
1,318		Campbell Soup Co	65,136
14,318		Coca-Cola Co	792,502
146	*	Farmer Bros Co	2,199
451		Fresh Del Monte Produce, Inc	15,776
4,152		General Mills, Inc	222,381
2,758		Hormel Foods Corp	124,413
1,963		Kellogg Co	135,761
459		McCormick & Co, Inc	77,906
5,463		PepsiCo, Inc	746,628
42	*	TreeHouse Foods, Inc	2,037

		TOTAL FOOD, BEVERAGE & TOBACCO	2,216,161

HEALTH CARE EQUIPMENT & SERVICES - 6.1%
309	*	Abiomed, Inc	52,712
614	*	Align Technology, Inc	171,331
1,276	*	Allscripts Healthcare Solutions, Inc	12,524
1,405	*	Angiodynamics, Inc	22,494
2,703	*	Antares Pharma, Inc	12,704
539	*	AtriCure, Inc	17,523
363	*	Axonics Modulation Technologies, Inc	10,059
379	*	Bio Telemetry, Inc	17,548
2,232		Cardinal Health, Inc	112,895
287	*	Cardiovascular Systems, Inc	13,945
3,849		Cerner Corp	282,478
2,383	*	Cerus Corp	10,056
914		Cigna Corp	186,904
389		Computer Programs & Systems, Inc	10,270
494		Cooper Cos, Inc	158,717
1,654	*	Covetrus, Inc	21,833
3,850		CVS Health Corp	286,016
1,693		Dentsply Sirona, Inc	95,807
1,093	*	Diplomat Pharmacy, Inc	4,372
1,440	*	Edwards Lifesciences Corp	335,938
944	*	GenMark Diagnostics, Inc	4,541
178	*	Glaukos Corp	9,696
414	*	Globus Medical, Inc	24,376
86	*	Haemonetics Corp	9,881
1,608		HCA Healthcare, Inc	237,678
294	*	Henry Schein, Inc	19,616
157	*	Heska Corp	15,063
271		Hill-Rom Holdings, Inc	30,767

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

84	*	HMS Holdings Corp	$2,486
1,250	*	Hologic, Inc	65,262
708		Humana, Inc	259,496
611	*	IDEXX Laboratories, Inc	159,550
257	*	Integer Holding Corp	20,670
661	*	Laboratory Corp of America Holdings	111,821
301		LeMaitre Vascular, Inc	10,821
88	*	LHC Group, Inc	12,123
85	*	LivaNova plc	6,412
1,120		Meridian Bioscience, Inc	10,942
1,266	*	Merit Medical Systems, Inc	39,525
642	*	NextGen Healthcare, Inc	10,317
458	*	Omnicell, Inc	37,428
1,683	*	OraSure Technologies, Inc	13,514
348	*	Orthofix Medical Inc	16,071
137	*,e	Penumbra, Inc	22,505
218	*	Premier, Inc	8,258
290	*	Providence Service Corp	17,162
269		Quest Diagnostics, Inc	28,726
190	*	Quidel Corp	14,256
949		Resmed, Inc	147,067
580	*	Staar Surgical Co	20,399
315		STERIS plc	48,012
391	*	Surgery Partners, Inc	6,121
377	*	Tactile Systems Technology, Inc	25,451
321	*	Tandem Diabetes Care, Inc	19,135
1,003	*,e	Teladoc, Inc	83,971
651	*	Tivity Health, Inc	13,245
255	*	Triple-S Management Corp (Class B)	4,715
2,764		UnitedHealth Group, Inc	812,561
424	*	Varian Medical Systems, Inc	60,212
740	*	Vocera Communications, Inc	15,362
310		West Pharmaceutical Services, Inc	46,602

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	4,357,942

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
5		Clorox Co	767
3,931		Colgate-Palmolive Co	270,610
918		Estee Lauder Cos (Class A)	189,604
834		Kimberly-Clark Corp	114,717
7,972		Procter & Gamble Co	995,703

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,571,401

INSURANCE - 3.7%
1,222		Allstate Corp	137,414
6,846		American International Group, Inc	351,405
472		Aon plc	98,313
3,000		Chubb Ltd	466,980
107		Lincoln National Corp	6,314
2,879		Loews Corp	151,119
3,565		Marsh & McLennan Cos, Inc	397,177
1,003		Principal Financial Group	55,165
4,214		Progressive Corp	305,051
3,633		Prudential Financial, Inc	340,557
2,049		Travelers Cos, Inc	280,611
131		Voya Financial, Inc	7,988

		TOTAL INSURANCE	2,598,094

MATERIALS - 2.8%
140		Aptargroup, Inc	16,187
2,460		Ball Corp	159,088
1,021	*	Century Aluminum Co	7,673

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

295	*	Clearwater Paper Corp	$6,301
568		Commercial Metals Co	12,649
3,383		DuPont de Nemours, Inc	217,189
2,051		Ecolab, Inc	395,823
288		H.B. Fuller Co	14,852
143	e	International Flavors & Fragrances, Inc	18,450
1,804		International Paper Co	83,074
712	*	Kraton Corp	18,028
2,852		Linde plc	607,191
678		Louisiana-Pacific Corp	20,116
281		Minerals Technologies, Inc	16,194
1,894		Mosaic Co	40,986
1,905		Newmont Goldcorp Corp	82,772
3,029		Nucor Corp	170,472
58		Reliance Steel & Aluminum Co	6,946
218		Royal Gold, Inc	26,651
1,968	*	Summit Materials, Inc	47,035
189		Trinseo S.A.	7,033
423	*	US Concrete, Inc	17,622

		TOTAL MATERIALS	1,992,332

MEDIA & ENTERTAINMENT - 6.5%
1,999		Activision Blizzard, Inc	118,781
798	*	Alphabet, Inc (Class A)	1,068,833
808	*	Alphabet, Inc (Class C)	1,080,312
95		Cable One, Inc	141,405
1,401		Cinemark Holdings, Inc	47,424
1,162	*	Clear Channel	3,323
12,957		Comcast Corp (Class A)	582,676
3,506	*,e	Discovery, Inc (Class A)	114,786
5,516	*	Discovery, Inc (Class C)	168,183
719	*	Electronic Arts, Inc	77,300
1,311	*	Gray Television, Inc	28,108
871	*	Imax Corp	17,794
538		John Wiley & Sons, Inc (Class A)	26,104
2,527	*	Liberty Broadband Corp (Class C)	317,770
516		Marcus Corp	16,393
1,010		New York Times Co (Class A)	32,492
4,189		Omnicom Group, Inc	339,393
314	*	Roku, Inc	42,045
195	*	Rosetta Stone, Inc	3,537
198		Scholastic Corp	7,613
1,551		Sirius XM Holdings, Inc	11,090
161	*	Take-Two Interactive Software, Inc	19,711
600		TEGNA, Inc	10,014
1,239		TripAdvisor, Inc	37,641
10,048	*	Twitter, Inc	322,038
402		World Wrestling Entertainment, Inc (Class A)	26,078

		TOTAL MEDIA & ENTERTAINMENT	4,660,844

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
4,202		AbbVie, Inc	372,045
784	*	Acadia Pharmaceuticals, Inc	33,540
157	*	Acceleron Pharma, Inc	8,324
3,162	*	Achillion Pharmaceuticals, Inc	19,067
477	*	Aerie Pharmaceuticals, Inc	11,529
2,144		Agilent Technologies, Inc	182,905
637	*	Agios Pharmaceuticals, Inc	30,417
21	*,e	Akcea Therapeutics, Inc	356
2,060	*	Akorn, Inc	3,090
2,602		Amgen, Inc	627,264
586	*	AnaptysBio, Inc	9,522

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

347	*	Assembly Biosciences, Inc	$7,100
589	*	Atara Biotherapeutics, Inc	9,701
1,565	*	BioCryst Pharmaceuticals, Inc	5,399
804	*	Biogen Inc	238,571
706	*	BioMarin Pharmaceutical, Inc	59,692
585	*	Bluebird Bio, Inc	51,334
10,036		Bristol-Myers Squibb Co	644,211
14	*	Coherus Biosciences, Inc	252
701	*	Collegium Pharmaceutical, Inc	14,427
875	*	Cymabay Therapeutics, Inc	1,715
4,646		Eli Lilly & Co	610,624
70	*	Esperion Thereapeutics, Inc	4,174
438	*	FibroGen, Inc	18,786
453	*,e	Flexion Therapeutics, Inc	9,377
4,716		Gilead Sciences, Inc	306,446
186	*	Halozyme Therapeutics, Inc	3,298
715	*,e	Insmed, Inc	17,074
335	*	Intersect ENT, Inc	8,341
898	*	Intra-Cellular Therapies, Inc	30,810
369	*	Iovance Biotherapeutics, Inc	10,214
820	*	IQVIA Holdings, Inc	126,698
374	*	Jazz Pharmaceuticals plc	55,831
1,407	*	Karyopharm Therapeutics, Inc	26,972
843	*	MacroGenics, Inc	9,172
9,642		Merck & Co, Inc	876,940
80	*	Mettler-Toledo International, Inc	63,462
34	*	Mirati Therapeutics, Inc	4,381
4,856	*,e	Opko Health, Inc	7,138
220	*,e	Optinose, Inc	2,028
506		Perrigo Co plc	26,140
1,704	*	Progenics Pharmaceuticals, Inc	8,673
637	*	Prothena Corp plc	10,084
12	*	Radius Health, Inc	242
109	*	Reata Pharmaceuticals, Inc	22,283
1,002	*	Revance Therapeutics, Inc	16,262
89	*	Sage Therapeutics, Inc	6,425
1,162	*	Sangamo Therapeutics Inc	9,726
2,483	*,e	TherapeuticsMD, Inc	6,009
527	*	Theravance Biopharma, Inc	13,644
60	*	Tricida, Inc	2,264
366	*	Ultragenyx Pharmaceutical, Inc	15,632
1,362	*	Vertex Pharmaceuticals, Inc	298,210
272	*	Waters Corp	63,553
576	*,e	ZIOPHARM Oncology, Inc	2,719
3,517		Zoetis, Inc	465,475

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,489,568

REAL ESTATE - 3.9%
659		Alexandria Real Estate Equities, Inc	106,481
203	*	Altisource Portfolio Solutions S.A.	3,924
455		American Campus Communities, Inc	21,399
2,262		American Tower Corp	519,853
1,054		Boston Properties, Inc	145,304
1,574		CatchMark Timber Trust, Inc	18,054
1,015	*	CBRE Group, Inc	62,209
310		Chatham Lodging Trust	5,685
915		CorePoint Lodging, Inc	9,772
296		Coresite Realty	33,188
566		Cousins Properties, Inc	23,319
321		Diversified Healthcare Trust	2,709
165		Douglas Emmett, Inc	7,244
1,348		Duke Realty Corp	46,735

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

581		Easterly Government Properties, Inc	$13,787
517		Equinix, Inc	301,773
997		First Industrial Realty Trust, Inc	41,386
1,028		Franklin Street Properties Corp	8,800
3,148		Healthpeak Properties Inc	108,512
2,668		Host Hotels and Resorts, Inc	49,491
504	*	Howard Hughes Corp	63,907
1,339		Iron Mountain, Inc	42,674
1,059		iStar Inc	15,366
32		Jones Lang LaSalle, Inc	5,571
14		Kilroy Realty Corp	1,175
562		Kimco Realty Corp	11,639
325		Liberty Property Trust	19,516
402		Office Properties Income Trust	12,920
463		Paramount Group, Inc	6,445
335		Park Hotels & Resorts, Inc	8,666
5,056		Prologis, Inc	450,692
296		QTS Realty Trust, Inc	16,064
147	e	Realogy Holdings Corp	1,423
8		RMR Group, Inc	365
662		SBA Communications Corp	159,535
924		UDR, Inc	43,151
17		Washington REIT	496
3,041		Welltower, Inc	248,693
3,690		Weyerhaeuser Co	111,438

		TOTAL REAL ESTATE	2,749,361

RETAILING - 6.6%
477	*	1-800-FLOWERS.COM, Inc (Class A)	6,916
77		Aaron’s, Inc	4,397
366		Advance Auto Parts, Inc	58,618
944	*	Amazon.com, Inc	1,744,361
821		Best Buy Co, Inc	72,084
862		Big Lots, Inc	24,757
2,569	*	BJ’s Wholesale Club Holdings, Inc	58,419
245	*	Booking Holdings, Inc	503,164
540	*	CarMax, Inc	47,342
1,054		eBay, Inc	38,060
342		Expedia Group Inc	36,984
65	*	Five Below, Inc	8,311
1,276		Gap, Inc	22,560
202	*	Genesco, Inc	9,680
185		Genuine Parts Co	19,652
66		Haverty Furniture Cos, Inc	1,331
364	*	Hibbett Sports, Inc	10,207
3,545		Home Depot, Inc	774,157
119	*,e	Lands’ End, Inc	1,999
1,082	*	LKQ Corp	38,627
3,374		Lowe’s Companies, Inc	404,070
2,208		Macy’s, Inc	37,536
431	*	MarineMax, Inc	7,193
1,637	*	Quotient Technology, Inc	16,141
149	e	Shoe Carnival, Inc	5,555
326		Signet Jewelers Ltd	7,087
2,517		Target Corp	322,705
194		Tiffany & Co	25,928
4,103		TJX Companies, Inc	250,529
202		Tractor Supply Co	18,875
263	*	Ulta Beauty, Inc	66,576
56		Winmark Corp	11,105

		TOTAL RETAILING	4,654,926

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
4,943		Applied Materials, Inc	$301,721
259	*	Cirrus Logic, Inc	21,344
510	*	Cree, Inc	23,536
250	*	First Solar, Inc	13,990
15,563		Intel Corp	931,446
459		Lam Research Corp	134,211
32		NVE Corp	2,285
2,763		NVIDIA Corp	650,134
220	*	Silicon Laboratories, Inc	25,516
4,468		Texas Instruments, Inc	573,200

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,677,383

SOFTWARE & SERVICES - 10.7%
3,092		Accenture plc	651,083
2,152	*	Adobe, Inc	709,751
1,479	*	Autodesk, Inc	271,337
2,640	*	Avaya Holdings Corp	35,640
634	*	Benefitfocus, Inc	13,910
227		Blackbaud, Inc	18,069
1,656	*	Cadence Design Systems, Inc	114,860
4,496	*	Conduent, Inc	27,875
104	*	Coupa Software, Inc	15,210
790		CSG Systems International, Inc	40,906
695	*	ExlService Holdings, Inc	48,275
54	*	Fair Isaac Corp	20,233
4,405		International Business Machines Corp	590,446
1,613		Intuit, Inc	422,493
3,927	*	Limelight Networks, Inc	16,022
1,130		LogMeIn, Inc	96,886
18,849	d	Microsoft Corp	2,972,487
1,157	*	New Relic, Inc	76,026
885	*	Nutanix, Inc	27,665
262	*	OneSpan, Inc	4,485
55	*	Paylocity Holding Corp	6,645
683	*	Perficient, Inc	31,466
353	*	Qualys, Inc	29,430
4,012	*	salesforce.com, Inc	652,512
1,338		Science Applications International Corp	116,433
1,023	*	SPS Commerce, Inc	56,695
948	*	SVMK, Inc	16,941
977	*	Sykes Enterprises, Inc	36,139
2,296	*	Teradata Corp	61,464
696		TiVo Corp	5,902
265		TTEC Holdings, Inc	10,499
614	*	Virtusa Corp	27,833
612	*	VMware, Inc (Class A)	92,896
989	*	WEX, Inc	207,156
406	*	Zendesk, Inc	31,112

		TOTAL SOFTWARE & SERVICES	7,556,782

TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
130	*	Anixter International, Inc	11,973
10,740		Apple, Inc	3,153,801
1,391	*	Arlo Technologies, Inc	5,856
449		AVX Corp	9,191
41		Belden CDT, Inc	2,255
1,330		Benchmark Electronics, Inc	45,699
14,468		Cisco Systems, Inc	693,885
27	*	Coherent, Inc	4,491
413		CTS Corp	12,394
483		Daktronics, Inc	2,941

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,529		Dolby Laboratories, Inc (Class A)	$105,195
44	*	Fabrinet	2,853
257	*	FARO Technologies, Inc	12,940
11,299		Hewlett Packard Enterprise Co	179,202
9,186		HP, Inc	188,772
117	*	Insight Enterprises, Inc	8,224
43		InterDigital, Inc	2,343
99	*	Itron, Inc	8,311
1,058		Kemet Corp	28,619
285	*	Keysight Technologies, Inc	29,250
532	*	Kimball Electronics, Inc	9,337
273		Littelfuse, Inc	52,225
112	*	Lumentum Holdings, Inc	8,882
735		Motorola Solutions, Inc	118,438
1,279		National Instruments Corp	54,153
233	*	Novanta, Inc	20,607
250	*	Plexus Corp	19,235
176	*	Rogers Corp	21,952
160		Synnex Corp	20,608
631	*	Tech Data Corp	90,612
1,213	*	TTM Technologies, Inc	18,256
1,315		Vishay Intertechnology, Inc	27,996

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	4,970,496

TELECOMMUNICATION SERVICES - 1.7%
385	*	Boingo Wireless, Inc	4,216
13,972		CenturyLink, Inc	184,570
554		Cogent Communications Group, Inc	36,459
2,305	*	Iridium Communications, Inc	56,795
2,210	*	ORBCOMM, Inc	9,304
14,484		Verizon Communications, Inc	889,318

		TOTAL TELECOMMUNICATION SERVICES	1,180,662

TRANSPORTATION - 2.0%
43		Amerco, Inc	16,160
251		ArcBest Corp	6,928
208		CH Robinson Worldwide, Inc	16,266
5,073		CSX Corp	367,082
2,878		Delta Air Lines, Inc	168,305
504	*	Hertz Global Holdings, Inc	7,938
33		Kansas City Southern	5,054
1,331		Norfolk Southern Corp	258,387
6		Ryder System, Inc	326
2,608		Southwest Airlines Co	140,780
3,389		United Parcel Service, Inc (Class B)	396,717

		TOTAL TRANSPORTATION	1,383,943

UTILITIES - 3.4%
3,716		American Electric Power Co, Inc	351,199
140		American Water Works Co, Inc	17,199
1,342		Centerpoint Energy, Inc	36,596
2,929		Consolidated Edison, Inc	264,987
1,356		Dominion Energy Inc	112,304
253		DTE Energy Co	32,857
1,995		Eversource Energy	169,715
384		New Jersey Resources Corp	17,115
153		Pattern Energy Group, Inc	4,093
2,655		Public Service Enterprise Group, Inc	156,778
2,696		Sempra Energy	408,390
871		South Jersey Industries, Inc	28,726
7,456		Southern Co	474,947

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY			VALUE

159		UGI Corp			$7,180
1,743		WEC Energy Group, Inc			160,757
2,798		Xcel Energy, Inc			177,645

		TOTAL UTILITIES			2,420,488

		TOTAL COMMON STOCKS			70,638,694

		(Cost $45,880,976)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.6%

GOVERNMENT AGENCY DEBT - 0.4%
$250,000		Federal Home Loan Bank (FHLB)	1.150%	01/02/20	250,000

		TOTAL GOVERNMENT AGENCY DEBT			250,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
149,318	c	State Street Navigator Securities Lending Government Money Market Portfolio			149,318

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			149,318

		TOTAL SHORT-TERM INVESTMENTS			399,318

		(Cost $399,310)
		TOTAL INVESTMENTS - 100.2%			71,038,012
		(Cost $46,280,286)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(148,369)

		NET ASSETS - 100.0%			$70,889,643

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $303,693.

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	1	03/20/20	$157,302	$161,555	$4,253

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 0.7%
1,634	*	Adient plc	$34,722
1,752	*	American Axle & Manufacturing Holdings, Inc	18,852
4,638		Aptiv plc	440,471
3,646		BorgWarner, Inc	158,163
828		Cooper Tire & Rubber Co	23,805
274	*	Cooper-Standard Holding, Inc	9,086
2,264		Dana Inc	41,205
591	*	Dorman Products, Inc	44,751
71,027		Ford Motor Co	660,551
794	*	Fox Factory Holding Corp	55,239
22,922		General Motors Co	838,945
4,530		Gentex Corp	131,279
573	*	Gentherm, Inc	25,435
5,104		Goodyear Tire & Rubber Co	79,393
2,737		Harley-Davidson, Inc	101,789
377		LCI Industries, Inc	40,388
1,077		Lear Corp	147,764
772	*	Modine Manufacturing Co	5,944
292	*	Motorcar Parts of America, Inc	6,433
514		Spartan Motors, Inc	9,293
330		Standard Motor Products, Inc	17,563
449	*	Stoneridge, Inc	13,165
995		Tenneco, Inc	13,034
2,600	*	Tesla, Inc	1,087,658
1,162		Thor Industries, Inc	86,325
496	*	Visteon Corp	42,949
486		Winnebago Industries, Inc	25,748

		TOTAL AUTOMOBILES & COMPONENTS	4,159,950

BANKS - 5.9%
184		1st Constitution Bancorp	4,072
254		1st Source Corp	13,178
95		ACNB Corp	3,593
166	*	Allegiance Bancshares, Inc	6,242
197		Amalgamated Bank	3,832
442	*	Amerant Bancorp Inc	9,631
127		American National Bankshares, Inc	5,025
1,222		Ameris Bancorp	51,984
129		Ames National Corp	3,620
184		Arrow Financial Corp	6,955
2,719		Associated Banc-Corp	59,927
318	*	Atlantic Capital Bancshares, Inc	5,835
1,279		Atlantic Union Bankshares Corp	48,026
945	*	Axos Financial, Inc	28,615
697		Banc of California, Inc	11,974
529		Bancfirst Corp	33,031
1,940		BancorpSouth Bank	60,935
117	e	Bank First Corp	8,191
148,827		Bank of America Corp	5,241,687
254		Bank of Commerce Holdings	2,939
861		Bank of Hawaii Corp	81,933
174		Bank of Marin Bancorp	7,839
1,235		Bank of NT Butterfield & Son Ltd	45,720
130		Bank of Princeton	4,094
2,233		Bank OZK	68,118
487		Bank7 Corp	9,234
238		BankFinancial Corp	3,113

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,888		BankUnited	$69,025
81		Bankwell Financial Group, Inc	2,336
511		Banner Corp	28,917
219		Bar Harbor Bankshares	5,560
163	*	Baycom Corp	3,707
152		BCB Bancorp, Inc	2,096
641		Berkshire Hills Bancorp, Inc	21,076
717		BOK Financial Corp	62,666
1,073		Boston Private Financial Holdings, Inc	12,908
287		Bridge Bancorp, Inc	9,623
385	*	Bridgewater Bancshares, Inc	5,305
1,046		Brookline Bancorp, Inc	17,217
253		Bryn Mawr Bank Corp	10,434
147		Business First Bancshares, Inc	3,665
120	*	Byline Bancorp, Inc	2,348
283		C&F Financial Corp	15,658
2,216		Cadence BanCorp	40,176
59	e	Cambridge Bancorp	4,729
238		Camden National Corp	10,962
693	*	Capital Bancorp, Inc	10,319
156		Capital City Bank Group, Inc	4,758
2,332		Capitol Federal Financial	32,018
128		Capstar Financial Holdings, Inc	2,131
222		Carolina Financial Corp	9,597
419	*	Carter Bank & Trust	9,939
1,496		Cathay General Bancorp	56,923
287		CBTX, Inc	8,931
2,396		Centerstate Banks of Florida, Inc	59,852
470		Central Pacific Financial Corp	13,903
161		Central Valley Community Bancorp	3,489
47		Century Bancorp, Inc	4,228
46		Chemung Financial Corp	1,955
1,706		CIT Group, Inc	77,845
39,910		Citigroup, Inc	3,188,410
167		Citizens & Northern Corp	4,718
8,425		Citizens Financial Group, Inc	342,139
236		City Holding Co	19,340
157		Civista Bancshares, Inc	3,768
226		CNB Financial Corp	7,386
524	*	Coastal Financial Corp	8,630
139		Codorus Valley Bancorp, Inc	3,201
1,129		Columbia Banking System, Inc	45,933
1,682	*	Columbia Financial, Inc	28,493
2,897		Comerica, Inc	207,860
2,031		Commerce Bancshares, Inc	137,986
1,009		Community Bank System, Inc	71,578
1,382		Community Bankers Trust Corp	12,272
61		Community Financial Corp	2,170
238		Community Trust Bancorp, Inc	11,100
422		ConnectOne Bancorp, Inc	10,854
1,101		Cullen/Frost Bankers, Inc	107,656
438	*	Customers Bancorp, Inc	10,429
2,357		CVB Financial Corp	50,864
500		Dime Community Bancshares	10,445
638		Eagle Bancorp, Inc	31,026
2,453		East West Bancorp, Inc	119,461
100	*	Entegra Financial Corp	3,016
147		Enterprise Bancorp, Inc	4,979
347		Enterprise Financial Services Corp	16,729
161	*	Equity Bancshares, Inc	4,970
578	*	Esquire Financial Holdings, Inc	15,068
660		ESSA Bancorp, Inc	11,187
2,039		Essent Group Ltd	106,008
384		Evans Bancorp, Inc	15,398
144		Farmers & Merchants Bancorp, Inc	4,342
378		Farmers National Banc Corp	6,169

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

362		FB Financial Corp	$14,332
139		Federal Agricultural Mortgage Corp (Class C)	11,606
44	e	Fidelity D&D Bancorp, Inc	2,737
12,985		Fifth Third Bancorp	399,159
202		Financial Institutions, Inc	6,484
440		First Bancorp (NC)	17,560
3,399		First Bancorp (Puerto Rico)	35,995
162		First Bancorp, Inc	4,897
130		First Bancshares, Inc	4,618
354		First Bank	3,912
586		First Busey Corp	16,115
266		First Business Financial Services, Inc	7,004
166	e	First Capital Inc	12,118
117		First Choice Bancorp	3,154
132		First Citizens Bancshares, Inc (Class A)	70,252
1,371		First Commonwealth Financial Corp	19,893
242		First Community Bancshares, Inc	7,507
312		First Defiance Financial Corp	9,825
1,990		First Financial Bancorp	50,626
2,288		First Financial Bankshares, Inc	80,309
188		First Financial Corp	8,595
130		First Financial Northwest, Inc	1,942
445		First Foundation, Inc	7,743
70		First Guaranty Bancshares, Inc	1,524
2,293		First Hawaiian, Inc	66,153
5,859		First Horizon National Corp	97,025
85		First Internet Bancorp	2,015
744		First Interstate Bancsystem, Inc	31,188
960		First Merchants Corp	39,926
93		First Mid-Illinois Bancshares, Inc	3,278
1,595		First Midwest Bancorp, Inc	36,781
158		First Northwest Bancorp	2,865
321		First of Long Island Corp	8,051
3,138		First Republic Bank	368,558
610		Flagstar Bancorp, Inc	23,332
358		Flushing Financial Corp	7,735
5,725		FNB Corp	72,707
206		Franklin Financial Network, Inc	7,072
220		Franklin Financial Services Corp	8,512
247		FS Bancorp, Inc	15,756
2,673		Fulton Financial Corp	46,590
325		German American Bancorp, Inc	11,577
1,494		Glacier Bancorp, Inc	68,709
161		Great Southern Bancorp, Inc	10,195
849		Great Western Bancorp, Inc	29,494
45		Greene County Bancorp, Inc	1,296
26		Guaranty Bancshares, Inc	855
1,895		Hancock Whitney Corp	83,153
484		Hanmi Financial Corp	9,678
1,147	*	HarborOne Northeast Bancorp, Inc	12,606
305		Hawthorn Bancshares Inc	7,778
429		Heartland Financial USA, Inc	21,338
553		Heritage Commerce Corp	7,095
460		Heritage Financial Corp	13,018
1,168		Hilltop Holdings, Inc	29,118
22		Hingham Institution for Savings	4,624
89		Home Bancorp, Inc	3,488
2,960		Home Bancshares, Inc	58,194
314	*	HomeStreet, Inc	10,676
265		HomeTrust Bancshares, Inc	7,110
1,956		Hope Bancorp, Inc	29,066
501		Horizon Bancorp	9,519
129	*	Howard Bancorp, Inc	2,178
18,430		Huntington Bancshares, Inc	277,924
909		IBERIABANK Corp	68,020
491		Independent Bank Corp (MA)	40,876

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

308		Independent Bank Corp (MI)	$6,976
488		Independent Bank Group, Inc	27,055
843		International Bancshares Corp	36,308
120		Investar Holding Corp	2,880
4,402		Investors Bancorp, Inc	52,450
57,167		JPMorgan Chase & Co	7,969,079
2,079		Kearny Financial Corp	28,753
17,530		Keycorp	354,807
584		Lakeland Bancorp, Inc	10,150
525		Lakeland Financial Corp	25,688
141		LCNB Corp	2,721
166	*,e	LendingTree, Inc	50,371
85		Level One Bancorp, Inc	2,139
310		Live Oak Bancshares, Inc	5,893
341		Luther Burbank Corp	3,932
2,442		M&T Bank Corp	414,530
400		Macatawa Bank Corp	4,452
489	*	Malvern Bancorp, Inc	11,291
226		Mercantile Bank Corp	8,242
155		Merchants Bancorp	3,055
856		Meridian Bancorp, Inc	17,197
1,054		Meta Financial Group, Inc	38,482
101	*	Metropolitan Bank Holding Corp	4,871
7,025		MGIC Investment Corp	99,544
324		Midland States Bancorp, Inc	9,383
169		MidWestOne Financial Group, Inc	6,123
236	*	MMA Capital Holdings Inc	7,505
1,928	*	Mr Cooper Group, Inc	24,119
101		MutualFirst Financial, Inc	4,007
142		MVB Financial Corp	3,539
535		National Bank Holdings Corp	18,843
109		National Bankshares, Inc	4,897
669		NBT Bancorp, Inc	27,135
8,219		New York Community Bancorp, Inc	98,792
140	*	Nicolet Bankshares, Inc	10,339
1,146	*	NMI Holdings, Inc	38,024
115		Northeast Bank	2,529
643		Northfield Bancorp, Inc	10,905
104		Northrim BanCorp, Inc	3,983
1,947		Northwest Bancshares, Inc	32,379
64		Norwood Financial Corp	2,490
530		Oak Valley Bancorp	10,314
714		OceanFirst Financial Corp	18,236
596		OFG Bancorp	14,072
287		Ohio Valley Banc Corp	11,371
3,054		Old National Bancorp	55,858
432		Old Second Bancorp, Inc	5,819
809		OP Bancorp	8,389
319		Opus Bank	8,253
249		Origin Bancorp, Inc	9,422
111		Orrstown Financial Services, Inc	2,511
1,203	*	Pacific Mercantile Bancorp	9,768
1,118		Pacific Premier Bancorp, Inc	36,452
2,138		PacWest Bancorp	81,821
205		Park National Corp	20,988
649		Parke Bancorp, Inc	16,478
226		PCB Bancorp	3,905
290		PCSB Financial Corp	5,873
259	*	PDL Community Bancorp	3,807
259		Peapack Gladstone Financial Corp	8,003
100		Penns Woods Bancorp, Inc	3,556
316		PennyMac Financial Services, Inc	10,757
365		Peoples Bancorp of North Carolina, Inc	11,990
261		Peoples Bancorp, Inc	9,046
101		Peoples Financial Services Corp	5,085
7,639		People’s United Financial, Inc	129,099

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

194		People’s Utah Bancorp	$5,843
1,330		Pinnacle Financial Partners, Inc	85,120
8,107		PNC Financial Services Group, Inc	1,294,120
1,826		Popular, Inc	107,278
188		Preferred Bank	11,297
175		Premier Financial Bancorp, Inc	3,175
1,887		Prosperity Bancshares, Inc	135,656
741	*	Provident Bancorp Inc	9,225
1,634		Provident Financial Services, Inc	40,278
609		Prudential Bancorp, Inc	11,285
190		QCR Holdings, Inc	8,333
4,374		Radian Group, Inc	110,050
104		RBB Bancorp	2,202
18,527		Regions Financial Corp	317,923
102		Reliant Bancorp Inc	2,268
670		Renasant Corp	23,731
146		Republic Bancorp, Inc (Class A)	6,833
750	*	Republic First Bancorp, Inc	3,135
369		Riverview Bancorp, Inc	3,029
540		S&T Bancorp, Inc	21,757
495		Sandy Spring Bancorp, Inc	18,751
151		SB One Bancorp	3,763
617	*	Seacoast Banking Corp of Florida	18,862
290	*	Select Bancorp, Inc	3,567
726		ServisFirst Bancshares, Inc	27,356
185		Shore Bancshares, Inc	3,212
192		Sierra Bancorp	5,591
980		Signature Bank	133,878
1,396		Simmons First National Corp (Class A)	37,399
116		SmartFinancial, Inc	2,743
670		South State Corp	58,123
101	*	Southern First Bancshares, Inc	4,291
86		Southern Missouri Bancorp, Inc	3,299
169		Southern National Bancorp of Virginia, Inc	2,763
432		Southside Bancshares, Inc	16,044
154	*	Spirit of Texas Bancshares, Inc	3,542
259		Sterling Bancorp, Inc	2,098
3,716		Sterling Bancorp/DE	78,333
339		Stock Yards Bancorp, Inc	13,919
164		Summit Financial Group, Inc	4,443
955	*	SVB Financial Group	239,743
2,625		Synovus Financial Corp	102,900
2,958		TCF Financial Corp	138,434
150		Territorial Bancorp, Inc	4,641
932	*	Texas Capital Bancshares, Inc	52,910
1,347		TFS Financial Corp	26,509
714	*	The Bancorp, Inc	9,261
100		Timberland Bancorp, Inc	2,974
229		Tompkins Financial Corp	20,954
996		Towne Bank	27,709
618		Trico Bancshares	25,221
343	*	Tristate Capital Holdings, Inc	8,959
599	*	Triumph Bancorp, Inc	22,774
24,428		Truist Financial Corp	1,375,785
1,387		Trustco Bank Corp NY	12,025
1,035		Trustmark Corp	35,718
685		UMB Financial Corp	47,018
3,528		Umpqua Holdings Corp	62,446
60		Union Bankshares, Inc	2,176
1,552		United Bankshares, Inc	60,000
1,078		United Community Banks, Inc	33,289
740		United Community Financial Corp	8,628
113		United Security Bancshares	1,212
119		Unity Bancorp, Inc	2,686
364		Univest Financial Corp	9,748
26,245		US Bancorp	1,556,066

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

7,103		Valley National Bancorp	$81,329
1,054		Veritex Holdings, Inc	30,703
681		Walker & Dunlop, Inc	44,047
1,396		Washington Federal, Inc	51,163
232		Washington Trust Bancorp, Inc	12,479
384		Waterstone Financial, Inc	7,308
1,651		Webster Financial Corp	88,097
69,696		Wells Fargo & Co	3,749,645
875		WesBanco, Inc	33,066
239		West Bancorporation, Inc	6,126
533		Westamerica Bancorporation	36,121
1,643		Western Alliance Bancorp	93,651
413		Western New England Bancorp, Inc	3,977
886		Wintrust Financial Corp	62,817
827		WSFS Financial Corp	36,380
3,277		Zions Bancorporation	170,142

		TOTAL BANKS	34,558,343

CAPITAL GOODS - 6.8%
10,207		3M Co	1,800,719
2,472		A.O. Smith Corp	117,766
724		Aaon, Inc	35,773
511		AAR Corp	23,046
917		Actuant Corp (Class A)	23,870
685		Acuity Brands, Inc	94,530
642		Advanced Drainage Systems, Inc	24,935
3,246	*	Aecom Technology Corp	140,000
522	*	Aegion Corp	11,677
1,189	*	Aerojet Rocketdyne Holdings, Inc	54,290
318	*	Aerovironment, Inc	19,633
1,119		AGCO Corp	86,443
1,858		Air Lease Corp	88,292
1,516		Aircastle Ltd	48,527
148		Alamo Group, Inc	18,581
620		Albany International Corp (Class A)	47,070
1,625		Allegion plc	202,377
91		Allied Motion Technologies, Inc	4,413
2,377		Allison Transmission Holdings, Inc	114,857
990		Altra Industrial Motion Corp	35,848
317	*	Ameresco, Inc	5,547
254	*	American Woodmark Corp	26,546
4,160		Ametek, Inc	414,918
438		Apogee Enterprises, Inc	14,235
567		Applied Industrial Technologies, Inc	37,813
7,052		Arconic, Inc	216,990
909		Arcosa, Inc	40,496
244		Argan, Inc	9,794
367	*	Armstrong Flooring, Inc	1,567
902		Armstrong World Industries, Inc	84,761
334		Astec Industries, Inc	14,028
340	*	Astronics Corp	9,503
983	*	Atkore International Group, Inc	39,772
1,023	*	Axon Enterprise, Inc	74,965
406		AZZ, Inc	18,656
782		Barnes Group, Inc	48,453
1,120	*	Beacon Roofing Supply, Inc	35,818
967	*,e	Bloom Energy Corp	7,223
87	*	Blue Bird Corp	1,994
144	*,e	BlueLinx Holdings, Inc	2,052
1,549	*	BMC Stock Holdings, Inc	44,441
9,679		Boeing Co	3,153,031
656		Briggs & Stratton Corp	4,369
2,096	*	Builders FirstSource, Inc	53,259
1,881		BWX Technologies, Inc	116,772
351		Caesarstone Sdot-Yam Ltd	5,290

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

250	*	CAI International, Inc	$7,245
994		Carlisle Cos, Inc	160,869
9,833		Caterpillar, Inc	1,452,137
624	*	Chart Industries, Inc	42,114
259	*	CIRCOR International, Inc	11,976
1,386	*	Colfax Corp	50,423
262		Columbus McKinnon Corp	10,488
575		Comfort Systems USA, Inc	28,664
388	*	Commercial Vehicle Group, Inc	2,464
320	*	Construction Partners Inc	5,398
601	*	Continental Building Products, Inc	21,894
347	*	Cornerstone Building Brands, Inc	2,953
901		Crane Co	77,828
225		CSW Industrials, Inc	17,325
633		Cubic Corp	40,240
2,760		Cummins, Inc	493,930
801		Curtiss-Wright Corp	112,853
5,772		Deere & Co	1,000,057
2,555		Donaldson Co, Inc	147,219
347		Douglas Dynamics, Inc	19,085
2,649		Dover Corp	305,324
160	*	Ducommun, Inc	8,085
240	*	DXP Enterprises, Inc	9,554
486	*	Dycom Industries, Inc	22,915
80		Eastern Co	2,442
7,677		Eaton Corp	727,165
916		EMCOR Group, Inc	79,051
11,214		Emerson Electric Co	855,180
318		Encore Wire Corp	18,253
2,281	*,e	Energous Corp	4,037
568	*	Energy Recovery, Inc	5,561
681		EnerSys	50,959
330		EnPro Industries, Inc	22,070
502		ESCO Technologies, Inc	46,435
56	e	EVI Industries, Inc	1,514
1,196	*	Evoqua Water Technologies Corp	22,664
10,086		Fastenal Co	372,678
1,130		Federal Signal Corp	36,442
2,325		Flowserve Corp	115,715
2,709		Fluor Corp	51,146
5,589		Fortive Corp	426,944
2,359		Fortune Brands Home & Security, Inc	154,137
199	*	Foundation Building Materials, Inc	3,851
719		Franklin Electric Co, Inc	41,213
2,242	*	Gardner Denver Holdings, Inc	82,237
730	*	Gates Industrial Corp plc	10,045
608		GATX Corp	50,373
103	*	Gencor Industries, Inc	1,202
1,240	*	Generac Holdings, Inc	124,732
4,714		General Dynamics Corp	831,314
158,241		General Electric Co	1,765,970
230	*	General Finance Corp	2,546
567	*	Gibraltar Industries, Inc	28,599
1,099	*	GMS, Inc	29,761
271		Gorman-Rupp Co	10,162
3,121		Graco, Inc	162,292
1,413		GrafTech International Ltd	16,419
128		Graham Corp	2,801
696		Granite Construction, Inc	19,258
890	*	Great Lakes Dredge & Dock Corp	10,084
720		Greenbrier Cos, Inc	23,350
448		Griffon Corp	9,108
627		H&E Equipment Services, Inc	20,961
1,393	*	Harsco Corp	32,053
3,020	*	HD Supply Holdings, Inc	121,464
760		HEICO Corp	86,754

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,362		HEICO Corp (Class A)	$121,940
672		Helios Technologies, Inc	31,067
380	*	Herc Holdings, Inc	18,597
1,608		Hexcel Corp	117,882
1,600		Hillenbrand, Inc	53,296
13,150		Honeywell International, Inc	2,327,550
1,006		Hubbell, Inc	148,707
793		Huntington Ingalls	198,948
96		Hurco Cos, Inc	3,683
158		Hyster-Yale Materials Handling, Inc	9,316
1,433		IDEX Corp	246,476
137	*	IES Holdings, Inc	3,515
5,854		Illinois Tool Works, Inc	1,051,554
4,395		Ingersoll-Rand plc	584,183
289		Insteel Industries, Inc	6,211
1,602		ITT, Inc	118,404
2,513		Jacobs Engineering Group, Inc	225,743
1,178	*	JELD-WEN Holding, Inc	27,577
486		John Bean Technologies Corp	54,753
14,208		Johnson Controls International plc	578,408
166		Kadant, Inc	17,486
670		Kaman Corp	44,166
1,244		Kennametal, Inc	45,891
1,247	*	Kratos Defense & Security Solutions, Inc	22,458
4,031		L3Harris Technologies, Inc	797,614
87	*	Lawson Products, Inc	4,533
122	*	LB Foster Co (Class A)	2,364
606		Lennox International, Inc	147,846
1,115		Lincoln Electric Holdings, Inc	107,854
165		Lindsay Corp	15,838
4,521		Lockheed Martin Corp	1,760,387
478		Luxfer Holdings plc	8,848
258	*	Lydall, Inc	5,294
539	*	Manitowoc Co, Inc	9,432
4,995		Masco Corp	239,710
503	*	Masonite International Corp	36,322
1,083	*	Mastec, Inc	69,485
906		Maxar Technologies, Inc	14,197
952	*	Mercury Systems, Inc	65,793
1,303	*	Meritor, Inc	34,126
1,001	*	Middleby Corp	109,630
168		Miller Industries, Inc	6,238
661		Moog, Inc (Class A)	56,403
1,441	*	MRC Global, Inc	19,655
884		MSC Industrial Direct Co (Class A)	69,367
883		Mueller Industries, Inc	28,035
2,381		Mueller Water Products, Inc (Class A)	28,524
301	*	MYR Group, Inc	9,810
76		National Presto Industries, Inc	6,718
783	*	Navistar International Corp	22,660
1,965		NN, Inc	18,176
1,070		Nordson Corp	174,239
2,849		Northrop Grumman Corp	979,971
149	*	Northwest Pipe Co	4,963
1,637	*	NOW, Inc	18,400
224	*	NV5 Global Inc	11,301
2,708		nVent Electric plc	69,271
44		Omega Flex, Inc	4,721
1,266		Oshkosh Corp	119,827
2,030		Owens Corning, Inc	132,194
6,174		PACCAR, Inc	488,363
2,304		Parker-Hannifin Corp	474,209
328	*	Parsons Corp	13,540
381		Patrick Industries, Inc	19,976
3,468		Pentair plc	159,077
763	*	PGT, Inc	11,376

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,537	*,e	Plug Power, Inc	$11,177
125		Powell Industries, Inc	6,124
51		Preformed Line Products Co	3,078
613		Primoris Services Corp	13,633
418	*	Proto Labs, Inc	42,448
492		Quanex Building Products Corp	8,403
2,753		Quanta Services, Inc	112,075
551		Raven Industries, Inc	18,987
5,113		Raytheon Co	1,123,531
477	*	RBC Bearings, Inc	75,528
884		Regal-Beloit Corp	75,679
2,049	*	Resideo Technologies, Inc	24,445
562		REV Group, Inc	6,873
2,232	*	Rexnord Corp	72,808
2,155		Rockwell Automation, Inc	436,754
1,870		Roper Technologies Inc	662,410
461		Rush Enterprises, Inc (Class A)	21,436
96		Rush Enterprises, Inc (Class B)	4,387
2,806	*	Sensata Technologies Holding plc	151,159
965		Simpson Manufacturing Co, Inc	77,422
641	*	SiteOne Landscape Supply, Inc	58,107
1,023		Snap-On, Inc	173,296
1,891		Spirit Aerosystems Holdings, Inc (Class A)	137,816
647	*	SPX Corp	32,919
646	*	SPX FLOW, Inc	31,570
195		Standex International Corp	15,473
2,683		Stanley Black & Decker, Inc	444,680
394	*	Sterling Construction Co, Inc	5,548
2,418	*	Sunrun, Inc	33,393
642	*	Teledyne Technologies, Inc	222,479
268		Tennant Co	20,883
1,185		Terex Corp	35,289
427	*	Textainer Group Holdings Ltd	4,573
4,224		Textron, Inc	188,390
509	*	Thermon Group Holdings	13,641
1,188		Timken Co	66,896
784		Titan International, Inc	2,838
282	*	Titan Machinery, Inc	4,168
1,953		Toro Co	155,596
776	*	TPI Composites, Inc	14,364
907		TransDigm Group, Inc	507,920
1,137	*	Trex Co, Inc	102,194
716	*	Trimas Corp	22,490
1,884		Trinity Industries, Inc	41,731
1,184		Triton International Ltd	47,597
753		Triumph Group, Inc	19,028
585	*	Tutor Perini Corp	7,523
142	*	Twin Disc, Inc	1,565
1,363	*	United Rentals, Inc	227,308
14,832		United Technologies Corp	2,221,240
2,797	*	Univar Solutions Inc	67,799
1,265		Universal Forest Products, Inc	60,340
345		Valmont Industries, Inc	51,674
156	*	Vectrus, Inc	7,997
155	*	Veritiv Corp	3,049
253	*	Vicor Corp	11,820
557	*,e	Vivint Solar, Inc	4,044
795		W.W. Grainger, Inc	269,123
918		Wabash National Corp	13,485
1,008	*	WABCO Holdings, Inc	136,584
3,206		Wabtec Corp	249,427
644		Watsco, Inc	116,017
522		Watts Water Technologies, Inc (Class A)	52,075
2,009	*	Welbilt, Inc	31,360
849	*	Wesco Aircraft Holdings, Inc	9,356
1,042	*	WESCO International, Inc	61,884

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

71	*	Willis Lease Finance Corp	$4,183
524	*	Willscot Corp	9,689
1,032		Woodward Inc	122,230
3,335		Xylem, Inc	262,765

		TOTAL CAPITAL GOODS	39,792,793

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
1,317		ABM Industries, Inc	49,664
731	*	Acacia Research (Acacia Technologies)	1,944
1,696		ACCO Brands Corp	15,875
1,679	e	ADT, Inc	13,314
1,378	*	Advanced Disposal Services, Inc	45,295
1,070	*	ASGN Inc	75,938
110		Barrett Business Services, Inc	9,951
109		BG Staffing, Inc	2,386
1,020		Brady Corp (Class A)	58,405
329	*	BrightView Holdings, Inc	5,550
1,022		Brink’s Co	92,675
801	*	Casella Waste Systems, Inc (Class A)	36,870
778	*	CBIZ, Inc	20,975
433	*	Ceco Environmental Corp	3,317
390	*	Cimpress plc	49,050
1,516		Cintas Corp	407,925
819	*	Clean Harbors, Inc	70,229
3,641	*	Copart, Inc	331,113
644	*	CoStar Group, Inc	385,305
1,794		Covanta Holding Corp	26,623
128		CRA International, Inc	6,972
754		Deluxe Corp	37,640
394		Ennis, Inc	8,530
2,227		Equifax, Inc	312,047
944		Exponent, Inc	65,145
178	*	Forrester Research, Inc	7,423
148	*	Franklin Covey Co	4,770
640	*	FTI Consulting, Inc	70,822
191	*	GP Strategies Corp	2,527
1,153		Healthcare Services Group	28,041
286		Heidrick & Struggles International, Inc	9,295
247	*	Heritage-Crystal Clean, Inc	7,748
928		Herman Miller, Inc	38,651
682		HNI Corp	25,548
334	*	Huron Consulting Group, Inc	22,953
2,455	*	IAA, Inc	115,532
282		ICF International, Inc	25,837
7,257	*	IHS Markit Ltd	546,815
708	*	Innerworkings, Inc	3,901
734		Insperity, Inc	63,153
961		Interface, Inc	15,943
2,455		KAR Auction Services, Inc	53,494
481		Kelly Services, Inc (Class A)	10,861
366		Kforce, Inc	14,530
577		Kimball International, Inc (Class B)	11,927
752		Knoll, Inc	18,996
1,048		Korn/Ferry International	44,435
1,129		Manpower, Inc	109,626
491		Matthews International Corp (Class A)	18,741
379		McGrath RentCorp	29,009
259	*	Mistras Group, Inc	3,696
682		Mobile Mini, Inc	25,855
663		MSA Safety, Inc	83,777
6,597		Nielsen NV	133,919
160	*	NL Industries, Inc	626
2,896		Pitney Bowes, Inc	11,671
482		Quad Graphics, Inc	2,251
4,089		Republic Services, Inc	366,497

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

514		Resources Connection, Inc	$8,394
2,179		Robert Half International, Inc	137,604
2,670		Rollins, Inc	88,537
1,220		RR Donnelley & Sons Co	4,819
269	*	SP Plus Corp	11,414
2,270		Steelcase, Inc (Class A)	46,444
1,556	*	Stericycle, Inc	99,288
187		Systemax, Inc	4,705
449	*	Team, Inc	7,171
1,049		Tetra Tech, Inc	90,382
3,332		TransUnion	285,253
932	*	TriNet Group, Inc	52,761
645	*	TrueBlue, Inc	15,519
237		Unifirst Corp	47,869
338		US Ecology, Inc	19,574
2,936		Verisk Analytics, Inc	438,462
440		Viad Corp	29,700
134		VSE Corp	5,097
7,888		Waste Management, Inc	898,916
116	*	Willdan Group, Inc	3,686

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	6,357,203

CONSUMER DURABLES & APPAREL - 1.4%
936		Acushnet Holdings Corp	30,420
840	*	American Outdoor Brands Corp	7,795
194		Bassett Furniture Industries, Inc	3,236
565	*	Beazer Homes USA, Inc	7,983
1,673		Brunswick Corp	100,347
1,433		Callaway Golf Co	30,380
2,340	*	Capri Holdings Ltd	89,271
750		Carter’s, Inc	82,005
132	*	Cavco Industries, Inc	25,790
772	*	Century Communities, Inc	21,114
307		Clarus Corp	4,163
604		Columbia Sportswear Co	60,515
1,159	*	CROCS, Inc	48,551
167		Culp, Inc	2,275
608	*	Deckers Outdoor Corp	102,667
6,017		DR Horton, Inc	317,397
167		Escalade, Inc	1,642
327		Ethan Allen Interiors, Inc	6,233
122		Flexsteel Industries, Inc	2,430
730	*	Fossil Group, Inc	5,752
2,568		Garmin Ltd	250,534
682	*	G-III Apparel Group Ltd	22,847
1,762	*,e	GoPro, Inc	7,647
578	*	Green Brick Partners, Inc	6,635
132		Hamilton Beach Brands Holding Co	2,521
6,499		Hanesbrands, Inc	96,510
2,303		Hasbro, Inc	243,220
527	*	Helen of Troy Ltd	94,749
173		Hooker Furniture Corp	4,444
379	*	Installed Building Products, Inc	26,102
443	*,e	iRobot Corp	22,429
75		Johnson Outdoors, Inc	5,753
2,009		KB Home	68,848
811	e	Kontoor Brands, Inc	34,054
696		La-Z-Boy, Inc	21,910
2,404		Leggett & Platt, Inc	122,195
224		Lennar Corp (B Shares)	10,013
4,977		Lennar Corp (Class A)	277,667
353	*	LGI Homes, Inc	24,939
163		Lifetime Brands, Inc	1,133
95	*,e	Lovesac Co	1,525
2,180	*	Lululemon Athletica, Inc	505,041

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

385	*	M/I Homes, Inc	$15,150
287	*	Malibu Boats, Inc	11,753
156		Marine Products Corp	2,246
295	*	MasterCraft Boat Holdings, Inc	4,646
6,326	*,e	Mattel, Inc	85,717
1,006		MDC Holdings, Inc	38,389
640	*	Meritage Homes Corp	39,110
998	*	Mohawk Industries, Inc	136,107
227		Movado Group, Inc	4,935
66		Nacco Industries, Inc (Class A)	3,091
6,518		Newell Brands Inc	125,276
22,558		Nike, Inc (Class B)	2,285,351
56	*	NVR, Inc	213,271
276		Oxford Industries, Inc	20,816
973		Polaris Inc	98,954
4,730		Pulte Homes, Inc	183,524
1,147	*	Purple Innovation, Inc	9,990
1,215		PVH Corp	127,757
885		Ralph Lauren Corp	103,740
508		Rocky Brands, Inc	14,950
2,609	*	Skechers U.S.A., Inc (Class A)	112,683
1,397	*	Skyline Champion Corp	44,285
1,224	*	Sonos, Inc	19,119
1,383		Steven Madden Ltd	59,483
272		Sturm Ruger & Co, Inc	12,792
133		Superior Uniform Group, Inc	1,801
4,883		Tapestry, Inc	131,695
2,087	*	Taylor Morrison Home Corp	45,622
988	*	Tempur Sealy International, Inc	86,015
2,373		Toll Brothers, Inc	93,757
563	*	TopBuild Corp	58,034
2,459	*	TRI Pointe Homes, Inc	38,311
917		Tupperware Brands Corp	7,868
3,682	*	Under Armour, Inc (Class A)	79,531
3,626	*	Under Armour, Inc (Class C)	69,547
226	*	Unifi, Inc	5,709
217	*	Universal Electronics, Inc	11,340
320	*	Vera Bradley, Inc	3,776
5,623		VF Corp	560,388
1,021	*	Vista Outdoor, Inc	7,637
1,133		Whirlpool Corp	167,151
576	*	William Lyon Homes, Inc	11,508
1,465		Wolverine World Wide, Inc	49,429
925	*,e	YETI Holdings, Inc	32,172
423	*,e	ZAGG, Inc	3,431

		TOTAL CONSUMER DURABLES & APPAREL	8,038,539

CONSUMER SERVICES - 2.2%
965	*	Adtalem Global Education, Inc	33,746
239	*	American Public Education, Inc	6,546
4,424		ARAMARK Holdings Corp	192,002
1,019		BBX Capital Corp	4,861
17	*	Biglari Holdings, Inc (B Shares)	1,945
356		BJ’s Restaurants, Inc	13,514
1,539		Bloomin’ Brands, Inc	33,966
141	e	Bluegreen Vacations Corp	1,458
1,270		Boyd Gaming Corp	38,024
1,085	*	Bright Horizons Family Solutions	163,065
763		Brinker International, Inc	32,046
11,076	*	Caesars Entertainment Corp	150,634
7,123		Carnival Corp	362,062
234		Carriage Services, Inc	5,990
507	*	Carrols Restaurant Group, Inc	3,574
348	*	Century Casinos, Inc	2,756
702	e	Cheesecake Factory	27,280

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,956	*	Chegg, Inc	$74,152
453	*	Chipotle Mexican Grill, Inc (Class A)	379,211
695		Choice Hotels International, Inc	71,884
630		Churchill Downs, Inc	86,436
247	*	Chuy’s Holdings, Inc	6,402
515	e	Cracker Barrel Old Country Store, Inc	79,176
2,330		Darden Restaurants, Inc	253,993
657		Dave & Buster’s Entertainment, Inc	26,392
519	*	Del Taco Restaurants, Inc	4,103
1,168	*	Denny’s Corp	23,220
266		Dine Brands Global Inc.	22,216
748		Domino’s Pizza, Inc	219,747
948	*	Drive Shack, Inc	3,470
1,628		Dunkin Brands Group, Inc	122,979
302	*	El Pollo Loco Holdings, Inc	4,572
1,053	*,e	Eldorado Resorts, Inc	62,801
3,065		Extended Stay America, Inc	45,546
402	*	Fiesta Restaurant Group, Inc	3,976
1,596	*	frontdoor, Inc	75,682
149	*	Golden Entertainment, Inc	2,864
73		Graham Holdings Co	46,646
902	*	Grand Canyon Education, Inc	86,403
3,944		H&R Block, Inc	92,605
326	*	Habit Restaurants, Inc	3,400
1,521	*	Hilton Grand Vacations, Inc	52,307
5,185		Hilton Worldwide Holdings, Inc	575,068
1,746	*	Houghton Mifflin Harcourt Co	10,912
738		Hyatt Hotels Corp	66,206
1,684		International Game Technology plc	25,209
211	*	J Alexander’s Holdings, Inc	2,017
490		Jack in the Box, Inc	38,235
521	*	K12, Inc	10,602
6,157		Las Vegas Sands Corp	425,079
1,806	*	Laureate Education, Inc	31,804
322	*	Lindblad Expeditions Holdings, Inc	5,265
5,050		Marriott International, Inc (Class A)	764,721
777		Marriott Vacations Worldwide Corp	100,047
13,789		McDonald’s Corp	2,724,844
8,887		MGM Resorts International	295,670
173	*	Monarch Casino & Resort, Inc	8,399
49		Nathan’s Famous, Inc	3,473
279	*,e	Noodles & Co	1,546
3,958	*	Norwegian Cruise Line Holdings Ltd	231,187
1,026	*,e	OneSpaWorld Holdings Ltd	17,278
422		Papa John’s International, Inc	26,649
2,326	*	Penn National Gaming, Inc	59,453
1,137	*	Perdoceo Education Corp	20,909
1,549	*	Planet Fitness, Inc	115,679
148	*	PlayAGS, Inc	1,795
320	*	Potbelly Corp	1,350
142		RCI Hospitality Holdings, Inc	2,911
238	*	Red Lion Hotels Corp	888
204	*	Red Robin Gourmet Burgers, Inc	6,736
1,049		Red Rock Resorts, Inc	25,124
607	*	Regis Corp	10,847
3,198		Royal Caribbean Cruises Ltd	426,965
473		Ruth’s Hospitality Group Inc	10,295
843	*	Scientific Games Corp (Class A)	22,576
1,062	*	SeaWorld Entertainment, Inc	33,676
373	*	Select Interior Concepts Inc	3,353
3,136		Service Corp International	144,350
2,355	*	ServiceMaster Global Holdings, Inc	91,044
496	*	Shake Shack, Inc	29,547
1,370		Six Flags Entertainment Corp	61,801
21,604		Starbucks Corp	1,899,424
403		Strategic Education, Inc	64,037

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,286		Texas Roadhouse, Inc (Class A)	$72,428
368	e	Twin River Worldwide Holdings Inc	9,439
720		Vail Resorts, Inc	172,678
2,954		Wendy’s	65,608
454		Wingstop, Inc	39,148
1,105	*	WW International Inc	42,222
1,610		Wyndham Destinations, Inc	83,221
1,610		Wyndham Hotels & Resorts, Inc	101,124
1,791		Wynn Resorts Ltd	248,716
6,667		Yum China Holdings, Inc	320,083
5,571		Yum! Brands, Inc	561,167

		TOTAL CONSUMER SERVICES	13,036,457

DIVERSIFIED FINANCIALS - 3.5%
887		Affiliated Managers Group, Inc	75,164
430		AG Mortgage Investment Trust	6,631
10,367		AGNC Investment Corp	183,289
7,199		Ally Financial, Inc	220,001
12,254		American Express Co	1,525,500
2,369		Ameriprise Financial, Inc	394,628
25,755		Annaly Capital Management, Inc	242,612
1,539		Anworth Mortgage Asset Corp	5,417
2,943		Apollo Commercial Real Estate Finance, Inc	53,827
406		Ares Commercial Real Estate Corp	6,431
1,133		Ares Management Corp	40,437
359	e	Arlington Asset Investment Corp (Class A)	2,000
566		ARMOUR Residential REIT, Inc	10,114
693		Artisan Partners Asset Management, Inc	22,398
253	*	Assetmark Financial Holdings, Inc	7,342
86		Associated Capital Group, Inc	3,371
212		B. Riley Financial, Inc	5,338
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	9,856
15,095		Bank of New York Mellon Corp	759,731
4,169		BGC Partners, Inc (Class A)	24,764
2,174		BlackRock, Inc	1,092,870
2,460		Blackstone Mortgage Trust, Inc	91,561
637	*	Blucora, Inc	16,651
866		Brightsphere Investment Group, Inc	8,851
1,084	*	Cannae Holdings, Inc	40,314
8,526		Capital One Financial Corp	877,411
1,473		Capstead Mortgage Corp	11,666
2,009		CBOE Global Markets, Inc	241,080
21,416		Charles Schwab Corp	1,018,545
189		Cherry Hill Mortgage Investment Corp	2,758
4,001		Chimera Investment Corp	82,261
6,474		CME Group, Inc	1,299,461
321		Cohen & Steers, Inc	20,146
1,289		Colony Credit Real Estate, Inc	16,963
387	*	Cowen Group, Inc	6,095
208	*	Credit Acceptance Corp	92,005
153	*	Curo Group Holdings Corp	1,864
49		Diamond Hill Investment Group, Inc	6,883
5,724		Discover Financial Services	485,510
397	*	Donnelley Financial Solutions, Inc	4,157
258		Dynex Capital, Inc	4,371
4,309		E*TRADE Financial Corp	195,499
2,009		Eaton Vance Corp	93,800
241	*	Elevate Credit, Inc	1,072
548		Ellington Financial Inc	10,045
375	*,e	Encore Capital Group, Inc	13,260
522	*	Enova International, Inc	12,559
638		Evercore Inc	47,697
422		Exantas Capital Corp	4,984
796	*	Ezcorp, Inc (Class A)	5,429
688		Factset Research Systems, Inc	184,590

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,485		Federated Investors, Inc (Class B)	$48,396
2,135		FGL Holdings	22,738
737		FirstCash, Inc	59,424
730	*	Focus Financial Partners, Inc	21,513
4,985		Franklin Resources, Inc	129,510
546		Gain Capital Holdings, Inc	2,157
93		GAMCO Investors, Inc (Class A)	1,813
5,836		Goldman Sachs Group, Inc	1,341,871
662		Granite Point Mortgage Trust, Inc	12,168
251		Great Ajax Corp	3,717
905	*	Green Dot Corp	21,086
424		Greenhill & Co, Inc	7,242
218		Hamilton Lane, Inc	12,993
630		Houlihan Lokey, Inc	30,788
1,406		Interactive Brokers Group, Inc (Class A)	65,548
10,042		IntercontinentalExchange Group, Inc	929,387
241	*	INTL FCStone, Inc	11,768
6,556		Invesco Ltd	117,877
2,779		Invesco Mortgage Capital, Inc	46,270
2,886		Janus Henderson Group plc	70,563
5,119		Jefferies Financial Group, Inc	109,393
168		KKR Real Estate Finance Trust, Inc	3,431
1,097		Ladder Capital Corp	19,790
1,533		Ladenburg Thalmann Financial Services, Inc	5,335
1,898		Lazard Ltd (Class A)	75,844
1,355		Legg Mason, Inc	48,658
1,011	*	LendingClub Corp	12,759
1,625		LPL Financial Holdings, Inc	149,906
642		MarketAxess Holdings, Inc	243,389
144		Marlin Business Services Corp	3,165
9,365		MFA Financial Inc	71,642
609		Moelis & Co	19,439
2,992		Moody’s Corp	710,331
21,688		Morgan Stanley	1,108,691
355		Morningstar, Inc	53,715
1,489		MSCI, Inc (Class A)	384,430
2,154		Nasdaq Inc	230,693
4,428		Navient Corp	60,575
312		Nelnet, Inc (Class A)	18,171
7,422		New Residential Investment Corp	119,568
4,332		New York Mortgage Trust, Inc	26,988
483	*,†	NewStar Financial, Inc	117
3,538		Northern Trust Corp	375,877
750	*	On Deck Capital, Inc	3,105
1,264		OneMain Holdings, Inc	53,278
147		Oppenheimer Holdings, Inc	4,040
511		Orchid Island Capital, Inc	2,989
1,030		PennyMac Mortgage Investment Trust	22,959
324	*	Pico Holdings, Inc	3,603
229	*	Piper Jaffray Cos	18,306
271		PJT Partners, Inc	12,230
719	*	PRA Group, Inc	26,100
257		Pzena Investment Management, Inc (Class A)	2,215
2,472		Raymond James Financial, Inc	221,145
259		Ready Capital Corp	3,994
1,174		Redwood Trust, Inc	19,418
143	*	Regional Management Corp	4,294
4,501		S&P Global, Inc	1,228,998
296		Safeguard Scientifics, Inc	3,250
1,924		Santander Consumer USA Holdings, Inc	44,964
375		Sculptor Capital Management, Inc	8,287
2,522		SEI Investments Co	165,141
111		Silvercrest Asset Management Group, Inc	1,396
8,180		SLM Corp	72,884
5,018		Starwood Property Trust, Inc	124,747
6,626		State Street Corp	524,117

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,286		Stifel Financial Corp	$77,996
12,194		Synchrony Financial	439,106
4,181		T Rowe Price Group, Inc	509,413
4,825		TD Ameritrade Holding Corp	239,802
867		TPG RE Finance Trust, Inc	17,574
4,626		Two Harbors Investment Corp	67,632
1,248		Virtu Financial, Inc	19,956
103		Virtus Investment Partners, Inc	12,537
1,255		Waddell & Reed Financial, Inc (Class A)	20,984
614		Western Asset Mortgage Capital Corp	6,343
125		Westwood Holdings Group, Inc	3,702
1,867		WisdomTree Investments, Inc	9,036
90	*	World Acceptance Corp	7,776

		TOTAL DIVERSIFIED FINANCIALS	20,401,262

ENERGY - 4.0%
12,782	*	Abraxas Petroleum Corp	4,488
169		Amplify Energy Corp	1,117
3,992	e	Antero Midstream Corp	30,299
4,322	*	Antero Resources Corp	12,318
6,619		Apache Corp	169,380
1,605	*	Apergy Corp	54,217
338		Arch Coal, Inc	24,248
2,039		Archrock, Inc	20,472
454	*	Ardmore Shipping Corp	4,109
11,798		Baker Hughes a GE Co	302,383
2,302		Berry Petroleum Co LLC	21,708
314	*	Bonanza Creek Energy, Inc	7,329
289		Brigham Minerals, Inc	6,196
7,897		Cabot Oil & Gas Corp	137,487
845		Cactus, Inc	29,000
747	*,e	California Resources Corp	6,745
9,409	*	Callon Petroleum Co	45,443
2,955	*	Centennial Resource Development, Inc	13,652
284	*,e	Chaparral Energy Inc	500
4,052	*	Cheniere Energy, Inc	247,456
26,504	*,e	Chesapeake Energy Corp	21,882
34,862		Chevron Corp	4,201,220
1,704		Cimarex Energy Co	89,443
1,943	*	Clean Energy Fuels Corp	4,547
3,564	*	CNX Resources Corp	31,541
3,522		Concho Resources, Inc	308,422
20,193		ConocoPhillips	1,313,151
445	*	CONSOL Energy, Inc	6,457
1,365		Continental Resources, Inc	46,819
333	*	Contura Energy Inc	3,014
485	*,e	Covia Holdings Corp	989
583		CVR Energy, Inc	23,571
1,312		Delek US Holdings, Inc	43,991
9,900	*,e	Denbury Resources, Inc	13,959
7,329		Devon Energy Corp	190,334
1,283		DHT Holdings, Inc	10,623
994	*,e	Diamond Offshore Drilling, Inc	7,147
406	*	Diamond S Shipping Inc	6,796
2,909		Diamondback Energy, Inc	270,130
333	e	DMC Global, Inc	14,965
424	*	Dorian LPG Ltd	6,564
582	*	Dril-Quip, Inc	27,302
153	*	Earthstone Energy, Inc	968
1,385	*,e	Energy Fuels, Inc	2,645
10,604		EOG Resources, Inc	888,191
4,284		EQT Corp	46,696
4,125		Equitrans Midstream Corp	55,110
272	*	Era Group, Inc	2,766
468		Evolution Petroleum Corp	2,560

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

499	*	Exterran Corp	$3,907
1,888	*,e	Extraction Oil & Gas, Inc	4,003
77,413	d	Exxon Mobil Corp	5,401,879
3,834	*	Forum Energy Technologies, Inc	6,441
790	*	Frank’s International NV	4,084
348	*	FTS International, Inc	362
635		GasLog Ltd	6,217
1,502		Golar LNG Ltd	21,358
1,162	*	Goodrich Petroleum Corp	11,666
569		Green Plains Inc	8,780
2,531	*	Gulfport Energy Corp	7,694
223		Hallador Energy Co	662
15,738		Halliburton Co	385,109
2,257	*	Helix Energy Solutions Group, Inc	21,735
2,085		Helmerich & Payne, Inc	94,722
4,756		Hess Corp	317,748
7,030	*	HighPoint Resources Corp	11,881
2,656		HollyFrontier Corp	134,686
4,277	*	Independence Contract Drilling, Inc	4,263
461	*	International Seaways, Inc	13,719
1,246	*	Jagged Peak Energy, Inc	10,579
36,362		Kinder Morgan, Inc	769,784
312	*	KLX Energy Services Holdings, Inc	2,009
6,823		Kosmos Energy Ltd	38,891
7,282	*	Laredo Petroleum Holdings, Inc	20,899
1,013		Liberty Oilfield Services, Inc	11,265
1,787	*	Magnolia Oil & Gas Corp	22,480
67		Mammoth Energy Services, Inc	147
14,625		Marathon Oil Corp	198,607
11,742		Marathon Petroleum Corp	707,456
1,401	*	Matador Resources Co	25,176
383	*	Matrix Service Co	8,763
672	*	Montage Resources Corp	5,336
3,127		Murphy Oil Corp	83,804
4,462		Nabors Industries Ltd	12,851
918	*	National Energy Services Reunited Corp	8,372
6,945		National Oilwell Varco, Inc	173,972
180	*	Natural Gas Services Group, Inc	2,207
164	*	NCS Multistage Holdings, Inc	344
1,448	*	Newpark Resources, Inc	9,079
2,138	*	NexTier Oilfield Solutions, Inc	14,325
132	*,e	Nine Energy Service, Inc	1,032
4,315	*	Noble Corp plc	5,264
8,473		Noble Energy, Inc	210,469
5,765		Nordic American Tankers Ltd	28,364
6,914	*	Northern Oil And Gas, Inc	16,179
4,419	*	Oasis Petroleum, Inc	14,406
15,888		Occidental Petroleum Corp	654,744
1,532	*	Oceaneering International, Inc	22,842
784	*	Oil States International, Inc	12,787
7,549		ONEOK, Inc	571,233
546	*	Overseas Shipholding Group, Inc	1,256
615	*	Pacific Drilling SA	2,509
355		Panhandle Oil and Gas, Inc (Class A)	3,980
482	*	Par Pacific Holdings, Inc	11,202
4,180		Parsley Energy, Inc	79,044
3,250		Patterson-UTI Energy, Inc	34,125
2,058		PBF Energy, Inc	64,559
1,032	*	PDC Energy, Inc	27,007
1,293		Peabody Energy Corp	11,792
217	*	Penn Virginia Corp	6,586
8,198		Phillips 66	913,339
3,041		Pioneer Natural Resources Co	460,316
1,178	*	ProPetro Holding Corp	13,253
3,764		QEP Resources Inc	16,938
3,580	e	Range Resources Corp	17,363

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

641	*,e	Renewable Energy Group, Inc	$17,275
92	*	Rex American Resources Corp	7,540
1,104	*	RigNet, Inc	7,286
994	*,e	Ring Energy, Inc	2,624
3,664	*	Rosehill Resources, Inc	4,690
901	e	RPC, Inc	4,721
537	*	SandRidge Energy, Inc	2,277
25,323		Schlumberger Ltd	1,017,985
688		Scorpio Tankers, Inc	27,066
308	*	SEACOR Holdings, Inc	13,290
303	*	SEACOR Marine Holdings, Inc	4,178
988	*	Select Energy Services, Inc	9,169
946		SFL Corp Ltd	13,755
148	*	SilverBow Resources, Inc	1,465
1,739		SM Energy Co	19,546
338	*,e	Smart Sand, Inc	852
678		Solaris Oilfield Infrastructure, Inc	9,492
10,291	*	Southwestern Energy Co	24,904
4,016	*	SRC Energy, Inc	16,546
300	*	Talos Energy, Inc	9,045
4,054		Targa Resources Investments, Inc	165,525
818		Teekay Corp	4,352
222	*	Teekay Tankers Ltd	5,321
2,673	*,e	Tellurian, Inc	19,459
1,816	*	Tetra Technologies, Inc	3,559
384	*	Tidewater, Inc	7,404
9,049	*	Transocean Ltd (NYSE)	62,257
799	*	Unit Corp	556
2,051	*,e	Uranium Energy Corp	1,885
1,275		US Silica Holdings, Inc	7,841
7,601		Valero Energy Corp	711,834
1,529	*	W&T Offshore, Inc	8,501
3,409	*,e	Whiting Petroleum Corp	25,022
21,790		Williams Cos, Inc	516,859
1,068		World Fuel Services Corp	46,373
7,431	*	WPX Energy, Inc	102,102

		TOTAL ENERGY	23,470,757

FOOD & STAPLES RETAILING - 1.4%
418		Andersons, Inc	10,567
618		Casey’s General Stores, Inc	98,256
300	*	Chefs’ Warehouse Holdings, Inc	11,433
8,035		Costco Wholesale Corp	2,361,647
341	*	Grocery Outlet Holding Corp	11,065
213		Ingles Markets, Inc (Class A)	10,120
14,229		Kroger Co	412,499
1,271		Natural Grocers by Vitamin C	12,545
1,926	*	Performance Food Group Co	99,150
385		Pricesmart, Inc	27,343
862	*,e	Rite Aid Corp	13,335
584		SpartanNash Co	8,316
2,100	*	Sprouts Farmers Market, Inc	40,635
8,648		SYSCO Corp	739,750
784	*	United Natural Foods, Inc	6,868
3,868	*	US Foods Holding Corp	162,030
127		Village Super Market (Class A)	2,946
13,681		Walgreens Boots Alliance, Inc	806,632
25,680		Walmart, Inc	3,051,811
148		Weis Markets, Inc	5,993

		TOTAL FOOD & STAPLES RETAILING	7,892,941

FOOD, BEVERAGE & TOBACCO - 3.4%
1,894	*,e	22nd Century Group, Inc	2,083
99		Alico, Inc	3,547
34,279		Altria Group, Inc	1,710,865

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

10,119		Archer-Daniels-Midland Co	$469,016
1,522	e	B&G Foods, Inc (Class A)	27,289
866	*,e	Beyond Meat, Inc	65,470
137	*	Boston Beer Co, Inc (Class A)	51,765
896		Brown-Forman Corp (Class A)	56,242
3,036		Brown-Forman Corp (Class B)	205,234
2,572		Bunge Ltd	148,019
466		Calavo Growers, Inc	42,215
486		Cal-Maine Foods, Inc	20,776
3,182		Campbell Soup Co	157,254
70,107		Coca-Cola Co	3,880,422
72		Coca-Cola Consolidated Inc	20,452
8,960		ConAgra Brands, Inc	306,790
2,884		Constellation Brands, Inc (Class A)	547,239
190	*	Craft Brewers Alliance, Inc	3,135
3,311	*	Darling International, Inc	92,973
200	*	Farmer Bros Co	3,012
3,751		Flowers Foods, Inc	81,547
499		Fresh Del Monte Produce, Inc	17,455
696	*	Freshpet, Inc	41,127
10,995		General Mills, Inc	588,892
1,593	*	Hain Celestial Group, Inc	41,346
2,590		Hershey Co	380,678
4,973		Hormel Foods Corp	224,332
2,702	*	Hostess Brands, Inc	39,287
1,227		Ingredion, Inc	114,050
277		J&J Snack Foods Corp	51,043
2,093		J.M. Smucker Co	217,944
345		John B. Sanfilippo & Son, Inc	31,492
4,500		Kellogg Co	311,220
4,195		Keurig Dr Pepper, Inc	121,445
11,058		Kraft Heinz Co	355,294
2,706		Lamb Weston Holdings, Inc	232,797
364		Lancaster Colony Corp	58,276
422	*	Landec Corp	4,773
187		Limoneira Co	3,596
2,188		McCormick & Co, Inc	371,369
203	e	MGP Ingredients, Inc	9,835
3,002		Molson Coors Brewing Co (Class B)	161,808
26,049		Mondelez International, Inc	1,434,779
6,977	*	Monster Beverage Corp	443,388
183		National Beverage Corp	9,337
1,827	*,e	New Age Beverages Corp	3,325
25,616		PepsiCo, Inc	3,500,939
28,422		Philip Morris International, Inc	2,418,428
908	*	Pilgrim’s Pride Corp	29,705
1,211	*	Post Holdings, Inc	132,120
404	*	Primo Water Corp	4,535
317		Sanderson Farms, Inc	55,862
4		Seaboard Corp	17,002
134	*	Seneca Foods Corp	5,466
1,484	*	Simply Good Foods Co	42,353
390	e	Tootsie Roll Industries, Inc	13,315
1,099	*	TreeHouse Foods, Inc	53,302
78		Turning Point Brands, Inc	2,231
5,131		Tyson Foods, Inc (Class A)	467,126
619		Universal Corp	35,320
1,686		Vector Group Ltd	22,576

		TOTAL FOOD, BEVERAGE & TOBACCO	19,964,513

HEALTH CARE EQUIPMENT & SERVICES - 6.3%
31,490		Abbott Laboratories	2,735,221
785	*	Abiomed, Inc	133,913
1,914	*	Acadia Healthcare Co, Inc	63,583
1,245	*	Accuray, Inc	3,511

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

119	*	Addus HomeCare Corp	$11,569
1,458	*	Align Technology, Inc	406,840
2,817	*	Allscripts Healthcare Solutions, Inc	27,649
1,966	*	Alphatec Holdings Inc	13,949
577	*	Amedisys, Inc	96,313
137	*	American Renal Associates Holdings, Inc	1,421
2,763		AmerisourceBergen Corp	234,910
1,023	*	AMN Healthcare Services, Inc	63,743
563	*	Angiodynamics, Inc	9,014
2,249	*	Antares Pharma, Inc	10,570
4,635		Anthem, Inc	1,399,909
398	*,e	Apollo Medical Holdings, Inc	7,327
1,361	*	Apyx Medical Corp	11,514
480	*	AtriCure, Inc	15,605
27		Atrion Corp	20,291
725	*	Avanos Medical, Inc	24,433
560	*	AxoGen, Inc	10,018
439	*	Axonics Modulation Technologies, Inc	12,165
8,732		Baxter International, Inc	730,170
4,839		Becton Dickinson & Co	1,316,063
679	*	BioTelemetry, Inc	31,438
25,471	*	Boston Scientific Corp	1,151,799
2,873	*	Brookdale Senior Living, Inc	20,887
785		Cantel Medical Corp	55,657
5,431		Cardinal Health, Inc	274,700
501	*	Cardiovascular Systems, Inc	24,344
977	*	Castlight Health, Inc	1,299
7,358	*	Centene Corp	462,597
5,729		Cerner Corp	420,451
1,570	*	Cerus Corp	6,625
873	*	Change Healthcare, Inc	14,308
292		Chemed Corp	128,264
6,719		Cigna Corp	1,373,968
168		Computer Programs & Systems, Inc	4,435
2,084	*	ConforMIS, Inc	3,126
422		Conmed Corp	47,192
861		Cooper Cos, Inc	276,631
163	*	Corvel Corp	14,240
1,718	*	Covetrus, Inc	22,678
544	*	Cross Country Healthcare, Inc	6,321
480	*	CryoLife, Inc	13,003
407	*,e	CryoPort, Inc	6,699
202	*	Cutera, Inc	7,234
23,739		CVS Health Corp	1,763,570
466	*,e	CytoSorbents Corp	1,794
11,433		Danaher Corp	1,754,737
1,811	*	DaVita, Inc	135,879
3,982		Dentsply Sirona, Inc	225,341
1,603	*	DexCom, Inc	350,640
1,292	*	Diplomat Pharmacy, Inc	5,168
3,830	*	Edwards Lifesciences Corp	893,501
4,625	*,e	ElectroCore LLC	7,354
1,608		Encompass Health Corp	111,386
1,049		Ensign Group, Inc	47,593
1,834	*	Envista Holdings Corp	54,360
623	*	Enzo Biochem, Inc	1,639
1,209	*	Evolent Health, Inc	10,941
995	*	Genesis Health Care, Inc	1,632
665	*	GenMark Diagnostics, Inc	3,199
627	*	Glaukos Corp	34,153
1,419	*	Globus Medical, Inc	83,551
607	*	Guardant Health, Inc	47,431
886	*	Haemonetics Corp	101,801
636	*	Hanger Inc	17,560
4,916		HCA Healthcare, Inc	726,634
150	*	Health Catalyst, Inc	5,205

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,277	*	HealthEquity, Inc	$94,587
399	*	HealthStream, Inc	10,853
2,677	*	Henry Schein, Inc	178,609
99	*	Heska Corp	9,498
1,196		Hill-Rom Holdings, Inc	135,782
1,770	*	HMS Holdings Corp	52,392
4,675	*	Hologic, Inc	244,082
2,402		Humana, Inc	880,381
362	*	ICU Medical, Inc	67,737
1,514	*	IDEXX Laboratories, Inc	395,351
263	*	Inogen, Inc	17,971
2,057	*	Inovalon Holdings, Inc	38,713
423	*	Inspire Medical Systems, Inc	31,391
1,070	*	Insulet Corp	183,184
572	*	Integer Holding Corp	46,006
1,499	*	Integra LifeSciences Holdings Corp	87,362
100	*	IntriCon Corp	1,800
2,101	*	Intuitive Surgical, Inc	1,242,006
2,116		Invacare Corp	19,086
383	*	iRhythm Technologies, Inc	26,078
1,743	*	Laboratory Corp of America Holdings	294,863
754	*	Lantheus Holdings, Inc	15,465
236		LeMaitre Vascular, Inc	8,484
490	*	LHC Group, Inc	67,502
970	*	LivaNova plc	73,167
264	*	Livongo Health, Inc	6,616
426	*	Magellan Health Services, Inc	33,335
849	*	Masimo Corp	134,193
3,381		McKesson Corp	467,660
1,988	*	MEDNAX, Inc	55,247
24,540		Medtronic plc	2,784,063
646		Meridian Bioscience, Inc	6,311
985	*	Merit Medical Systems, Inc	30,752
49		Mesa Laboratories, Inc	12,221
1,120	*	Molina Healthcare, Inc	151,973
173		National Healthcare Corp	14,952
208		National Research Corp	13,716
500	*	Natus Medical, Inc	16,495
1,021	*	Neogen Corp	66,630
771	*	Neuronetics, Inc	3,462
613	*	Nevro Corp	72,052
818	*	NextGen Healthcare, Inc	13,145
1,622	*	Novocure Ltd	136,686
1,047	*	NuVasive, Inc	80,975
758	*	Omnicell, Inc	61,944
545	*,e	OptimizeRx Corp	5,597
1,877	*	Option Care Health, Inc	7,001
873	*	OraSure Technologies, Inc	7,010
267	*	Orthofix Medical Inc	12,330
112	*	OrthoPediatrics Corp	5,263
1,103		Owens & Minor, Inc	5,703
1,530		Patterson Cos, Inc	31,334
524	*	Pennant Group, Inc	17,329
597	*	Penumbra, Inc	98,069
578	*,e	PetIQ, Inc	14,479
1,204	*	Premier, Inc	45,608
214	*,e	Progyny, Inc	5,874
199	*	Providence Service Corp	11,777
200	*,e	Pulse Biosciences, Inc	2,682
2,406		Quest Diagnostics, Inc	256,937
665	*	Quidel Corp	49,895
1,555	*	R1 RCM, Inc	20,184
576	*	RadNet, Inc	11,693
2,601		Resmed, Inc	403,077
9,576	*,e	Rockwell Medical, Inc	23,365
837	*	RTI Surgical Holdings Inc	2,293

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

250	*	SeaSpine Holdings Corp	$3,003
1,678	*	Select Medical Holdings Corp	39,165
1,097	*,e	Senseonics Holdings, Inc	1,005
594	*	Shockwave Medical Inc	26,088
141	*	SI-BONE, Inc	3,032
1,519	*	Sientra, Inc	13,580
206	*	Silk Road Medical Inc	8,318
166		Simulations Plus, Inc	4,826
646	*	Staar Surgical Co	22,720
1,527		STERIS plc	232,745
6,282		Stryker Corp	1,318,843
328	*	Surgery Partners, Inc	5,135
300	*	SurModics, Inc	12,429
280	*,e	Tabula Rasa HealthCare, Inc	13,630
280	*	Tactile Systems Technology, Inc	18,903
1,167	*	Tandem Diabetes Care, Inc	69,565
1,254	*,e	Teladoc, Inc	104,985
818		Teleflex, Inc	307,928
2,181	*	Tenet Healthcare Corp	82,943
668	*	Tivity Health, Inc	13,590
378	*	Triple-S Management Corp (Class B)	6,989
17,284		UnitedHealth Group, Inc	5,081,150
1,522		Universal Health Services, Inc (Class B)	218,346
187		US Physical Therapy, Inc	21,383
49		Utah Medical Products, Inc	5,287
587	*	Varex Imaging Corp	17,498
1,737	*	Varian Medical Systems, Inc	246,671
2,283	*	Veeva Systems, Inc	321,127
2,186	*	ViewRay, Inc	9,225
433	*	Vocera Communications, Inc	8,989
945	*	WellCare Health Plans, Inc	312,048
1,346		West Pharmaceutical Services, Inc	202,344
2,118	*	Wright Medical Group NV	64,557
3,694		Zimmer Biomet Holdings, Inc	552,918
762	e	Zynex Inc	5,997

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	36,911,906

HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
722	*	BellRing Brands, Inc	15,372
160	*	Central Garden & Pet Co	4,971
580	*	Central Garden and Pet Co (Class A)	17,029
4,520		Church & Dwight Co, Inc	317,937
2,289		Clorox Co	351,453
15,408		Colgate-Palmolive Co	1,060,687
5,109		Coty, Inc	57,476
893	*	Edgewell Personal Care Co	27,647
326	*	elf Beauty, Inc	5,258
1,356		Energizer Holdings, Inc	68,098
4,009		Estee Lauder Cos (Class A)	828,019
1,810	*	Herbalife Nutrition Ltd	86,283
253		Inter Parfums, Inc	18,396
6,327		Kimberly-Clark Corp	870,279
160	e	Medifast, Inc	17,533
140	*	Nature’s Sunshine Products, Inc	1,250
992		Nu Skin Enterprises, Inc (Class A)	40,652
80		Oil-Dri Corp of America	2,900
45,204		Procter & Gamble Co	5,645,979
185	*,e	Revlon, Inc (Class A)	3,963
808		Spectrum Brands Holdings, Inc	51,946
180	*	USANA Health Sciences, Inc	14,139
266		WD-40 Co	51,641

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	9,558,908

INSURANCE - 4.0%
13,450		Aflac, Inc	711,505

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

257	*	Alleghany Corp	$205,489
5,930		Allstate Corp	666,828
699	*	AMBAC Financial Group, Inc	15,077
1,557		American Equity Investment Life Holding Co	46,601
1,392		American Financial Group, Inc	152,633
15,911		American International Group, Inc	816,712
234		American National Insurance Co	27,537
299		Amerisafe, Inc	19,743
4,270		Aon plc	889,398
6,987	*	Arch Capital Group Ltd	299,672
509		Argo Group International Holdings Ltd	33,467
3,466		Arthur J. Gallagher & Co	330,067
1,164		Assurant, Inc	152,577
1,876		Assured Guaranty Ltd	91,962
2,832	*	Athene Holding Ltd	133,189
8,260		AXA Equitable Holdings, Inc	204,683
1,578		Axis Capital Holdings Ltd	93,796
35,775	*	Berkshire Hathaway, Inc (Class B)	8,103,038
2,357	*	Brighthouse Financial, Inc	92,465
4,413		Brown & Brown, Inc	174,225
8,206		Chubb Ltd	1,277,346
2,719		Cincinnati Financial Corp	285,903
712	*,e	Citizens, Inc (Class A)	4,806
873		CNA Financial Corp	39,119
2,753		Conseco, Inc	49,912
143		Donegal Group, Inc (Class A)	2,119
494	*	eHealth, Inc	47,464
488		Employers Holdings, Inc	20,374
247	*	Enstar Group Ltd	51,094
436		Erie Indemnity Co (Class A)	72,376
779		Everest Re Group Ltd	215,658
150		FBL Financial Group, Inc (Class A)	8,839
201		FedNat Holding Co	3,343
4,735		Fidelity National Financial Inc	214,732
1,977		First American Financial Corp	115,299
7,677	*	Genworth Financial, Inc (Class A)	33,779
104		Global Indemnity Ltd	3,082
1,976		Globe Life, Inc	207,974
161	e	Goosehead Insurance, Inc	6,826
463	*	Greenlight Capital Re Ltd (Class A)	4,681
198	*	Hallmark Financial Services	3,479
792		Hanover Insurance Group, Inc	108,243
6,514		Hartford Financial Services Group, Inc	395,856
121		HCI Group, Inc	5,524
161	*,e	Health Insurance Innovations, Inc	3,106
362		Heritage Insurance Holdings, Inc	4,796
637		Horace Mann Educators Corp	27,811
90		Independence Holding Co	3,787
23		Investors Title Co	3,662
648		James River Group Holdings Ltd	26,704
1,193		Kemper Corp	92,458
347		Kinsale Capital Group, Inc	35,276
3,740		Lincoln National Corp	220,697
4,645		Loews Corp	243,816
254	*	Markel Corp	290,365
9,246		Marsh & McLennan Cos, Inc	1,030,097
2,003	*	MBIA, Inc	18,628
429		Mercury General Corp	20,905
14,407		Metlife, Inc	734,325
1,362		National General Holdings Corp	30,100
35		National Western Life Group, Inc	10,181
158	*	NI Holdings, Inc	2,718
5,185		Old Republic International Corp	115,988
227	*	Palomar Holdings, Inc	11,461
727		Primerica, Inc	94,917
5,023		Principal Financial Group	276,265

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

820		ProAssurance Corp	$29,635
10,610		Progressive Corp	768,058
144		Protective Insurance Corp	2,317
7,533		Prudential Financial, Inc	706,143
1,153		Reinsurance Group of America, Inc (Class A)	188,008
771		RenaissanceRe Holdings Ltd	151,131
600		RLI Corp	54,012
227		Safety Insurance Group, Inc	21,004
1,030		Selective Insurance Group, Inc	67,146
243		State Auto Financial Corp	7,538
351		Stewart Information Services Corp	14,317
1,153	*	Third Point Reinsurance Ltd	12,130
433		Tiptree Inc	3,525
4,690		Travelers Cos, Inc	642,296
342	*,e	Trupanion, Inc	12,811
338		United Fire Group Inc	14,781
255		United Insurance Holdings Corp	3,216
503		Universal Insurance Holdings, Inc	14,079
3,600		Unum Group	104,976
2,789		Voya Financial, Inc	170,073
2,544		W.R. Berkley Corp	175,790
347	*	Watford Holdings Ltd	8,731
56		White Mountains Insurance Group Ltd	62,469
2,398		Willis Towers Watson plc	484,252

		TOTAL INSURANCE	23,454,993

MATERIALS - 2.8%
324	e	Advanced Emissions Solutions, Inc	3,402
461	*	AdvanSix, Inc	9,202
4,010		Air Products & Chemicals, Inc	942,310
6,324	*	AK Steel Holding Corp	20,806
1,889		Albemarle Corp	137,973
3,306	*	Alcoa Corp	71,112
2,222	*	Allegheny Technologies, Inc	45,907
429		American Vanguard Corp	8,353
2,424	*,e	Amyris, Inc	7,490
1,296		Aptargroup, Inc	149,844
271		Ardagh Group S.A.	5,306
1,151		Ashland Global Holdings, Inc	88,086
1,514		Avery Dennison Corp	198,061
3,978	*	Axalta Coating Systems Ltd	120,931
485		Balchem Corp	49,291
5,898		Ball Corp	381,424
2,289	*	Berry Global Group, Inc	108,705
597		Boise Cascade Co	21,808
953		Cabot Corp	45,287
723		Carpenter Technology Corp	35,991
2,318		Celanese Corp (Series A)	285,392
831	*	Century Aluminum Co	6,245
3,995		CF Industries Holdings, Inc	190,721
111		Chase Corp	13,151
2,911		Chemours Co	52,660
261	*	Clearwater Paper Corp	5,575
4,904	e	Cleveland-Cliffs, Inc	41,194
6,019	*	Coeur Mining, Inc	48,634
1,801		Commercial Metals Co	40,108
532		Compass Minerals International, Inc	32,431
13,770		Corteva, Inc	407,041
2,327	*	Crown Holdings, Inc	168,801
976		Domtar Corp	37,322
13,829		Dow, Inc	756,861
13,412		DuPont de Nemours, Inc	861,050
926		Eagle Materials, Inc	83,951
2,397		Eastman Chemical Co	189,986
4,548		Ecolab, Inc	877,719

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,394	*	Element Solutions, Inc	$39,642
1,255	*	Ferro Corp	18,612
1,000	*,†	Ferroglobe plc	0
835	*	Flotek Industries, Inc	1,670
2,478		FMC Corp	247,354
325	*	Forterra, Inc	3,757
25,598		Freeport-McMoRan, Inc (Class B)	335,846
400		FutureFuel Corp	4,956
1,119	*	GCP Applied Technologies, Inc	25,412
816		Gold Resource Corp	4,521
4,828		Graphic Packaging Holding Co	80,386
395		Greif, Inc (Class A)	17,459
87		Greif, Inc (Class B)	4,504
784		H.B. Fuller Co	40,431
142		Hawkins, Inc	6,505
193		Haynes International, Inc	6,906
13,685		Hecla Mining Co	46,392
3,508		Huntsman Corp	84,753
823	*	Ingevity Corp	71,914
294		Innophos Holdings, Inc	9,402
373		Innospec, Inc	38,583
1,890	e	International Flavors & Fragrances, Inc	243,848
7,037		International Paper Co	324,054
1,493	*	Intrepid Potash, Inc	4,046
261		Kaiser Aluminum Corp	28,942
315	*	Koppers Holdings, Inc	12,039
468	*	Kraton Corp	11,850
357		Kronos Worldwide, Inc	4,784
9,785		Linde plc	2,083,226
2,532	*	Livent Corp	21,649
2,555		Louisiana-Pacific Corp	75,807
406	*	LSB Industries, Inc	1,705
4,960		LyondellBasell Industries NV	468,621
8,475	*	Marrone Bio Innovations, Inc	8,560
1,122		Martin Marietta Materials, Inc	313,756
300		Materion Corp	17,835
741		Minerals Technologies, Inc	42,704
6,456		Mosaic Co	139,708
371		Myers Industries, Inc	6,188
257		Neenah Inc	18,100
163		NewMarket Corp	79,303
15,195		Newmont Goldcorp Corp	660,223
3,868	*	Novagold Resources Inc	34,657
5,438		Nucor Corp	306,051
3,054		Olin Corp	52,681
163		Olympic Steel, Inc	2,921
694	*	Omnova Solutions, Inc	7,016
1,050		Orion Engineered Carbons SA	20,265
1,735		Packaging Corp of America	194,303
658		PH Glatfelter Co	12,041
1,269		PolyOne Corp	46,686
4,390		PPG Industries, Inc	586,021
1,638	*	PQ Group Holdings, Inc	28,141
201		Quaker Chemical Corp	33,069
1,995	*,e	Ramaco Resources, Inc	7,142
877		Rayonier Advanced Materials, Inc	3,368
1,275		Reliance Steel & Aluminum Co	152,694
1,100		Royal Gold, Inc	134,475
2,444		RPM International, Inc	187,601
272	*	Ryerson Holding Corp	3,218
421		Schnitzer Steel Industries, Inc (Class A)	9,127
855		Schweitzer-Mauduit International, Inc	35,901
716		Scotts Miracle-Gro Co (Class A)	76,025
2,697		Sealed Air Corp	107,421
907		Sensient Technologies Corp	59,944
1,484		Sherwin-Williams Co	865,973

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,660		Silgan Holdings, Inc	$51,593
1,952		Sonoco Products Co	120,477
1,781		Southern Copper Corp (NY)	75,657
3,643		Steel Dynamics, Inc	124,008
466		Stepan Co	47,737
1,996	*	Summit Materials, Inc	47,704
1,010		SunCoke Energy, Inc	6,292
146	*	Synalloy Corp	1,885
717	*	TimkenSteel Corp	5,636
322	*	Trecora Resources	2,302
394		Tredegar Corp	8,806
733		Trinseo S.A.	27,275
1,458		Tronox Holdings plc	16,650
97	*	UFP Technologies, Inc	4,812
30		United States Lime & Minerals, Inc	2,709
3,129	e	United States Steel Corp	35,702
238	*	US Concrete, Inc	9,915
592		Valhi, Inc	1,107
3,859		Valvoline, Inc	82,621
1,196	*	Verso Corp	21,564
2,303		Vulcan Materials Co	331,609
1,163		Warrior Met Coal, Inc	24,574
559		Westlake Chemical Corp	39,214
4,647		WestRock Co	199,403
702		Worthington Industries, Inc	29,610
1,011		WR Grace and Co	70,618

		TOTAL MATERIALS	16,562,305

MEDIA & ENTERTAINMENT - 7.5%
13,983		Activision Blizzard, Inc	830,870
5,476	*	Alphabet, Inc (Class A)	7,334,500
5,474	*	Alphabet, Inc (Class C)	7,318,847
5,822	*	Altice USA, Inc	159,173
855	e	AMC Entertainment Holdings, Inc	6,190
741	*	AMC Networks, Inc	29,270
8	*	Baudax Bio, Inc	55
698	*,e	Boston Omaha Corp	14,686
72		Cable One, Inc	107,170
339	*,e	Cardlytics, Inc	21,310
253	*	Care.com, Inc	3,803
1,307	*	Cargurus, Inc	45,980
1,131	*	Cars.com, Inc	13,821
1,847	*	Central European Media Enterprises Ltd (Class A) (NASDAQ)	8,367
2,805	*	Charter Communications, Inc	1,360,649
2,021		Cinemark Holdings, Inc	68,411
566	*	Clear Channel	1,619
82,367		Comcast Corp (Class A)	3,704,044
17	*,e	Daily Journal Corp	4,937
2,011	*	DHI Group, Inc	6,053
2,851	*,e	Discovery, Inc (Class A)	93,342
6,690	*	Discovery, Inc (Class C)	203,978
4,935	*	DISH Network Corp (Class A)	175,044
5,416	*	Electronic Arts, Inc	582,274
235		Emerald Expositions Events, Inc	2,479
2,184		Entercom Communications Corp (Class A)	10,134
1,005		Entravision Communications Corp (Class A)	2,633
454	*,e	Eros International plc	1,539
641	*	Eventbrite Inc	12,929
160	*	EverQuote Inc	5,496
916		EW Scripps Co (Class A)	14,390
43,706	*	Facebook, Inc	8,970,656
1,809	*	Fluent, Inc	4,523
6,424		Fox Corp (Class A)	238,138
2,830		Fox Corp (Class B)	103,012
1,762	e	Gannett Co, Inc	11,242

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,815	*	GCI Liberty, Inc	$128,593
1,606	*	Glu Mobile, Inc	9,716
1,876	*	Gray Television, Inc	40,221
248	*	Hemisphere Media Group, Inc	3,683
1,354	*	IAC/InterActiveCorp	337,295
902	*	Imax Corp	18,428
7,004		Interpublic Group of Cos, Inc	161,792
693		John Wiley & Sons, Inc (Class A)	33,624
170	*	Liberty Braves Group (Class A)	5,041
525	*	Liberty Braves Group (Class C)	15,509
542	*	Liberty Broadband Corp (Class A)	67,512
1,881	*	Liberty Broadband Corp (Class C)	236,536
681	*	Liberty Latin America Ltd (Class A)	13,143
1,811	*	Liberty Latin America Ltd (Class C)	35,242
398	*	Liberty Media Group (Class A)	17,424
3,565	*	Liberty Media Group (Class C)	163,865
1,775	*	Liberty SiriusXM Group (Class A)	85,804
2,800	*	Liberty SiriusXM Group (Class C)	134,792
1,108	*	Liberty TripAdvisor Holdings, Inc	8,144
786	*	Lions Gate Entertainment Corp (Class A)	8,379
1,548	*	Lions Gate Entertainment Corp (Class B)	15,372
2,286	*	Live Nation, Inc	163,380
439	*,e	LiveXLive Media, Inc	678
200	*	Loral Space & Communications, Inc	6,464
336	*	Madison Square Garden Co	98,848
294		Marcus Corp	9,340
1,051	*,e	Match Group, Inc	86,298
1,000	*	MDC Partners, Inc	2,780
1,034	*	Meet Group, Inc	5,180
597	e	Meredith Corp	19,385
934	*,e	MSG Networks, Inc	16,252
970		National CineMedia, Inc	7,071
7,703	*	NetFlix, Inc	2,492,460
2,867		New York Times Co (Class A)	92,231
6,379		News Corp (Class A)	90,199
1,884		News Corp (Class B)	27,337
706		Nexstar Media Group Inc	82,779
2,868		O-I Glass, Inc	34,215
3,956		Omnicom Group, Inc	320,515
1,085	*	QuinStreet, Inc	16,611
444	*	Reading International, Inc	4,968
1,563	*	Roku, Inc	209,286
279	*	Rosetta Stone, Inc	5,061
51		Saga Communications, Inc	1,550
438		Scholastic Corp	16,841
1,071		Sinclair Broadcast Group, Inc (Class A)	35,707
25,109		Sirius XM Holdings, Inc	179,529
2,090	*	Spotify Technology S.A.	312,560
2,057	*	Take-Two Interactive Software, Inc	251,839
317	*	TechTarget, Inc	8,274
4,451		TEGNA, Inc	74,287
511	*	Travelzoo, Inc	5,468
414		Tribune Publishing Co	5,448
1,758		TripAdvisor, Inc	53,408
963	*	TrueCar, Inc	4,574
13,717	*	Twitter, Inc	439,630
89		ViacomCBS, Inc (Class A)	3,993
10,128		ViacomCBS, Inc (Class B)	425,072
31,929		Walt Disney Co	4,617,891
341	*	WideOpenWest, Inc	2,530
894	e	World Wrestling Entertainment, Inc (Class A)	57,994
1,209	*	Yelp, Inc	42,109
1,170	*	Zillow Group, Inc (Class A)	53,516
2,300	*,e	Zillow Group, Inc (Class C)	105,662

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

14,756	*	Zynga, Inc	$90,307

		TOTAL MEDIA & ENTERTAINMENT	43,591,206

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.8%
27,041		AbbVie, Inc	2,394,210
2,140	*	Abeona Therapeutics, Inc	6,998
2,077	*	Acadia Pharmaceuticals, Inc	88,854
406	*,e	Accelerate Diagnostics, Inc	6,861
843	*	Acceleron Pharma, Inc	44,696
1,942	*,e	Acer Therapeutics Inc	7,787
3,580	*	Achillion Pharmaceuticals, Inc	21,587
319	*,e	Aclaris Therapeutics, Inc	603
12,358	*	Acorda Therapeutics, Inc	25,210
1,628	*	Adamas Pharmaceuticals, Inc	6,170
295	*	Adaptive Biotechnologies Corp	8,826
883	*	Adverum Biotechnologies, Inc	10,172
1,425	*	Aeglea BioTherapeutics, Inc	10,887
702	*	Aerie Pharmaceuticals, Inc	16,967
1,104	*,e	Agenus, Inc	4,493
2,172	*,e	AgeX Therapeutics, Inc	3,953
5,650		Agilent Technologies, Inc	482,001
823	*	Agios Pharmaceuticals, Inc	39,298
554	*	Aimmune Therapeutics, Inc	18,542
239	*,e	Akcea Therapeutics, Inc	4,049
2,885	*	Akebia Therapeutics, Inc	18,233
1,391	*	Akorn, Inc	2,086
147	*	Albireo Pharma, Inc	3,737
1,801	*,†	Alder Biopharmaceuticals Inc	1,585
355	*	Aldeyra Therapeutics, Inc	2,063
536	*	Alector, Inc	9,235
3,746	*	Alexion Pharmaceuticals, Inc	405,130
2,871	*	Alkermes plc	58,568
327	*,e	Allakos, Inc	31,183
6,014		Allergan plc	1,149,696
897	*,e	Allogene Therapeutics, Inc	23,304
1,930	*	Alnylam Pharmaceuticals, Inc	222,278
533	*,e	AMAG Pharmaceuticals, Inc	6,487
10,964		Amgen, Inc	2,643,092
4,081	*	Amicus Therapeutics, Inc	39,749
2,013	*	Amneal Pharmaceuticals, Inc	9,703
552	*	Amphastar Pharmaceuticals, Inc	10,648
305	*	AnaptysBio, Inc	4,956
2,425	*,e	Anavex Life Sciences Corp	6,281
121	*	ANI Pharmaceuticals, Inc	7,462
216	*	Anika Therapeutics, Inc	11,200
1,139	*	Apellis Pharmaceuticals, Inc	34,876
524	*	Arcus Biosciences, Inc	5,292
449	*	Ardelyx, Inc	3,370
884	*	Arena Pharmaceuticals, Inc	40,151
1,796	*	Arqule, Inc	35,848
1,723	*	Arrowhead Pharmaceuticals Inc	109,290
357	*	Arvinas, Inc	14,669
216	*	Assembly Biosciences, Inc	4,419
928	*	Assertio Therapeutics, Inc	1,160
719	*	Atara Biotherapeutics, Inc	11,842
673	*	Athenex, Inc	10,277
1,583	*,e	Athersys, Inc	1,947
771	*	Audentes Therapeutics, Inc	46,137
5,745	*	Avantor, Inc	104,272
813	*	Avid Bioservices, Inc	6,236
621	*	Avrobio, Inc	12,501
427	*,e	Axsome Therapeutics, Inc	44,135
7,507	*	BioCryst Pharmaceuticals, Inc	25,899
1,476	*	BioDelivery Sciences International, Inc	9,328
3,289	*	Biogen Inc	975,945

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

710	*	Biohaven Pharmaceutical Holding Co Ltd	$38,652
3,009	*	BioMarin Pharmaceutical, Inc	254,411
379	*	Bio-Rad Laboratories, Inc (Class A)	140,241
89	*	Biospecifics Technologies Corp	5,068
657		Bio-Techne Corp	144,218
763	*,e	Bioxcel Therapeutics Inc	11,147
961	*	Bluebird Bio, Inc	84,328
859	*	Blueprint Medicines Corp	68,814
397	*	Bridgebio Pharma, Inc	13,915
42,762		Bristol-Myers Squibb Co	2,744,893
1,641		Bruker BioSciences Corp	83,642
470	*	Calithera Biosciences, Inc	2,684
3,090	*,e	Calyxt, Inc	21,661
425	*,e	Cara Therapeutics, Inc	6,847
744	*	CareDx, Inc	16,048
807	*	CASI Pharmaceuticals, Inc	2,494
2,649	*	Catalent, Inc	149,139
379	*	Catalyst Pharmaceuticals, Inc	1,421
102	*	Celcuity, Inc	1,085
776	*,e	Cellular Biomedicine Group, Inc	12,602
1,113	*,e	CEL-SCI Corp	10,184
1,640	*	Cerecor Inc	8,840
837	*	Charles River Laboratories International, Inc	127,860
2,254	*	Checkpoint Therapeutics Inc	3,877
980	*	ChemoCentryx, Inc	38,759
1,052	*	Chiasma, Inc	5,218
913	*	Chimerix, Inc	1,853
3,917	*,e	ChromaDex Corp	16,882
2,508	*,e	Clovis Oncology, Inc	26,146
646	*	Codexis, Inc	10,330
1,388	*	Coherus Biosciences, Inc	24,991
351	*	Collegium Pharmaceutical, Inc	7,224
271	*	Concert Pharmaceuticals, Inc	2,500
281	*	Constellation Pharmaceuticals, Inc	13,238
708	*,e	Corbus Pharmaceuticals Holdings, Inc	3,866
1,401	*	Corcept Therapeutics, Inc	16,952
478	*,†,e	Corium International, Inc	86
1,038	*,e	CorMedix Inc	7,557
206	*	Cortexyme Inc	11,565
107	*,e	Crinetics Pharmaceuticals, Inc	2,685
320	*	Cue Biopharma, Inc	5,080
949	*	Cymabay Therapeutics, Inc	1,860
639	*	Cytokinetics, Inc	6,780
459	*	CytomX Therapeutics, Inc	3,814
610	*	Deciphera Pharmaceuticals, Inc	37,966
957	*,e	Denali Therapeutics, Inc	16,671
587	*,e	Dermira, Inc	8,899
716	*	Dicerna Pharmaceuticals, Inc	15,773
3,228	*,e	Dynavax Technologies Corp	18,464
122	*	Eagle Pharmaceuticals, Inc	7,330
736	*	Editas Medicine, Inc	21,793
279	*,e	Eidos Therapeutics, Inc	16,012
426	*	Eiger BioPharmaceuticals, Inc	6,347
6,576	*	Elanco Animal Health, Inc	193,663
15,454		Eli Lilly & Co	2,031,119
1,184	*,e	Eloxx Pharmaceuticals, Inc	8,714
709	*	Emergent Biosolutions, Inc	38,251
232	*	Enanta Pharmaceuticals, Inc	14,333
3,476	*	Endo International plc	16,302
1,795	*	Epizyme, Inc	44,157
623	*	Esperion Thereapeutics, Inc	37,149
231	*,e	Evelo Biosciences, Inc	938
159	*,e	Evolus, Inc	1,935
2,497	*	Exact Sciences Corp	230,923
5,221	*	Exelixis, Inc	91,994

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,064	*,e	EyePoint Pharmaceuticals Inc	$7,849
835	*	Fate Therapeutics, Inc	16,341
1,241	*	FibroGen, Inc	53,226
428	*	Five Prime Therapeutics, Inc	1,965
438	*,e	Flexion Therapeutics, Inc	9,067
1,214	*	Fluidigm Corp	4,225
671	*	Forty Seven, Inc	26,417
626	*	G1 Therapeutics, Inc	16,545
7,757	*,e	Geron Corp	10,550
22,976		Gilead Sciences, Inc	1,492,980
1,063	*	Global Blood Therapeutics, Inc	84,498
541	*	GlycoMimetics, Inc	2,862
1,085	*	Gossamer Bio, Inc	16,959
815	*,e	Gritstone Oncology, Inc	7,311
2,005	*	Halozyme Therapeutics, Inc	35,549
643	*	Harpoon Therapeutics, Inc	9,510
1,027	*,e	Heron Therapeutics, Inc	24,134
188	*	Homology Medicines, Inc	3,892
3,657	*	Horizon Therapeutics Plc	132,383
2,690	*	Illumina, Inc	892,381
6,462	*	Immunogen, Inc	32,988
3,050	*	Immunomedics, Inc	64,538
3,064	*	Incyte Corp	267,548
1,186	*	Innoviva, Inc	16,794
1,045	*,e	Inovio Pharmaceuticals, Inc	3,448
1,335	*,e	Insmed, Inc	31,880
1,074	*,e	Intellia Therapeutics, Inc	15,756
353	*,e	Intercept Pharmaceuticals, Inc	43,744
388	*	Intersect ENT, Inc	9,661
527	*	Intra-Cellular Therapies, Inc	18,081
861	*,e	Intrexon Corp	4,718
1,569	*,e	Invitae Corp	25,308
2,281	*	Ionis Pharmaceuticals, Inc	137,795
2,163	*	Iovance Biotherapeutics, Inc	59,872
3,180	*	IQVIA Holdings, Inc	491,342
2,083	*	Ironwood Pharmaceuticals, Inc	27,725
1,055	*	Jazz Pharmaceuticals plc	157,490
48,581		Johnson & Johnson	7,086,510
3,171	*	Jounce Therapeutics, Inc	27,683
5,400	*	Kadmon Holdings, Inc	24,462
1,521	*,e	Kala Pharmaceuticals, Inc	5,612
390	*	KalVista Pharmaceuticals Inc	6,946
83	*,e	Karuna Therapeutics, Inc	6,253
1,858	*	Karyopharm Therapeutics, Inc	35,618
1,049	*	Kezar Life Sciences, Inc	4,206
337	*	Kindred Biosciences, Inc	2,858
99	*	Kiniksa Pharmaceuticals Ltd	1,095
702	*	Kodiak Sciences, Inc	50,509
199	*	Krystal Biotech Inc	11,021
217	*	Kura Oncology, Inc	2,984
1,211	*,e	La Jolla Pharmaceutical Co	4,759
429	*,e	Lannett Co, Inc	3,784
657	*,e	Lexicon Pharmaceuticals, Inc	2,727
305	*	Ligand Pharmaceuticals, Inc (Class B)	31,808
8,759	*,e	Lineage Cell Therapeutics, Inc	7,795
674	*	LogicBio Therapeutics, Inc	4,853
628		Luminex Corp	14,544
515	*	MacroGenics, Inc	5,603
93	*	Madrigal Pharmaceuticals, Inc	8,473
999	*	Magenta Therapeutics, Inc	15,145
369	*,e	Mallinckrodt plc	1,288
2,279	*,e	MannKind Corp	2,940
2,772	*	Marinus Pharmaceuticals, Inc	5,988
1,388	*,e	Medicines Co	117,897
458	*,e	MediciNova, Inc	3,087
535	*	Medpace Holdings, Inc	44,972

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

206	*	MeiraGTx Holdings plc	$4,124
98	*	Menlo Therapeutics, Inc	455
46,467		Merck & Co, Inc	4,226,174
2,722	*	Mersana Therapeutics, Inc	15,597
425	*	Mettler-Toledo International, Inc	337,144
553	*	Minerva Neurosciences, Inc	3,932
495	*	Mirati Therapeutics, Inc	63,786
3,647	*,e	Moderna, Inc	71,335
1,020	*	Molecular Templates, Inc	14,265
2,222	*	Momenta Pharmaceuticals, Inc	43,840
2,333	*	Mustang Bio, Inc	9,519
9,534	*	Mylan NV	191,633
783	*	MyoKardia, Inc	57,069
1,012	*	Myriad Genetics, Inc	27,557
771	*	NanoString Technologies, Inc	21,449
984	*	Natera, Inc	33,151
3,021	*	Nektar Therapeutics	65,208
1,622	*	NeoGenomics, Inc	47,443
1,725	*,e	Neon Therapeutics, Inc	2,035
1,620	*	Neurocrine Biosciences, Inc	174,134
255	*	NextCure Inc	14,364
443	*,e	NGM Biopharmaceuticals Inc	8,191
538	*,e	Novavax, Inc	2,141
362	*,e	Ocular Therapeutix, Inc	1,430
107	*	Odonate Therapeutics, Inc	3,472
652	*,e	Omeros Corp	9,187
2,006	*	Oncocyte Corp	4,513
5,196	*,e	Opko Health, Inc	7,638
258	*,e	Optinose, Inc	2,379
3,121	*	Pacific Biosciences of California, Inc	16,042
609	*	Pacira BioSciences Inc	27,588
14,286	*,e	Palatin Technologies, Inc	11,174
2,502	*,e	Paratek Pharmaceuticals, Inc	10,083
2,346	*	PDL BioPharma, Inc	7,613
1,920		PerkinElmer, Inc	186,432
2,143		Perrigo Co plc	110,707
527	*	Pfenex, Inc	5,786
101,743		Pfizer, Inc	3,986,291
293		Phibro Animal Health Corp	7,275
529	*	Pieris Pharmaceuticals, Inc	1,915
140	*,e	PolarityTE, Inc	364
1,084	*	Portola Pharmaceuticals, Inc	25,886
1,084	*	PRA Health Sciences, Inc	120,487
654	*	Precision BioSciences Inc	9,084
817	*	Prestige Consumer Healthcare, Inc.	33,088
424	*	Principia Biopharma, Inc	23,227
1,110	*	Progenics Pharmaceuticals, Inc	5,650
594	*	Prothena Corp plc	9,403
1,091	*	PTC Therapeutics, Inc	52,401
453	*	Puma Biotechnology, Inc	3,964
3,971	*	QIA GEN NV	134,220
141	*	Quanterix Corp	3,332
742	*	Ra Pharmaceuticals, Inc	34,822
582	*	Radius Health, Inc	11,733
446	*	Reata Pharmaceuticals, Inc	91,176
22	*	Recro Pharma, Inc	403
1,494	*	Regeneron Pharmaceuticals, Inc	560,967
641	*	REGENXBIO, Inc	26,262
918	*	Repligen Corp	84,915
560	*	Replimune Group, Inc	8,036
594	*	Retrophin, Inc	8,435
352	*	Revance Therapeutics, Inc	5,713
147	*	Rhythm Pharmaceuticals, Inc	3,375
1,863	*	Rigel Pharmaceuticals, Inc	3,987
856	*,e	Rocket Pharmaceuticals, Inc	19,483
1,149	*,e	Rubius Therapeutics, Inc	10,915

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

944	*	Sage Therapeutics, Inc	$68,147
1,935	*	Sangamo Therapeutics Inc	16,196
1,249	*	Sarepta Therapeutics, Inc	161,171
640	*	Scholar Rock Holding Corp	8,435
2,062	*	Seattle Genetics, Inc	235,604
3,177	*	Seres Therapeutics, Inc	10,961
842	*	SIGA Technologies, Inc	4,016
625	*,e	Solid Biosciences, Inc	2,781
5,304	*,e	Sorrento Therapeutics, Inc	17,928
1,594	*	Spectrum Pharmaceuticals, Inc	5,802
593	*	Spero Therapeutics, Inc	5,702
189	*	SpringWorks Therapeutics, Inc	7,275
334	*	Stemline Therapeutics, Inc	3,550
725	*	Supernus Pharmaceuticals, Inc	17,197
1,100	*	Syndax Pharmaceuticals, Inc	9,658
1,109	*	Syneos Health, Inc	65,958
1,588	*	Synlogic, Inc	4,097
174	*	Synthorx, Inc	12,161
1,268	*	Syros Pharmaceuticals, Inc	8,762
1,920	*,e	TG Therapeutics, Inc	21,312
2,459	*,e	TherapeuticsMD, Inc	5,951
661	*	Theravance Biopharma, Inc	17,113
7,291		Thermo Fisher Scientific, Inc	2,368,627
508	*	Translate Bio, Inc	4,135
650	*,e	Tricida, Inc	24,531
502	*	Turning Point Therapeutics Inc	31,270
373	*	Twist Bioscience Corp	7,833
4,055	*,e	Tyme Technologies, Inc	5,677
996	*	Ultragenyx Pharmaceutical, Inc	42,539
696	*	United Therapeutics Corp	61,304
415	*,e	UNITY Biotechnology, Inc	2,992
496	*,e	UroGen Pharma Ltd	16,552
677	*	Vanda Pharmaceuticals, Inc	11,110
818	*	Veracyte, Inc	22,839
597	*	Vericel Corp	10,388
843	*	Verrica Pharmaceuticals, Inc	13,395
4,621	*	Vertex Pharmaceuticals, Inc	1,011,768
1,907	*,e	Viking Therapeutics, Inc	15,294
593	*	Voyager Therapeutics, Inc	8,272
1,219	*	Waters Corp	284,819
504	*	WaVe Life Sciences Ltd	4,040
748	*	X4 Pharmaceuticals, Inc	8,004
344	*,e	XBiotech, Inc	6,421
743	*	Xencor, Inc	25,552
740	*	Xeris Pharmaceuticals, Inc	5,217
117	*	Y-mAbs Therapeutics, Inc	3,656
2,318	*,e	ZIOPHARM Oncology, Inc	10,941
8,758		Zoetis, Inc	1,159,121
629	*	Zogenix, Inc	32,790
638	*,e	Zynerba Pharmaceuticals, Inc	3,854

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	45,223,493

REAL ESTATE - 4.0%
1,300		Acadia Realty Trust	33,709
848		Agree Realty Corp	59,504
1,021		Alexander & Baldwin, Inc	21,400
57		Alexander’s, Inc	18,830
2,075		Alexandria Real Estate Equities, Inc	335,278
196	*	Altisource Portfolio Solutions S.A.	3,789
714		American Assets Trust, Inc	32,773
2,413		American Campus Communities, Inc	113,483
1,878		American Finance Trust, Inc	24,902
4,773		American Homes 4 Rent	125,100
8,032		American Tower Corp	1,845,914
3,797		Americold Realty Trust	133,123

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,760		Apartment Investment & Management Co	$142,554
4,063		Apple Hospitality REIT, Inc	66,024
1,769		Armada Hoffler Properties, Inc	32,461
1,645		Ashford Hospitality Trust, Inc	4,590
2,519		AvalonBay Communities, Inc	528,234
379		Bluerock Residential Growth REIT, Inc	4,567
2,732		Boston Properties, Inc	376,634
403		BraeMar Hotels & Resorts, Inc	3,599
2,649		Brandywine Realty Trust	41,722
5,555		Brixmor Property Group, Inc	120,044
881		Brookfield Property REIT, Inc	16,250
1,146		Brt Realty Trust	19,448
1,599		Camden Property Trust	169,654
1,679		CareTrust REIT, Inc	34,638
568		CatchMark Timber Trust, Inc	6,515
21,647		CBL & Associates Properties, Inc	22,729
6,225	*	CBRE Group, Inc	381,530
5,095		Cedar Realty Trust, Inc	15,030
572		Chatham Lodging Trust	10,490
262		CIM Commercial Trust Corp	3,799
471		City Office REIT, Inc	6,368
2,247		Clipper Realty, Inc	23,818
8,422		Colony Capital, Inc	40,004
1,903		Columbia Property Trust, Inc	39,792
544		Community Healthcare Trust, Inc	23,316
74		Consolidated-Tomoka Land Co	4,464
2,491		CoreCivic, Inc	43,294
185		CorEnergy Infrastructure Trust, Inc	8,271
675		CorePoint Lodging, Inc	7,209
582		Coresite Realty	65,254
2,132		Corporate Office Properties Trust	62,638
2,578		Cousins Properties, Inc	106,214
7,416		Crown Castle International Corp	1,054,184
3,658		CubeSmart	115,154
1,631	*	Cushman & Wakefield plc	33,338
2,071		CyrusOne, Inc	135,506
3,453		DiamondRock Hospitality Co	38,259
3,634		Digital Realty Trust, Inc	435,135
4,896		Diversified Healthcare Trust	41,322
2,632		Douglas Emmett, Inc	115,545
6,950		Duke Realty Corp	240,956
1,427		Easterly Government Properties, Inc	33,863
673		EastGroup Properties, Inc	89,287
3,012		Empire State Realty Trust, Inc	42,048
1,375		EPR Properties	97,130
1,553		Equinix, Inc	906,486
2,199		Equity Commonwealth	72,193
3,276		Equity Lifestyle Properties, Inc	230,598
6,666		Equity Residential	539,413
1,394		Essential Properties Realty Trust, Inc	34,585
1,175		Essex Property Trust, Inc	353,510
1,539	*,e	eXp World Holdings Inc	17,437
2,226		Extra Space Storage, Inc	235,110
482		Farmland Partners, Inc	3,268
1,347		Federal Realty Investment Trust	173,399
2,259		First Industrial Realty Trust, Inc	93,771
240	*	Forestar Group, Inc	5,004
1,235		Four Corners Property Trust, Inc	34,815
1,621		Franklin Street Properties Corp	13,876
874		Front Yard Residential Corp	10,785
102	*	FRP Holdings, Inc	5,081
3,570		Gaming and Leisure Properties, Inc	153,688
2,553		Geo Group, Inc	42,405
763		Getty Realty Corp	25,080
475		Gladstone Commercial Corp	10,383
1,177		Gladstone Land Corp	15,266

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,049		Global Medical REIT, Inc	$27,108
1,848		Global Net Lease, Inc	37,477
775		Hannon Armstrong Sustainable Infrastructure Capital, Inc	24,940
2,421		Healthcare Realty Trust, Inc	80,789
3,603		Healthcare Trust of America, Inc	109,099
8,293		Healthpeak Properties Inc	285,860
697		Hersha Hospitality Trust	10,141
1,796		Highwoods Properties, Inc	87,842
12,997		Host Hotels and Resorts, Inc	241,094
692	*	Howard Hughes Corp	87,746
2,438		Hudson Pacific Properties	91,791
2,499		Independence Realty Trust, Inc	35,186
1,873		Industrial Logistics Properties Trust	41,993
440		Innovative Industrial Properties, Inc	33,383
192		Investors Real Estate Trust	13,920
9,619		Invitation Homes, Inc	288,281
4,939		Iron Mountain, Inc	157,406
1,070		iStar Inc	15,526
2,053		JBG SMITH Properties	81,894
145		Jernigan Capital, Inc	2,775
940		Jones Lang LaSalle, Inc	163,645
2,137		Kennedy-Wilson Holdings, Inc	47,655
1,970		Kilroy Realty Corp	165,283
7,240		Kimco Realty Corp	149,940
1,264		Kite Realty Group Trust	24,686
1,519		Lamar Advertising Co	135,586
5,428		Lexington Realty Trust	57,645
2,619		Liberty Property Trust	157,271
858		Life Storage, Inc	92,904
917		LTC Properties, Inc	41,054
2,511		Macerich Co	67,596
1,437		Mack-Cali Realty Corp	33,238
406	*	Marcus & Millichap, Inc	15,124
169	*	Maui Land & Pineapple Co, Inc	1,901
9,371		Medical Properties Trust, Inc	197,822
2,012		Mid-America Apartment Communities, Inc	265,302
2,033		Monmouth Real Estate Investment Corp (Class A)	29,438
885		National Health Investors, Inc	72,110
2,924		National Retail Properties, Inc	156,785
1,008		National Storage Affiliates Trust	33,889
3,834		New Senior Investment Group, Inc	29,330
2,520		Newmark Group, Inc	33,907
738		NexPoint Residential Trust, Inc	33,210
1,200		Office Properties Income Trust	38,568
3,652		Omega Healthcare Investors, Inc	154,662
251		One Liberty Properties, Inc	6,825
2,970		Outfront Media, Inc	79,655
3,099		Paramount Group, Inc	43,138
4,260		Park Hotels & Resorts, Inc	110,206
2,135		Pebblebrook Hotel Trust	57,239
3,353		Pennsylvania REIT	17,871
2,932		Physicians Realty Trust	55,532
2,219		Piedmont Office Realty Trust, Inc	49,351
1,438		PotlatchDeltic Corp	62,222
1,193		Preferred Apartment Communities, Inc	15,891
11,255		Prologis, Inc	1,003,271
358		PS Business Parks, Inc	59,023
2,646		Public Storage, Inc	563,492
1,162		QTS Realty Trust, Inc	63,062
302	*	Rafael Holdings, Inc	5,388
2,525		Rayonier, Inc	82,719
349		Re/Max Holdings, Inc	13,433
2,208	e	Realogy Holdings Corp	21,373
5,955		Realty Income Corp	438,467
1,597	*	Redfin Corp	33,761

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,945		Regency Centers Corp	$185,800
2,533		Retail Opportunities Investment Corp	44,733
3,851		Retail Properties of America, Inc	51,603
264		Retail Value, Inc	9,715
1,780		Rexford Industrial Realty, Inc	81,293
3,486		RLJ Lodging Trust	61,772
497		RMR Group, Inc	22,683
1,201		RPT Realty	18,063
778		Ryman Hospitality Properties	67,421
3,697		Sabra Healthcare REIT, Inc	78,894
685		Safehold, Inc	27,606
445		Saul Centers, Inc	23,487
2,013		SBA Communications Corp	485,113
793		Seritage Growth Properties	31,783
3,197		Service Properties Trust	77,783
5,464		Simon Property Group, Inc	813,917
2,580		SITE Centers Corp	36,172
1,436		SL Green Realty Corp	131,940
1,927		Spirit Realty Capital, Inc	94,770
831	*	St. Joe Co	16,479
2,541		STAG Industrial, Inc	80,219
3,669		STORE Capital Corp	136,634
93	*	Stratus Properties, Inc	2,881
2,137		Summit Hotel Properties, Inc	26,371
1,599		Sun Communities, Inc	240,010
4,750		Sunstone Hotel Investors, Inc	66,120
1,459		Tanger Factory Outlet Centers, Inc	21,491
1,248		Taubman Centers, Inc	38,800
268	*	Tejon Ranch Co	4,283
1,413		Terreno Realty Corp	76,500
5,209		UDR, Inc	243,260
435		UMH Properties, Inc	6,843
3,290		Uniti Group, Inc	27,011
198		Universal Health Realty Income Trust	23,237
2,537		Urban Edge Properties	48,660
1,302		Urstadt Biddle Properties, Inc (Class A)	32,342
6,646		Ventas, Inc	383,740
17,222		VEREIT, Inc	159,131
8,138		VICI Properties, Inc	207,926
3,062		Vornado Realty Trust	203,623
3,960		Washington Prime Group, Inc	14,414
1,848		Washington REIT	53,925
2,450		Weingarten Realty Investors	76,538
7,180		Welltower, Inc	587,180
13,181		Weyerhaeuser Co	398,066
550		Whitestone REIT	7,491
2,861		WP Carey, Inc	228,994
2,548		Xenia Hotels & Resorts, Inc	55,062

		TOTAL REAL ESTATE	23,173,339

RETAILING - 5.7%
426	*	1-800-FLOWERS.COM, Inc (Class A)	6,177
1,334		Aaron’s, Inc	76,185
1,074		Abercrombie & Fitch Co (Class A)	18,569
1,214		Advance Auto Parts, Inc	194,434
7,564	*	Amazon.com, Inc	13,977,062
2,547		American Eagle Outfitters, Inc	37,441
122	*	America’s Car-Mart, Inc	13,379
305	*	Asbury Automotive Group, Inc	34,096
908	*	At Home Group, Inc	4,994
1,001	*	Autonation, Inc	48,679
437	*	AutoZone, Inc	520,602
603	*	Barnes & Noble Education, Inc	2,575
2,179		Bed Bath & Beyond, Inc	37,697
4,166		Best Buy Co, Inc	365,775

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

744		Big Lots, Inc	$21,368
2,230	*	BJ’s Wholesale Club Holdings, Inc	50,710
768	*	Booking Holdings, Inc	1,577,265
408	*	Boot Barn Holdings, Inc	18,168
526	e	Buckle, Inc	14,223
1,177	*	Burlington Stores, Inc	268,391
639		Caleres, Inc	15,176
1,606	e	Camping World Holdings, Inc	23,672
2,903	*	CarMax, Inc	254,506
748	*,e	Carvana Co	68,853
368		Cato Corp (Class A)	6,403
2,075		Chico’s FAS, Inc	7,906
288	e	Children’s Place, Inc	18,006
243		Citi Trends, Inc	5,618
291	*,e	Conn’s, Inc	3,606
231	*,e	Container Store Group, Inc	975
775		Core-Mark Holding Co, Inc	21,072
1,574		Designer Brands, Inc	24,775
1,351		Dick’s Sporting Goods, Inc	66,861
236	e	Dillard’s, Inc (Class A)	17,341
4,822		Dollar General Corp	752,136
4,362	*	Dollar Tree, Inc	410,246
144	*,e	Duluth Holdings, Inc	1,516
14,606		eBay, Inc	527,423
2,169	*	Etsy, Inc	96,087
2,504		Expedia Group Inc	270,783
1,208	*	Express Parent LLC	5,883
969	*	Five Below, Inc	123,896
1,334	*	Floor & Decor Holdings, Inc	67,781
1,924		Foot Locker, Inc	75,017
185	*	Funko, Inc	3,175
142	*,e	Gaia, Inc	1,135
622	e	GameStop Corp (Class A)	3,782
3,661		Gap, Inc	64,726
313	*	Genesco, Inc	14,999
2,563		Genuine Parts Co	272,267
1,455	*,e	GNC Holdings, Inc	3,929
324		Group 1 Automotive, Inc	32,400
7,081	*	Groupon, Inc	16,924
1,683	*,e	GrubHub, Inc	81,861
904		Guess?, Inc	20,232
286		Haverty Furniture Cos, Inc	5,766
323	*	Hibbett Sports, Inc	9,057
20,157		Home Depot, Inc	4,401,885
619	*	Hudson Ltd	9,495
1,819	e	J. Jill, Inc	2,055
6,812	*,e	JC Penney Co, Inc	7,629
2,978		Kohl’s Corp	151,729
4,373		L Brands, Inc	79,239
221	*	Lands’ End, Inc	3,713
198	*	Leaf Group Ltd	792
325	*	Liquidity Services, Inc	1,937
367		Lithia Motors, Inc (Class A)	53,949
5,805	*	LKQ Corp	207,239
14,162		Lowe’s Companies, Inc	1,696,041
442	*,e	Lumber Liquidators, Inc	4,318
5,634		Macy’s, Inc	95,778
389	*	MarineMax, Inc	6,492
1,815	*	Michaels Cos, Inc	14,683
452		Monro Muffler, Inc	35,346
539	*	Murphy USA, Inc	63,063
1,613	*	National Vision Holdings, Inc	52,310
1,826		Nordstrom, Inc	74,738
15,322		Office Depot, Inc	41,982
911	*	Ollie’s Bargain Outlet Holdings, Inc	59,497

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,359	*	O’Reilly Automotive, Inc	$595,595
263	*	Overstock.com, Inc	1,854
554		Penske Auto Group, Inc	27,822
306	e	PetMed Express, Inc	7,197
716		Pool Corp	152,064
1,155	*	Quotient Technology, Inc	11,388
7,241	*	Qurate Retail Group, Inc QVC Group	61,042
308	*,e	RealReal, Inc	5,806
699		Rent-A-Center, Inc	20,159
337	*	RH	71,950
6,469		Ross Stores, Inc	753,121
2,965	*	RTW RetailWinds, Inc	2,375
1,270	*	Rubicon Project, Inc	10,363
2,233	*	Sally Beauty Holdings, Inc	40,752
203	e	Shoe Carnival, Inc	7,568
309	*	Shutterstock, Inc	13,250
961		Signet Jewelers Ltd	20,892
660	*	Sleep Number Corp	32,498
455		Sonic Automotive, Inc (Class A)	14,105
571	*	Sportsman’s Warehouse Holdings, Inc	4,585
279	*	Stamps.com, Inc	23,302
738	*,e	Stitch Fix Inc	18,937
856	e	Tailored Brands, Inc	3,544
9,137		Target Corp	1,171,455
2,104		Tiffany & Co	281,200
297		Tilly’s, Inc	3,638
22,197		TJX Companies, Inc	1,355,349
2,139		Tractor Supply Co	199,868
1,059	*	Ulta Beauty, Inc	268,075
1,237	*	Urban Outfitters, Inc	34,351
1,065	*,e	Wayfair, Inc	96,244
99		Weyco Group, Inc	2,619
1,350		Williams-Sonoma, Inc	99,144
37		Winmark Corp	7,337
314	*	Zumiez, Inc	10,846

		TOTAL RETAILING	33,177,786

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
728	*	Acacia Communications, Inc	49,366
1,029	*	Adesto Technologies Corp	8,747
617	*	Advanced Energy Industries, Inc	43,930
18,766	*	Advanced Micro Devices, Inc	860,609
302	*	Alpha & Omega Semiconductor Ltd	4,113
507	*	Ambarella, Inc	30,704
1,455	*	Amkor Technology, Inc	18,915
6,710		Analog Devices, Inc	797,416
17,017		Applied Materials, Inc	1,038,718
510	*	Axcelis Technologies, Inc	12,288
582	*	AXT, Inc	2,532
7,063		Broadcom, Inc	2,232,049
1,076		Brooks Automation, Inc	45,149
583		Cabot Microelectronics Corp	84,139
333	*	Ceva, Inc	8,978
1,003	*	Cirrus Logic, Inc	82,657
598		Cohu, Inc	13,664
1,899	*	Cree, Inc	87,639
7,525		Cypress Semiconductor Corp	175,558
967	*	Diodes, Inc	54,510
406	*	DSP Group, Inc	6,390
2,204	*,e	Enphase Energy, Inc	57,591
2,561		Entegris, Inc	128,281
1,588	*	First Solar, Inc	88,864
1,075	*	Formfactor, Inc	27,918
434	*	Ichor Holdings Ltd	14,439
285	*,e	Impinj, Inc	7,370

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

822	*	Inphi Corp	$60,844
79,779		Intel Corp	4,774,773
2,865		KLA Corp	510,457
2,652		Lam Research Corp	775,445
2,755	*	Lattice Semiconductor Corp	52,731
627	*	MACOM Technology Solutions Holdings, Inc	16,678
11,608		Marvell Technology Group Ltd	308,308
5,221		Maxim Integrated Products, Inc	321,144
927	*	MaxLinear, Inc	19,671
4,231		Microchip Technology, Inc	443,070
20,156	*	Micron Technology, Inc	1,083,990
1,013		MKS Instruments, Inc	111,440
730		Monolithic Power Systems, Inc	129,955
1,321	*	Nanometrics, Inc	48,269
478	*	NeoPhotonics Corp Ltd	4,216
77		NVE Corp	5,498
10,670		NVIDIA Corp	2,510,651
7,472	*	ON Semiconductor Corp	182,167
409	*	PDF Solutions, Inc	6,908
1,020	*	Photronics, Inc	16,075
446		Power Integrations, Inc	44,114
2,283	*	Qorvo, Inc	265,353
20,887		QUALCOMM, Inc	1,842,860
1,707	*	Rambus, Inc	23,514
1,307	*	Semtech Corp	69,140
797	*	Silicon Laboratories, Inc	92,436
3,182		Skyworks Solutions, Inc	384,640
170	*	SMART Global Holdings, Inc	6,450
886	*,e	SunPower Corp	6,911
3,141		Teradyne, Inc	214,185
17,113		Texas Instruments, Inc	2,195,427
789	*	Ultra Clean Holdings	18,518
754		Universal Display Corp	155,377
729	*	Veeco Instruments, Inc	10,705
4,538		Xilinx, Inc	443,680
754		Xperi Corp	13,949

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	23,152,083

SOFTWARE & SERVICES - 12.2%
874	*	2U, Inc	20,967
1,702	*	8x8, Inc	31,147
754	*	A10 Networks, Inc	5,180
11,656		Accenture plc	2,454,404
2,058	*	ACI Worldwide, Inc	77,967
8,905	*	Adobe, Inc	2,936,958
2,865	*	Akamai Technologies, Inc	247,479
646	*	Alarm.com Holdings, Inc	27,759
829		Alliance Data Systems Corp	93,014
677	*	Altair Engineering, Inc	24,311
783	*,e	Alteryx, Inc	78,355
2,546		Amdocs Ltd	183,796
370		American Software, Inc (Class A)	5,506
1,451	*	Anaplan, Inc	76,032
1,554	*	Ansys, Inc	400,015
387	*	Appfolio, Inc	42,551
528	*,e	Appian Corp	20,175
1,300	*	Aspen Technology, Inc	157,209
2,143	*	Atlassian Corp plc	257,889
3,961	*	Autodesk, Inc	726,685
7,982		Automatic Data Processing, Inc	1,360,931
754	*	Avalara, Inc	55,230
3,269	*	Avaya Holdings Corp	44,131
527	*	Benefitfocus, Inc	11,562
2,568	*	Black Knight, Inc	165,585
919		Blackbaud, Inc	73,152

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

752	*	Blackline, Inc	$38,773
2,513		Booz Allen Hamilton Holding Co	178,750
808	*	Bottomline Technologies, Inc	43,309
2,047	*	Box, Inc	34,349
460	*	Brightcove, Inc	3,997
2,063		Broadridge Financial Solutions, Inc	254,863
451	*	CACI International, Inc (Class A)	112,745
5,009	*	Cadence Design Systems, Inc	347,424
708	*	Cardtronics plc	31,612
222		Cass Information Systems, Inc	12,818
2,269		CDK Global, Inc	124,069
664	*	Cerence Inc	15,026
1,755	*	Ceridian HCM Holding, Inc	119,129
378	*	ChannelAdvisor Corp	3,417
1,608	*	Cision Ltd	16,032
2,386		Citrix Systems, Inc	264,607
4,727	*,e	Cloudera, Inc	54,975
10,221		Cognizant Technology Solutions Corp (Class A)	633,906
606	*	Commvault Systems, Inc	27,052
3,045	*	Conduent, Inc	18,879
1,318	*	CoreLogic Inc	57,610
985	*	Cornerstone OnDemand, Inc	57,672
1,159	*	Coupa Software, Inc	169,504
520		CSG Systems International, Inc	26,926
348	*,e	Digimarc Corp	11,679
1,755	*	Digital Turbine, Inc	12,513
2,975	*	DocuSign, Inc	220,477
549	*	Domo, Inc	11,924
3,745	*	Dropbox, Inc	67,073
4,799		DXC Technology Co	180,394
1,463	*	Dynatrace, Inc	37,014
387	e	Ebix, Inc	12,930
1,316	*	eGain Corp	10,423
851	*	Elastic NV	54,719
895	*	Endurance International Group Holdings, Inc	4,206
884	*	Envestnet, Inc	61,553
940	*	EPAM Systems, Inc	199,430
898	*	Euronet Worldwide, Inc	141,489
572	*	Everbridge, Inc	44,662
989	*	Everi Holdings, Inc	13,282
941		EVERTEC, Inc	32,032
774	*	Evo Payments, Inc	20,441
511	*	ExlService Holdings, Inc	35,494
537	*	Fair Isaac Corp	201,203
11,140		Fidelity National Information Services, Inc	1,549,463
3,709	*	FireEye, Inc	61,310
10,344	*	Fiserv, Inc	1,196,077
1,139	*	Five9, Inc	74,696
1,535	*	FleetCor Technologies, Inc	441,650
713	*	ForeScout Technologies, Inc	23,386
2,667	*	Fortinet, Inc	284,729
1,574	*	Gartner, Inc	242,553
3,573		Genpact Ltd	150,673
5,444		Global Payments, Inc	993,857
3,114	*	GoDaddy, Inc	211,503
1,102	*,e	GTY Technology Holdings Inc	6,491
1,428	*	Guidewire Software, Inc	156,752
450		Hackett Group, Inc	7,263
759	*	HubSpot, Inc	120,301
139	*	I3 Verticals, Inc	3,927
4,520	*,e	Ideanomics Inc	3,868
513	*	Information Services Group, Inc	1,298
506	*	Instructure, Inc	24,394
308	*,e	Intelligent Systems Corp	12,302
16,220		International Business Machines Corp	2,174,129

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,517		Intuit, Inc	$1,183,138
914		j2 Global, Inc	85,651
1,504		Jack Henry & Associates, Inc	219,088
2,207		KBR, Inc	67,313
2,410		Leidos Holdings, Inc	235,915
1,126	*	Limelight Networks, Inc	4,594
1,122	*	Liveperson, Inc	41,514
1,208	*	LiveRamp Holdings, Inc	58,069
811		LogMeIn, Inc	69,535
945	*	Majesco	7,796
1,102	*	Manhattan Associates, Inc	87,884
473		Mantech International Corp (Class A)	37,783
16,207		Mastercard, Inc (Class A)	4,839,248
1,221		MAXIMUS, Inc	90,830
281	*	Medallia, Inc	8,742
138,326		Microsoft Corp	21,814,010
147	*	MicroStrategy, Inc (Class A)	20,967
467	*	Mitek Systems, Inc	3,573
2,278	*	MobileIron, Inc	11,071
879	*	Model N, Inc	30,827
747	*,e	MongoDB, Inc	98,313
885	*	New Relic, Inc	58,153
1,004		NIC, Inc	22,439
10,603		NortonLifelock, Inc	270,589
5,319	*	Nuance Communications, Inc	94,838
3,066	*	Nutanix, Inc	95,843
1,807	*	Okta, Inc	208,474
469	*	OneSpan, Inc	8,029
37,551		Oracle Corp	1,989,452
998	*,e	Pagerduty, Inc	23,343
1,687	*	Palo Alto Networks, Inc	390,119
6,018		Paychex, Inc	511,891
870	*	Paycom Software, Inc	230,341
562	*	Paylocity Holding Corp	67,901
21,487	*	PayPal Holdings, Inc	2,324,249
655	*,e	Paysign Inc	6,648
804		Pegasystems, Inc	64,039
509	*	Perficient, Inc	23,450
3,051		Perspecta, Inc	80,668
249	*	Ping Identity Holding Corp	6,051
944	*	Pluralsight, Inc	16,246
449	*	PRGX Global, Inc	2,209
766		Progress Software Corp	31,827
932	*	Proofpoint, Inc	106,975
671	*	PROS Holdings, Inc	40,206
1,840	*	PTC, Inc	137,798
773	*	Q2 Holdings, Inc	62,675
144		QAD, Inc (Class A)	7,334
667	*	Qualys, Inc	55,608
847	*	Rapid7, Inc	47,449
1,405	*	RealPage, Inc	75,519
1,545	*	Rimini Street, Inc	5,995
1,368	*	RingCentral, Inc	230,741
5,212		Sabre Corp	116,957
1,565	*	SailPoint Technologies Holding, Inc	36,934
15,182	*	salesforce.com, Inc	2,469,201
1,043		Science Applications International Corp	90,762
96	*,e	SecureWorks Corp	1,599
3,355	*	ServiceNow, Inc	947,184
623	*,e	SharpSpring Inc	7,146
307	*	ShotSpotter, Inc	7,828
1,506	*	Smartsheet, Inc	67,650
852	*,e	SolarWinds Corp	15,805
2,866	*	Splunk, Inc	429,241
512	*	SPS Commerce, Inc	28,375

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,154	*	Square, Inc	$384,994
4,161		SS&C Technologies Holdings, Inc	255,485
1,479	*	SVMK, Inc	26,430
1,193		Switch, Inc	17,680
605	*	Sykes Enterprises, Inc	22,379
1,067	*,e	Synchronoss Technologies, Inc	5,068
2,702	*	Synopsys, Inc	376,118
737	*	Telaria, Inc	6,493
485	*	TeleNav, Inc	2,357
703	*	Tenable Holdings, Inc	16,844
2,058	*	Teradata Corp	55,093
1,831		TiVo Corp	15,527
747	*	Trade Desk, Inc	194,056
703	*,e	TransEnterix, Inc	1,033
235		TTEC Holdings, Inc	9,311
143	*,e	Tucows, Inc	8,835
2,191	*	Twilio, Inc	215,331
732	*	Tyler Technologies, Inc	219,615
769	*	Unisys Corp	9,120
395	*	Upland Software, Inc	14,105
964	*	Upwork, Inc	10,286
446	*	Varonis Systems, Inc	34,659
1,154	*	Verint Systems, Inc	63,885
1,861	*	VeriSign, Inc	358,577
1,731	*	Verra Mobility Corp	24,217
2,120	*,e	VirnetX Holding Corp	8,056
427	*	Virtusa Corp	19,356
31,287		Visa, Inc (Class A)	5,878,827
1,376	*	VMware, Inc (Class A)	208,863
7,616		Western Union Co	203,956
739	*	WEX, Inc	154,791
2,965	*	Workday, Inc	487,594
617	*	Workiva, Inc	25,945
1,309	*	Yext, Inc	18,876
1,861	*	Zendesk, Inc	142,608
803	*	Zix Corp	5,444
1,013	*	Zscaler, Inc	47,105
1,498	*	Zuora Inc	21,466

		TOTAL SOFTWARE & SERVICES	71,441,021

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
1,699	*	3D Systems Corp	14,866
806		Adtran, Inc	7,971
400	*	Agilysys, Inc	10,164
5,331		Amphenol Corp (Class A)	576,974
430	*	Anixter International, Inc	39,603
81,300		Apple, Inc	23,873,745
285	*,e	Applied Optoelectronics, Inc	3,386
1,083	*	Arista Networks, Inc	220,282
1,226	*	Arlo Technologies, Inc	5,161
1,678	*	Arrow Electronics, Inc	142,194
470	*	Avid Technology, Inc	4,033
1,997		Avnet, Inc	84,753
720		AVX Corp	14,738
438		Badger Meter, Inc	28,439
144		Bel Fuse, Inc (Class B)	2,952
636		Belden CDT, Inc	34,980
773		Benchmark Electronics, Inc	26,560
528	*	CalAmp Corp	5,058
643	*	Calix, Inc	5,144
1,029	*	Casa Systems, Inc	4,209
2,565		CDW Corp	366,385
2,613	*	Ciena Corp	111,549
78,349		Cisco Systems, Inc	3,757,618
153	*	Clearfield, Inc	2,133

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,887		CognexCorp	$161,787
382	*	Coherent, Inc	63,546
3,172	*	CommScope Holding Co, Inc	45,011
356		Comtech Telecommunications Corp	12,634
13,823		Corning, Inc	402,388
485		CTS Corp	14,555
548		Daktronics, Inc	3,337
2,789	*	Dell Technologies, Inc	143,327
1,043	*	Diebold, Inc	11,014
400	*	Digi International, Inc	7,088
1,151		Dolby Laboratories, Inc (Class A)	79,189
740	*	EchoStar Corp (Class A)	32,049
202	*	ePlus, Inc	17,027
1,698	*	Extreme Networks, Inc	12,514
1,098	*	F5 Networks, Inc	153,336
561	*	Fabrinet	36,375
256	*	FARO Technologies, Inc	12,890
5,729	*	Fitbit, Inc	37,640
2,414		FLIR Systems, Inc	125,697
1,256	*	Harmonic, Inc	9,797
24,298		Hewlett Packard Enterprise Co	385,366
27,569		HP, Inc	566,543
1,598	*	II-VI, Inc	53,805
400	*	Immersion Corp	2,972
4,895	*	Infinera Corp	38,866
819	*,e	Inseego Corp	6,003
698	*	Insight Enterprises, Inc	49,062
539		InterDigital, Inc	29,370
631	*	IPG Photonics Corp	91,444
397	*	Iteris, Inc	1,981
536	*	Itron, Inc	44,997
2,790		Jabil Inc	115,311
6,230		Juniper Networks, Inc	153,445
1,292		Kemet Corp	34,949
3,422	*	Keysight Technologies, Inc	351,200
411	*	Kimball Electronics, Inc	7,213
1,352	*	Knowles Corp	28,595
254	*	KVH Industries, Inc	2,827
375		Littelfuse, Inc	71,737
1,378	*	Lumentum Holdings, Inc	109,275
569		Methode Electronics, Inc	22,390
3,125		Motorola Solutions, Inc	503,562
261		MTS Systems Corp	12,536
171	*	Napco Security Technologies, Inc	5,026
2,304		National Instruments Corp	97,551
2,406	*	NCR Corp	84,595
4,377		NetApp, Inc	272,468
505	*	Netgear, Inc	12,378
1,389	*	Netscout Systems, Inc	33,433
829	*	nLight, Inc	16,812
592	*	Novanta, Inc	52,356
280	*	OSI Systems, Inc	28,207
182	*,e	PAR Technology Corp	5,595
291		Park Aerospace Corp	4,735
196		PC Connection, Inc	9,733
526		Plantronics, Inc	14,381
521	*	Plexus Corp	40,086
4,045	*	Pure Storage, Inc	69,210
704	*	Ribbon Communications, Inc	2,182
281	*	Rogers Corp	35,049
1,157	*	Sanmina Corp	39,616
381	*	Scansource, Inc	14,078
776	*	Stratasys Ltd	15,695
548	*	Synaptics, Inc	36,042
805		Synnex Corp	103,684

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

719	*	Tech Data Corp	$103,248
4,900	*	Trimble Inc	204,281
1,439	*	TTM Technologies, Inc	21,657
156	e	Ubiquiti, Inc	29,481
1,003	*	Viasat, Inc	73,415
4,189	*	Viavi Solutions, Inc	62,835
2,099		Vishay Intertechnology, Inc	44,688
161	*	Vishay Precision Group, Inc	5,474
5,297		Western Digital Corp	336,201
1,308	*,e	Wrap Technologies Inc	8,358
3,647		Xerox Holdings Corp	134,465
1,002	*	Zebra Technologies Corp (Class A)	255,951

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	35,680,513

TELECOMMUNICATION SERVICES - 1.9%
184	*	Anterix, Inc	7,951
133,540		AT&T, Inc	5,218,743
251		ATN International, Inc	13,903
283	*	Bandwidth Inc	18,126
1,215	*	Boingo Wireless, Inc	13,304
19,284		CenturyLink, Inc	254,742
727	*	Cincinnati Bell, Inc	7,612
772		Cogent Communications Group, Inc	50,805
1,064		Consolidated Communications Holdings, Inc	4,128
890	*,e	Gogo, Inc	5,696
1,299	*	Intelsat S.A.	9,132
1,842	*	Iridium Communications, Inc	45,387
259	*	Ooma, Inc	3,426
1,000	*	ORBCOMM, Inc	4,210
728		Shenandoah Telecom Co	30,292
309		Spok Holdings, Inc	3,779
9,867	*	Sprint Corp	51,407
1,512		Telephone & Data Systems, Inc	38,450
5,873	*	T-Mobile US, Inc	460,561
247	*	US Cellular Corp	8,949
75,694		Verizon Communications, Inc	4,647,612
4,303	*	Vonage Holdings Corp	31,885
4,292	*	Zayo Group Holdings, Inc	148,718

		TOTAL TELECOMMUNICATION SERVICES	11,078,818

TRANSPORTATION - 1.9%
1,464	*	Air Transport Services Group, Inc	34,345
2,129		Alaska Air Group, Inc	144,240
316		Allegiant Travel Co	54,997
157		Amerco, Inc	59,004
7,060		American Airlines Group, Inc	202,481
378		ArcBest Corp	10,433
363	*	Atlas Air Worldwide Holdings, Inc	10,008
1,153	*	Avis Budget Group, Inc	37,173
2,384		CH Robinson Worldwide, Inc	186,429
554		Copa Holdings S.A. (Class A)	59,876
542		Costamare, Inc	5,165
185	*	Covenant Transportation Group, Inc	2,391
13,745		CSX Corp	994,588
6,298	*	Daseke, Inc	19,902
10,595		Delta Air Lines, Inc	619,596
609	*	Eagle Bulk Shipping, Inc	2,801
427	*	Echo Global Logistics, Inc	8,839
3,351		Expeditors International of Washington, Inc	261,445
4,319		FedEx Corp	653,076
725		Forward Air Corp	50,714
127		Genco Shipping & Trading Ltd	1,349
828		Hawaiian Holdings, Inc	24,252
728		Heartland Express, Inc	15,324

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,480	*	Hertz Global Holdings, Inc	$39,060
505	*	Hub Group, Inc (Class A)	25,902
1,477		JB Hunt Transport Services, Inc	172,484
5,315	*	JetBlue Airways Corp	99,497
1,808		Kansas City Southern	276,913
1,157	*	Kirby Corp	103,586
2,000		Knight-Swift Transportation Holdings, Inc	71,680
719		Landstar System, Inc	81,873
3,474	*	Lyft, Inc (Class A)	149,452
1,216		Macquarie Infrastructure Co LLC	52,093
531		Marten Transport Ltd	11,411
668		Matson, Inc	27,254
1,581	*	Mesa Air Group, Inc	14,134
4,739		Norfolk Southern Corp	919,982
1,158		Old Dominion Freight Line	219,765
34	*	PAM Transportation Services, Inc	1,962
124		Park-Ohio Holdings Corp	4,173
580	*	Radiant Logistics, Inc	3,231
883		Ryder System, Inc	47,956
715	*	Safe Bulkers, Inc	1,216
557	*	Saia, Inc	51,868
932		Schneider National, Inc	20,336
934		Scorpio Bulkers, Inc	5,950
802		Skywest, Inc	51,833
8,647		Southwest Airlines Co	466,765
1,133	*	Spirit Airlines, Inc	45,671
17,326	*	Uber Technologies, Inc	515,275
12,775		Union Pacific Corp	2,309,592
4,229	*	United Airlines Holdings Inc	372,533
12,743		United Parcel Service, Inc (Class B)	1,491,696
122		Universal Logistics Holdings Inc	2,313
315	*	US Xpress Enterprises, Inc	1,584
1,147		Werner Enterprises, Inc	41,739
1,622	*	XPO Logistics, Inc	129,273
2,695	*,e	YRC Worldwide, Inc	6,872

		TOTAL TRANSPORTATION	11,295,352

UTILITIES - 3.2%
11,476		AES Corp	228,372
1,097		Allete, Inc	89,044
4,427		Alliant Energy Corp	242,245
4,560		Ameren Corp	350,208
8,917		American Electric Power Co, Inc	842,746
819		American States Water Co	70,958
3,315		American Water Works Co, Inc	407,248
3,872		Aqua America, Inc	181,752
177	*	AquaVenture Holdings Ltd	4,800
111		Artesian Resources Corp	4,130
1,866	*,e	Atlantic Power Corp	4,348
2,085		Atmos Energy Corp	233,228
1,049		Avangrid, Inc	53,667
1,326		Avista Corp	63,767
1,043		Black Hills Corp	81,917
324	*,e	Cadiz, Inc	3,571
1,034		California Water Service Group	53,313
8,716		Centerpoint Energy, Inc	237,685
244		Chesapeake Utilities Corp	23,383
545		Clearway Energy, Inc (Class A)	10,420
1,281		Clearway Energy, Inc (Class C)	25,556
4,975		CMS Energy Corp	312,629
5,982		Consolidated Edison, Inc	541,192
420		Consolidated Water Co, Inc	6,846
15,028		Dominion Energy Inc	1,244,619
3,346		DTE Energy Co	434,545
13,338		Duke Energy Corp	1,216,559

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

6,442		Edison International	$485,791
767		El Paso Electric Co	52,072
3,547		Entergy Corp	424,931
4,232		Evergy, Inc	275,461
5,782		Eversource Energy	491,875
17,695		Exelon Corp	806,715
9,412		FirstEnergy Corp	457,423
133		Global Water Resources, Inc	1,749
2,268		Hawaiian Electric Industries, Inc	106,279
960		Idacorp, Inc	102,528
4,180		MDU Resources Group, Inc	124,188
640		MGE Energy, Inc	50,445
240		Middlesex Water Co	15,257
1,632		National Fuel Gas Co	75,953
1,561		New Jersey Resources Corp	69,574
8,931		NextEra Energy, Inc	2,162,731
6,737		NiSource, Inc	187,558
666		Northwest Natural Holding Co	49,104
1,170		NorthWestern Corp	83,854
4,538		NRG Energy, Inc	180,386
4,055		OGE Energy Corp	180,326
919		ONE Gas, Inc	85,991
751		Ormat Technologies, Inc	55,965
743		Otter Tail Corp	38,108
1,994		Pattern Energy Group, Inc	53,349
9,382	*,b	PG&E Corp	101,982
2,036		Pinnacle West Capital Corp	183,097
1,790		PNM Resources, Inc	90,771
1,712		Portland General Electric Co	95,512
13,177		PPL Corp	472,791
9,341		Public Service Enterprise Group, Inc	551,586
250	*	Pure Cycle Corp	3,148
105		RGC Resources, Inc	3,001
5,152		Sempra Energy	780,425
505		SJW Corp	35,885
1,730		South Jersey Industries, Inc	57,055
18,748		Southern Co	1,194,248
1,057		Southwest Gas Holdings Inc	80,300
162	e	Spark Energy, Inc	1,495
907		Spire, Inc	75,562
2,000		TerraForm Power, Inc	30,780
3,726		UGI Corp	168,266
537		Unitil Corp	33,197
7,800		Vistra Energy Corp	179,322
5,574		WEC Energy Group, Inc	514,090
9,354		Xcel Energy, Inc	593,885
203		York Water Co	9,360

		TOTAL UTILITIES	18,842,119

		TOTAL COMMON STOCKS	580,816,600

		(Cost $266,749,299)
RIGHTS / WARRANTS - 0.0%

MATERIALS - 0.0%
450	†	A Schulman, Inc	195
4,844	†	Pan American Silver Corp	1,091

		TOTAL MATERIALS	1,286

MEDIA & ENTERTAINMENT - 0.0%
1,666	†	Media General, Inc	0

		TOTAL MEDIA & ENTERTAINMENT	0

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY			VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
626	*,†	Elanco Animal Health, Inc CVR			$36
145	†	Tobira Therapeutics, Inc			9

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			45

		TOTAL RIGHTS / WARRANTS			1,331

		(Cost $5,241)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 1.0%

GOVERNMENT AGENCY DEBT - 0.5%
$ 3,320,000		Federal Home Loan Bank (FHLB)	1.150%	01/02/20	3,320,000

		TOTAL GOVERNMENT AGENCY DEBT			3,320,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.5%
2,653,632	c	State Street Navigator Securities Lending Government Money Market Portfolio			2,653,632

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			2,653,632

		TOTAL SHORT-TERM INVESTMENTS			5,973,632

		(Cost $5,973,526)
		TOTAL INVESTMENTS - 100.4% (Cost $272,728,066)			586,791,563
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(2,635,948)

		NET ASSETS - 100.0%			$584,155,615

Abbreviation(s):

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $3,559,250

Futures contracts outstanding as of December 31, 2019 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	20	03/20/20	$3,214,628	$3,231,100	$16,472

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES		COMPANY	VALUE

COMMON STOCKS -96.3%

AUSTRIA - 0.6%
23,600		Wienerberger AG.	$699,393

		TOTAL AUSTRIA	699,393

CHINA - 0.2%
4,660		Tencent Holdings Ltd	224,501

		TOTAL CHINA	224,501

DENMARK - 3.3%
14,727		DSV AS	1,697,335
32,327		Novo Nordisk AS	1,873,312

		TOTAL DENMARK	3,570,647

FRANCE - 20.3%
82,395		Accor S.A.	3,867,520
2,703		Airbus SE	396,706
27,523		Carrefour S.A.	462,900
42,911		Compagnie de Saint-Gobain	1,757,885
230,393		Credit Agricole S.A.	3,352,526
10,736		Danone	891,581
2,107		Edenred	109,194
21,383		Essilor International S.A.	3,269,065
6,115		Legrand S.A.	499,374
7,536		Nexity	378,770
19,142		Sanofi-Aventis	1,922,382
24,732		Schneider Electric S.A.	2,540,959
21,231		Vinci S.A.	2,364,572

		TOTAL FRANCE	21,813,434

GERMANY - 13.9%
30,003		BASF SE	2,260,325
10,065		Continental AG.	1,300,702
34,248	g	Covestro AG.	1,593,562
38,316		Daimler AG. (Registered)	2,118,273
12,776		HeidelbergCement AG.	928,367
30,523		Lanxess AG.	2,049,415
35,326		Porsche AG.	2,621,126
15,969		Siemens AG.	2,085,416

		TOTAL GERMANY	14,957,186

HONG KONG - 2.1%
49,400		Hong Kong Exchanges and Clearing Ltd	1,604,894
28,402		Melco Crown Entertainment Ltd (ADR)	686,476

		TOTAL HONG KONG	2,291,370

INDIA - 2.2%
52,080		HDFC Bank Ltd	929,292
43,006		Housing Development Finance Corp	1,454,137

		TOTAL INDIA	2,383,429

IRELAND - 2.3%
62,094		CRH plc	2,490,522

		TOTAL IRELAND	2,490,522

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY			VALUE

ITALY - 5.4%
82,054		Mediobanca S.p.A.			$903,458
24,200		Moncler S.p.A			1,089,179
262,343		UniCredit S.p.A.			3,834,658

		TOTAL ITALY			5,827,295

JAPAN - 18.3%
9,300		Daiichi Sankyo Co Ltd			614,211
8,584		Daikin Industries Ltd			1,211,114
10,700		Hitachi High-Technologies Corp			757,768
75,051		Hitachi Ltd			3,166,832
34,176		Murata Manufacturing Co Ltd			2,103,484
7,173		Nintendo Co Ltd			2,868,914
28,186		Rohm Co Ltd			2,248,934
52,792		Sony Corp			3,584,453
56,798	e	Sumco Corp			941,074
30,983		Toyota Motor Corp			2,183,108

		TOTAL JAPAN			19,679,892

NETHERLANDS - 0.1%
135	*,e,g	Adyen NV			111,050

		TOTAL NETHERLANDS			111,050

SWEDEN - 0.9%
38,838		Electrolux AB (Series B)			954,768

		TOTAL SWEDEN			954,768

SWITZERLAND - 5.8%
234,214		Credit Suisse Group			3,166,029
332		Geberit AG.			186,345
77,607		Glencore Xstrata plc			241,646
4,302		Lonza Group AG.			1,569,401
2,873		Roche Holding AG.			933,733
524		Sika AG.			98,405

		TOTAL SWITZERLAND			6,195,559

TAIWAN - 2.1%
38,265		Taiwan Semiconductor Manufacturing Co Ltd (ADR)			2,223,197

		TOTAL TAIWAN			2,223,197

UNITED KINGDOM - 18.8%
12,278		AstraZeneca plc			1,228,929
147,291		CNH Industrial NV			1,617,239
18,149		Linde plc (Xetra)			3,894,246
4,389,840		Lloyds TSB Group plc			3,636,634
50,574		Reckitt Benckiser Group plc			4,108,049
24,521		Schroders plc			1,082,752
641,575		Tesco plc			2,168,287
111,468		Travis Perkins plc			2,365,361
6,667		Weir Group plc			133,340

		TOTAL UNITED KINGDOM			20,234,837

		TOTAL COMMON STOCKS			103,657,080

		(Cost $99,734,033)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 3.8%

GOVERNMENT AGENCY DEBT - 3.7%
$3,920,000		Federal Home Loan Bank (FHLB)	1.150%	01/02/20	3,920,000

		TOTAL GOVERNMENT AGENCY DEBT			3,920,000

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.1%
110,080	c	State Street Navigator Securities Lending Government Money Market Portfolio	$110,080

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	110,080

		TOTAL SHORT-TERM INVESTMENTS	4,030,080

		(Cost $4,029,954)
		TOTAL INVESTMENTS - 100.1%	107,687,160
		(Cost $103,763,987)
		OTHER ASSETS & LIABILITIES, NET - (0.1)%	(68,606)

		NET ASSETS - 100.0%	$107,618,554

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,010,934.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/19, the aggregate value of these securities is $1,704,612 or 1.6% of net assets.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

December 31, 2019

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$21,674,671	20.0%
FINANCIALS	19,964,380	18.6
INDUSTRIALS	16,964,841	15.8
MATERIALS	14,255,881	13.2
INFORMATION TECHNOLOGY	11,552,338	10.7
HEALTH CARE	8,141,968	7.6
CONSUMER STAPLES	7,630,817	7.1
COMMUNICATION SERVICES	3,093,414	2.9
REAL ESTATE	378,770	0.4
SHORT-TERM INVESTMENTS	4,030,080	3.8
OTHER ASSETS & LIABILITIES, NET	(68,606)	(0.1)

NET ASSETS	$107,618,554	100.0%

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.2%

CAPITAL GOODS - 0.1%
$ 35,606	i	Sensata Technologies, Inc	LIBOR 2 M + 1.750%	3.586%	09/18/26	$35,882
98,492	i	TransDigm, Inc	LIBOR 1 M + 2.500%	4.299	08/22/24	98,725

		TOTAL CAPITAL GOODS				134,607

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
74,810	i	GFL Environmental, Inc	LIBOR 1 M + 3.000%	4.799	05/30/25	74,863
49,116	i	Spin Holdco, Inc	LIBOR 3 M + 3.250%	5.251	11/14/22	48,634

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				123,497

CONSUMER DURABLES & APPAREL - 0.0%
84,166	i	Samsonite IP Holdings Sarl	LIBOR 1 M + 1.750%	3.549	04/25/25	83,676

		TOTAL CONSUMER DURABLES & APPAREL				83,676

CONSUMER SERVICES - 0.1%
72,767	i	CDS US Intermediate Holdings, Inc	LIBOR 3 M + 3.750%	5.695	07/08/22	90,860
95,808	i	KUEHG Corp	LIBOR 3 M + 3.750%	5.695	02/21/25	96,028
9,630	i	Scientific Games International, Inc	LIBOR 1 M + 2.750%	4.452	08/14/24	49,454

		TOTAL CONSUMER SERVICES				236,342

ENERGY - 0.0%
75,000	h,i	Buckeye Partners LP	LIBOR 1 M + 2.750%	4.441	11/02/26	75,594
15,000	i	California Resources Corp	LIBOR 1 M + 10.375%	12.180	12/31/21	11,125

		TOTAL ENERGY				86,719

HEALTH CARE EQUIPMENT & SERVICES - 0.1%
98,628	i	Envision Healthcare Corp	LIBOR 1 M + 3.750%	5.549	10/10/25	83,883
25,000	i	Grifols Worldwide Operations USA, Inc	LIBOR 1 M + 2.000%	3.740	11/15/27	25,195
40,869	i	NMN Holdings III Corp	LIBOR 1 M + 3.750%	5.549	11/13/25	39,898

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				148,976

INSURANCE - 0.0%
98,750	i	Acrisure LLC	LIBOR 3 M + 3.750%	5.854	11/22/23	98,459

		TOTAL INSURANCE				98,459

MATERIALS - 0.1%
49,873	i	Chemours Co	LIBOR 1 M + 1.750%	3.550	04/03/25	48,626
99,250	i	Messer Industries USA, Inc	LIBOR 3 M + 2.500%	4.445	03/01/26	99,719
96,715	i	Starfruit US Holdco LLC	LIBOR 1 M + 3.250%	4.960	10/01/25	96,635

		TOTAL MATERIALS				244,980

MEDIA & ENTERTAINMENT - 0.1%
34,922	i	Lions Gate Capital Holdings LLC	LIBOR 1 M + 2.250%	4.049	03/24/25	34,813
48,989	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	3.710	10/04/23	49,117
50,000	i	Virgin Media Bristol LLC	LIBOR 1 M + 2.500%	4.240	01/31/28	50,282

		TOTAL MEDIA & ENTERTAINMENT				134,212

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
85,835	i	Bausch Health Americas, Inc	LIBOR 1 M + 3.000%	4.740	06/02/25	86,264
72,857	h,i	Bausch Health Americas, Inc	LIBOR 1 M + 2.750%	4.490	11/27/25	73,195

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				159,459

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

REAL ESTATE - 0.1%
$ 98,750	i	DTZ US Borrower LLC	LIBOR 1 M + 3.250%	5.049%	08/21/25	$98,781
72,328	i	MGM Growth Properties LLC	LIBOR 1 M + 2.000%	3.799	03/23/25	72,569

		TOTAL REAL ESTATE				171,350

RETAILING - 0.0%
8,375	i	Camelot Finance S.A.	LIBOR 1 M + 3.250%	5.049	10/28/26	25,137

		TOTAL RETAILING				25,137

SOFTWARE & SERVICES - 0.2%
75,000	i	Dun & Bradstreet Corp	LIBOR 1 M + 5.000%	6.792	02/06/26	75,594
143,902	i	Mitchell International, Inc	LIBOR 1 M + 3.250%	5.049	11/29/24	142,485
98,489	i	NeuStar, Inc	LIBOR 1 M + 3.500%	5.299	08/08/24	90,585

		TOTAL SOFTWARE & SERVICES				308,664

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
95,718	i	Dell International LLC	LIBOR 1 M + 2.000%	3.800	09/19/25	96,305
89,946	i	Plantronics, Inc	LIBOR 1 M + 2.500%	4.299	07/02/25	87,787

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				184,092

TELECOMMUNICATION SERVICES - 0.1%
48,861	i	CNT Holdings III Corp	LIBOR 1 M + 3.000%	4.800	01/22/23	48,800
74,808	i	Sprint Communications, Inc	LIBOR 1 M + 2.500%	4.313	02/02/24	74,078

		TOTAL TELECOMMUNICATION SERVICES				122,878

TRANSPORTATION - 0.0%
48,490	i	American Airlines, Inc	LIBOR 1 M + 2.000%	3.740	12/14/23	48,632

		TOTAL TRANSPORTATION				48,632

UTILITIES - 0.0%
32,434	i	Greatbatch Ltd	LIBOR 1 M + 2.500%	4.220	10/27/22	32,567
8,921	i	Hostess Brands LLC		4.049	08/01/25	29,056
35,000	i	ProQuest LLC	LIBOR 1 M + 3.500%	5.299	10/16/26	35,197

		TOTAL UTILITIES				96,820

		TOTAL BANK LOAN OBLIGATIONS				2,408,500

		(Cost $2,436,067)
BONDS - 96.8%

CORPORATE BONDS - 36.5%

AUTOMOBILES & COMPONENTS - 0.9%
100,000	g	Dana Financing Luxembourg SARL		6.500	06/01/26	106,875
5,000		Dana, Inc		5.375	11/15/27	5,150
100,000	g	Gates Global LLC		6.250	01/15/26	101,721
125,000		General Motors Co		5.200	04/01/45	125,918
1,000,000	g	Hyundai Capital America		2.850	11/01/22	1,010,624
200,000	g	Hyundai Capital America		2.750	09/27/26	194,097
175,000		Magna International, Inc		3.625	06/15/24	184,020

		TOTAL AUTOMOBILES & COMPONENTS				1,728,405

BANKS - 6.9%
140,000	g	Banco de Credito del Peru		2.700	01/11/25	139,300
200,000	g	Banco del Estado de Chile		2.668	01/08/21	200,092
200,000	g	Banco Internacional del Peru SAA Interbank		3.375	01/18/23	201,750
200,000		Banco Santander S.A.		3.800	02/23/28	210,301
200,000		Bank of America Corp		3.875	08/01/25	214,770
600,000		Bank of America Corp		2.456	10/22/25	603,448
500,000		Bank of America Corp		4.250	10/22/26	544,881
300,000		Bank of America Corp		3.248	10/21/27	312,398

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE		VALUE

$ 125,000		Bank of America Corp		3.419%	12/20/28		$131,087
575,000		Bank of America Corp		2.884	10/22/30		579,151
100,000		Bank of America Corp		6.100	N/A	‡	111,380
200,000		Barclays plc		4.338	05/16/24		210,742
200,000	g	BNG Bank NV		2.625	02/27/24		206,294
75,000	g	BPCE S.A.		4.625	07/11/24		80,645
360,000		Capital One Bank USA NA		3.375	02/15/23		371,726
175,000		Capital One NA		2.650	08/08/22		177,549
125,000		Citigroup, Inc		3.875	03/26/25		132,115
120,000		Citigroup, Inc		5.500	09/13/25		137,081
500,000		Citigroup, Inc		3.200	10/21/26		518,249
175,000		Citigroup, Inc		4.300	11/20/26		190,343
370,000		Citigroup, Inc		4.450	09/29/27		407,175
625,000		Citigroup, Inc		2.976	11/05/30		633,762
200,000		Citigroup, Inc		5.000	N/A	‡	209,500
100,000		Citizens Bank NA		2.650	05/26/22		101,199
250,000	g	Cooperatieve Rabobank UA		2.625	07/22/24		252,746
250,000		Cooperatieve Rabobank UA		3.750	07/21/26		260,198
150,000	g	Credit Agricole S.A.		3.250	10/04/24		155,347
125,000		Discover Bank		3.200	08/09/21		127,157
150,000		Discover Bank		2.450	09/12/24		149,530
150,000		Discover Bank		3.450	07/27/26		155,643
100,000		HSBC Holdings plc		3.262	03/13/23		102,243
200,000		HSBC Holdings plc		3.033	11/22/23		204,556
350,000		HSBC Holdings plc		4.292	09/12/26		378,141
200,000		HSBC Holdings plc		4.375	11/23/26		216,476
200,000		HSBC Holdings plc		4.041	03/13/28		213,755
250,000		Huntington National Bank		2.500	08/07/22		252,652
200,000	g	ING Groep NV		4.625	01/06/26		222,263
200,000		JPMorgan Chase & Co		2.776	04/25/23		203,082
150,000		JPMorgan Chase & Co		2.700	05/18/23		152,980
225,000		JPMorgan Chase & Co		2.301	10/15/25		224,571
250,000		JPMorgan Chase & Co		3.200	06/15/26		260,945
500,000		JPMorgan Chase & Co		3.702	05/06/30		537,924
600,000		JPMorgan Chase & Co		2.739	10/15/30		599,140
100,000		JPMorgan Chase & Co		5.000	N/A	‡	104,000
200,000		Mitsubishi UFJ Financial Group, Inc		3.195	07/18/29		206,995
125,000		MUFG Americas Holdings Corp		3.500	06/18/22		129,251
100,000		PNC Bank NA		2.700	10/22/29		99,796
200,000		Royal Bank of Canada		2.550	07/16/24		202,898
200,000		Santander Holdings USA, Inc		3.400	01/18/23		204,946
300,000	g	Skandinaviska Enskilda Banken AB		2.625	11/17/20		301,252
150,000		Sumitomo Mitsui Banking Corp		2.450	01/16/20		150,032
200,000		Sumitomo Mitsui Financial Group, Inc		2.696	07/16/24		202,696
250,000		Toronto-Dominion Bank		1.850	09/11/20		249,966
100,000		Toronto-Dominion Bank		3.625	09/15/31		104,501
100,000		Truist Bank		2.750	05/01/23		101,705
100,000		Truist Bank		4.050	11/03/25		109,750
200,000	g,i	United Overseas Bank Ltd	LIBOR 3 M + 0.480%	2.414	04/23/21		200,624
200,000	g	United Overseas Bank Ltd		3.750	04/15/29		207,532
150,000		Westpac Banking Corp		4.322	11/23/31		158,673

		TOTAL BANKS					14,028,904

CAPITAL GOODS - 0.9%
50,000		Anixter, Inc		6.000	12/01/25		52,000
10,000	g	Beacon Roofing Supply, Inc		4.500	11/15/26		10,300
200,000	g	BOC Aviation Ltd		3.000	09/11/29		195,161
100,000		Ingersoll-Rand Luxembourg Finance S.A.		3.800	03/21/29		107,250
100,000		Lam Research Corp		4.000	03/15/29		110,112

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 150,000	g	Molex Electronic Technologies LLC	2.878%	04/15/20	$150,201
200,000	g	Molex Electronic Technologies LLC	3.900	04/15/25	206,268
175,000		Northrop Grumman Corp	3.250	01/15/28	182,412
300,000		Parker-Hannifin Corp	3.250	06/14/29	312,983
125,000		Roper Technologies, Inc	3.800	12/15/26	134,220
100,000		Textron, Inc	3.875	03/01/25	105,917
45,000	g	TransDigm, Inc	5.500	11/15/27	45,505
250,000		United Technologies Corp	4.125	11/16/28	281,390

		TOTAL CAPITAL GOODS			1,893,719

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
15,000	g	ASGN, Inc	4.625	05/15/28	15,418
65,000	g	GFL Environmental, Inc	5.125	12/15/26	68,340
50,000	g	Prime Security Services Borrower LLC	5.750	04/15/26	54,344
350,000		Republic Services, Inc	3.550	06/01/22	361,450
290,000		Republic Services, Inc	2.900	07/01/26	296,782
100,000		Waste Management, Inc	2.950	06/15/24	103,259
175,000		Waste Management, Inc	3.150	11/15/27	182,396
125,000		Waste Management, Inc	3.450	06/15/29	133,681
50,000		Waste Management, Inc	4.100	03/01/45	56,031
100,000		Waste Management, Inc	4.150	07/15/49	114,073

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			1,385,774

CONSUMER SERVICES - 0.3%
500,000		Anheuser-Busch Cos LLC	3.650	02/01/26	532,621
60,000		Boyd Gaming Corp	6.000	08/15/26	64,425
60,000	g	International Game Technology	6.250	01/15/27	67,500
10,000	g	Live Nation Entertainment, Inc	4.750	10/15/27	10,350

		TOTAL CONSUMER SERVICES			674,896

DIVERSIFIED FINANCIALS - 3.3%
150,000		AerCap Ireland Capital DAC	3.650	07/21/27	154,392
100,000		Ameriprise Financial, Inc	3.000	03/22/22	102,248
100,000		Bank of Montreal	3.803	12/15/32	104,295
25,000		Berkshire Hathaway, Inc	3.125	03/15/26	26,325
150,000	g	BNP Paribas S.A.	2.819	11/19/25	151,638
200,000	g	Credit Suisse Group AG.	2.997	12/14/23	203,620
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23	209,256
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25	158,627
150,000		Ford Motor Credit Co LLC	3.096	05/04/23	149,792
200,000		GE Capital International Funding Co	3.373	11/15/25	208,168
275,000		GE Capital International Funding Co	4.418	11/15/35	292,813
100,000		General Motors Financial Co, Inc	5.650	01/17/29	112,937
300,000		Goldman Sachs Group, Inc	3.500	01/23/25	314,530
400,000		Goldman Sachs Group, Inc	3.691	06/05/28	424,616
100,000		Goldman Sachs Group, Inc	3.814	04/23/29	107,114
100,000		Goldman Sachs Group, Inc	4.017	10/31/38	108,414
125,000		Goldman Sachs Group, Inc	4.800	07/08/44	151,132
50,000	g	Icahn Enterprises LP	5.250	05/15/27	51,132
250,000	g	ICICI Bank Ltd	3.800	12/14/27	255,839
100,000		International Lease Finance Corp	5.875	08/15/22	108,897
150,000		Morgan Stanley	3.125	01/23/23	154,178
250,000		Morgan Stanley	3.737	04/24/24	261,154
200,000		Morgan Stanley	2.720	07/22/25	202,422
700,000		Morgan Stanley	3.125	07/27/26	722,016
15,000		Springleaf Finance Corp	5.375	11/15/29	15,657
200,000	g	Swiss Re Finance Luxembourg SA	5.000	04/02/49	221,979
150,000		Synchrony Financial	4.250	08/15/24	159,969
200,000	g	UBS AG.	2.450	12/01/20	200,693

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 200,000	g	UBS Group AG.	2.859%	08/15/23	$203,118
175,000		Unilever Capital Corp	2.900	05/05/27	182,567
150,000		Wells Fargo & Co	3.750	01/24/24	158,432
100,000		Wells Fargo & Co	3.550	09/29/25	105,814
300,000		Wells Fargo & Co	3.000	04/22/26	308,169
350,000		Wells Fargo & Co	2.879	10/30/30	351,898

		TOTAL DIVERSIFIED FINANCIALS			6,643,851

ENERGY - 3.4%
50,000	g	Antero Midstream Partners LP	5.750	03/01/27	43,969
100,000	g	APT Pipelines Ltd	4.250	07/15/27	107,392
75,000		Archrock Partners LP	6.000	10/01/22	75,562
100,000		BP Capital Markets America, Inc	2.520	09/19/22	101,268
300,000		BP Capital Markets America, Inc	3.796	09/21/25	324,367
125,000		BP Capital Markets plc	3.279	09/19/27	131,382
125,000		Cenovus Energy, Inc	4.250	04/15/27	132,290
100,000		Cheniere Energy Partners LP	5.625	10/01/26	105,750
150,000		Diamondback Energy, Inc	2.875	12/01/24	151,610
100,000		Diamondback Energy, Inc	3.250	12/01/26	101,106
50,000		Ecopetrol S.A.	5.875	09/18/23	55,323
60,000		Ecopetrol S.A.	5.875	05/28/45	70,725
250,000		Enbridge, Inc	3.125	11/15/29	252,735
150,000		Energy Transfer Operating LP	4.750	01/15/26	162,279
150,000		Energy Transfer Operating LP	4.950	06/15/28	164,174
100,000		Energy Transfer Operating LP	5.250	04/15/29	112,225
100,000		Energy Transfer Operating LP	6.250	04/15/49	120,350
100,000		Enterprise Products Operating LLC	3.700	02/15/26	106,364
100,000		Enterprise Products Operating LLC	3.125	07/31/29	102,610
100,000		Enterprise Products Operating LLC	4.250	02/15/48	107,118
100,000		Enterprise Products Operating LLC	4.200	01/31/50	106,967
125,000		Marathon Oil Corp	4.400	07/15/27	135,799
75,000		Marathon Petroleum Corp	3.800	04/01/28	78,855
225,000		MPLX LP	4.000	03/15/28	232,756
225,000		MPLX LP	4.500	04/15/38	228,429
125,000		MPLX LP	4.700	04/15/48	127,003
75,000		Murphy Oil Corp	5.875	12/01/27	78,750
25,000		Noble Energy, Inc	3.850	01/15/28	26,386
150,000		Noble Energy, Inc	5.050	11/15/44	167,004
200,000		Occidental Petroleum Corp	3.500	08/15/29	203,885
200,000		Occidental Petroleum Corp	4.300	08/15/39	203,442
75,000		Occidental Petroleum Corp	4.100	02/15/47	72,690
100,000		ONEOK, Inc	4.000	07/13/27	106,380
225,000		ONEOK, Inc	4.350	03/15/29	243,394
350,000		ONEOK, Inc	3.400	09/01/29	355,140
200,000	g	Pertamina Persero PT	3.650	07/30/29	208,866
100,000		Petrobras Global Finance BV	5.999	01/27/28	114,025
50,000		Petrobras Global Finance BV	7.250	03/17/44	60,650
100,000		Petroleos Mexicanos	6.500	03/13/27	106,172
50,000		Petroleos Mexicanos	5.350	02/12/28	49,750
141,000	g	Petroleos Mexicanos	6.840	01/23/30	150,354
175,000		Phillips 66 Partners LP	3.550	10/01/26	183,148
200,000		Phillips 66 Partners LP	3.150	12/15/29	198,998
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	185,291
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	129,177
25,000		Sunoco Logistics Partners Operations LP	5.400	10/01/47	27,109
25,000		Targa Resources Partners LP	5.875	04/15/26	26,562
25,000	g	Targa Resources Partners LP	6.500	07/15/27	27,375
350,000		TransCanada PipeLines Ltd	4.250	05/15/28	388,299
40,000		USA Compression Partners LP	6.875	04/01/26	42,000
25,000		USA Compression Partners LP	6.875	09/01/27	26,040
25,000		Vale Overseas Ltd	6.875	11/21/36	32,500
75,000		Williams Partners LP	3.750	06/15/27	78,142

		TOTAL ENERGY			6,929,937

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

FOOD & STAPLES RETAILING - 1.5%
$ 100,000		Albertsons Cos LLC	6.625%	06/15/24	$104,666
400,000		CVS Health Corp	2.625	08/15/24	403,081
275,000		CVS Health Corp	2.875	06/01/26	279,041
300,000		CVS Health Corp	4.300	03/25/28	327,370
150,000		CVS Health Corp	3.250	08/15/29	152,233
400,000		CVS Health Corp	4.780	03/25/38	453,383
200,000		CVS Health Corp	5.050	03/25/48	236,296
109,000		Ingles Markets, Inc	5.750	06/15/23	111,044
100,000		Kroger Co	3.700	08/01/27	106,966
50,000		Kroger Co	4.450	02/01/47	53,040
450,000		Walmart, Inc	3.700	06/26/28	495,833
200,000		Walmart, Inc	2.375	09/24/29	199,937
125,000		Walmart, Inc	3.950	06/28/38	144,557

		TOTAL FOOD & STAPLES RETAILING			3,067,447

FOOD, BEVERAGE & TOBACCO - 1.1%
75,000		Altria Group, Inc	4.800	02/14/29	83,491
100,000		Altria Group, Inc	5.950	02/14/49	120,905
135,000		Anheuser-Busch InBev Finance, Inc	3.300	02/01/23	139,764
125,000		Anheuser-Busch InBev Worldwide, Inc	4.150	01/23/25	135,993
300,000		Anheuser-Busch InBev Worldwide, Inc	4.750	01/23/29	347,297
85,000		Anheuser-Busch InBev Worldwide, Inc	4.439	10/06/48	95,249
200,000	g	BRF S.A.	4.875	01/24/30	206,252
100,000		Constellation Brands, Inc	4.400	11/15/25	109,163
100,000		Constellation Brands, Inc	3.600	02/15/28	105,686
100,000		Constellation Brands, Inc	3.150	08/01/29	101,003
100,000		Diageo Capital plc	2.125	10/24/24	99,935
100,000		Diageo Capital plc	2.375	10/24/29	98,515
100,000		Kellogg Co	3.400	11/15/27	104,385
125,000	g	Kraft Heinz Foods Co	3.750	04/01/30	128,617
100,000		Tyson Foods, Inc	3.900	09/28/23	106,010
100,000		Tyson Foods, Inc	3.550	06/02/27	106,294
100,000		Tyson Foods, Inc	5.100	09/28/48	125,528

		TOTAL FOOD, BEVERAGE & TOBACCO			2,214,087

HEALTH CARE EQUIPMENT & SERVICES - 1.0%
163,000		Becton Dickinson & Co	3.700	06/06/27	173,522
100,000		Boston Scientific Corp	4.000	03/01/29	110,525
200,000		Children’s Hospital Medic	4.268	05/15/44	227,673
100,000		Covidien International Finance S.A.	3.200	06/15/22	102,692
250,000		Dartmouth-Hitchcock Health	4.178	08/01/48	278,024
160,000		HCA, Inc	5.625	09/01/28	182,336
100,000		HCA, Inc	5.500	06/15/47	114,629
12,000		Medtronic, Inc	4.625	03/15/45	15,069
500,000	g	SBA Tower Trust	2.836	01/15/25	504,877
175,000		Thermo Fisher Scientific, Inc	2.950	09/19/26	179,781
100,000		Zimmer Biomet Holdings, Inc	3.700	03/19/23	104,165
55,000		Zimmer Biomet Holdings, Inc	3.550	04/01/25	57,948

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			2,051,241

INSURANCE - 1.8%
100,000		American Financial Group, Inc	3.500	08/15/26	102,921
200,000		American International Group, Inc	3.900	04/01/26	214,170
175,000		Aon plc	3.500	06/14/24	183,402
100,000		Berkshire Hathaway Finance Corp	4.250	01/15/49	118,257
75,000	g	Centene Corp	4.250	12/15/27	77,156
100,000		Chubb INA Holdings, Inc	2.875	11/03/22	102,554
100,000		CNA Financial Corp	3.950	05/15/24	106,793
100,000		CNA Financial Corp	3.450	08/15/27	104,097
100,000		CNA Financial Corp	3.900	05/01/29	107,536
100,000		Hartford Financial Services Group, Inc	2.800	08/19/29	101,021

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Hartford Financial Services Group, Inc	4.300%	04/15/43	$110,708
100,000		Hartford Financial Services Group, Inc	3.600	08/19/49	102,605
100,000		Humana, Inc	3.950	03/15/27	107,502
100,000	g	Liberty Mutual Group, Inc	4.500	06/15/49	111,321
100,000		Lincoln National Corp	3.800	03/01/28	106,473
100,000		MetLife, Inc	3.600	11/13/25	107,361
100,000		Principal Financial Group, Inc	3.700	05/15/29	108,907
100,000	g	Prudential Funding LLC	6.750	09/15/23	114,452
200,000		Reinsurance Group of America, Inc	3.900	05/15/29	213,113
100,000		Verisk Analytics, Inc	4.125	03/15/29	109,676
500,000	g,i	Vitality Re IV Ltd	3.294	01/08/21	500,000
500,000	g,i	Vitality Re IX Ltd	3.144	01/10/22	499,550
250,000	g,i	Vitality Re X Ltd	3.294	01/10/23	250,250
25,000		WR Berkley Corp	5.375	09/15/20	25,559

		TOTAL INSURANCE			3,685,384

MATERIALS - 1.1%
100,000		ArcelorMittal	6.250	02/25/22	107,790
200,000	g	Celulosa Arauco y Constitucion S.A.	4.250	04/30/29	203,000
200,000	g	Cemex SAB de C.V.	5.450	11/19/29	209,000
200,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.625	08/01/27	207,671
125,000		DowDuPont, Inc	5.319	11/15/38	148,864
40,000	g	Enviva Partners LP	6.500	01/15/26	42,825
200,000	g	Industrias Penoles SAB de C.V.	4.150	09/12/29	206,500
250,000		International Paper Co	4.350	08/15/48	265,360
100,000	g	James Hardie International Finance DAC	4.750	01/15/25	103,750
100,000	g	Midwest Connector Capital Co LLC	3.900	04/01/24	104,993
100,000	g	Midwest Connector Capital Co LLC	4.625	04/01/29	108,864
100,000		Nutrien Ltd	3.375	03/15/25	103,530
60,000	g	OCI NV	6.625	04/15/23	62,549
80,000	g	Owens-Brockway Glass Container, Inc	5.875	08/15/23	85,400
200,000	g	SABIC Capital II BV	4.000	10/10/23	210,345
10,000	g	Univar Solutions USA, Inc	5.125	12/01/27	10,438
100,000		Westlake Chemical Corp	3.600	08/15/26	103,566

		TOTAL MATERIALS			2,284,445

MEDIA & ENTERTAINMENT - 2.0%
200,000	g	Cable Onda S.A.	4.500	01/30/30	210,600
75,000		Charter Communications Operating LLC	3.579	07/23/20	75,477
175,000		Charter Communications Operating LLC	4.908	07/23/25	192,632
150,000		Charter Communications Operating LLC	3.750	02/15/28	155,408
100,000		Charter Communications Operating LLC	5.375	05/01/47	111,878
50,000		Charter Communications Operating LLC	5.125	07/01/49	54,258
100,000		Charter Communications Operating LLC	4.800	03/01/50	105,084
100,000		Comcast Corp	3.700	04/15/24	106,544
200,000		Comcast Corp	3.950	10/15/25	218,115
300,000		Comcast Corp	2.350	01/15/27	299,399
150,000		Comcast Corp	3.150	02/15/28	157,062
150,000		Comcast Corp	4.150	10/15/28	168,733
200,000		Comcast Corp	2.650	02/01/30	200,549
300,000		Comcast Corp	3.200	07/15/36	306,086
100,000		Comcast Corp	3.450	02/01/50	102,161
50,000	g	Diamond Sports Group LLC	6.625	08/15/27	48,625
100,000		Discovery Communications LLC	2.950	03/20/23	101,857
100,000		Discovery Communications LLC	4.125	05/15/29	107,937
100,000	g	Gray Escrow, Inc	7.000	05/15/27	111,125
35,000		Grupo Televisa SAB	6.625	01/15/40	43,555
100,000		LYB International Finance III LLC	4.200	10/15/49	104,040
40,000		Meredith, Corp	6.875	02/01/26	41,588
50,000	g	Nielsen Finance LLC	5.000	04/15/22	50,188
60,000	g	Terrier Media Buyer, Inc	8.875	12/15/27	63,450

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 75,000		Time Warner Cable LLC	5.875%	11/15/40	$85,882
25,000		ViacomCBS, Inc	2.900	06/01/23	25,503
100,000		ViacomCBS, Inc	3.375	02/15/28	103,309
50,000		ViacomCBS, Inc	5.850	09/01/43	62,483
500,000		Walt Disney Co	3.000	09/15/22	514,666
100,000		Walt Disney Co	2.000	09/01/29	96,933

		TOTAL MEDIA & ENTERTAINMENT			4,025,127

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
100,000		Abbott Laboratories	3.875	09/15/25	108,817
227,000		Abbott Laboratories	3.750	11/30/26	247,869
100,000		Abbott Laboratories	5.300	05/27/40	131,154
100,000		AbbVie, Inc	2.850	05/14/23	101,936
300,000	g	AbbVie, Inc	2.950	11/21/26	304,486
200,000	g	AbbVie, Inc	3.200	11/21/29	203,335
225,000	g	AbbVie, Inc	4.050	11/21/39	237,782
125,000		AbbVie, Inc	4.400	11/06/42	134,896
50,000		AbbVie, Inc	4.450	05/14/46	53,397
100,000	g	AbbVie, Inc	4.250	11/21/49	105,244
100,000		AstraZeneca plc	3.125	06/12/27	104,190
15,000	g	Bausch Health Cos, Inc	5.000	01/30/28	15,396
75,000	g	Bristol-Myers Squibb Co	3.875	08/15/25	81,076
275,000	g	Bristol-Myers Squibb Co	3.450	11/15/27	293,946
250,000	g	Bristol-Myers Squibb Co	3.400	07/26/29	267,161
100,000	g	Bristol-Myers Squibb Co	4.250	10/26/49	118,331
150,000		Johnson & Johnson	2.900	01/15/28	156,617
100,000		Johnson & Johnson	3.400	01/15/38	106,997
175,000		Novartis Capital Corp	3.000	11/20/25	183,775
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	124,875

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,081,280

REAL ESTATE - 2.2%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	107,571
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	107,321
100,000		American Tower Corp	3.000	06/15/23	102,349
100,000		American Tower Corp	2.950	01/15/25	102,167
50,000		American Tower Corp	3.375	10/15/26	51,934
150,000		American Tower Corp	3.800	08/15/29	160,144
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	158,842
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	209,883
100,000		Camden Property Trust	3.150	07/01/29	104,016
110,000		Crown Castle International Corp	4.875	04/15/22	116,484
50,000		Crown Castle International Corp	3.700	06/15/26	52,805
50,000		Digital Realty Trust LP	3.700	08/15/27	52,924
100,000		Duke Realty LP	3.250	06/30/26	103,507
75,000		Essex Portfolio LP	3.375	01/15/23	77,119
100,000		Essex Portfolio LP	3.000	01/15/30	101,057
100,000		Healthcare Realty Trust, Inc	3.750	04/15/23	103,197
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	184,015
100,000		Healthcare Trust of America Holdings LP	3.700	04/15/23	103,367
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	130,358
100,000		Healthcare Trust of America Holdings LP	3.100	02/15/30	99,163
100,000		Healthpeak Properties, Inc	3.500	07/15/29	104,165
100,000		Highwoods Realty LP	3.875	03/01/27	104,750
50,000		iStar, Inc	4.750	10/01/24	51,813
100,000		Liberty Property LP	4.375	02/01/29	113,690
100,000		Mid-America Apartments LP	4.300	10/15/23	106,948
125,000		Mid-America Apartments LP	3.750	06/15/24	131,753
100,000		Mid-America Apartments LP	3.600	06/01/27	106,018
200,000		Mid-America Apartments LP	2.750	03/15/30	199,254
50,000		National Retail Properties, Inc	3.800	10/15/22	52,022

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		National Retail Properties, Inc	3.300%	04/15/23	$102,885
100,000		National Retail Properties, Inc	4.000	11/15/25	107,189
100,000		Regency Centers Corp	3.750	11/15/22	104,103
150,000		Regency Centers LP	3.900	11/01/25	159,682
200,000		Regency Centers LP	3.600	02/01/27	209,662
100,000		Regency Centers LP	2.950	09/15/29	99,794
87,000		SITE Centers Corp	3.625	02/01/25	89,663
50,000		Weingarten Realty Investors	3.375	10/15/22	51,177
100,000		Weingarten Realty Investors	3.500	04/15/23	102,373
100,000		Weingarten Realty Investors	4.450	01/15/24	105,888
100,000		Weingarten Realty Investors	3.850	06/01/25	104,259
100,000		Weingarten Realty Investors	3.250	08/15/26	100,416

		TOTAL REAL ESTATE			4,535,727

RETAILING - 0.2%
50,000		AutoNation, Inc	3.800	11/15/27	50,760
45,000	g	Lithia Motors, Inc	4.625	12/15/27	46,254
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	133,273
125,000		Target Corp	3.625	04/15/46	136,307

		TOTAL RETAILING			366,594

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
300,000		Intel Corp	2.875	05/11/24	311,366
70,000		Intel Corp	2.600	05/19/26	71,697
25,000		Intel Corp	3.734	12/08/47	27,554
100,000	g	NXP BV	3.875	06/18/26	105,964
100,000		Texas Instruments, Inc	2.625	05/15/24	102,586
25,000		Texas Instruments, Inc	4.150	05/15/48	29,635

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			648,802

SOFTWARE & SERVICES - 1.4%
10,000	g	Camelot Finance S.A.	4.500	11/01/26	10,275
100,000		CyrusOne LP	2.900	11/15/24	100,384
100,000		Fidelity National Information Services, Inc	3.750	05/21/29	109,330
250,000		Fiserv, Inc	2.750	07/01/24	254,223
250,000		Fiserv, Inc	3.500	07/01/29	262,400
100,000		Global Payments, Inc	2.650	02/15/25	100,357
175,000		Global Payments, Inc	3.200	08/15/29	178,481
100,000		IHS Markit Ltd	4.125	08/01/23	106,257
100,000		IHS Markit Ltd	4.250	05/01/29	107,762
500,000		International Business Machines Corp	3.500	05/15/29	537,186
400,000		Microsoft Corp	2.400	08/08/26	404,856
100,000		Microsoft Corp	4.100	02/06/37	117,967
110,000		Microsoft Corp	3.700	08/08/46	124,027
125,000		Oracle Corp	2.500	05/15/22	126,587
175,000		Oracle Corp	2.650	07/15/26	178,838
100,000		salesforce.com, Inc	3.700	04/11/28	109,572

		TOTAL SOFTWARE & SERVICES			2,828,502

TECHNOLOGY HARDWARE & EQUIPMENT - 1.0%
200,000		Amphenol Corp	2.800	02/15/30	197,825
275,000		Apple, Inc	2.450	08/04/26	278,637
400,000		Apple, Inc	2.050	09/11/26	396,709
75,000		Broadcom Corp	3.875	01/15/27	77,824
250,000		Cisco Systems, Inc	1.850	09/20/21	250,106
100,000		Corning, Inc	4.375	11/15/57	102,721
225,000	g	Dell International LLC	4.420	06/15/21	231,500
100,000	g	Dell International LLC	5.300	10/01/29	112,607
200,000	g	Empresas Publicas de Medellin ESP	4.250	07/18/29	207,841
100,000	g	L3Harris Technologies, Inc	3.850	06/15/23	105,267
100,000		L3Harris Technologies, Inc	2.900	12/15/29	101,435

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,062,472

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

TELECOMMUNICATION SERVICES - 2.0%
$ 250,000		AT&T, Inc	3.400%	05/15/25	$261,857
175,000		AT&T, Inc	3.600	07/15/25	185,074
100,000		AT&T, Inc	3.800	02/15/27	106,488
550,000		AT&T, Inc	4.350	03/01/29	611,069
300,000		AT&T, Inc	4.300	02/15/30	333,291
150,000		AT&T, Inc	4.500	05/15/35	166,802
100,000		AT&T, Inc	4.500	03/09/48	110,329
200,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26	216,572
50,000		Deutsche Telekom International Finance BV	8.750	06/15/30	73,384
200,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26	220,988
50,000		Orange S.A.	5.375	01/13/42	64,237
100,000		Rogers Communications, Inc	3.700	11/15/49	100,611
100,000		Telefonica Emisiones SAU	4.103	03/08/27	108,132
50,000		T-Mobile USA, Inc	6.375	03/01/25	51,666
14,000		Verizon Communications, Inc	3.376	02/15/25	14,815
533,000		Verizon Communications, Inc	4.329	09/21/28	604,118
100,000		Verizon Communications, Inc	3.875	02/08/29	110,275
86,000		Verizon Communications, Inc	4.016	12/03/29	96,062
258,000		Verizon Communications, Inc	4.272	01/15/36	291,311
150,000		Vodafone Group plc	4.375	05/30/28	166,103

		TOTAL TELECOMMUNICATION SERVICES			3,893,184

TRANSPORTATION - 1.0%
150,000		Boeing Co	2.950	02/01/30	153,311
50,000		Boeing Co	3.750	02/01/50	52,994
100,000		CSX Corp	3.800	03/01/28	109,002
100,000		CSX Corp	4.250	03/15/29	112,499
175,000		CSX Corp	2.400	02/15/30	170,999
100,000		CSX Corp	3.800	11/01/46	104,533
200,000		CSX Corp	4.300	03/01/48	226,636
125,000		CSX Corp	3.350	09/15/49	122,863
125,000		Delta Air Lines, Inc	3.800	04/19/23	129,625
200,000		Delta Air Lines, Inc	2.900	10/28/24	200,086
100,000		Delta Air Lines, Inc	3.750	10/28/29	99,841
400,000		FedEx Corp	3.100	08/05/29	399,130
100,000		Union Pacific Corp	3.950	09/10/28	110,349
125,000	g	Union Pacific Corp	3.839	03/20/60	126,339

		TOTAL TRANSPORTATION			2,118,207

UTILITIES - 2.0%
200,000	g	Adani Transmission Ltd	4.250	05/21/36	201,230
100,000		AEP Transmission Co LLC	3.100	12/01/26	103,523
100,000		AEP Transmission Co LLC	4.000	12/01/46	110,978
100,000		American Water Capital Corp	3.000	12/01/26	101,976
100,000		American Water Capital Corp	4.000	12/01/46	108,451
150,000		American Water Capital Corp	3.750	09/01/47	158,338
125,000		Baltimore Gas & Electric Co	3.750	08/15/47	133,062
100,000		Baltimore Gas & Electric Co	3.200	09/15/49	97,664
50,000		Berkshire Hathaway Energy Co	3.250	04/15/28	52,799
200,000		Black Hills Corp	4.250	11/30/23	211,890
100,000		Black Hills Corp	3.150	01/15/27	101,095
100,000		Dominion Energy Gas Holdings LLC	2.500	11/15/24	100,375
175,000		Exelon Generation Co LLC	3.400	03/15/22	179,550
100,000		Florida Power & Light Co	3.990	03/01/49	114,381
100,000		Florida Power & Light Co	3.150	10/01/49	100,790
100,000		Indiana Michigan Power Co	3.750	07/01/47	104,544
200,000	g	Israel Electric Corp Ltd	4.250	08/14/28	217,593
150,000		MidAmerican Energy Co	3.650	04/15/29	163,808
125,000		MidAmerican Energy Co	3.650	08/01/48	134,735
100,000		Northern States Power Co	2.900	03/01/50	95,253
50,000		NRG Energy, Inc	5.750	01/15/28	54,250

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 125,000		Ohio Power Co		4.150%	04/01/48	$141,048
125,000		Ohio Power Co		4.000	06/01/49	139,935
100,000		ONE Gas, Inc		3.610	02/01/24	105,055
100,000		PECO Energy Co		3.000	09/15/49	95,807
200,000	g	Perusahaan Listrik Negara PT		3.875	07/17/29	208,500
175,000		PSEG Power LLC		3.850	06/01/23	183,556
125,000		Public Service Co of Colorado		3.200	03/01/50	125,198
100,000		Public Service Electric & Gas Co		3.200	08/01/49	100,697
150,000		Southwest Gas Corp		3.700	04/01/28	160,835
55,000		Virginia Electric & Power Co		2.950	01/15/22	55,943
75,000		Virginia Electric & Power Co		2.950	11/15/26	77,648
50,000		Virginia Electric & Power Co		3.500	03/15/27	53,427

		TOTAL UTILITIES				4,093,934

		TOTAL CORPORATE BONDS				74,241,919

		(Cost $70,557,292)

GOVERNMENT BONDS - 39.9%

AGENCY SECURITIES - 0.4%
400,000		Private Export Funding Corp (PEFCO)		2.250	03/15/20	400,414
250,000	g	Reliance Industries Ltd		3.667	11/30/27	258,810

		TOTAL AGENCY SECURITIES				659,224

FOREIGN GOVERNMENT BONDS - 2.5%
150,000	†	Argentina Republic Government International Bond		5.625	01/26/22	77,625
200,000	g	Bermuda Government International Bond		3.717	01/25/27	210,002
250,000	g	Bermuda Government International Bond		4.750	02/15/29	282,187
150,000	g	Caisse d’Amortissement de la Dette Sociale		1.875	07/28/20	150,030
200,000		Colombia Government International Bond		5.000	06/15/45	232,300
200,000	g	Costa Rica Government International Bond		5.625	04/30/43	185,500
225,000	g	Ecuador Government International Bond		9.650	12/13/26	213,750
200,000	g	Egypt Government International Bond		5.577	02/21/23	209,080
100,000		European Investment Bank		4.875	02/15/36	133,727
250,000	g	Guatemala Government International Bond		4.500	05/03/26	262,500
250,000	g	Iraq Government International Bond		5.800	01/15/28	244,218
200,000		Japan Bank for International Cooperation		2.375	04/20/26	202,260
100,000	g	Japan Finance Organization for Municipalities		3.000	03/12/24	103,388
250,000	g	Korea Housing Finance Corp		2.000	10/11/21	249,039
1,000,000		Kreditanstalt fuer Wiederaufbau		2.750	10/01/20	1,007,777
200,000		Mexico Government International Bond		3.600	01/30/25	209,052
250,000		Mexico Government International Bond		4.150	03/28/27	267,875
32,000		Mexico Government International Bond		6.050	01/11/40	41,600
160,000	g	Panama Notas del Tesoro		3.750	04/17/26	168,400
150,000	†,g	Provincia de Buenos Aires		7.875	06/15/27	63,750
200,000	g	Provincia de Mendoza Argentina		8.375	05/19/24	149,000
300,000	g	Republic of Uzbekistan Government International Bond		4.750	02/20/24	318,178
200,000	g	Zambia Government International Bond		8.500	04/14/24	137,427

		TOTAL FOREIGN GOVERNMENT BONDS				5,118,665

MORTGAGE BACKED - 19.5%
163,978		Federal Home Loan Mortgage Corp (FHLMC)		3.500	08/15/43	170,063
150,235	i	FHLMC		4.180	03/15/44	25,380
578,972		FHLMC		4.000	10/01/47	622,022
378,853	i	FHLMC	LIBOR 1 M + 0.300%	2.040	06/15/48	375,069
236,783	i	FHLMC		7.136	06/15/48	284,280
354,530	i	FHLMC		7.056	10/15/48	416,079
33,642		Federal Home Loan Mortgage Corp Gold (FGLMC)		5.000	06/01/36	37,109
11,449		FGLMC		5.000	07/01/39	12,637
270,561		FGLMC		3.500	04/01/45	288,085
787,829		FGLMC		3.500	08/01/45	840,168
1,089,270		FGLMC		3.500	10/01/45	1,148,372

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 344,059		FGLMC	4.000%	12/01/45	$369,931
376,222		FGLMC	3.500	08/01/46	398,074
2,106,229		FGLMC	3.000	01/01/47	2,157,125
1,335,479		FGLMC	3.000	02/01/47	1,367,735
78,962		FGLMC	3.500	02/01/47	81,977
18,594		FGLMC	4.500	06/01/47	20,072
538,370		FGLMC	4.000	09/01/47	574,731
210,243		FGLMC	3.500	12/01/47	222,448
671,650		FGLMC	3.500	03/01/48	708,948
199,655		FGLMC	4.000	03/01/48	213,661
170,781		FGLMC	4.000	07/01/48	182,710
230,985		FGLMC	4.500	08/01/48	251,127
11,849		Federal National Mortgage Association (FNMA)	6.000	08/01/21	12,097
179,406		FNMA	3.500	06/01/32	187,935
156,161		FNMA	5.000	05/01/35	172,091
7,082		FNMA	7.500	07/01/35	7,103
172,140		FNMA	5.000	02/01/36	189,774
394,382		FNMA	3.000	10/01/39	403,527
353,780		FNMA	5.000	09/01/40	390,244
184,299	i	FNMA	4.158	09/25/43	33,532
73,855		FNMA	4.000	01/01/44	79,023
58,367		FNMA	4.500	03/01/44	63,345
305,009		FNMA	4.500	10/01/44	329,242
607,321		FNMA	4.500	11/01/44	655,403
168,928		FNMA	5.000	11/01/44	185,691
61,287		FNMA	4.000	01/01/45	65,232
389,990		FNMA	3.000	02/25/45	399,294
70,396		FNMA	3.000	02/25/45	71,632
204,009		FNMA	4.000	06/01/45	218,413
165,720		FNMA	4.000	12/01/45	177,976
1,251,701		FNMA	3.000	12/25/45	1,280,255
663,657		FNMA	3.500	01/01/46	701,771
433,718		FNMA	4.000	01/01/46	466,037
26,693		FNMA	4.000	03/01/46	28,599
254,515		FNMA	3.500	07/01/46	268,930
628,402		FNMA	3.500	07/01/46	664,258
312,154		FNMA	3.000	10/01/46	313,895
549,294		FNMA	3.000	11/01/46	562,213
764,480		FNMA	3.500	12/01/46	794,539
683,541		FNMA	3.500	01/01/47	708,629
111,228		FNMA	3.000	04/25/47	113,555
53,502		FNMA	3.500	08/01/47	55,795
509,299		FNMA	3.500	09/01/47	531,380
35,508		FNMA	3.000	11/01/47	35,705
67,662		FNMA	3.000	11/01/47	68,037
300,125		FNMA	3.500	11/01/47	318,158
552,163		FNMA	4.000	12/01/47	590,731
117,346		FNMA	3.500	01/01/48	124,168
210,659		FNMA	4.500	01/01/48	229,080
265,830		FNMA	3.500	02/01/48	275,750
190,694		FNMA	4.500	02/01/48	207,205
968,085		FNMA	3.000	02/25/48	997,169
176,919		FNMA	4.000	03/01/48	189,214
846,329		FNMA	4.500	03/01/48	919,604
463,594		FNMA	3.500	04/01/48	480,845
2,949,986		FNMA	4.000	04/01/48	3,091,903
170,122		FNMA	4.500	05/01/48	184,852
123,786		FNMA	4.500	05/01/48	134,504
351,054		FNMA	5.000	06/01/48	375,494
290,092		FNMA	4.500	07/01/48	305,449
486,602		FNMA	4.000	08/01/48	505,539
141,081		FNMA	4.500	08/01/48	148,873
229,452		FNMA	5.000	08/01/48	252,999

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 260,365	h	FNMA	4.000%	09/01/48	$271,141
2,825,184		FNMA	3.000	11/01/48	2,877,966
248,959		FNMA	4.500	11/01/48	262,613
265,977		FNMA	3.000	11/25/48	37,202
491,706		FNMA	4.500	12/01/48	517,304
105,651		FNMA	5.000	06/01/49	113,014
108,281		FNMA	3.000	08/01/49	111,665
256,301		FNMA	4.000	10/01/49	267,543
324,114	h	FNMA	3.000	12/01/49	328,590
1,006,331		FNMA	3.500	12/01/49	1,036,409
160,558		FNMA	4.000	12/01/49	167,309
255,000	h	FNMA	3.500	01/01/50	262,934
4,438		Government National Mortgage Association (GNMA)	5.000	03/15/34	4,749
48,327		GNMA	5.000	06/15/34	51,861
5,285		GNMA	5.000	04/15/38	5,886
11,376		GNMA	4.500	04/15/40	12,180
304,990	†	GNMA	4.000	06/20/46	43,181
335,472		GNMA	3.000	12/20/47	344,872
800,847		GNMA	3.500	12/20/47	831,809
355,505		GNMA	3.500	01/20/48	368,658
326,694		GNMA	3.500	01/20/49	341,990
956,226		GNMA	4.000	07/20/49	990,909

		TOTAL MORTGAGE BACKED			39,584,277

MUNICIPAL BONDS - 3.7%
200,000		City & County of San Francisco CA Community Facilities District	3.264	09/01/25	207,796
200,000		City & County of San Francisco CA Community Facilities District	4.038	09/01/34	214,630
100,000		City of Austin TX Electric Utility Revenue	2.456	11/15/22	101,605
100,000		City of Austin TX Electric Utility Revenue	2.524	11/15/23	101,765
100,000		City of Austin TX Electric Utility Revenue	2.574	11/15/24	101,962
100,000		City of Austin TX Electric Utility Revenue	2.677	11/15/25	102,468
300,000		City of New York NY	3.430	12/01/24	317,523
270,000		Commonwealth Financing Authority	3.864	06/01/38	289,659
500,000		County of Miami-Dade FL Aviation Revenue	3.049	10/01/26	513,885
415,000		Denver City & County School District No	4.242	12/15/37	461,862
300,000		Florida Hurricane Catastrophe Fund Finance Corp	2.995	07/01/20	301,926
300,000		Health & Educational Facilities Authority of the State of Missouri	3.651	01/15/46	320,847
335,000	i	Michigan Finance Authority	2.862	09/01/49	338,735
350,000	i	Michigan Finance Authority	2.988	09/01/49	358,526
170,000		New York State Dormitory Authority	4.294	07/01/44	185,237
200,000		Public Finance Authority	4.269	07/01/40	218,704
1,400,000		State of Illinois	5.100	06/01/33	1,509,242
300,000		State of Oregon Department of Administrative Services	4.103	05/01/39	320,922
1,000,000		State of Texas	3.295	10/01/25	1,068,450
500,000		University of California	3.063	07/01/25	523,575

		TOTAL MUNICIPAL BONDS			7,559,319

U.S. TREASURY SECURITIES - 13.8%
50,000		United States Treasury Bond	3.500	02/15/39	59,852
1,000,000		United States Treasury Bond	3.125	11/15/41	1,132,909
2,935,700		United States Treasury Bond	3.000	11/15/45	3,280,227
290,000		United States Treasury Bond	2.500	05/15/46	295,708
1,865,000		United States Treasury Bond	2.875	11/15/46	2,043,294
765,000		United States Treasury Bond	3.000	05/15/47	858,466
1,060,000		United States Treasury Bond	3.125	05/15/48	1,219,128
1,976,000		United States Treasury Bond	3.375	11/15/48	2,381,597
1,234,000		United States Treasury Bond	2.875	05/15/49	1,358,616
80,000		United States Treasury Bond	2.250	08/15/49	77,513
350,000		United States Treasury Bond	2.375	11/15/49	348,427
1,020,290	k	United States Treasury Inflation Indexed Bonds	0.500	04/15/24	1,036,729
385,000		United States Treasury Note	2.500	05/31/20	386,321

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 850,000		United States Treasury Note		2.500%	12/31/20	$857,030
4,095,000		United States Treasury Note		2.500	01/31/21	4,132,168
1,440,000		United States Treasury Note		2.500	02/28/21	1,453,893
1,625,000		United States Treasury Note		2.250	03/31/21	1,637,188
3,405,000		United States Treasury Note		2.250	04/30/21	3,433,276
1,000,000		United States Treasury Note		1.625	12/31/21	1,000,931
1,015,000		United States Treasury Note		1.750	11/15/29	998,883

		TOTAL U.S. TREASURY SECURITIES				27,992,156

		TOTAL GOVERNMENT BONDS				80,913,641

		(Cost $78,526,779)

STRUCTURED ASSETS - 20.4%

ASSET BACKED - 8.8%
500,000		AmeriCredit Automobile Receivables Trust Series - 2019 3 (Class A3)		2.060	04/18/24	500,196
100,000	g	AMSR Trust Series - 2019 SFR 1 (Class C)		3.148	01/19/39	98,140
100,000	g	AMSR Trust Series - 2019 SFR1 (Class D)		3.247	01/19/39	98,144
16,802	i	Asset Backed Securities Corp Home Equity Loan Trust Series - 2004 HE5 (Class M1)	LIBOR 1 M + 0.900%	3.386	08/25/34	16,671
500,000	g	Avis Budget Rental Car Funding AESOP LLC Series - 2019 1A (Class A)		3.450	03/20/23	511,399
200,000	g	Avis Budget Rental Car Funding AESOP LLC Series - 2019 1A (Class B)		3.700	03/20/23	203,733
500,000	g	Avis Budget Rental Car Funding AESOP LLC Series - 2017 2A (Class A)		2.970	03/20/24	508,464
362,070	g	BRE Grand Islander Timeshare Issuer LLC Series - 2019 A (Class A)		3.280	09/26/33	369,279
957,364	g	Capital Automotive REIT Series - 2014 1A (Class A)		3.660	10/15/44	955,452
472,948	g	Capital Automotive REIT Series - 2017 1A (Class A1)		3.870	04/15/47	476,385
144,702	†,g,i	CBRE Realty Finance Series - 2007 1A (Class A2)	LIBOR 3 M + 0.300%	2.343	04/07/52	0
9,568		Centex Home Equity Series - 2002 A (Class AF6)		5.540	01/25/32	9,691
490,000	g	DB Master Finance LLC Series - 2017 1A (Class A2I)		3.629	11/20/47	496,429
124,375	g	DB Master Finance LLC Series - 2019 1A (Class A2I)		3.787	05/20/49	127,030
124,375	g	DB Master Finance LLC Series - 2019 1A (Class A23)		4.352	05/20/49	128,856
155,213	g	Diamond Resorts Owner Trust Series - 2018 1 (Class A)		3.700	01/21/31	158,791
220,998	g	Diamond Resorts Owner Trust Series - 2019 1A (Class A)		2.890	02/20/32	221,107
338,624	g	Domino’s Pizza Master Issuer LLC Series - 2015 1A (Class A2II)		4.474	10/25/45	355,126
245,000	g	Domino’s Pizza Master Issuer LLC Series - 2017 1A (Class A2II)		3.082	07/25/47	245,196
222,188	g	Domino’s Pizza Master Issuer LLC Series - 2018 1A (Class A2I)		4.116	07/25/48	228,502
121,174	g,i	Ellington Loan Acquisition Trust Series - 2007 2 (Class A2C)	LIBOR 1 M + 1.100%	2.892	05/25/37	121,298
169,943	g	HERO Funding Trust Series - 2017 3A (Class A1)		3.190	09/20/48	169,393

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 169,955	g	HERO Funding Trust Series - 2017 3A (Class A2)		3.950%	09/20/48	$173,520
500,000	g	Hertz Vehicle Financing II LP Series - 2018 1A (Class A)		3.290	02/25/24	511,456
250,000	g	Hertz Vehicle Financing II LP Series - 2019 2A (Class A)		3.420	05/25/25	257,481
361,170	g	Hilton Grand Vacations Trust Series - 2017 AA (Class B)		2.960	12/26/28	362,404
237,480	g	Hilton Grand Vacations Trust Series - 2019 AA (Class A)		2.340	07/25/33	237,085
237,480	g	Hilton Grand Vacations Trust Series - 2019 AA (Class C)		2.840	07/25/33	236,487
9,404	i	Home Equity Asset Trust Series - 2003 1 (Class M1)	LIBOR 1 M + 1.500%	3.986	06/25/33	9,438
250,000		Honda Auto Receivables Owner Trust Series - 2019 4 (Class A3)		1.830	01/18/24	249,364
483,974	g	Horizon Aircraft Finance II Ltd Series - 2019 1 (Class A)		3.721	07/15/39	483,136
248,512	g	Horizon Aircraft Finance III Ltd Series - 2019 2 (Class A)		3.425	11/15/39	247,049
73,976	i	JP Morgan Mortgage Acquisition Trust Series - 2007 CH3 (Class A1B)	LIBOR 1 M + 0.320%	2.112	03/25/37	72,649
129,873	i	JP Morgan Mortgage Acquisition Trust Series - 2007 CH5 (Class A1)	LIBOR 1 M + 0.160%	1.952	06/25/37	127,917
500,000	g	MMAF Equipment Finance LLC Series - 2019 B (Class A2)		2.070	10/12/22	500,037
445,935	g	MVW Owner Trust Series - 2017 1A (Class A)		2.420	12/20/34	446,682
267,421	g	MVW Owner Trust Series - 2019 1A (Class B)		3.000	11/20/36	269,394
173,824	g	MVW Owner Trust Series - 2019 1A (Class C)		3.330	11/20/36	175,606
477,556	g	MVW Owner Trust Series - 2019 2A (Class C)		2.680	10/20/38	473,707
250,000	g	Navient Student Loan Trust Series - 2019 BA (Class A2A)		3.390	12/15/59	256,569
27,350	g,i	Orange Lake Timeshare Trust Series - 2014 AA (Class B)		3.030	07/09/29	27,266
493,750	g	Planet Fitness Master Issuer LLC		4.262	09/05/48	501,956
		Series - 2018 1A (Class A2I)
99,814	g	Progress Residential Trust Series - 2017 SFR2 (Class A)		2.897	12/17/34	99,888
100,000	g	Progress Residential Trust Series - 2019 SFR4 (Class B)		2.937	10/17/36	99,419
88,697	g,i	PRPM LLC (Step Bond) Series - 2019 2A (Class A1)		3.967	04/25/24	88,902
500,000	g	SERVPRO Master Issuer LLC Series - 2019 1A (Class A2)		3.882	10/25/49	501,840
472,872	g	Settlement Fee Finance LLC Series - 2019 1A (Class A)		3.840	11/01/49	471,452
344,501	g	Sierra Timeshare Receivables Funding LLC Series - 2017 1A (Class B)		3.200	03/20/34	346,278
163,517	g	Sierra Timeshare Receivables Funding LLC Series - 2019 1A (Class A)		3.200	01/20/36	164,941
163,517	g	Sierra Timeshare Receivables Funding LLC Series - 2019 1A (Class C)		3.770	01/20/36	166,092
199,661	g	Sierra Timeshare Receivables Funding LLC Series - 2019 2A (Class C)		3.120	05/20/36	199,826

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 232,862	g	Sierra Timeshare Receivables Funding LLC Series - 2019 3A (Class C)		3.000%	08/20/36	$232,651
73,463	g	SoFi Professional Loan Program LLC Series - 2016 A (Class A2)		2.760	12/26/36	73,691
500,000	g	SoFi Professional Loan Program LLC Series - 2017 F (Class A2FX)		2.840	01/25/41	503,764
147,957	g	SolarCity LMC Series - 2014 2 (Class A)		4.020	07/20/44	148,855
93,864	g,i	Starwood Waypoint Homes Series - 2017 1 (Class A)	LIBOR 1 M + 0.950%	2.690	01/17/35	93,682
9,613	i	Structured Asset Investment Loan Trust Series - 2004 8 (Class M1)	LIBOR 1 M + 0.900%	2.692	09/25/34	9,461
16,948	i	Structured Asset Investment Loan Trust Series - 2004 8 (Class A9)	LIBOR 1 M + 1.000%	2.792	09/25/34	16,937
495,000	g	Taco Bell Funding LLC Series - 2018 1A (Class A2I)		4.318	11/25/48	506,474
250,000	g	Tesla Auto Lease Trust Series - 2019 A (Class A3)		2.160	10/20/22	249,531
377,057	g	TLF National Tax Lien Trust Series - 2017 1A (Class B)		3.840	12/15/29	378,187
100,000	g	Tricon American Homes Trust Series - 2016 SFR1 (Class E)		4.878	11/17/33	101,554
99,354	g	Tricon American Homes Trust Series - 2017 SFR1 (Class A)		2.716	09/17/34	99,278
99,717	g	Tricon American Homes Trust Series - 2017 SFR2 (Class A)		2.928	01/17/36	100,371
500,000		Verizon Owner Trust Series - 2019 C (Class A1A)		1.940	04/22/24	499,347
150,000		Volkswagen Auto Lease Trust Series - 2019 A (Class A2A)		2.000	03/21/22	149,969
99,378	g,i	VOLT LXXV LLC (Step Bond) Series - 2019 NPL1 (Class A1A)		4.336	01/25/49	99,966
92,460	g,i	VOLT LXXV LLC (Step Bond) Series - 2019 NPL2 (Class A1)		3.967	02/25/49	92,722
86,035	g,i	VOLT LXXV LLC (Step Bond)		3.967	03/25/49	86,476
		Series - 2019 NPL3 (Class A1)
100,000	g,i	VOLT LXXXIV LLC (Step Bond)		3.967	12/27/49	99,863
		Series - 2019 NP10 (Class A1B)
490,000	g	Wendys Funding LLC		3.573	03/15/48	495,121
		Series - 2018 1A (Class A2I)

		TOTAL ASSET BACKED				17,795,023

OTHER MORTGAGE BACKED - 11.6%
39,246	g,i	Agate Bay Mortgage Trust		3.500	11/25/44	39,853
		Series - 2014 3 (Class A13)
798,832	g,i	Agate Bay Mortgage Trust		3.500	09/25/45	790,966
		Series - 2015 6 (Class A9)
22,915	i	Alternative Loan Trust	LIBOR 1 M + 0.500%	2.292	06/25/34	23,245
		Series - 2004 8CB (Class M1)
270,000		BANK		3.283	11/15/62	276,352
		Series - 2019 BN24 (Class AS)
200,000	g	BBCMS Trust		4.197	08/10/35	219,289
		Series - 2015 SRCH (Class A2)
500,000		CFCRE Commercial Mortgage Trust		3.644	12/10/54	524,999
		Series - 2016 C7 (Class ASB)
36,822	i	CHL Mortgage Pass-Through Trust		3.832	02/20/35	37,135
		Series - 2004 HYB9 (Class 1A1)
500,000		Citigroup Commercial Mortgage Trust		3.576	04/10/49	520,292
		Series - 2016 GC37 (Class AS)
745,447		COMM Mortgage Trust		2.853	10/15/45	754,369
		Series - 2012 CR4 (Class A3)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 1,000,000	g,i	COMM Mortgage Trust		3.954%	06/10/46	$1,037,310
		Series - 2013 CR8 (Class B)
600,000	i	COMM Mortgage Trust		4.456	07/15/47	633,824
		Series - 2014 CR18 (Class B)
184,100	i	COMM Mortgage Trust		4.747	08/10/47	193,900
		Series - 2014 CR19 (Class C)
300,000	i	COMM Mortgage Trust		3.603	03/10/48	312,661
		Series - 2015 CR22 (Class AM)
200,000	g,i	COMM Mortgage Trust		4.125	03/10/48	197,117
		Series - 2015 CR22 (Class D)
230,382	g,i	COMM Mortgage Trust		3.685	05/10/48	230,899
		Series - 2015 CR23 (Class CMB)
250,000		COMM Mortgage Trust		3.801	05/10/48	263,588
		Series - 2015 CR23 (Class AM)
550,000	i	COMM Mortgage Trust		4.183	05/10/48	582,442
		Series - 2015 CR23 (Class B)
250,000	i	COMM Mortgage Trust		4.250	05/10/48	261,957
		Series - 2015 CR23 (Class C)
500,000		COMM Mortgage Trust		3.696	08/10/48	531,554
		Series - 2015 CR24 (Class A5)
250,000		COMM Mortgage Trust		3.984	10/10/48	265,887
		Series - 2015 CR27 (Class AM)
600,000	i	COMM Mortgage Trust		4.158	10/10/48	639,849
		Series - 2015 LC23 (Class AM)
179,467	i	Connecticut Avenue Securities	LIBOR 1 M + 2.600%	4.392	05/25/24	186,882
		Series - 2014 C02 (Class 1M2)
12,473	i	Connecticut Avenue Securities	LIBOR 1 M + 5.000%	6.792	11/25/24	13,478
		Series - 2014 C04 (Class 2M2)
2,365	i	Connecticut Avenue Securities Series - 2016 C04 (Class 1M1)	LIBOR 1 M + 1.450%	3.242	01/25/29	2,366
175,441	i	Connecticut Avenue Securities Series - 2016 C06 (Class 1M1)	LIBOR 1 M + 1.300%	3.092	04/25/29	175,673
145,000	i	Connecticut Avenue Securities Series - 2017 C02 (Class 2ED4)	LIBOR 1 M + 0.850%	2.642	09/25/29	143,410
105,000	i	Connecticut Avenue Securities Series - 2017 C05 (Class 1M2A)	LIBOR 1 M + 2.200%	3.992	01/25/30	106,183
69,454	i	Connecticut Avenue Securities Series - 2018 C01 (Class 1M1)	LIBOR 1 M + 0.600%	2.392	07/25/30	69,435
92,576	i	Connecticut Avenue Securities Series - 2018 C02 (Class 2EA2)	LIBOR 1 M + 0.900%	2.692	08/25/30	92,476
155,000	i	Connecticut Avenue Securities Series - 2018 C03 (Class 1EA2)	LIBOR 1 M + 0.850%	2.642	10/25/30	154,779
15,000	g,i	Connecticut Avenue Securities Series - 2019 R01 (Class 2M2)	LIBOR 1 M + 2.450%	4.242	07/25/31	15,183
11,000	g,i	Connecticut Avenue Securities Series - 2019 R03 (Class 1M2)	LIBOR 1 M + 2.150%	3.942	09/25/31	11,083
220,433	i	Connecticut Avenue Securities Trust Series - 2014 C03 (Class 1M2)	LIBOR 1 M + 3.000%	4.792	07/25/24	231,872
40,000	g,i	Credit Suisse Commercial Mortgage Trust Series - 2006 CF2 (Class M3)	LIBOR 1 M + 0.650%	2.442	05/25/36	39,906
1,300,000	g,i	DBUBS Mortgage Trust Series - 2011 LC2A (Class D)		5.530	07/10/44	1,336,133
175,000	g,i	DBUBS Mortgage Trust Series - 2011 LC1A (Class C)		5.702	11/10/46	179,142
77,799	i	Fieldstone Mortgage Investment Trust Series - 2005 2 (Class M2)	LIBOR 1 M + 0.735%	2.527	12/25/35	77,479
292,909	g,i	FirstKey Mortgage Trust Series - 2014 1 (Class A8)		3.500	11/25/44	297,238
59,458	g,i	Flagstar Mortgage Trust Series - 2018 5 (Class A11)		4.000	09/25/48	60,255
58,302	i	HarborView Mortgage Loan Trust Series - 2005 11 (Class 2A1A)	LIBOR 1 M + 0.620%	2.384	08/19/45	58,038

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 400,000	g	Hudson Yards Mortgage Trust Series - 2016 10HY (Class A)		2.835%	08/10/38	$402,300
300,000	g	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2012 HSBC (Class C)		4.021	07/05/32	310,203
100,000	g,i	JP Morgan Chase Commercial Mortgage Securities Trust Series - 2011 C4 (Class C)		5.396	07/15/46	103,345
55,391	g,i	JP Morgan Mortgage Trust Series - 2016 1 (Class A13)		3.500	05/25/46	55,346
46,194	g,i	JP Morgan Mortgage Trust Series - 2016 1 (Class A5)		3.500	05/25/46	46,392
30,326	g,i	JP Morgan Mortgage Trust Series - 2017 1 (Class A3)		3.500	01/25/47	30,799
112,374	g,i	JP Morgan Mortgage Trust Series - 2017 2 (Class A13)		3.500	05/25/47	112,704
45,901	g,i	JP Morgan Mortgage Trust Series - 2017 3 (Class 1A5)		3.500	08/25/47	46,387
24,192	g,i	JP Morgan Mortgage Trust		3.500	09/25/48	24,741
		Series - 2018 3 (Class A13)
75,630	g,i	JP Morgan Mortgage Trust		3.500	10/25/48	76,665
		Series - 2018 4 (Class A5)
38,847	g,i	JP Morgan Mortgage Trust		3.500	10/25/48	39,729
		Series - 2018 5 (Class A13)
62,574	g,i	JP Morgan Mortgage Trust		4.000	01/25/49	63,106
		Series - 2018 8 (Class A5)
42,776	g,i	JP Morgan Mortgage Trust		4.000	01/25/49	43,364
		Series - 2018 8 (Class A13)
28,461	g,i	JP Morgan Mortgage Trust		4.000	02/25/49	28,999
		Series - 2018 9 (Class A13)
124,597	g,i	JP Morgan Mortgage Trust		4.000	05/25/49	125,754
		Series - 2019 1 (Class A15)
34,934	g,i	JP Morgan Mortgage Trust		4.000	05/25/49	35,376
		Series - 2019 1 (Class A3)
24,707	g,i	JP Morgan Mortgage Trust		4.764	09/25/49	26,410
		Series - 2019 3 (Class B1)
680,000		JPMBB Commercial Mortgage Securities Trust		3.775	08/15/47	720,360
		Series - 2014 C21 (Class A5)
500,000	i	JPMBB Commercial Mortgage Securities Trust		3.917	05/15/48	526,869
		Series - 2015 C29 (Class AS)
458,000	i	JPMBB Commercial Mortgage Securities Trust		4.118	05/15/48	479,308
		Series - 2015 C29 (Class B)
500,000		JPMBB Commercial Mortgage Securities Trust		4.106	08/15/48	532,468
		Series - 2015 C31 (Class AS)
450,000	i	JPMBB Commercial Mortgage Securities Trust		4.617	08/15/48	485,224
		Series - 2015 C31 (Class B)
92,124	i	Merrill Lynch Mortgage Investors Trust	LIBOR 1 M + 0.260%	2.278	01/25/37	88,796
		Series - 2006 WMC1 (Class A1B)
328,128	i	Morgan Stanley Bank of America Merrill Lynch Trust		4.384	02/15/47	349,682
		Series - 2014 C14 (Class AS)
120,000	i	Morgan Stanley Bank of America Merrill Lynch Trust		4.462	02/15/48	125,478
		Series - 2015 C20 (Class C)
628,927		Morgan Stanley Bank of America Merrill Lynch Trust		3.652	03/15/48	654,491
		Series - 2015 C21 (Class AS)

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 12,509	i	Morgan Stanley Capital I Trust	LIBOR 1 M + 0.825%	2.617%	08/25/34	$12,476
		Series - 2004 HE6 (Class M1)
400,000	g,i	Natixis Commercial Mortgage Securities Trust	LIBOR 1 M + 1.500%	3.240	07/15/36	400,000
		Series - 2019 MILE (Class A)
250,000	g,i	Natixis Commercial Mortgage Securities Trust	LIBOR 1 M + 2.750%	4.490	07/15/36	250,000
		Series - 2019 MILE (Class D)
46,305	g,i	Sequoia Mortgage Trust		3.500	05/25/45	47,138
		Series - 2015 2 (Class A1)
176,080	g,i	Sequoia Mortgage Trust		3.500	11/25/46	179,599
		Series - 2016 3 (Class A10)
74,375	g,i	Sequoia Mortgage Trust		3.500	02/25/47	74,354
		Series - 2017 2 (Class A19)
88,136	g,i	Sequoia Mortgage Trust		3.500	02/25/48	89,616
		Series - 2018 2 (Class A1)
277,109	g,i	Sequoia Mortgage Trust		3.500	03/25/48	279,858
		Series - 2018 3 (Class A1)
76,364	g,i	Sequoia Mortgage Trust		4.000	09/25/48	76,807
		Series - 2018 7 (Class A4)
63,430	g,i	Sequoia Mortgage Trust Series - 2018 8 (Class A19)		4.000	11/25/48	64,413
63,430	g,i	Sequoia Mortgage Trust Series - 2018 8 (Class A1)		4.000	11/25/48	64,669
144,122	g,i	Sequoia Mortgage Trust Series - 2019 2 (Class A1)		4.000	06/25/49	146,757
72,061	g,i	Sequoia Mortgage Trust Series - 2019 2 (Class A19)		4.000	06/25/49	72,928
973,280	g,i	Sequoia Mortgage Trust Series - 2019 4 (Class A1)		3.500	11/25/49	989,629
179,494	g,i	Sequoia Mortgage Trust Series - 2019 5 (Class A19)		3.500	12/25/49	181,948
319,100	g,i	Sequoia Mortgage Trust Series - 2019 5 (Class A1)		3.500	12/25/49	325,059
64,364	g,i	Spruce Hill Mortgage Loan Trust Series - 2019 SH1 (Class A1)		3.395	04/29/49	64,703
105,692	i	Structured Agency Credit Risk Debt Note (STACR) Series - 2014 HQ2 (Class M2)	LIBOR 1 M + 2.200%	3.992	09/25/24	106,929
168,807	i	STACR Series - 2015 HQ1 (Class M3)	LIBOR 1 M + 3.800%	5.592	03/25/25	173,122
119,702	i	STACR Series - 2015 HQ2 (Class M2)	LIBOR 1 M + 1.950%	3.742	05/25/25	120,879
3,801	i	STACR Series - 2017 DNA1 (Class M1)	LIBOR 1 M + 1.200%	2.992	07/25/29	3,808
250,000	i	STACR Series - 2017 DNA1 (Class M2)	LIBOR 1 M + 3.250%	5.042	07/25/29	262,745
226,601	i	STACR Series - 2017 DNA3 (Class M1)	LIBOR 1 M + 0.750%	2.542	03/25/30	226,756
312,357	i	STACR Series - 2017 HQA3 (Class M2AS)	LIBOR 1 M + 0.950%	2.742	04/25/30	312,816
22,784	g,i	STACR Series - 2018 SPI1 (Class M1)		3.736	02/25/48	22,857
33,997	g,i	STACR Series - 2018 SPI2 (Class M1)		3.813	05/25/48	34,029
48,665	g,i	STACR Series - 2018 SPI3 (Class M1)		4.152	08/25/48	48,822
25,000	g,i	STACR Series - 2018 SPI4 (Class M2)		4.459	11/25/48	25,077
100,000	g,i	STACR Series - 2019 HQA4 (Class M2)	LIBOR 1 M + 2.050%	3.842	11/25/49	100,507
72,000	i	Wachovia Bank Commercial Mortgage Trust Series - 2007 C34 (Class C)		6.169	05/15/46	72,504

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 50,000	g,i	Wells Fargo Commercial Mortgage Trust Series - 2010 C1 (Class B)	5.276%	11/15/43	$50,748
700,000		Wells Fargo Commercial Mortgage Trust Series - 2016 C32 (Class A4)	3.560	01/15/59	741,296
60,646	g,i	Wells Fargo Mortgage Backed Securities Trust Series - 2019 2 (Class A17)	4.000	04/25/49	61,338
99,039	g,i	Wells Fargo Mortgage Backed Securities Trust Series - 2019 4 (Class A1)	3.500	09/25/49	100,821
645,000	i	WFRBS Commercial Mortgage Trust Series - 2013 C18 (Class AS)	4.387	12/15/46	690,482

		TOTAL OTHER MORTGAGE BACKED			23,598,285

		TOTAL STRUCTURED ASSETS			41,393,308

		(Cost $40,878,612)
		TOTAL BONDS			196,548,868

		(Cost $189,962,683)

SHARES		COMPANY

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
5,517	*	Federal Home Loan Mortgage Corp			65,376
17,265	*	Federal National Mortgage Association			206,317

		TOTAL BANKS			271,693

		TOTAL PREFERRED STOCKS			271,693

		(Cost $569,550)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 1.0%

TREASURY DEBT - 1.0%
$ 2,060,000		United States Treasury Bill	1.100	01/02/20	2,060,000

		TOTAL TREASURY DEBT			2,060,000

		TOTAL SHORT-TERM INVESTMENTS			2,060,000

		(Cost $2,059,937)
		TOTAL INVESTMENTS - 99.1%			201,289,061
		(Cost $195,028,237)
		OTHER ASSETS & LIABILITIES, NET - 0.9%			1,711,727

		NET ASSETS - 100.0%			$203,000,788

Abbreviation(s):

LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 12/31/2019, the aggregate value of these securities is $43,416,322 or 21.4% of net assets.

TIAA-CREF LIFE FUNDS - Bond Fund

h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

Centrally cleared credit default swap contracts outstanding as of December 31, 2019 were as follows:

PURCHASED

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount	*	Variation margin	Unrealized appreciation (depreciation)
CDX-NAHYS32V3-5 Year Index	5.000%	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	$490,000		$219	$(15,762)
CDX-NAHYS33V2-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	12/20/24	495,000		235	(13,460)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000		222	(20,087)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000		220	(17,328)
CDX-NAHYS32V3-5 Year Index	5.000	Credit event as specified in contract	Citigroup Global Markets, Inc	06/20/24	490,000		218	(13,837)
Total							$1,114	$(80,474)

SOLD

Reference entity	Terms of payments to be paid	Terms of payments to be received	Counterparty	Maturity date	Notional amount	*	Variation margin	Unrealized appreciation (depreciation)
CDX-NAHYS32V3-5 Year Index	Credit event as specified in contract	5.000%	Citigroup Global Markets, Inc	06/20/24	$490,000		$(225)	$25,150
*

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is defined under the terms of that particular swap agreement. This amount may be reduced by any recoverable assets, if applicable.

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 100.9%

GOVERNMENT AGENCY DEBT - 52.5%
$2,000,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%	02/18/20	$1,995,827
650,000	Federal Farm Credit Bank (FFCB)	0.010	03/04/20	648,214
1,800,000	FFCB	0.010	03/06/20	1,794,962
2,000,000	FFCB	0.010	05/27/20	1,986,933
2,300,000	FFCB	0.010	06/05/20	2,284,352
2,000,000	FFCB	0.010	06/10/20	1,986,136
697,000	Federal Home Loan Bank (FHLB)	0.010	01/08/20	696,788
1,600,000	FHLB	0.010	01/10/20	1,599,320
1,430,000	FHLB	0.010	01/15/20	1,429,048
2,600,000	FHLB	0.010	01/21/20	2,597,754
2,441,000	FHLB	0.010	01/22/20	2,438,671
1,000,000	FHLB	0.010	01/28/20	998,732
4,450,000	FHLB	0.010	02/03/20	4,443,511
1,400,000	FHLB	0.010	02/05/20	1,397,901
2,000,000	FHLB	0.010	02/12/20	1,996,332
946,000	FHLB	0.010	02/18/20	944,058
2,000,000	FHLB	0.010	02/19/20	1,995,740
475,000	FHLB	0.010	02/21/20	473,923
721,000	FHLB	0.010	02/26/20	719,210
1,168,000	FHLB	0.010	02/28/20	1,164,999
1,426,000	FHLB	0.010	03/06/20	1,422,009
1,071,000	FHLB	0.010	03/11/20	1,067,741
3,072,000	FHLB	0.010	03/13/20	3,062,323
3,340,000	FHLB	0.010	03/16/20	3,329,061
270,000	FHLB	0.010	03/18/20	268,932
1,600,000	FHLB	0.010	03/31/20	1,593,680
300,000	FHLB	0.010	04/09/20	298,696
1,050,000	FHLB	0.010	05/04/20	1,044,250
1,744,000	FHLB	0.010	06/05/20	1,732,135
332,000	FHLB	0.010	06/12/20	329,625
2,000,000	Federal Home Loan Mortgage Corp (FHLMC)	0.010	01/13/20	1,998,970
2,000,000	FHLMC	0.010	02/20/20	1,995,306
100,000	FHLMC	0.010	04/09/20	99,574
1,800,000	Federal National Mortgage Association (FNMA)	0.010	01/29/20	1,797,788
2,000,000	FNMA	0.010	02/05/20	1,997,029

	TOTAL GOVERNMENT AGENCY DEBT			55,629,530

TREASURY DEBT - 20.4%
3,000,000	United States Treasury Bill	0.010	01/14/20	2,998,346
2,000,000	United States Treasury Bill	0.010	01/16/20	1,998,735
2,000,000	United States Treasury Bill	0.010	01/23/20	1,997,988
1,960,000	United States Treasury Bill	0.010	01/30/20	1,957,593
2,000,000	United States Treasury Bill	0.010	02/04/20	1,997,129
2,010,000	United States Treasury Bill	0.010	02/13/20	2,006,311
1,163,000	United States Treasury Bill	0.010	02/20/20	1,160,515
500,000	United States Treasury Bill	0.010	02/27/20	498,784
130,000	United States Treasury Bill	0.010	03/26/20	129,533
1,800,000	United States Treasury Bill	0.010	04/02/20	1,793,153

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$3,000,000		United States Treasury Note		2.000%	01/31/20	$3,000,141
2,000,000		United States Treasury Note		1.375	02/29/20	1,998,317

		TOTAL TREASURY DEBT				21,536,545

VARIABLE RATE SECURITIES - 28.0%
500,000	i	Federal Agricultural Mortgage Corp (FAMC)	EFFR + 0.120%	1.670	02/26/20	500,000
500,000	i	FAMC	FRED - 2.950%	1.800	05/19/20	500,000
500,000	i	FAMC	EFFR + 0.100%	1.650	07/06/20	500,000
500,000	i	FAMC	EFFR + 0.090%	1.640	07/08/20	500,000
1,000,000	i	FAMC	FRED - 3.020%	1.730	09/01/20	1,000,000
2,000,000	i	FAMC	SOFR + 0.080%	1.620	12/21/20	2,000,000
1,000,000	i	FAMC	SOFR + 0.070%	1.610	02/08/21	1,000,000
1,000,000	i	Federal Farm Credit Bank (FFCB)	LIBOR 1 M - 0.030%	1.680	01/07/20	1,000,000
300,000	i	FFCB	US Treasury Bill 3 M + 0.055%	1.581	01/27/20	300,000
500,000	i	FFCB	FRED - 2.980%	1.770	02/20/20	500,000
300,000	i	FFCB	FRED - 2.870%	1.880	05/29/20	300,000
1,000,000	i	FFCB	FRED - 2.960%	1.790	07/09/20	999,961
500,000	i	FFCB	US Treasury Bill 3 M + 0.045%	1.571	08/17/20	499,984
500,000	i	FFCB	FRED - 3.020%	1.730	09/28/20	499,687
500,000	i	FFCB	US Treasury Bill 3 M + 0.160%	1.686	01/19/21	499,948
2,500,000	i	Federal Home Loan Bank (FHLB)	SOFR + 0.035%	1.575	06/19/20	2,500,000
1,000,000	i	FHLB	SOFR + 0.100%	1.640	07/29/20	1,000,000
1,000,000	i	FHLB	SOFR + 0.120%	1.660	10/07/20	1,000,000
2,000,000	i	FHLB	SOFR + 0.130%	1.670	10/16/20	2,000,000
500,000	i	FHLB	SOFR + 0.055%	1.595	05/14/21	500,000
2,000,000	i	Federal Home Loan Mortgage Corp (FHLMC)	SOFR + 0.130%	1.540	02/20/20	1,999,970
2,000,000	i	FHLMC	SOFR + 0.040%	1.580	04/29/20	1,999,932
500,000	i	Federal National Mortgage Association (FNMA)	SOFR + 0.060%	1.600	07/30/20	500,000
500,000	i	FNMA	SOFR + 0.075%	1.615	10/30/20	500,000
2,500,000	i	United States Treasury Floating Rate Note	US Treasury Bill 3 M + 0.000%	1.526	01/31/20	2,499,707
4,500,000	i	United States Treasury Floating Rate Note	US Treasury Bill 3 M + 0.033%	1.559	04/30/20	4,498,841

		TOTAL VARIABLE RATE SECURITIES				29,598,030

		TOTAL SHORT-TERM INVESTMENTS				106,764,105

		(Cost $106,764,105)
		TOTAL INVESTMENTS - 100.9%				106,764,105
		(Cost $106,764,105)
		OTHER ASSETS & LIABILITIES, NET - (0.9)%				(957,801)

		NET ASSETS - 100.0%				$105,806,304

Abbreviation(s):

EFFR	Effective Federal Funds Rate
FRED	Federal Bank Prime Loan Rate
LIBOR	London Interbank Offered Rate
M	Month
SOFR	Secured Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 99.9%[a]

FIXED INCOME - 49.5%
3,218,139	TIAA-CREF Life Bond Fund	$34,080,092

	TOTAL FIXED INCOME	34,080,092

INTERNATIONAL EQUITY - 10.1%
854,840	TIAA-CREF Life International Equity Fund	6,941,299

	TOTAL INTERNATIONAL EQUITY	6,941,299

U.S. EQUITY - 40.3%
391,782	TIAA-CREF Life Growth Equity Fund	6,417,392
369,429	TIAA-CREF Life Growth & Income Fund	6,952,648
405,489	TIAA-CREF Life Large-Cap Value Fund	6,049,893
89,985	TIAA-CREF Life Real Estate Securities Fund	1,403,765
105,118	TIAA-CREF Life Small-Cap Equity Fund	1,380,201
197,380	TIAA-CREF Life Stock Index Fund	5,530,592

	TOTAL U.S. EQUITY	27,734,491

	TOTAL TIAA-CREF LIFE FUNDS	68,755,882

	(Cost $60,179,064)
	TOTAL INVESTMENTS - 99.9%	68,755,882
	(Cost $60,179,064)
	OTHER ASSETS & LIABILITIES, NET - 0.1%	69,352

	NET ASSETS - 100.0%	$68,825,234

a	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIAA-CREF Life Funds and Shareholders of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Bond Fund, Money Market Fund, and portfolio of investments, of Balanced Fund, (constituting TIAA-CREF Life Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2020

We have served as the auditor of one or more investment companies in TIAA-CREF Funds’ investment company group since 2005.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: February 20, 2020	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: February 20, 2020	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: February 20, 2020	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 13. Exhibits.

13(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer